UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

ARC WIRELESS SOLUTIONS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common stock, par value $.0005 par value per share, of ARC Wireless Solutions Inc.

(2)	Aggregate number of securities to which transaction applies:

The aggregate number of securities and other acquisition consideration related to the proposed transaction consists of (i) 7,857,898 shares of Registrant’s common stock to be issued in exchange for 100% of the issued and outstanding membership interest of Quadrant Metals Technologies, LLC (equal to 4,029,691 shares of Registrant’s common stock after giving effect to the proposed 1:1.95 reverse stock split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); (ii) 112,648 shares of Registrant’s common stock to be issued to Carret P.T., LP (equal to 57,768 shares of Registrant’s common stock after giving effect to the proposed 1:1.95 reverse stock split) at a purchase price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and (iii) a convertible note, which may be converted into common stock if the equity value of ARC is more than $176 million and the aggregate common stock issued upon conversion is less than 10% of the common stock ownership of ARC; which assuming a conversion price calculated as of April 9, 2012, could result, in the issuance of approximately 1,226,977 shares of Registrant’s common stock (approximately 629,229 shares of Registrant’s common stock after giving effect to the proposed 1:1.95 reverse stock split).

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the registration fee, the underlying value of the transactions has been calculated as the sum of total acquisition consideration, consisting of (A) 7,857,898 shares of Registrant’s common stock (equal to 4,029,691 shares of Registrant’s common stock after giving effect to the proposed 1:1.95 reverse stock split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), multiplied by the average of the high and low prices reported in the consolidated reporting system as of the close of business on April 9, 2012; (B) $25,400,000 in cash to Precision Castparts Corp. (“PCC”); and (C) $17,600,000 issued in the form of a convertible note issued to PCC; and (D) $450,594, representing the sale of 112,648 shares of the Registrant’s Common Stock to Carret P.T., LP (equal to 57,768 shares of Registrant’s common stock giving effect to the proposed 1:1.95 reverse stock split) at a purchase price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), multiplied by the average of the high and low prices reported in the consolidated reporting system as of the close of business on April 9, 2012. In accordance with Section 14(g)(1)(A) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0001146 by the sum of the preceding sentences.

(4)	Proposed maximum aggregate value of the transaction:

$67,810,078

(5)	Total fee paid:

$7,771.03

☒	Fee paid previously with preliminary materials.

☐            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form Schedule or Registration No.:
(3)	Filing Party:
(4)	Date Filed:

ARC WIRELESS SOLUTIONS, INC.

6330 North Washington Street, Unit #13

Denver, Colorado 80216-1146

(303) 467-5236

July ___, 2012

To the Shareholders of ARC Wireless Solutions Inc.:

You are invited to attend the Annual Meeting of Stockholders of ARC Wireless Solutions, Inc. (referred to herein as “ARC” or the “Company”) to be held on July ___, 2012, commencing at 10:00 AM (Eastern Daylight Time) at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, New York 10019 (the “Annual Meeting”) for the following purposes:

1.	To elect a Board of Directors consisting of six directors;

2.	To (i) approve the acquisition of Quadrant Metals Technologies, LLC (the “QMT Acquisition”) and the issuance of 7,857,898 shares of Company common stock, par value $.0005 per share (the “Common Stock”) in consideration for the QMT Acquisition (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 reverse stock split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and (ii) approve the sale of 112,648 shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 reverse stock split) to Carret P.T., LP at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594 (the “Securities Sale”);

3.	To approve the acquisition of Advance Forming Technology, Inc. (“AFTI”); and a Hungarian special purpose acquisition company formed to acquire the Hungarian assets associated with AFTI that are currently owned by AFT Europa KFT (the “AFTE SPV” and collectively referred to together with AFTI as “AFT” and the AFTI and AFTE SPV acquisitions collectively thereto, the “AFT Acquisition” and together with the QMT Acquisition, the “Acquisitions”), and to approve the contingent issuance of shares of ARC Common Stock underlying a convertible note to be issued by ARC, which may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC; which assuming a conversion price calculated as of April 9, 2012, could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split), in partial consideration for the AFT Acquisition;

4.	To approve the amendment and restatement of the Company’s Articles of Incorporation to effect a reverse stock split of ARC’s Common Stock at an exchange ratio of 1-for-1.95 shares (the “Reverse Stock Split”);

5.	To approve the amendment and restatement of the Company’s Articles of Incorporation to change the Company’s name to ARC Group Worldwide, Inc.;

6.	To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending December 31, 2012;

7.	To authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposals set forth above; and

8.	To transact any other business that properly may come before the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT TO THE COMPLETION OF THE ACQUISITIONS AND THE OTHER PROPOSED ACTIONS . We will not be able to complete the Acquisitions unless a majority of all issued and outstanding shares of ARC Common Stock on the record date are present in person or by proxy at the Annual Meeting. Only the shareholders of record as shown on the transfer books at the close of business on _______, 2012 are entitled to notice of, and to vote at, the Annual Meeting.

Shareholders should be aware that there are material conflicts of interest of certain directors of ARC, the executive officers of ARC and ARC’s controlling shareholder, and their respective affiliates, in connection with the QMT Acquisition, the Securities Sale and related matters (See “INFORMATION ABOUT THE QMT ACQUISITION - Conflicts of Interest”).

After careful consideration, the ARC Board of Directors has unanimously determined that the QMT Acquisition, the Securities Sale, the AFT Acquisition and the other proposed actions are advisable and fair to, and in the best interests of, ARC stockholders and unanimously recommends that you vote:

•	“FOR” EACH OF THE SIX NOMINEES FOR DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•	“FOR” THE APPROVAL OF (I) THE QMT ACQUISITION AND ISSUANCE OF 7,857,898 SHARES OF ARC COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR THE QMT ACQUISITION; AND (II) THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR CASH INVESTMENT OF $450,594;

•	“FOR” THE APPROVAL OF THE AFT ACQUISITION AND CONTINGENT ISSUANCE OF SHARES UNDER THE TERMS OF THE AFT CONVERTIBLE NOTE;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE ARC ARTICLES OF INCORPORATION TO CAUSE THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE ARC ARTICLES OF INCORPORATION TO AUTHORIZE THE NAME CHANGE;

•	“FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012; AND

•	“FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING (IF NECESSARY) TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE PROPOSALS TO THE SHAREHOLDERS AS SET FORTH ABOVE.

Whether or not you expect to attend the ARC Annual Meeting in person, please authorize a proxy to vote your shares as promptly as possible by signing all proxy cards that you receive and returning them in the pre-addressed envelopes provided, so that your shares may be represented and voted at the ARC Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction form furnished by the record holder.

Thank you for your continued support and your consideration of these matters.

Theodore Deinard
Interim Chief Executive Officer
July ___, 2012

ARC WIRELESS SOLUTIONS, INC.

6330 North Washington Street, Unit #13

Denver, Colorado 80216-1146

(303) 467-5236

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held July ___, 2012

10:00AM Eastern Daylight Time

To the Shareholders of ARC Wireless Solutions Inc.:

The Annual Meeting of the shareholders of ARC Wireless Solutions, Inc. (referred to herein as “ARC” or the “Company”) will be held on July ___, 2012 at 10:00 AM (Eastern Daylight Time) (the “Annual Meeting”) at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 for the following purposes:

1.	To elect a Board of Directors consisting of six directors;

2.	To (i) approve the acquisition of Quadrant Metals Technologies, LLC (the “QMT Acquisition”) and the issuance of 7,857,898 shares of Company common stock, par value $.0005 per share (the “Common Stock”) in consideration for the QMT Acquisition (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 reverse stock split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and (ii) approve the sale of 112,648 shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 reverse stock split) to Carret P.T., LP at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594 (the “Securities Sale”);

3.	To approve the acquisition of Advance Forming Technology, Inc. (“AFTI”); and a Hungarian special purpose acquisition company (the “AFTE SPV” and collectively referred to together with AFTI as “AFT”) holding the Hungarian assets associated with AFTI which are currently owned by AFT Europa KFT (“AFTE” and the AFTI and AFTE SPV acquisitions collectively thereto, the “AFT Acquisition” and together with the QMT Acquisition, the “Acquisitions”), and to approve the contingent issuance of shares of ARC Common Stock underlying a convertible note to be issued by ARC, which may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC; which assuming a conversion price calculated as of April 9, 2012, could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Common Stock after giving effect to the proposed 1:1.95 reverse stock split), in partial consideration for the AFT Acquisition;

4.	To approve the amendment and restatement of the Company’s Articles of Incorporation to effect a reverse stock split of ARC’s Common Stock at an exchange ratio of 1-for-1.95 shares (the “Reverse Stock Split”);

5.	To approve the amendment and restatement of the Company’s Articles of Incorporation to change the Company’s name to ARC Group Worldwide, Inc.;

6.	To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending December 31, 2012;

7.	To authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposals set forth above; and

8.	To transact any other business that properly may come before the Annual Meeting.

Only the shareholders of record as shown on the transfer books at the close of business on July __, 2012 are entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). We anticipate that the notice will be mailed to shareholders on or about July ___, 2012.

Shareholders should be aware that there a number of material conflicts of interest of certain directors of ARC, the executive officers of ARC and ARC’s controlling shareholder in connection with the QMT Acquisition, the Securities Sale and related matters (See “INFORMATION ABOUT THE QMT ACQUISITION - Conflicts of Interest”).

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•	“FOR” EACH OF THE SIX NOMINEES FOR DIRECTOR WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•	“FOR” THE APPROVAL OF (I) THE QMT ACQUISITION AND ISSUANCE OF 7,857,898 SHARES OF ARC COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR THE QMT ACQUISITION; AND (II) THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR CASH INVESTMENT OF $450,594;

•	“FOR” THE APPROVAL OF THE AFT ACQUISITION AND AUTHORIZATION FOR THE CONTINGENT ISSUANCES OF ARC COMMON STOCK UNDERLYING THE AFT CONVERTIBLE NOTE;

•	“FOR” THE 1-FOR-1.95 SHARES REVERSE STOCK SPLIT AND RELATED AMENDMENT AND RETATEMENT OF THE ARTICLES OF INCORPORATION;

•	“FOR” THE NAME CHANGE OF THE COMPANY TO ARC GROUP WORLDWIDE, INC. AND RELATED AMENDMENT AND RETATEMENT OF THE ARTICLES OF INCORPORATION;

•	“FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012; AND

•	“FOR” THE AUTHORIZATION TO ADJOURN THE ANNUAL MEETING (IF NECESSARY) TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE THE PROPOSALS SET FORTH ABOVE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY ____, 2012:

This notice contains instructions on how you may also access and review our proxy materials on the Internet. This Proxy Statement and copies of the Annexes and a Form of Proxy are available on our website at www.arcwireless.net. Please note, however, that we have chosen to provide our shareholders with proxy materials by sending printed copies through the mail. This notice contains instructions on how you may vote your shares only by returning your proxy card through the mail or by fax. Voting of shares will not be available via an Internet website or by telephone. We anticipate that the proxy materials will be mailed to shareholders on or about July ___, 2012. If you hold shares of our Common Stock in street name through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages. You may contact us by calling or writing our principle office to obtain directions to be able to attend the meeting and vote in person: ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, Colorado 80216-1146; Telephone: (303) 467-5236.

This Proxy Statement, ARC’s Annual Report and the Form of Proxy may be viewed, printed and downloaded from the Internet at www.arcwireless.net.

Additional copies of our proxy materials may also be requested in printed form or by e-mail, at no charge, by calling (303) 467-5236 or requested via e-mail at investorrelations@antennas.com.

All shareholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope. The person executing the proxy may revoke it by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by choosing to vote in person at the Annual Meeting.

ALL SHAREHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE ANNUAL MEETING

By Order of the Board of Directors:

Theodore Deinard
Interim Chief Executive Officer
July ___, 2012

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	1
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS	17
SUMMARY	18
THE ANNUAL MEETING	25
Date, Time and Place	25
Record Date; Shares Outstanding and Entitled to Vote	25
Common Stock Ownership of Directors and Executive Officers	26
How to Vote Your Shares	26
How to Change Your Vote	27
Counting Your Vote	27
Quorum and Required Votes	28
Abstentions and Broker “Non-Votes”	28
Solicitation of Proxies	29
Adjournment and Postponement	30
Recommendation of Our Board of Directors	30
RISK FACTORS	32
INFORMATION ON THE QMT ACQUISITION	50
Transaction Structure	50
Background to the Acquisition	51
Conflicts of Interest	58
Opinion of Our Financial Advisor	58
Information about QMT	68
QMT Acquisition Agreement and Related Agreements	77

INFORMATION ABOUT THE AFT ACQUISITION	78
AFT Transaction Structure	78
Background to the AFT Acquisition	78
Information about AFT	78
AFT Acquisition Agreements and Related Agreements	79

REASONS FOR THE PROPOSED ACQUISITIONS	80
REGULATORY APPROVALS	84

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF QMT	86
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AFT	97

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ARC	101

PROPOSAL NO. 1: ELECTION OF DIRECTORS	111
Proposal	111
Required Stockholder Vote and Recommendation of our Board of Directors	114
Information Regarding the Board of Directors and Executive Officers	115
Executive Compensation	120

PROPOSAL NO. 2: APPROVAL OF (I) THE ACQUISITION OF QUADRANT METALS TECHNOLOGIES, LLC AND THE ISSUANCE OF 7,857,898 SHARES OF COMPANY COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT); AND (II) APPROVAL OF THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR A CASH INVESTMENT OF $450,594.	127

i

Proposal	127
Required Shareholder Approval	127
Amount, Title & Description of Securities to be Issued	127
The QMT Acquisition Agreement and Related Agreements	128
Directors of the Company Following the QMT Acquisition	132
Interests of QMT Executive Officers and Directors in the Acquisition	132
Regulatory Approvals	134

PROPOSAL NO. 3: ACQUISITION OF AFT AUTHORIZATION AND AUTHORIZATION FOR THE CONTINGENT ISSUANCE OF SHARES OF ARC COMMON STOCK UNDERLYING THE AFT CONVERTIBLE.	134
Proposal	134
Required Stockholder Approval	134
AFT Amount, Title & Description of Securities Subject to Contingent Issuance	134
The AFT Acquisition Agreement and Related Agreements	135

PROPOSAL NO. 4: AMENDMENT AND RESTATEMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CAUSE THE EFFECTIVENESS OF A 1-FOR-1.95 SHARES REVERSE STOCK SPLIT.	141
Proposal	141
Required Stockholder Approval	141
Reasons for the Reverse Stock Split	141
Certain Effects of the Proposed Reverse Stock Split	141
Certain Federal Income Tax Consequences	143
Implementation of the Reverse Stock Split	144
Required Vote and Effective Time	144
Stock Certificates	144
Interests of Certain Persons in the Proposal	144
Fractional Shares	145
No Appraisal Rights	145

PROPOSAL NO. 5: AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY NAME TO “ARC GROUP WORLDWIDE, INC .”	146
Proposal	146
Required Stockholder Approval	146
Reasons for the Name Change	146

PROPOSAL NO. 6: RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012	147
Proposal	147
Required Vote	148
Recommendation of our Board of Directors	148

PROPOSAL NO. 7: AUTHORITY FOR ADJOURNMENT OF ANNUAL MEETING	149
Proposal	149
Required Stockholder Vote and Recommendation of our Board of Directors	149

ii

ARC Wireless Solutions, Inc. Financial Statements for the Three Month Period Ended March 31, 2012 (unaudited)
Condensed Consolidated Balance Sheets (unaudited)	155
Condensed Consolidated Statements of Operations (unaudited)	156
Condensed Consolidated Statements of Cash Flows (unaudited)	157
Notes to Condensed Consolidated Financial Statements (unaudited)	158

ARC Wireless Solutions, Inc. Financial Statements for the Years Ended December 31, 2011 and December 31, 2010
Consent of Independent Registered Public Accounting Firm	167
Report of Independent Registered Public Accounting Firm	168
Consolidated Balance Sheets (audited)	169
Consolidated Statements of Operations (audited)	170
Consolidated Statements of Changes in Stockholders’ Equity (audited)	171
Consolidated Statements of Cash Flows (audited)	172
Notes to Consolidated Financial Statements (audited)	173

Sensitivity Analysis of ARC Wireless Solutions, Inc. Shares Issued in Consideration for Acquisition of Quadrant Metal Technologies LLC	182

ARC Wireless Solutions, Inc. Pro Forma Condensed Combined Financial Information
Introduction to Unaudited Pro Forma Consolidated Financial Statements	183
Unaudited Pro Forma Consolidated Balance Sheet March 31, 2012	184
Unaudited Pro Forma Consolidated Statement of Operations for the Twelve Months Ended March 31, 2012	186
Notes to Unaudited Pro Forma Consolidated Financial Statements	187

Quadrant Metals Technologies LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	191
Consolidated Balance Sheets (unaudited)	192
Consolidated Statement of Income (unaudited)	193
Consolidated Statement of Members’ Equity (unaudited)	194
Consolidated Statement of Cash Flows (unaudited)	195
Notes to Financial Statements (unaudited)	196
Consolidating Balance Sheets (unaudited)	203
Consolidating Statements of Income (unaudited)	204
Consolidating Statements of Members’ Equity (unaudited)	205
Consolidating Statements of Cash Flows (unaudited)	206

Quadrant Metals Technologies LLC Financial Statements for the Year Ended June 30, 2011
Consent of Independent Registered Public Accounting Firm	208
Report of Independent Registered Public Accounting Firm	209
Consolidated Balance Sheets (audited)	210
Consolidated Statements of Income (audited)	211
Consolidated Statements of Changes in Members’ Equity (audited)	212
Consolidated Statements of Cash Flows (audited)	213
Notes to Financial Statements (audited)	214
Consolidating Balance Sheets (audited)	224
Consolidating Statements of Income (audited)	225
Consolidating Statements of Members’ Equity (audited)	226
Consolidating Statements of Cash Flows (audited)	227

FloMet LLC Reviewed Financial Statements for the Nine Months Ended March 31, 2012
Independent Accountants’ Review Report	229
Balance Sheets (unaudited)	230
Statement of Income (unaudited)	231
Statement of Members’ Equity (unaudited)	232
Statement of Cash Flows (unaudited)	233
Notes to Financial Statements (unaudited)	234

iii

FloMet LLC Audited Financial Statements Years Ending June 30, 2011 and 2010
Consent of Independent Registered Public Accounting Firm	242
Report of Independent Registered Public Accounting Firm	243
Balance Sheets (audited)	244
Statements of Income (audited)	245
Statements of Changes in Members’ Equity (audited)	246
Statements of Cash Flows (audited)	247
Notes to Financial Statements (audited)	248

FloMet LLC Audited Financial Statements Years Ending June 30, 2010 and 2009
Consent of Independent Registered Public Accounting Firm	258
Report of Independent Registered Public Accounting Firm	259
Balance Sheets (audited)	260
Statements of Income (audited)	261
Statements of Changes in Members’ Equity (audited)	262
Statements of Cash Flows (audited)	263
Notes to Financial Statements (audited)	264

General Flange & Forge LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	273
Balance Sheets (unaudited)	274
Statement of Income (unaudited)	275
Statement of Members’ Equity (unaudited)	276
Statement of Cash Flows (unaudited)	277
Notes to Financial Statements (unaudited)	278

General Flange & Forge Corporation Reviewed Financial Statements for the Three Months Ending March 31, 2011 (unaudited)
Independent Accountants’ Review Report	284
Balance Sheets (unaudited)	285
Statement of Income (unaudited)	286
Statement of Owners’ Equity (unaudited)	287
Statement of Cash Flows (unaudited)	288
Notes to Financial Statements (unaudited)	289

General Flange & Forge Corporation Audited Financial Statements for the Year Ending December 31, 2010
Consent of Independent Registered Public Accounting Firm	293
Independent Auditors' Report	294
Balance Sheets (audited)	295
Statements of Income (audited)	296
Statements of Changes in Members’ Equity (audited)	297
Statements of Cash Flows (audited)	298
Notes to Financial Statements (audited)	299

Tekna Seal LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	303
Balance Sheets (unaudited)	304
Statement of Income (unaudited)	305
Statement of Members’ Equity (unaudited)	306
Statement of Cash Flows (unaudited)	307
Notes to Financial Statements (unaudited)	308

Tekna Seal LLC Audited Financial Statements Years Ending June 30, 2011 and 2010
Consent of Independent Registered Public Accounting Firm	316
Report of Independent Registered Public Accounting Firm	317

iv

Balance Sheets (audited)	318
Statements of Income (audited)	319
Statements of Changes in Members’ Equity (audited)	320
Statements of Cash Flows (audited)	321
Notes to Financial Statements (audited)	322

Tubefit LLC Reviewed Financial Statements for the Period Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	329
Balance Sheets (unaudited)	330
Statement of Income (unaudited)	331
Statement of Members’ Equity (unaudited)	332
Statement of Cash Flows (unaudited)	333
Notes to Financial Statements (unaudited)	334

Quadrant Metals Technologies LLC Comparative Consolidated Financial Statements (unaudited) Years Ending June 30, 2011 and June 30, 2010
Comparative Financial Statement Presentation	339
Comparative Consolidated Balance Sheet (unaudited)	340
Comparative Consolidated Statement of Income (unaudited)	341
Comparative Consolidated Statement of Members’ Equity (unaudited)	342
Comparative Consolidated Statement of Cash Flows (unaudited)	343
Notes to Comparative Consolidated Financial Statements (unaudited)	344
Consolidating Balance Sheets	353
Consolidating Statements of Income (unaudited)	354
Consolidating Statements of Cash Flows (unaudited)	355
Consolidating Statement of Members’ Equity (unaudited)	356

Advanced Forming Technology Combined Financial Statements for the years ended April 1, 2012 and April 3, 2011
Consent of Independent Registered Public Accounting Firm	358
Report of Independent Registered Public Accounting Firm	360
Combined Balance Sheets (audited)	361
Combined Statements of Income (audited)	362
Combined Statements of Stockholders’ Equity (audited)	363
Combined Statements of Cash Flows (audited)	364
Notes to Financial Statements (audited)	365

v

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ARC	376
STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS	381
ABSENCE OF APPRAISAL RIGHTS	381
AVAILABILITY OF REPORTS ON FORM 10-K	381
PROXY MATERIALS DELIVERED TO A SHARED ADDRESS	381
WHERE YOU CAN FIND MORE INFORMATION	382
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	383

vi

ANNEXES	Annexes A through K hereto are incorporated herein by reference to the Preliminary Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on April 13, 2012. These Annexes shall be included in the Definitive Proxy Statement to be filed by the Company and mailed to Company Shareholders.

Annex A:	Amended and Restated Articles of Incorporation.
Annex B:	QMT Acquisition Agreement
Annex C:	AFT Acquisition Agreement
Annex D:	AFT Convertible Note
Annex E:	Aranca Letter to the Special Committee (April 6, 2012)
Annex F:	ARC Wireless Solutions, Inc. & Quadrant Metals Technologies LLC Fairness Opinion (April 6, 2012) issued by Aranca
Annex G:	ARC Advisory Agreement (January 21, 2009)
Annex H:	Quadrant Waiver
Annex I:	QMT Financial Advisory Agreement (October 28, 2011)
Annex J:	QMT Financial Advisory Agreement Amendment (April 6, 2012)
Annex K:	Quadrant ARC Letter Agreement

vii

QUESTIONS AND ANSWERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the Annual Meeting, the issuance of the shares of Company Common Stock, par value $.0005 per share (the “Common Stock”) and the other transactions contemplated by the QMT Acquisition Agreement (as defined below), the AFT Acquisition Agreement (as defined below), and the Amended & Restated Articles of Incorporation, as well as other matters to be addressed at the Annual Meeting. These questions and answers may not address all questions that may be important to you as an ARC stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, which you should read carefully. See “Where You Can Find More Information” beginning on page 379.

Except as otherwise noted:

•	References in this proxy statement to “ARC,” the “Company,” “we,” “us,” and ”our” refer to the business of ARC Wireless Solutions, Inc., and its subsidiaries;

•	References in this proxy statement to “QMT” refer to the company and the business of Quadrant Metals Technologies, LLC and its subsidiaries; and

•	References in this proxy statement to “AFT” refer collectively to the company and the business of Advance Forming Technology, Inc. (“AFTI”) and the special purpose acquisition company (the “AFTE SPV”) holding the Hungarian assets associated with AFTI which are currently owned by AFT Europa KFT (“AFTE”).

Q:	Why am I receiving these materials?

A:	We are sending you this proxy statement and the enclosed proxy card in connection with an Annual Meeting of our stockholders, which will take place on July ___, 2012, starting at 10:00 AM local time, at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019. As a stockholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:	What special business will be submitted to a vote of the shareholders at the Annual Meeting?

A:	On April 6, 2012, we entered into the Membership Interest Purchase Agreement with Quadrant Management, Inc. (“Quadrant”), QMP Holding Corp., QTS Holding Corporation, John Schoemer, Arlan Clayton, Robert Marten, QMT and Carret P.T., LP (the “QMT Acquisition Agreement”). Pursuant to the terms of the QMT Acquisition Agreement, the sellers of QMT will receive an aggregate of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), as the consideration in exchange for the transfer to ARC of 100% of all of the membership interests in QMT (the “QMT Acquisition”); and Carret P.T., LP will simultaneously purchase from ARC 112,648 newly-issued shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594.

In addition, on April 6, 2012, we entered into the AFT Acquisition Agreement with Precision Castparts Corp. (“PCC”) and AFT Europa KFT, in the form attached as Annex C to this proxy statement (such agreement, as subsequently amended, is referred to herein as the “AFT Acquisition Agreement”). The AFT Acquisition Agreement was amended as of June 25, 2012 to extend the Terminability date for the closing of such agreement. Pursuant to the terms of the AFT Acquisition Agreement, we will receive 100% of AFTI and AFTE SPV, in exchange for the transfer of an aggregate of $43 million to PCC, of which a $25,400,000 will be paid in cash and $17,600,000 will be paid in the form of a convertible note in the form attached as Annex D to this proxy statement (the “AFT Convertible Note”) maturing in five years from the acquisition closing date (the “AFT Acquisition”; and, together with the QMT Acquisition, the “Acquisitions”). Under the terms of the convertible note, PCC may at any time prior to maturity (subject to certain restrictions) convert the Note into newly issued shares of our Common Stock at a conversion price equal to the 30-day average trading value per share of the Common Stock immediately preceding conversion, provided the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC. Assuming a conversion price calculated as of April 9, 2012, such conversion could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split). Accordingly, we will initially reserve such amount of shares for possible issuance to PCC under the terms of conversion of the AFT Convertible Note. The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula as of the dates of exercise of conversion by PCC. The foregoing approximations of share issuances pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only and Proposal No. 3, if approved by the ARC Shareholders, will authorize ARC to issue any and all shares of ARC Common Stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares.

In connection with the proposed QMT Acquisition and the AFT Acquisition we have determined that it would be in the best interests of the Company to effect the Reverse Stock Split at an exchange ratio of 1-for-1.95 shares and adopt the new name of “ARC Group Worldwide, Inc.” to reflect the expansion of our business operations. For that reason, we are asking our shareholders to approve the amendment and restatement of our Articles of Incorporation to cause the effectiveness of the Reverse Stock Split and adopt the new name. No other amendments are being proposed to change the prior version of the Amended and Restated Articles of Incorporation other than the name change.

Q:	Why is ARC acquiring QMT and AFT?

A:	A number of strategic advantages are expected from the proposed combination of ARC, QMT and AFT. We believe the acquisitions of QMT and AFT would complement our new specialty metals business strategy which, in addition to driving organic growth, includes pursuing value-creating acquisitions and adding complementary growth platforms to provide scale and revenue diversity. We consider QMT and AFT to be leading players in key markets with attractive synergies, business mix and strong technological capabilities that fit well with our business development criteria.

We believe that the acquisition of QMT and AFT would accelerate our new growth strategy and enable ARC to become a multi-platform business with a strong global footprint:

•	QMT’s FloMet LLC business (“FloMet”) would provide a metal injection molding technology platform;

•	QMT’s Tekna Seal LLC business (“Tekna Seal”) would provide a platform to produce hermetic seals and housings;

•	General Flange & Forge LLC (“GF&F”) would provide a platform to convert foreign-purchased alloy steel and stainless steel forging into domestic flanges;

•	TubeFit LLC (“TubeFit”) would provide a platform to distribute imported flanges and fittings; and

•	AFT would provide a platform to complement the FloMet metal injection molding technology platform.

We believe that the acquisitions of QMT and AFT will improve our business profile by providing meaningful recurring revenue streams as well as considerable exposure to emerging markets, allowing the combined company to benefit from anticipated growth with prospective short-term and long-term diversified business cycles. We also believe that, following the Acquisitions, there will be significant opportunities to apply our established management techniques to improve margin and return on invested capital. The Acquisitions are expected to provide a platform for additional acquisitions in the special metals markets. The Acquisitions are also expected to deliver accretive earnings and to return enhanced value on invested capital within three to five years.

Some of the more significant synergies among ARC, QMT and AFT include the following:

•	The broad array of technical expertise (materials, processes, technical talent) will allow for sharing and transfer of best practices and technical advancements among the companies;
•	The combination of the businesses is anticipated to create economic efficiencies for significant supplier and vendor negotiation advantages among the businesses, thereby providing potential for significant cost savings and the opportunity for overall margin enhancement going forward;
•	Economies of scale through a larger organization are also expected to facilitate better per-unit pricing on insurance, employee benefits and similar efficiencies;
•	Larger scale revenues and balance sheet assets are anticipated to provide the basis to negotiate better credit terms with suppliers;
•	The presence of AFT in Hungary is expected to provide low cost country manufacturing for distribution in Europe and to emerging markets to supplement the U.S. operations;
•	We intend to explore using ARC’s existing relationships and supply chain in China for future production of QMT and AFT products; and
•	Larger scale revenues to support mainly fixed costs are expected to provide greater cost efficiencies for the Company and its shareholders, including, without limitation, with respect to Nasdaq fees, legal compliance costs, audit fees, transfer agent fees, filing fees, annual meeting costs, investor relations costs, board of directors compensation and similar annual expenditures.

We also believe that following the QMT and AFT Acquisitions there will be significant opportunities to apply our established management techniques to improve margin and return on invested capital. The Acquisitions are expected to provide a platform for additional acquisitions. The Acquisitions are also expected to deliver accretive earnings and to return enhanced value on invested capital within three to five years.

In addition, the Company intends to continue to continue to design and develop hardware, including antennas, radios, and related accessories, used in broadband and other wireless networks. We supply our antenna products to public and private carriers, wireless infrastructure providers, wireless equipment distributors, value added resellers and other original equipment manufacturers.

Both the QMT and AFT companies have strong operating platforms and are expected to provide ARC with significant scale and revenue diversity. Company management believes that the combination and synergies of the companies will provide a strong foundation for ARC to become a leading diversified manufacturing company.

Q:	Is ARC entering into Financing Arrangements in Connection with the Acquisitions?

A:	Yes, QMT and TD Bank, N.A. (“TD Bank”) have agreed to term sheet, dated June 21, 2012, providing for a revolving line of credit in an amount of up to $10,000,000 and three term loans totaling up to an additional $15,000,000 with terms ranging from 6 months to ten years (the “Financing Arrangement”). The purpose of the Financing Arrangement with TD Bank is to finance the acquisition of AFT; pay off all existing senior debt of QMT, AFT and their subsidiaries; and to potentially purchase new equipment. All facilities under the Financing Arrangement shall bear interest at a per annum rate equal to a margin between 250 to 300 basis points over the one month London Interbank Offered Rate (LIBOR) and ARC and its subsidiaries will be subject to customary financial covenants. ARC, AFT and QMT’s subsidiaries shall serve as the corporate guarantors of this financing arrangement. We will use the proceeds from the financing arrangements with TD Bank to fund, in part, the cash consideration payable in connection with the AFT Acquisition.

The loans will be made for the following purposes and in the following amounts:

The revolving line of credit of up to $10,000,000 to support domestic accounts receivable and inventory advances. The term of this loan shall be three (3) years from the date of closing.

Term Loan A of up to $3,612,000 will be used to finance domestic machinery and equipment. The term of Loan A shall be five (5) years from the date of closing, not to exceed the average useful life of collateralized equipment.

Term Loan B of up to $5,470,000 will be used to finance QMT and AFT’s operating facilities in Longmont, CO and DeLand, FL. The term of Loan B shall be ten (10) years from the date of closing, with a five (5) year call option for early termination of the Term Loan B.

Term Loan C will consist of bridge loans in the amount of $6,900,000 and $2,048,000 to finance a portion of Borrower’s acquisition of AFT. Term Loan C will be reduced as needed to prevent the total amount of all facilities from exceeding $25,000,000. These bridge loans will have terms of thirty (30) months from the date of closing and six (6) months from the date of closing.

All of the loans shall have an up front commitment fee of 50 basis points, except for the bridge loan in the amount of up to $2,048,000, which will have an up front commitment fee of 25 basis points. QMT will pay and/or reimburse TD Bank for all of reasonable fees, costs, expenses and disbursements incurred by TD Bank in connection with the Financing Arrangement.

TD Bank shall have a first priority perfected security interest in all personalty of QMT, AFT, and any and all existing or newly acquired subsidiary companies. TD Bank shall also have first priority mortgages securing AFT real property and first priority leasehold mortgages on the FloMet property.

Q:	What will the accounting treatment of the QMT Acquisition be?

A:	The QMT Acquisition is being accounted for as a “reverse acquisition,” and QMT is deemed to be the accounting acquirer in the acquisition. The financial statements of QMT are presented as the continuing accounting entity. The equity section of the balance sheet and earnings per share of QMT are retroactively restated to reflect the effect of the terms of the QMT Acquisition Agreement.

Q:	Do any controlling shareholders, executive officers or directors of ARC have interests in the transactions contemplated by the acquisition agreements that may be different from, or in addition to, those of other shareholders of ARC?

A:	Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. Specifically, Brean Murray controls 100% of the ownership interests of Quadrant as well as, via certain wholly-owned intermediaries, 36.4% of the shares of ARC. Please see the chart set forth below for a detailed description of the relationships, both currently prior to giving effect to the proposed ARC acquisitions of QMT and AFT, as well as the proforma chart giving effect to the ARC acquisitions of QMT and AFT as well as the ancillary transactions discussed herein, between and among Brean Murray, Quadrant, ARC, QMT and other entities, including the proposed name change of ARC.

Current

Brean Murray Carret Group Inc.
100%
100%
Carret Holdings Inc.
Quadrant Management Inc.
100%
100%
100%
Brean Murray Carret Inc.
QMP Holdings Corp.
QTS Holdings Corp.
74%
Quadrant Metals Technologies LLC
26%
Clayton Schoemer Marten
.1% GP
99.9% LP
Carret P.T. LP
95.6%
90.0%
90.0%
93.8%
FloMet LLC
General Flange & Forge LLC
Tubefit LLC
Tekna Seal LLC
Other public shareholders
36.4%
63.6%
ARC Wireless Solutions Inc.

Pro-forma

Brean Murray Carret Group Inc.
100%
100%
Carret Holdings Inc.
Quadrant Management Inc.
100%
100%
100%
Brean Murray Carret Inc.
QMP Holdings Corp.
QTS Holdings Corp.
.1% GP
99.9% LP
Carret P.T. LP
Clayton Schoemer Marten
Other shareholders
11.2%
52.5%
17.8%
ARC Group Worldwide, Inc.
18.5%
100%
100%
100%
ARC Wireless Inc. (and associated subsidiaries)
Advanced Forming Technology, Inc. (including Hungarian operations)
Quadrant Metals Technologies LLC
95.6%
90.0%
90.0%
93.8%
FloMet LLC
General Flange & Forge LLC
Tubefit LLC
Tekna Seal LLC

In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, the Company’s Chairman, has been a Managing Director at Quadrant since 2005, where he is responsible for making investments in US and emerging market companies, and where he frequently serves in active management- or director-level roles.  Mr. Theodore Deinard, ARC’s Interim CEO and a director of the Company, is a Managing Director of Quadrant.  Ms. Keerat Kaur is a Vice President of Quadrant and the Corporate Secretary of ARC. Mr. Deinard is also related by marriage to an officer of Quadrant. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT and receive fees for such services. Messrs. Young and Deinard have recused themselves from all deliberations and voting of the Board in respect of the QMT acquisition matters. Mr. Young, Mr. Deinard and Ms. Kaur do not directly own any shares of ARC in their own respective names and are not deemed to beneficially own Company shares through any entities other than Brean Murray or Quadrant. Mr. Young and Mr. Deinard are each deemed to share voting and investment power over the shares beneficially owned by Brean Murray. Mr. Viktor Nemeth, a director of ARC, is the brother-in-law of Mr. Alan Quasha who serves as the Co-Chairman of Brean Murray and the President of Quadrant Management, Inc.

Pursuant to the original terms of the ARC Advisory Agreement entered into on January 21, 2009, attached as Annex G to the Preliminary Proxy Statement (the “ARC Advisory Agreement”), Quadrant has provided the Company financial advisory and business consulting services, including restructuring services.  In consideration for the restructuring services provided by Quadrant since November 2008 and for ongoing services, the Company originally agreed to pay Quadrant the following compensation: (1) an initial cash fee of $250,000 upon signing the ARC Advisory Agreement; (2) an annual fee of the greater of: (i) $250,000, (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items (“EBITDA”) for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year; and (3) all reasonable out-of-pocket expenses incurred Quadrant in performing services under the ARC Advisory Agreement.

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to the Preliminary Proxy Statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000. Payment of the fee by ARC is contingent on closing of the QMT Acquisition and the AFT Acquisition.

 In addition, Quadrant and QMT have entered into a non-exclusive financial advisory agreement, attached as Annex I to this proxy statement (the “QMT Financial Advisory Agreement”), whereby Quadrant performs ongoing consulting and advisory services for QMT through Quadrant personnel (acting at all times as independent contractors to QMT). The scope of such services includes business consulting services, financial advisory services, and other services. In consideration for such services, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. QMT shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services. The QMT-Quadrant financial advisory agreement will continue in effect following the acquisition of QMT by the Company and will remain effective through December 31, 2013 in accordance with the QMT Financial Advisory Agreement Amendment attached as Annex J to this proxy statement.

Q:	Why did the ARC Board of Directors form a Special Committee?

A:	Due to the affiliate relationships and conflicts of interest described above, the Board of Directors of ARC appointed a special committee consisting of two disinterested ARC directors (the “Special Committee”), formed to represent the interests of the disinterested shareholders of ARC. The Special Committee was given broad authority to evaluate the Company’s strategic and financial alternatives, including the QMT transaction. The Special Committee was supported by its own independent special legal counsel and financial advisors. The disinterested directors serving on the Special Committee are Jonathan Bernstein and Lynn Wunderman. Subsequent to the date of formation of the Special Committee in January 2012, Mr. Jerrold Abrahams was appointed as an additional independent director to the Board of ARC but he did not join the Special Committee.

Q:	What is the role of the Special Committee?

A:	The Special Committee has been granted a broad mandate of authority to independently critically review, negotiate at arm’s length, and accept or reject the QMT Acquisition and the Securities Sale, as well as to explore alternatives. The Special Committee has been charged with assuring that all relevant facts relating to the QMT Acquisition and the Securities Sale, including any relationships, conflicts, available projections, and financials and relevant history, are disclosed to the disinterested shareholders so that the shareholders can make an informed decision about whether to approve the QMT Acquisition and the Securities Sale. The “disinterested shareholders” are shareholders of the Company who do not have any direct or indirect familial, financial, professional, or employment relationship with the Company, QMT or AFT, or any of their respective subsidiaries or affiliates.

The Special Committee met separately on numerous occasions and was separately represented by independent financial and legal advisors. The Special Committee negotiated all terms and conditions pertaining to the QMT Acquisition and the Securities Sale to the same and full extent as if the parties were at arms-length. Following assessment of the Company’s alternatives and evaluation and extensive negotiation by the Special Committee of all terms and conditions of the QMT Acquisition Agreement and related agreements, the Special Committee recommended the approval of the proposed QMT Acquisition and the Securities Sale to the full ARC board of directors, having determined that the terms of the QMT Acquisition and the Securities Sale as negotiated are fair to the disinterested shareholders of ARC and in ARC’s best interest. Following the recommendation of the Special Committee, the QMT Acquisition and the Securities Sale were approved by our entire Board of Directors.

The Company’s Articles of Incorporation provide that interested party transactions with the Company shall be deemed to be ratified if a majority of a quorum of the shareholders having voting power shall have approved such matter. Since Brean Murray will constitute part of the quorum at the Annual Meeting, Brean Murray will vote on Proposal No. 2 in order to ensure compliance with the express terms of the Company’s Articles of Incorporation in connection with the approval of the QMT Acquisition and the Securities Sale. Notwithstanding, the QMT Acquisition and the Securities Sale will be deemed approved only if a majority of the disinterested shareholders voting on the proposal vote in favor of the QMT Acquisition and the Securities Sale. Accordingly, only disinterested shares of ARC Common Stock voting “for”, “against” or “abstain” on Proposal No. 2 will determine whether Proposal No. 2 will be approved and whether ARC will close the QMT Acquisition and the Securities Sale. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2. Broker non-votes will be counted only for purposes of quorum and will not be counted for, against or abstaining from Proposal No. 2.

None of the officers, directors or shareholders of ARC have any ownership interest in AFT or any other relationship which could cause a conflict of interest with respect to the acquisition of AFT. Neither Quadrant nor any persons affiliated with QMT have any relationships that would cause a conflict of interest with respect to the AFT acquisition.

Q:	What is the amendment to ARC’s Amended and Restated Articles of Incorporation?

A:	If the shareholders approve the 1:1.95 shares Reverse Stock Split and the corporate name change, we will following the closing of the transactions contemplated by the Acquisitions file with the Secretary of State of the State of Utah an Amended and Restated Articles of Incorporation, in the form attached as Annex A to this proxy statement, which upon effectiveness will only cause the effectiveness of the Reverse Stock Split and change the name of the Company from “ARC Wireless Solutions, Inc.” to “ARC Group Worldwide, Inc.” No other changes or modifications will be made to the Amended and Restated Articles of Incorporation.

Q:	What agreements has ARC entered into, or is ARC entering into, in connection with the transactions contemplated for the acquisition of QMT and AFT?

A:	We have entered into the QMT Acquisition Agreement with the owners of QMT and Carret P.T., LP, pursuant to which we will acquire 100% of the issued and outstanding membership interests of QMT in exchange for the issuance of an aggregate of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and Carret P.T., LP will simultaneously purchase 112,648 newly-issued shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594

We have entered into the AFT Acquisition Agreement. Pursuant to the terms of the AFT Acquisition Agreement, we will acquire 100% ownership of AFT and the AFTE SPV in consideration for the payment to PCC of $25,400,000 in cash and $17,600,000 in the form of the Convertible Note. Under the terms of the AFT Acquisition Agreement and ancillary agreements thereto, we will acquire all of the real property of AFT and the AFTE SPV, other than the real estate related to the Thixoforming Division of AFT, and we will also employ the AFT and AFTE Hungarian employees. Under the AFT Acquisition Agreement, we will issue the AFT Convertible Note which will be convertible into shares of ARC Common Stock at any time prior to maturity of the AFT Convertible Note (subject to certain restrictions).

QMT has received a term sheet, dated June 21, 2012, from TD Bank and ARC has agreed to be guarantor of the Financing Arrangement. The TD Bank Financing Arrangement includes a revolving line of credit in an amount of up to $10,000,000 and three term loans totaling up to an estimated $18,000,000 with terms ranging from 6 months to ten years, provided, however, the total credit exposure allocated to the Financing Arrangement at closing shall not exceed 25,000,000.

In connection with the Acquisitions, Quadrant and ARC have agreed to the terms of the Quadrant Waiver which grants waivers of certain economic rights under the ARC Advisory Agreement previously entered into with ARC, and pursuant to which Quadrant has relinquished the automatic renewal provisions to that agreement. Quadrant also agreed to an amendment to the QMT Letter Agreement pursuant to which that agreement will terminate early on December 31, 2013.

Q:	What am I being asked to vote on?

A:	You are being asked by the Board of Directors of ARC to consider and vote on the following matters:

•	The election of the six nominees for directors whose names are set forth on the Proxy Card; referred to in this proxy statement as Proposal No. 1;

•	The approval of: (i) the QMT Acquisition and the issuance of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and (ii) the sale and issuance of 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) to Carret P.T., LP at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594; collectively referred to in this proxy statement as Proposal No. 2;

•	The approval of the AFT acquisition and the contingent issuance of shares of Common Stock underlying a convertible note to be issued by the Company in partial consideration for the AFT Acquisition, to PCC in accordance with the terms of the AFT Acquisition Agreement and the AFT Convertible Note, referred to in this proxy statement as Proposal No. 3;

•	The approval of the Amended and Restated Articles of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-1.95 shares of Company Common Stock, referred to in this proxy statement as Proposal No. 4;

•	The approval of the Amended and Restated Articles of Incorporation to change the name of the Company to “ARC Group Worldwide, Inc.”, referred to in this proxy statement as Proposal No. 5;

•	The ratification of the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending December 31, 2012, referred to in this proxy statement as Proposal No. 6; and

•	The adjournment or postponement of the Annual Meeting to a later date or time, if necessary, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment or postponement to approve the other proposals, referred to in this proxy statement as Proposal No. 7.

Q:	Why is ARC seeking shareholder approval of the Acquisitions and issuance of the shares of Common Stock as described in Proposal Nos. 2 and 3?

A:	Our Common Stock is listed on the Nasdaq Capital Market (“NASDAQ”) and we are therefore subject to the listing rules and requirements of NASDAQ. These rules, which apply to the proposed issuance of the shares of Common Stock, require shareholder approval for an issuance of Common Stock, or securities convertible into Common Stock, in a transaction or series of related transactions equal to or greater than 20% of our Common Stock outstanding before the issuance of the additional securities. The NASDAQ Rules also require shareholder approval if any of ARC’s directors, officers or shareholders with more than 5% ownership, directly or indirectly have an interest in the company or assets to be acquired and the present issuance of Common Stock could result in an increase in outstanding Common Stock or voting power of ARC of more than 5%. The shares of Common Stock to be issued represent greater than 20% of our outstanding Common Stock. Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Therefore, under the NASDAQ Rules, shareholder approval is required for the issuance of the shares of Company Common Stock pursuant to the proposed terms of the QMT Acquisition, the Securities Sale as well as the contingent issuance of shares of Company Common Stock in the event of conversion of the convertible note to be issued pursuant to the proposed terms of the AFT Acquisition.

In addition, under the Utah Revised Business Corporations Act (the “URBCA”), the QMT Acquisition and the Securities Sale constitute conflicting interest transactions. Conflicting interest transactions may not be enjoined, be set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the corporation, solely because the director, or any person with whom or which the director has a personal, economic, or other association, has an interest in the transaction, if certain procedures are undertaken by the corporation. ARC is submitting the QMT Acquisition to the separate vote of the disinterested shares as part of the procedures undertaken by ARC responsive to the URBCA.

Under Section 16-10a-853 of the Utah Revised Business Corporation Act, a transaction may not be enjoined, set aside, or give rise to an award of damages or other sanctions, in a proceeding by any shareholder or by or in the right of the corporation, solely because the director, or any person with whom or which the director has a personal, economic, or other association, has an interest in the transaction, if the transaction has been approved by a majority of the votes entitled to be cast by disinterested shareholders present in person or by proxy at a meeting properly called for such purpose. As such, if the QMT Acquisition is approved by a majority of disinterested shareholders present and voting at the Annual Meeting in person or by proxy, the shareholders of the Company would thereafter have no basis for further claims under state law in such regard.  Shareholders would not be foreclosed, however, from seeking recourse on the basis of other legal doctrines or laws.

Q:	What quorum and vote is required in connection with each of the proposals?

A:	A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Except for abstentions in connection with Proposal No. 2, discussed in further detail below, abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of six directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The QMT Acquisition and the Securities Sale are subject to (i) a majority of all outstanding shares being present for purposes of quorum; and (ii) a majority of all disinterested shares present and voting, in person or by proxy, at the Annual Meeting, voting “For” Proposal No. 2. Only for purposes of Proposal No. 2, shares voted as “abstaining” will have the same effect as voting “against” the QMT Acquisition. Broker non-votes will not be counted as voting “for”, “against” or “abstaining” from Proposal No. 2. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve each of Proposals Nos. 3, 4, 5, 6 and 7.

Abstentions will not be counted for purposes of determining the outcome of Proposals Nos. 1, 3, 4, 5, 6 or 7. Broker non-votes will be counted only for purposes of quorum and will not be counted for purposes of determining the outcome of any proposals submitted to the vote of the shareholders.

Q:	What happens if only one (but not both) of Proposal No. 2 or Proposal No. 3 is approved by ARC’s shareholders at the Annual Meeting or adjournment thereof?

A:	If only one of Proposal No. 2 or Proposal No. 3 is approved, but not both, we will endeavor to proceed with the transaction which has been approved by the shareholders.

The closings of the QMT Acquisition and the Securities Sale are conditioned upon ARC obtaining consent of a majority of the disinterested shares which are present and voting on Proposal No. 2 at the Annual Meeting.

The closing of the QMT Acquisition is a condition to closing the AFT Acquisition only on the part of PCC as the seller of AFT. In the event that the QMT Acquisition is not approved by a majority of the disinterested shares voting on Proposal No. 2 at the Annual Meeting, PCC may in reliance on the closing condition decide not to proceed with the AFT Acquisition or, alternatively, PCC may at its sole discretion waive the condition and require ARC to proceed with the closing of the AFT Acquisition.

Q:	Am I being asked to vote to approve the QMT Acquisition and AFT Acquisition?

A:	Yes. The NASDAQ Rules require that the QMT Acquisition, the Securities Sale and the AFT Acquisition transactions be submitted to the vote of shareholders because the issuances of securities may result in more than 20% of new Company securities to be issued at or following the closing of the transactions, and also because Brean Murray and its affiliates, as a substantial shareholder, could increase control over the Company.

In addition, under the URBCA, the QMT Acquisition and the Securities Sale constitute conflicting interest transactions and we are therefore submitting the QMT Acquisition to the separate vote of the disinterested shareholders as part of the procedures undertaken by ARC responsive to the URBCA.

Q:	Are there any risks in undertaking (or not undertaking) the transactions contemplated by the respective acquisition agreements and ancillary agreements?

A:	Yes. In evaluating the proposed QMT Acquisition, the Securities Sale and the AFT Acquisition, and the issuances of securities related transaction agreements, as well as the proposed Reverse Stock Split and the other matters submitted for vote of the shareholders, you should carefully consider the risks and other factors discussed in the section of this proxy statement entitled “Risk Factors” beginning on page 32.

Q:	What are the conditions to completing the Acquisitions?

A:	The QMT Acquisition Agreement contains conditions to each party’s closing obligations, and includes the express condition that we receive approval from a majority of those disinterested shareholders present and voting at a meeting of shareholders called prior to the closing of the QMT Acquisition. The QMT Acquisition Agreement also contains a condition that if ARC is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations such that ARC’s Common Stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding.

The AFT Acquisition Agreement contains a provision that we will close the QMT acquisition at the same time as, or prior to, the AFT closing, which may be waived by PCC. In addition, since the shares of our Common Stock will be issued as consideration in connection with the acquisitions above the thresholds required for shareholder approval under the NASDAQ Rules, approval by the ARC shareholders of the matters set out in each of Proposal No. 2 and Proposal No. 3 by the holders of ARC Common Stock is required for us to complete the Acquisitions.

In addition to the closing conditions above, the QMT Acquisition Agreement and the AFT Acquisition Agreement and the related transaction agreements each contain additional customary closing conditions.

Q:	How will my vote affect the composition of ARC’s Board of Directors?

A:	We do not plan on making any changes to the composition of the ARC Board of Directors in connection with the Acquisitions. However, if the Acquisitions are approved by the ARC shareholders, Brean Murray and its affiliates will thereafter have majority voting control of all matters submitted to the vote of shareholders. As a result, ARC would be a “controlled company” as defined under the NASDAQ Rules The status of being a “controlled company” would exempt ARC from being required to comply with the following Nasdaq requirements: (a) have a majority of independent directors; (b) have independent director oversight over executive officer compensation; or (c) have independent director oversight over director nominations.

Q:	How does ARC’s Board of Directors recommend that I vote on each of the proposals?

A:	Our Board of Directors unanimously recommends that you vote:

•	“FOR” each of the six nominees for director whose names are set forth on the proxy card;

•	“FOR” the approval of (i) the QMT Acquisition and the issuance of 7,857,898 shares of newly-issued shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for the acquisition of QMT; and (ii) sale and issuance of 112,648 shares of Company Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 reverse stock split) to Carret P.T., LP at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment of $450,594;

•	“FOR” the approval of the AFT Acquisition and the contingent issuance of shares of Company Common Stock underlying the AFT Convertible Note to be issued by the Company;

•	“FOR” the Amendment and Restatement of the Company’s Articles of Incorporation to effect the Reverse Stock Split with the ratio of 1-for-1.95 shares of Common Stock;

•	“FOR” the Amendment and Restatement of the Company’s Articles of Incorporation to change the name of the Company;

•	“FOR” the ratification of the selection of Hein & Associates LLP as our independent certified accountants for the year ending December 31, 2012; and

•	“FOR” the proposal to authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the proposals set forth above.

Q:	What happens if I do not vote?

A:	The presence in person or by proxy of a majority of the outstanding shares of our Common Stock entitled to vote is required for us to ascertain a quorum and convene our Annual Meeting. If you do not vote, we may not be able to obtain a quorum to properly conduct the Annual Meeting. If you do not wish to vote, we request that you return your proxy indicating that you consent to being present for purposes of obtaining the quorum. In this manner, we will be able to conduct the Annual Meeting even if you do not vote your shares on any of the proposals submitted to the vote of the shareholders.

Q:	What happens if I abstain?

A:	If you execute and return your proxy card or submit a proxy by fax and vote “ABSTAIN” or if you vote “ABSTAIN” at the Annual Meeting, your shares will be counted only for purposes of determining the presence of a quorum. However, if you abstain on Proposal No. 2, your abstention will also have the effect of voting “against” Proposal No. 2. If the QMT Acquisition is not approved by the ARC shareholders then a condition to PCC’s obligation to close the AFT Acquisition would not be satisfied and PCC may elect to terminate the AFT Acquisition Agreement. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2. Broker non-votes will not be considered to be abstentions unless explicitly marked “abstain” and will otherwise only be present at the Annual Meeting for purposes of ascertaining a quorum.

Section 8 of Article II of the Company Bylaws provides that if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Election of directors is determined by plurality voting and therefore abstentions will not have an effect on the outcome of the election of directors. Other than the effects of abstention on Proposal No. 2, abstentions will not have an effect on the outcome of voting on any other matters submitted to the vote of the shareholders.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record—If your shares are registered directly in your name with our transfer agent, Registrar and Transfer Company, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. After carefully reading and considering the information contained in this proxy statement, if you are the shareholder of record, please submit your proxy via the Internet in accordance with the instructions set forth in the enclosed proxy card, or fill out, sign and date the proxy card, and then mail your signed proxy card in the enclosed prepaid envelope as soon as possible so that your shares may be voted at the Annual Meeting.

Beneficial Ownership—If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you request a legal proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a voting instruction card with this proxy statement for you to use in directing such institution regarding how to vote the shares you beneficially own.

See “The Annual Meeting—How to Vote Your Shares” beginning on page 26.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Certain brokerage firms have authority to vote a client’s unvoted shares on some “routine” matters but cannot vote a client’s unvoted shares on “non-routine” matters. All Proposals except No. 6 and 7 are considered “non-routine” matters under exchange rules applicable to brokerage firms. If you do not give voting instructions to your broker on a “non-routine” matter, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter when a broker returns an executed proxy but indicates that it does not have discretionary authority to vote on that matter and has not received instructions from the beneficial owner. Broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on these proposals.

You should instruct your broker to vote your shares. If you do not instruct your broker, your broker may not have the authority to vote your shares for any of the proposals at the Annual Meeting.

Please check with your broker and follow the voting procedures your broker provides. Your broker will advise you whether you may submit voting instructions via the Internet. See “The Annual Meeting–Quorum and Required Votes” and “The Annual Meeting–Abstentions and Broker ‘Non-Votes’.”

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification to the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible. If you are the shareholder of record, you may mark your votes, date, sign and return the enclosed proxy card.

For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee. A voting instruction card will be provided by your broker, bank or other nominee.

Q:	May I change my vote after I have submitted a proxy via fax or mailed my signed proxy card?

A:	Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in several ways. If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares. You must submit your notice of revocation or your new proxy card to: ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, Colorado 80216-1146, Attention: Corporate Secretary.

You can also attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

You can also change your vote by submitting a proxy at a later date by fax or mail if you have previously voted by fax or mail in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

Q:	If I want to attend the Annual Meeting, what do I do?

A:	You should come to the place of our Annual Meeting, located at Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 at 10:00AM Eastern Daylight Time, on July ___, 2012. Shareholders of record as of the record date for the Annual Meeting can vote in person at the Annual Meeting. If your shares are held in “street name,” then you must ask your broker, bank or other nominee holder how you can vote at the Annual Meeting.

Q:	Do I have dissenters’ or appraisal rights as a holder of ARC’s Common Stock?

A:	No. Dissenters’ rights, also referred to as appraisal rights, will not be available to holders of ARC Common Stock under the Utah Revised Business Corporation Act.

Q:	Who is paying for this proxy solicitation?

A:	The total expense of this solicitation will be borne by ARC, including reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Annual Meeting to beneficial owners. Solicitation of proxies may be made personally or by mail, internet, e-mail or facsimile by officers and other management employees of ARC, who will receive no additional compensation for their services.

Q:	Who can help answer my additional questions about the Annual Meeting, the acquisitions of QMT and AFT, the acquisition agreements, the related ancillary agreements and the transactions contemplated by the QMT Acquisition Agreement and the AFT Acquisition Agreement?

A:	If you have questions about the Annual Meeting and the matters to be voted upon, please contact:

ARC Wireless Solutions, Inc.

6330 North Washington Street, Unit #13

Denver, Colorado 80216-1146

Attention: Corporate Secretary

Telephone: (303) 467-5236

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The information contained in this proxy statement may contain certain statements about ARC, QMT and AFT that are or may be “forward-looking statements” that is, statements related to future, not past, events, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of ARC and QMT (as the case may be, however, we are not relying on any expectations of current AFT management) and are subject to uncertainty and changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause our results to differ materially from current expectations include, but are not limited to factors detailed in our reports filed with the U.S. Securities and Exchange Commission (“SEC”) as well as this proxy statement under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. The forward-looking statements contained in the information in this proxy statement may include statements about the expected effects on ARC, QMT and AFT regarding the acquisitions, the expected timing and scope of the acquisitions, strategic options and all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by, or that include the words “targets”, “plans”, “believes”, “expects”, “aims”, “intends”, “will”, “may”, “anticipates”, “estimates”, “approximates”, “projects”, “seeks”, “sees”, “should,” “would,” “expect,” “positioned,” “strategy,” or words or terms of similar substance or derivative variation or the negative thereof, are forward-looking statements. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; (ii) business and management strategies and the expansion and growth of ARC’s, QMT’s and/or AFT’s operations and potential synergies resulting from the acquisition; (iii) the effects of government regulation on ARC’s, QMT’s and/or AFT’s business, and (iv) our plans, objectives, expectations and intentions generally.

There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the satisfaction of the conditions to the respective acquisition agreements, completing the financing required for closing the Acquisitions, and other risks related to the Acquisitions and actions related thereto, and whether we will be able to close the Acquisitions. Additional particular uncertainties that could cause our actual results to be materially different than those expressed in forward-looking statements include: risks associated with our international operations; significant movements in foreign currency exchange rates; changes in the general economy, as well as the cyclical nature of our markets; our ability to accurately estimate the cost of or realize savings from our anticipated synergies or restructuring programs; availability and cost of raw materials, parts and components used in our products; the competitive environment in the areas of our planned industrial activities; our ability to identify, finance, acquire and successfully integrate attractive acquisition targets, including but not limited to QMT and AFT should the acquisitions be successful; and achieve expected synergies, expected earnings of ARC following the Acquisition, and risks relating to any unforeseen liabilities of QMT and/or AFT; the amount of and our ability to estimate known and unknown liabilities; material disruption at any of our significant manufacturing facilities; the solvency of our insurers and the likelihood of their payment for losses; our ability to manage and grow our business and execution of our business and growth strategies; our recent substantial leadership turnover and realignment; our ability and the ability our customers to access required capital at a reasonable costs; our ability to expand our business in our targeted markets; our ability to cross-sell our product portfolio to existing and new customers of QMT and AFT; the level of capital investment and expenditures by our customers in our strategic markets; our financial performance; our ability to identify, address and remediate any material weakness in our internal control over financial reporting; our ability to achieve or maintain credit ratings and the impact on our funding costs and competitive position if we do not do so; and others risks and factors as disclosed in this proxy statement under the caption “Risk Factors”. Other unknown or unpredictable factors could also cause actual results to differ materially from those in any forward-looking statement.

Due to such uncertainties and risks, readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. None of ARC, QMT or AFT undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required. Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of ARC or any of its subsidiaries, QMT or AFT, or the scope of business following completion of the acquisitions, unless otherwise expressly stated.

SUMMARY

This summary highlights selected information also contained elsewhere in this proxy statement related to the matters you are being asked to vote upon and may not contain all of the information important to you. You should read this entire document and the other documents to which this proxy statement refers you to fully understand the matters you are being asked to vote upon.  Each item in this summary refers to the page where that subject is hereinafter discussed in more detail.

The Transactions

The QMT Acquisition Agreement (see page 128)

Prior to the QMT Acquisition, Quadrant owns, through its wholly-owned subsidiaries QMP Holdings Corp. (“QMP”) and QTS Holdings Corp. (“QTS”) seventy-four percent (74%) of the membership interests (the “Membership Interests”) of QMT with the remaining twenty-six percent (26%) owned by three individual parties, Mr. John Schoemer, Mr. Arlan Clayton and Mr. Robert Marten, the CEO of QMT (the “Non-Controlling QMT Investors” and, together with QMP and QTS, the “QMT Sellers”). On April 6, 2012, ARC entered into a Membership Interests Purchase Agreement with the QMT Sellers in which ARC will acquire all of the Membership Interests from the QMT Sellers in exchange for newly issued shares of ARC (the “QMT Acquisition Agreement”). Under the terms of the QMT Acquisition Agreement, at the closing, we will issue a total of 7,857,898 newly-issued shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) (the “QMT Shares”) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in exchange for 100% of the QMT Membership Interests. The QMT Shares will consist of 5,808,066 newly issued shares of Common Stock to be issued in the aggregate to two wholly-owned subsidiaries of Quadrant: QMP Holdings Corp. (“QMP”) and QTS Holdings Corp. (“QTS”) (equal to 2,978,495 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), and a total of 2,049,831 newly issued shares of Common Stock to be issued to the Non-Controlling QMT Investors (equal to 1,051,195 shares after giving effect to the proposed 1:1.95 Reverse Stock Split). Simultaneously at closing of the QMT Acquisition Agreement, Carret P.T., LP, an affiliate of Brean Murray Carret Group, Inc. (“Brean Murray”), will purchase from ARC 112,648 newly-issued shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 reverse stock split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for a cash investment in ARC of $450,594.

The following chart sets forth ownership of QMT prior to the transaction:

Shareholder	Shares Owned	Percentage of Shares
QMP Holdings Corp.	18,614	49.71%
QTS Holdings Corp.	9,063	24.20%
Arlan Clayton	7,490	20.00%
John Schoemer	1,498	4.00%
Robert Marten	780	2.08%
Total	37,445	100.0%

Quadrant is the owner of QTS Holdings Corp. and QMP Holdings Corp., constituting approximately 74% ownership of QMT prior to the acquisition by ARC.

Stockholder Meeting and Board Recommendation regarding QMT Acquisition (see page 128)

The QMT Acquisition Agreement requires us to present and recommend to the ARC shareholders the adoption of the QMT Acquisition Agreement and obtain the approval of the QMT Acquisition and the Securities Sale by the affirmative vote of the holders of at least a majority of shares held by disinterested holders of the ARC’s Common Stock present and voting on such proposal (in person or by proxy) at a meeting at which at least a majority of all shares of ARC’s Common Stock are present for quorum purposes.

Other Covenants and Agreements regarding QMT Acquisition (see page 129).

Following the execution of the QMT Acquisition Agreement, the QMT Sellers are generally required to operate the business of QMT in the same manner as it has been operated in the past until the closing. The parties acknowledge that QMT may make distributions of cash to its members following the execution of the QMT Acquisition Agreement and prior to the closing, provided that there is not less than $250,000 cash in QMT accounts at closing and non-cash working capital in amount equal to not less than 20% of the trailing twelve months’ net sales of the Company, as determined as of the most recent calendar month-end prior to the closing date.

From the date of the QMT Acquisition Agreement to the date of closing or termination of the QMT Acquisition Agreement, the QMT Sellers and QMT are required to refrain from initiating, engaging or entering into a different agreement to engage in a transaction concerning any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving QMT or any subsidiary (an “Alternate Transaction”). However, ARC is expressly entitled to initiate, solicit or encourage or otherwise facilitate an Alternate Transaction with any party concerning an Alternate Transaction involving ARC, and may, subject to delivery of certain required notices, terminate the QMT Acquisition Agreement and enter into an alternative transaction which the Special Committee believes in good faith to be a “Superior Proposal” as defined in the QMT Acquisition Agreement, giving full consideration to the potentially negative effect such alternative transaction may have on the AFT Acquisition.

Conditions to Closing regarding QMT Acquisition (see page 130)

Consummation of the transactions contemplated by the QMT Acquisition Agreement is conditional upon, among other matters, of (i) approval of the transactions contemplated by the QMT Acquisition Agreement by an affirmative vote of the stockholders holding at least a majority of the shares of ARC Common Stock held by disinterested holders of shares of ARC Common Stock present and voting on the transaction at a meeting in which at least a majority of all shares of ARC Common Stock are present for quorum purposes; (ii) if ARC is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations such that ARC’s Common Stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding; (iii) there must be not less than $250,000 cash in QMT accounts at closing and having non-cash working capital in amount equal to not less than 20% of the trailing twelve months’ net sales of the Company, as determined as of the most recent calendar month-end prior to the closing date; (iv) the Company shall have received the opinion of its financial advisor as to the fairness of the transaction from a financial point of view, which opinion shall be in form and substance reasonably acceptable to the Company and the Special Committee; and (v) other customary closing conditions.

Purchase of ARC Common Stock by Carret P.T., LP

As part of the QMT Acquisition Agreement, simultaneously at closing of the QMT Acquisition Agreement, Carret P.T. LP, an affiliate of Brean Murray, will purchase from ARC, at a purchase price of $4.00 per share ($7.80 per share giving effect to the 1-for-1.95 Reverse Stock Split), 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) for total cash investment of $450,594 by Carret P.T., LP (the “Securities Sale”). The reasons for this Securities Sale are as follows: following the QMT Acquisition, the former shareholders of QMT will own 71% of the value of ARC. QMI could accomplish the proposed transaction without recognizing taxable gain if the transaction qualifies as a tax-free contribution of the QMT interests to ARC under Section 351 of the Internal Revenue Code of 1986, as amended (the “351 Transaction”). In order to qualify as a tax-free exchange, the 351 Transaction must result in the group of transferors of property to ARC owning at least 80% of the voting power and value of the outstanding stock of the transferee corporation. The Securities Sale is expected to accomplish meeting the conditions required for the 351 Transaction tax treatment. The proceeds of the Securities Sale will be available for general corporate purposes of ARC after closing of the Securities Sale.

There would be no tax effect on the unaffiliated shareholders of ARC if the purchase is not made by Carret. If Carret does not make the stock purchase, then the sole tax result is that the QMT shareholders would become subject to tax as of the date of exchange of their QMT membership interests for shares of ARC common stock. For purposes of clarity, the shareholders of ARC will not be subject to a taxable transaction in connection with the QMT Acquisition irrespective of whether Carret purchases or does not purchase the new shares of ARC Common Stock. Only the holders of QMT Membership Interests are affected for purposes of tax treatment with respect to the Carret purchase of ARC Common Stock.

Termination of the QMT Acquisition Agreement (see page 131)

Prior to the closing, the QMT Acquisition Agreement may be terminated for the following reasons:

•	by ARC at any time prior to completion of the issuance of the QMT Shares, if any of the QMT Sellers or QMT has (i) breached any of their representations, warranties or covenants under the QMT Acquisition Agreement and failed to cure such breach within 15 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet certain conditions to closing;

•	by the QMT Sellers at any time prior to completion of the issuance of the QMT Shares, if ARC (i) has breached its representations or undertakings under the QMT Acquisition Agreement and failed to cure such breach within 15 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet certain conditions to closing;

•	by the QMT Sellers or ARC, if the closing has not occurred on or before June 25, 2012 due to the failure of any condition precedent from taking place (unless the failure is caused by the party that gives notice of the termination) however, as of June 25, 2012 each of the QMT Sellers and ARC agreed to waive this provision and extend such deadline until August 6, 2012;

•	by ARC in connection with a Superior Proposal; or

•	by mutual written agreement of the QMT Sellers and ARC.

Indemnification

The representations and warranties of QMP and QTS will survive for fifteen months, however the representations and warranties related to fraud and the existence and authority of QMP, QTS and the QMT Subsidiaries and the capitalization of QMT (the “Seller Fundamental Representations”) will survive indefinitely and the representations and warranties related to employee benefits, taxes, environmental conditions and products will survive until 60 days following the expiration of the applicable statute of limitations.  The representations and warranties of the Non-Controlling QMT Investors will survive for six months, however the representations and warranties related to fraud and the authority and ownership of the membership interests of QMT will survive indefinitely. The representations and warranties of ARC will survive for fifteen months, however the representations and warranties related to fraud and the existence and authority of ARC will survive indefinitely.  Each shareholder is indemnifying ARC up to their respective purchase price consideration.

QMP and QTS will indemnify ARC and their affiliates against all liabilities arising out of or relating to: any breach of any representation or warranty made by QMP or QTS; any breach of any covenant by QMP or QTS; and certain tax liabilities incurred prior to closing. QMP and QTS are jointly and severally liable.  Except for claims related to the Seller Fundamental Representations, QMP and QTS are not liable for any indemnity claims until the losses equal $200,000 at which point QMP and QTS are liable for all losses in excess of the initial $200,000.  Except for claims related to the Seller Fundamental Representations and employee benefits, taxes, environmental conditions, and products, the maximum amount of all claims shall be 15% of the value of the Acquisition Consideration.  The maximum amount of all claims related to employee benefits, taxes, environmental conditions, and products and the Seller Fundamental Representations is 100% of the Purchase Price.  The Non-Controlling QMT Investors are not responsible for losses resulting from certain indemnification claims related to QMP, QTS, QMT and the QMT Subsidiaries.

The indemnification obligations of QMT Sellers will be only satisfied with the delivery of the acquisition consideration valued at $4.00 per share, subject to adjustment for forward stock splits, reverse stock splits, stock dividends and any other similar events. Giving effect to the 1-for-1.95 Reverse Stock Split, the acquisition consideration would be $7.80 per share. The QMT Sellers have agreed, for purposes of assuring the respective indemnification obligations, not to sell, transfer or encumber the Shares of ARC issued to the Sellers for a minimum period of 180 days after the closing date. In the event a Seller lacks the number of shares of Buyer Stock required to satisfy an indemnity claim, such Seller will be required to purchase the requisite number of shares from one or more third parties on the open market. Quadrant will guarantee the indemnification obligations of QMP and QTS.

ARC will indemnify QMT and their affiliates against all liabilities arising out of or resulting from: any breach of any representation or warranty made by ARC; any breach of any covenant by ARC; and certain tax liabilities incurred following the closing.

Interests of ARC’s Executive Officers and Directors in the QMT Transaction

When you consider our Board of Directors’ recommendation to vote in favor of the Proposals, you should be aware that our executive officers and directors have interests in the transactions contemplated by the QMT Acquisition Agreement that may be different from, or in addition to, the interests of the other ARC stockholders. In particular, each of Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director, Jason T. Young, ARC’s former Chief Executive Officer, Chairman of the Board and Director and Keerat Kaur, ARC’s Corporate Secretary, are employed by Quadrant. Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT.

Due to the affiliated relationships among ARC, Brean Murray, Quadrant and QMT, our Board of Directors has appointed a Special Committee, consisting of two disinterested, independent directors of ARC (the “Special Committee”). The Special Committee has been advised by independent valuation consultants and independent legal advisors. The Special Committee has independently negotiated the terms of the QMT Acquisition and has recommended to our full Board of Directors to close the QMT Acquisition.

In respect of Proposal No. 2 which pertains to the proposed QMT Acquisition and the Securities Sales, because Brean Murray and Quadrant are affiliates of ARC and QMT, Brean Murray will vote separately from all other shareholders in respect of Proposal No. 2. The QMT Acquisition Agreement will be approved, and the QMT Acquisition and the Securities Sale will be authorized to close, only if a majority of the disinterested shares of ARC Common Stock present and voting at the Annual Meeting, in person or by proxy, vote “For” Proposal No. 2. The Company’s Articles of Incorporation provide that interested party transactions with the Company shall be ratified if a majority of a quorum of the shareholders having voting power shall have approved such matter. Accordingly, Brean Murray will vote separately on the QMT Acquisition and the Securities Sale, but its separate vote will have no effect if a majority of the disinterested shares voting on the proposal do not vote in favor of the QMT Acquisition and the Securities Sale. Shares present but abstaining at the Annual Meeting will have the same effect as voting “against” Proposal No. 2. Broker non-votes will be counted only for purposes of quorum.

The AFT Acquisition Agreement and Related Agreements (see page 135)

On April 6, 2012, PCC, PCC, AFTE and ARC entered into the AFT Acquisition Agreement, pursuant to which ARC will purchase one-hundred percent (100%) of the shares of AFT (the “AFT Shares”) and acquire one-hundred percent (100%) of the special purpose acquisition company holding the AFTE assets (the “AFTE SPV”). Prior to closing, PCC will cause AFT to transfer the Thixoforming Division of AFT, including all of the associated liabilities, to PCC. Under the AFT Acquisition Agreement and ancillary agreements, ARC will also acquire the real property owned by AFTE and AFT. The purchase of the AFT Shares and AFTE SPV will exclude certain liabilities, including tax liabilities and intercompany accounts obligations.

Purchase Price regarding AFT Acquisition Agreement (see page 135)

The purchase price of AFT is $43,000,000 (the “AFT Purchase Price”). $25,400,000 of the AFT Purchase Price will be payable in cash and $17,600,000 will be paid in the form of the AFT Convertible Note. The AFT Purchase Price will be subject to a working capital adjustment.

Other Covenants and Agreements regarding AFT Acquisition Agreement (see page 137)

At the closing, ARC will take all actions necessary to complete the transactions contemplated in the QMT Acquisition Agreement and the AFT Acquisition Agreement (the “ARC Consolidation”).

Prior to the closing, AFT and AFTE will settle all ordinary course of business intercompany accounts.

PCC, AFTE and ARC have agreed to other covenants relating to, among others, publicity, certain tax matters, access to information, and the making of certain filings with governmental authorities.

Conditions to Closing regarding AFT Acquisition Agreement (see page 137)

Consummation of the transactions contemplated by the AFT Acquisition Agreement is conditional upon, among other matters (i) settlement of all intercompany accounts between PCC, AFT and AFTE, (ii) completion of the ARC Consolidation, (iii) transfer of the Thixoforming Division to PCC and (iv) AFT has available cash of $100,000 at closing.

Termination of the AFT Acquisition Agreement (see page 138)

Prior to the closing, the AFT Acquisition Agreement may be terminated:

•	by PCC, AFTE or ARC, if any applicable governmental authority has issued an order, decree or ruling or takes any other action restraining, enjoining or otherwise prohibiting the transactions contemplated in the AFT Acquisition Agreement;

•	by ARC at any time prior to closing, if PCC or AFTE (i) has breached certain material representations or undertakings under the AFT Acquisition Agreement and failed to cure such breach within 60 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet a condition to closing;

•	by PCC and AFTE at any time prior to closing, if the ARC has (i) breached its representations, warranties and covenants under the AFT Acquisition Agreement and failed to cure such breach within 60 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet a condition to closing;

•	by any party if the closing has not occurred by August 6, 2012 but this right is not available to any party whose failure to fulfill any obligation under the AFT Acquisition Agreement is the cause for the closing not to have occurred;

•	by ARC if any update to the disclosure schedule contains a material change; and

•	by mutual written agreement of the PCC, AFTE and ARC.

The AFT Convertible Note (see page 139)

The AFT Convertible Note will mature on the fifth anniversary of the date of issuance (the “Maturity Date”), subject to acceleration upon certain acceleration events. The AFT Convertible Note will accrue interest at a rate equivalent to 5-year U.S. T-Note Rates, to be reset on each annual anniversary from the date of issuance. Interest shall be paid quarterly in cash in arrears. No dividends may be paid on Common Stock or preferred stock nor shall any share repurchases be made while any principal or interest on the AFT Convertible Note remains outstanding. If the AFT Convertible Note is in default, the interest rate shall be increased to 12% per annum during the continuation of the default condition.

Conversion of the AFT Convertible Note (see page 139)

At any time prior to the Maturity Date, the outstanding principal balance and accrued but unpaid interest, if any, of the AFT Convertible Note may be converted into Common Stock as follows:

(a)	At the option of PCC at any time on the basis of the 30-day average trading value of the Common Stock immediately preceding conversion (the “Conversion Rate”), provided that the AFT Convertible Note may be converted only if it converts into less than 10% of the common ownership of ARC and the equity value of ARC is not less than $176 million. On any given trading day, PCC may not sell more than 10% of the aggregate trading volume of the trading day immediately preceding the sale date (the “Volume Limitation”).

(b)	At the option of PCC at any time in connection with a sale of ARC, in which case the conversion ratio will be determined on the basis of the lower of the 30-day average trading value of the Common Stock immediately preceding announcement of the sale transaction and the 30-day average trading value of the Common Stock immediately preceding the closing of the sale transaction.

(c)	At the option of PCC at any time at the Conversion Rate if ARC is then in default under the terms of the AFT Convertible Note.

(d)	At the option of ARC, any portion of the principal amount of the AFT Convertible Note, provided that the entire amount of such acquired Common Stock may be sold by PCC under SEC Rule 144 in a single three-month period. Provided that the sale of the Common Stock is completed within five business days of the conversion, ARC shall reduce the portion of the principal amount of the AFT Convertible Note by the proceeds of PCC’s sale of the Common Stock.

(e)	If PCC sells the Common Stock issued upon conversion of the AFT Convertible Note within five business days of its issuance, which period may be extended if PCC is unable to sell the Common Stock due to the Volume Limitation, PCC shall pay to ARC the amount, if any, by which the sale proceeds of the Common Stock (the “Sale Proceeds”) exceed the corresponding principal and interest of the AFT Convertible Note that PCC converted into the Common Stock (the “Note Proceeds”). PCC may elect to satisfy this payment by having the principal of the AFT Convertible Note reduced on a dollar-for-dollar basis. ARC will pay PCC to the extent the Note Proceeds exceed the Sale Proceeds, provided ARC may elect to pay this amount by increasing the principal of the AFT Convertible Note on a dollar-for-dollar basis.

Interests of ARC’s Executive Officers and Directors in the AFT Transaction

Our executive officers and directors have interests in the transactions contemplated by the AFT Acquisition Agreement that may be different from, or in addition to, the interests of the other ARC stockholders. In particular, each of Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director, Jason T. Young, ARC’s former Chief Executive Officer, Chairman of the Board and Director and Keerat Kaur, ARC’s Corporate Secretary, are employed by Quadrant. Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT.

Pursuant to the original terms of the ARC Advisory Agreement entered into on January 21, 2009, attached as Annex G to the Preliminary Proxy Statement (the “ARC Advisory Agreement”), Quadrant has provided the Company financial advisory and business consulting services, including restructuring services.  In consideration for the restructuring services provided by Quadrant since November 2008 and for ongoing services, the Company originally agreed to pay Quadrant the following compensation: (1) an initial cash fee of $250,000 upon signing the ARC Advisory Agreement; (2) an annual fee of the greater of: (i) $250,000, (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items (“EBITDA”) for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year; and (3) all reasonable out-of-pocket expenses incurred Quadrant in performing services under the ARC Advisory Agreement.

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to the Preliminary Proxy Statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000. Payment of the fee by ARC is contingent on closing of the QMT Acquisition and the AFT Acquisition.

ANNUAL MEETING OF SHAREHOLDERS

Date, Time and Place

The Annual Meeting of the shareholders of ARC Wireless Solutions, Inc. (referred to herein as “ARC” or the “Company”) will be held on July ___, 2012 at 10:00 AM (Eastern Daylight Time) (the “Annual Meeting”) at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 for the following purposes:

1.	To elect a Board of Directors consisting of six directors;

2.	To approve (i) the acquisition of Quadrant Metals Technologies, LLC (“QMT”) and the issuance of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and (ii) the sale and issuance of 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) to Carret P.T., LP in consideration for a cash investment in ARC of $450,594 (the “Securities Sale”);

3.	To approve the acquisition of Advance Forming Technology, Inc. (“AFTI”); and the Hungarian special purpose acquisition company holding the Hungarian AFTE assets currently owned by AFT Europa KFT (the “AFTE SPV”, collectively referred to together with AFTI as “AFT”, and the acquisitions thereto collectively referred to as the “AFT Acquisition” and together with the QMT Acquisition, the “Acquisitions”), and to approve the contingent issuance of shares of Company Common Stock underlying a convertible note to be issued by the Company to the seller of AFT in partial consideration for the AFT Acquisition;

4.	To approve the amendment and restatement of the Company’s Articles of Incorporation to effect a Reverse Stock Split of ARC’s Common Stock at an exchange ratio of 1-for-1.95 shares of Common Stock;

5.	To approve the amendment and restatement of the Company’s Articles of Incorporation to change the Company’s name to ARC Group Worldwide, Inc.;

6.	To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending December 31, 2012; and

7.	To authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposals set forth above.

Record Date, Shares Outstanding and Entitled to Vote

The close of business on July __, 2012 has been fixed as the record date for the determination of holders of record of the Company’s common stock, $.0005 par value per share (the “Common Stock”), entitled to notice and to vote at the Annual Meeting. On the record date, 3,091,350 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting. Each share, unless otherwise set forth herein, is entitled to one vote. A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the shareholders’ shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

Common Stock Ownership of Directors and Executive Officers

As of the record date, our directors and executive officers, prior to effectiveness of any and all of the proposed transactions herein, are deemed to beneficially own an aggregate of 36.44% of the shares of Common Stock entitled to vote at the special meeting, which consists entirely of shares owned of record by Brean Murray. Notwithstanding the foregoing, in respect of Proposal No. 2, Brean Murray will vote separately from all other shareholders and the QMT Acquisition and the Securities Sale will be authorized to close only if a majority of the disinterested shares of ARC Common Stock present and voting at the Annual Meeting, in person or by proxy, vote “For” Proposal No. 2. The separate vote of Brean Murray will have no effect if a majority of the disinterested shares voting on Proposal No. 2 vote against, or abstain from voting, on Proposal No. 2.

How to Vote Your Shares

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. You can come to the place of our Annual Meeting, located at Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 at 10:00AM Eastern Daylight Time, on July ___, 2012. If you choose to do so, please bring the enclosed proxy card or proof of identification to the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible. If you are the shareholder of record, you may mark your votes, date, sign and return the enclosed proxy card.

For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee. A voting instruction card will be provided by your broker, bank or other nominee. For shares held in “street name,” you may be eligible to vote via the Internet if your broker, bank or other nominee participates in the proxy voting program provided by Broadridge. Instructions for voting via the Internet, if available, will be provided by your broker, bank or other nominee.

Votes at the Annual Meeting are counted by an inspector of election. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the originally scheduled Annual Meeting.  Please note, in the absence of your specific instructions as to how to vote, brokers may not vote your shares on the election of directors or on any other proposals other than the ratification of selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending December 31, 2012, or adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the other proposals. We encourage you to provide instructions to your broker regarding the voting of your shares.

In the election of directors, the six director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors. A plurality of the votes present in person or represented by proxy at the Annual Meeting is required for election of the Directors. The determinations of the shareholders with respect to all other Proposals will be determined by a majority of those present and voting in person or by proxy, except with respect to Proposal No. 2, as to which special procedures have been applied, as discussed in detail below.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, ARC’s Chairman, Mr. Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Because of the affiliated relationships, Brean Murray will vote separately from all other shareholders in respect of the proposal to acquire QMT and the proposal to issue of 7,857,898 shares of Company Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), in consideration for the acquisition of QMT. The QMT Acquisition and the Securities Sale will be authorized to close only if a majority of disinterested shares of ARC Common Stock which are present and voting at the Annual Meeting, in person or by proxy, vote “For” Proposal No. 2. The separate vote of Brean Murray will have no effect if a majority of the disinterested shares voting on the proposal do not vote in favor of the QMT Acquisition and the Securities Sale.

How to Change Your Vote

You may change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in several ways. If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares. You must submit your notice of revocation or your new proxy card to: ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, Colorado 80216-1146, Attention: Corporate Secretary.

You can also attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

You can also change your vote by submitting a proxy at a later date by fax or via the Internet, if you have previously voted by fax or via the Internet in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the special meeting as specified in such proxies. If you provide specific voting instructions, your shares of Common Stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy via the Internet without giving specific voting instructions, your shares will be voted as follows:

•	“FOR” EACH OF THE SIX NOMINEES FOR DIRECTOR WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•	“FOR” THE APPROVAL OF (I) THE QMT ACQUISITION AND ISSUANCE OF 7,857,898 SHARES OF ARC COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR THE QMT ACQUISITION; AND (II) THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR CASH INVESTMENT IN ARC OF $450,594;

•	“FOR” THE APPROVAL OF THE AFT ACQUISITION AND CONTINGENT ISSUANCE OF ARC SHARES UPON CONVERSION OF THE AFT COVERTIBLE NOTE;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CAUSE THE EFFECTIVENESS OF THE 1:1.95 REVERSE STOCK SPLIT;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY NAME TO “ARC GROUP WORLDWIDE, INC.”;

•	“FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012; AND

•	“FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING (IF NECESSARY) TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE PROPOSALS SET FORTH ABOVE.

Proxies solicited may be voted only at the special meeting and any adjournment or postponement of the special meeting and will not be used for any other meeting.

Quorum and Required Votes

A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Except for abstentions in connection with Proposal No. 2, discussed in further detail below, abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of six directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The QMT Acquisition and the Securities Sale are subject to (i) a majority of all outstanding shares being present for purposes of quorum; and (ii) a majority of all disinterested shares present and voting, in person or by proxy, at the Annual Meeting, voting “For” Proposal No. 2. Only for purposes of Proposal No. 2, shares voted as “abstaining” will have the same effect as voting “against” the QMT Acquisition. Broker non-votes will not be counted as voting “for”, “against” or “abstaining” from Proposal No. 2. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve each of Proposals Nos. 3, 4, 5, 6 and 7.

Abstentions will not be counted for purposes of determining the outcome of Proposals Nos. 1, 3, 4, 5, 6 or 7. Broker non-votes will be counted only for purposes of quorum and will not be counted for purposes of determining the outcome of any proposals submitted to the vote of the shareholders.

Abstentions and Broker “Non-Votes”

Votes at the Annual Meeting are counted by an inspector of election. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the originally scheduled Annual Meeting.  Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

In the election of directors, the six director candidates having the highest number of votes cast in favor of their election (constituting a plurality) will be elected to the Board of Directors. Only votes “FOR” or “AGAINST” the nominees in respect of Proposal No. 1 will affect the outcome. Abstentions or withheld votes shall not affect the outcome of any of the proposals except Proposal No. 2, discussed in further detail below.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, ARC’s Chairman, Mr. Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Because of the affiliated relationships, Brean Murray will vote separately from all other shareholders in respect of the proposal to acquire QMT and the proposal to issue 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), in consideration for the QMT Acquisition. Proposal No. 2, pertaining to the QMT Acquisition, will be subject to the affirmative consent of a majority of the disinterested shares of ARC Common Stock present and voting at the Annual Meeting, in person or by proxy. The Company’s Articles of Incorporation provide that interested party transactions with the Company shall be ratified if a majority of a quorum of the shareholders having voting power shall have approved such matter. Only disinterested shares of ARC Common Stock voting “for”, “against” or “abstain” on Proposal No. 2 will determine whether Proposal No. 2 will be approved, and whether ARC will close the QMT Acquisition and the Securities Sale. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2. Broker non-votes will be counted only for purposes of quorum and will not be counted for, against or abstaining from Proposal No. 2.

Solicitation of Proxies

This proxy statement is provided in connection with the solicitation of proxies by the Board of Directors of ARC Wireless Solutions, Inc., a Utah corporation (the “Company”), to be voted at the Annual Meeting of Shareholders to be held on July ___, 2012 at 10:00 AM (Eastern Daylight Time) (the “Annual Meeting”) at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 or at any adjournment or postponement of the meeting. We anticipate that this proxy statement and the accompanying form of proxy will be first mailed, given or otherwise provided to shareholders on or about July __, 2012.

We have chosen to provide our shareholders with proxy materials only by sending printed copies through the mail. This notice contains instructions on how you may vote your shares only by returning your proxy card through the mail or by fax. Voting of shares will not be available via an Internet website or by telephone. We anticipate that the proxy materials will be mailed to shareholders on or about July __, 2012. If you hold shares of our Common Stock in street name through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages. You may contact us by calling or writing our principle office to obtain directions to be able to attend the meeting and vote in person: ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, Colorado 80216-1146; Telephone: (303) 467-5236.

This Proxy Statement, ARC’s Annual Report and the Form of Proxy may be viewed, printed and downloaded from the Internet at www.arcwireless.net.

Additional copies of our proxy materials may also be requested in printed form or by e-mail, at no charge, by calling telephone: (303) 467-5236 or requesting via e-mail at investorrelations@antennas.com.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter where a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting and will be counted only for purposes of ascertaining a quorum. In particular, note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned. The solicitation of proxies by the Company is to be made by mail, telephone and oral communications with shareholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this proxy statement and the enclosed material.

Adjournment and Postponement

Proposal No. 7 hereof is requesting a vote to authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposals set forth above.

Whether or not a quorum exists, holders of a majority of our Common Stock present in person or represented by proxy and entitled to vote at the special meeting may adjourn the special meeting, without further notice other than by an announcement made at the special meeting.

Recommendation of Our Board of Directors for voting of the shareholders at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•	“FOR” EACH OF THE SIX NOMINEES FOR DIRECTOR WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•	“FOR” THE APPROVAL OF (I) THE QMT ACQUISITION AND ISSUANCE OF 7,857,898 SHARES OF ARC COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT), IN CONSIDERATION FOR THE QMT ACQUISITION; AND (II) THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR CASH INVESTMENT OF $450,594;

•	“FOR” THE APPROVAL OF THE AFT ACQUISITION AND CONTINGENT ISSUANCE OF SHARES UNDER THE TERMS OF THE AFT CONVERTIBLE NOTE;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE ARC ARTICLES OF INCORPORATION TO CAUSE THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE ARC ARTICLES OF INCORPORATION TO AUTHORIZE THE NAME CHANGE;

•	“FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012; AND

•	“FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING (IF NECESSARY) TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE PROPOSALS SET FORTH ABOVE.

RISK FACTORS

General Risks Related to the Acquisitions

The four companies in which QMT owns majority interests, FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC and TubeFit LLC (collectively referred to herein as the “QMT Group”) have limited numbers of customers.

The QMT Group companies rely on certain key customers for the majority of their respective product sales, thus exposing the combined businesses to potential customer concentration risk. The five largest customers of the QMT Group of companies as a whole, include Medventure Technology Corp., Ormco Corporation, Covidien Medical Products, Goodrich Sensor Systems, and Starkey Laboratories Inc. The decision by these key customers to cease adoption of the companies’ products, to switch suppliers or to dramatically reduce product order volumes, could negatively impact the companies’ topline impacting their operating results and overall profitability. Over the last few years, the companies have been focused on mitigating this risk. Senior management has made concerted efforts to broaden their customer base within their existing product markets as well as diversify to other market segments. Our customer base may remain concentrated and may subject us to risk of loss of key customers. Going forward, the companies will continue to focus on customer diversification and intend to reduce their dependency on certain customers.

The QMT Group and AFT companies face pricing pressures.

Due to severe economic conditions, the QMT Group and AFT companies’ respective customers are under pressure to reduce pricing on their products. Consequently, as suppliers to these end markets, these pricing pressures are passed on to the companies. Such pricing reductions could put pressure on the companies’ gross margins negatively impacting the overall profitability of the businesses. However, many of the products manufactured contain higher technology and thus have helped the companies better manage demands from customers for lower prices. Many of the technologies are proprietary and difficult to replicate. In past instances, the QMT Group and AFT companies have been able to avoid such price reduction requests without losing the customers to competition due to the difficulty level in manufacture of such components and the long-standing relationship the companies have managed to create and maintain with the customers. There can be no guarantee that this will continue and reductions in prices would harm our margins and operating results.

The profitability of the QMT Group and AFT companies is threatened by producers in low cost countries.

Over the past several years, the businesses of the QMT Group and AFT companies have been under pricing pressure from increasing global competition, primarily from Asia and other low cost areas. The QMT Group and AFT companies’ sales could be negatively impacted by decisions by major customers to move production of devices offshore – although historically this has not occurred because of the difficulty to manufacture many of the products provided to those customers. In particular, to date, whenever any customer has moved manufacture of certain parts, FloMet has continued to ship product into those low cost countries where product assembly has been relocated. In addition, AFT’s presence in Europe will enable our metal injection molding (“MIM”) companies to take advantage of the low cost country footprint in Europe to supplement the U.S. operations. This should help the QMT Group and AFT companies and improve overall cost structure and increase global competitiveness from a manufacturing, engineering and sourcing standpoint, however there can be no assurances with respect to actual outcomes. Similarly, the flange/fittings companies also face a similar risk of the potential of displacement of domestically produced flanges with flanges from low cost countries like China.

Increases in the prices of raw materials would have an adverse effect on the profitability of the QMT Group and AFT companies.

Any significant increase in raw material prices could have a significant adverse effect on the businesses. In particular, metal powders, especially nickel and chrome, are driven by pricing on world commodity markets. Significant increases in prices of metal powders may negatively impact the MIM companies’ profitability if those increases cannot be passed along to customers due to market conditions. Decisions made by major mining companies as to increasing or reducing capacities for mining and refinement of these metals could also significantly affect supplies. In addition, pricing and availability of steel in the world market has a large impact on pricing of these products, and thus impacts the flange/fittings companies alike. The companies’ margins may be adversely impacted by price increases by its suppliers that it is unable to pass along immediately to its customers because of competitive decisions by its larger competitors in its market areas. In their efforts to find the best pricing on the raw materials, the QMT Group and the AFT companies try to maintain multiple sourcing relationships, however, there is no assurance that they will be able to obtain reasonably priced supply sources in the future.

The availability of raw materials is crucial to the operations of the QMT Group and AFT companies.

The timely procurement of necessary raw materials is critical to each of the companies’ operations. In addition, some raw materials are available only from certain suppliers. Consequently, poor supply capacity amid tight demand for these materials, as well as natural disasters or accidents, or other events that negatively impact the supplier, could adversely affect their timely procurement. For the last several years, there has been a shortage worldwide of capacity for certain metal powders resulting in MIM manufacturers being on restricted allocation of those materials (based on historical usage levels), several major metal powder manufacturers have announced significant expansion plans that should eliminate these restrictions over the next few years. This may negatively affect the ability to grow the MIM businesses if the alloy required for an application is one of these powders currently on allocation.

A sustained economic downturn would adversely impact the QMT Group and AFT companies.

Demand for products and components manufactured by the QMT Group and AFT companies could be adversely impacted by deterioration in general economic conditions. Furthermore, a return to recession would result in reduced demand for new capital equipment which would negatively impact revenues. In addition, a significant slowdown in the global economy that also adversely impacts domestic demand for energy sources could reduce overall demand for these products. However, the diversified customer base and product applications of the companies helps mitigate the effects of economic fluctuations. A significant portion of the products and components are sold to market segments that are somewhat resilient to the economic trends.

A decline in liquidity in global credit markets could adversely affect the QMT Group and the AFT companies.

Many of the customers and suppliers of the QMT Group and AFT companies are reliant on liquidity from global credit markets and in some cases, require external financing to purchase products or finance operations. Lack of liquidity or inability to access the credit markets by the QMT Group companies and AFT customers could adversely affect the ability of each of the QMT Group companies and AFT’s ability to collect amounts owed to us. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations of the QMT Group and AFT companies.

Political instability in international markets would have a negative effect on the QMT Group and AFT companies.

Significant amount of raw material purchases by QMT Group companies General Flange and TubeFit, are made from overseas suppliers, particularly in India and South Korea. AFTE conducts its manufacturing in Hungary. Consequently, the QMT Group and AFT companies may encounter risks associated with these countries and regions. Such risks include political instability, changes in legal regulations relating to trade, export, and employment, as well as deterioration in underlying economic conditions. In particular, political instability in these areas could negatively affect the QMT Group and AFT companies’ ability to secure uninterrupted supplies of materials. Not only factors internal to those countries but also external threats from unstable neighboring countries could adversely impact the ability of those suppliers to maintain normal supplies. Domestic policy changes in these countries could negatively impact pricing of components purchased from manufacturers in that country which could have near-term negative impacts on margins. In addition, the AFT Europe business is susceptible to the political and legal climate in Hungary and Europe in general. Any instability in those areas could directly and adversely impact the business prospects of the AFT Europe business.

The AFT companies are vulnerable to currency fluctuations.

The operating results and financial position of certain acquired companies are affected by fluctuations in foreign currency exchange markets. Significant fluctuations in the exchange rate may adversely impact the values of foreign currency-denominated product sales, materials costs, and production costs in factories overseas. In addition, conversion of foreign currency-denominated assets and liabilities, and the foreign currency-denominated financial statements of overseas subsidiaries into U.S. Dollar for disclosure may also affect the companies’ assets and liabilities, as well as earnings and expenses. In particular, our acquired AFT operations in Hungary will be subject to liabilities and obligations that must be paid in the Hungarian currency of forints. The value of the forint has been subject to substantial volatility against the U.S. Dollar over the past several years. If the forint increases in value against the dollar, the costs of our prospective Hungarian operations may increase and adversely affect the anticipated results expected to be derived from the Hungarian business. In addition, increases and/or decreases in value of other currencies on which we have predicated our business model may also adversely affect our results of operations. We may hedge certain currency transactions which might protect us against certain fluctuations in currency value, but it such actions might also correspondingly increase our costs of doing business which could adversely affect our competiveness.

Leverage and debt service obligations may adversely affect us.

Once we enter into the Financing Arrangement with TD Bank, we will have a significant amount of debt. Our indebtedness increases the possibility that we may be unable to generate cash sufficient to pay when due the principal of, interest on, or other amounts due with respect to our indebtedness. The Financing Arrangement bears interest at floating rates related to LIBOR. As a result, our interest payment obligations on such indebtedness will increase if LIBOR increases.

Our leverage could have negative consequences on our financial condition and results of operations, including:

•	impairing our ability to meet one or more of the financial ratios contained in the Financing Arrangement or to generate cash sufficient to pay interest or principal, including periodic principal payments;

•	increasing our vulnerability to general adverse economic and industry conditions;

•	limiting our ability to obtain additional debt or equity financing;

•	requiring the dedication of a portion of our cash flow from operations to service our debt, thereby reducing the amount of our cash flow available for other purposes, including capital expenditures;

•	requiring us to sell debt or equity securities or to sell some of our core assets, possibly on unfavorable terms, to meet payment obligations;

•	limiting our flexibility in planning for, or reacting to, changes in our business and the industries in which we compete; and

•	placing us at a possible competitive disadvantage with less leveraged competitors and competitors that may have better access to capital resources.

Each of the QMT Group and AFT companies relies on key executives.

The success of the respective businesses of the QMT Group and AFT companies is dependent upon each of the companies retention of its current experienced personnel. Although key QMT executives have fixed term employment contracts (subject to contractual or statutory termination rights), the continued involvement of certain key QMT executives, employees and consultants is critical to the success of the businesses. The loss of any of our key executives could have a material adverse effect on our business.

A material disruption at any of manufacturing facilities operated by the QMT Group companies or AFT could adversely affect our ability to generate sales and meet customer demand.

Following completion of the Acquisitions, if operations at the manufacturing facilities operated by the QMT Group or AFT companies were to be disrupted as a result of significant equipment failures, natural disasters, power outages, fires, explosions, terrorism, adverse weather conditions, labor disputes or other reasons, our financial performance could be adversely affected as a result of our inability to meet customer demand for our products. Interruptions in production could increase the cost of our sales. Any interruption in production capability could require us to make substantial capital expenditures to remedy the situation, which could negatively affect our profitability and financial condition. We will maintain property damage insurance which we believe to be adequate to provide for reconstruction of facilities and equipment, as well as business interruption insurance to mitigate losses resulting from any production interruption or shutdown caused by an insured loss. However, any recovery under our insurance policies may not offset the lost sales or increased costs that may be experienced during the disruption of operations, which could adversely affect our business, financial condition and results of operations.

The QMT Group and AFT companies are subject to the laws and regulations of the United States and many foreign countries.  Following the Acquisitions, failure to comply with these laws may affect our ability to conduct business in certain countries and may affect our financial performance.

The QMT Group and AFT companies are subject to a variety of laws regarding our international operations, including the U.S. Foreign Corrupt Practices Act and regulations issued by U.S. Customs and Border Protection, the U.S. Bureau of Industry and Security, and the regulations of various foreign governmental agencies. We cannot predict the nature, scope or effect of future regulatory requirements to which our international sales and manufacturing operations might be subject or the manner in which existing laws might be administered or interpreted. Future regulations could limit the countries in which some of our products may be manufactured or sold, and increase the cost of obtaining, products from foreign sources. In addition, actual or alleged violations of these laws could result in enforcement actions and financial penalties that could result in substantial costs. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations.

Following the completion of the Acquisitions, we will be subject to the possibility of product liability lawsuits, which could harm our business.

Each of the QMT Group and AFT companies face an inherent risk of exposure to product liability claims. Although each of the QMT Group and AFT companies maintain production quality controls and procedures, and following the Acquisitions, will continue to do so, we cannot assure that, following completion of the Acquisitions, the products sold by the QMT Group and AFT companies will be free from defects. In addition, some of products manufactured by the QMT Group and AFT companies will contain components manufactured by third parties, which may also have defects. Each of the QMT Group and AFT companies maintain insurance coverage for product liability claims. The insurance policies have limits, however, that may not be sufficient to cover claims made. In addition, this insurance may not continue to be available at a reasonable cost. With respect to components manufactured by third-party suppliers, the contractual indemnification that we may seek from our third-party suppliers may be limited and thus insufficient to cover claims made against us following completion of the Acquisitions. If insurance coverage or contractual indemnification is insufficient to satisfy product liability claims made against us following completion of the Acquisitions, the claims could have an adverse effect on our business and financial condition. Even claims without merit could harm our reputation, reduce demand for our products, cause us to incur substantial legal costs and distract the attention of our management. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations.

The QMT Group and AFT companies’ respective operations are subject to environmental, health and safety regulations.

The QMT Group and AFT companies’ operations are subject to stringent and complex federal, state, and local laws and regulations governing environmental protection, health and safety, including the discharge of materials into the environment. These laws and regulations may, among other things:

•	require that acquisition of various permits before operations commence; or to continue ongoing operations;

•	restrict the types, quantities and concentrations of various substances that may be employed in manufacturing operations;

•	restrict the types, quantities and concentrations of various substances that may be released into the environment or otherwise disposed; and

•	require remedial measures to mitigate pollution from former and ongoing operations, such as requirements to remove contamination from real property, whether or not caused by past or ongoing operations.

The regulatory burden increases the cost of doing business and affects profitability. Additionally, the U.S. Congress and federal and state agencies frequently revise environmental, health and safety laws and regulations, and any changes that result in more stringent and costly health and safety, pollution control, waste handling, disposal, cleanup and remediation requirements could have a significant negative impact on our operating costs.

Some of the existing environmental, health and safety laws and regulations to which we are subject include, among others: (i) regulations by the Environmental Protection Agency (“EPA”) and various state agencies regarding approved methods of disposal for certain hazardous and nonhazardous wastes; (ii) the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) and analogous state laws that may require the removal of previously disposed wastes (including wastes disposed of or released by prior owners or operators of real estate), the cleanup of property contamination (including groundwater contamination), and remedial plugging operations to prevent future contamination; (iii) the Clean Air Act and comparable state and local requirements, which establish pollution control requirements with respect to air emissions from our operations; (iv) the Oil Pollution Act of 1990, which contains numerous requirements relating to the prevention of and response to oil spills into waters of the United States; (v) the Federal Water Pollution Control Act, or the Clean Water Act, and analogous state laws which impose restrictions and strict controls with respect to the discharge of pollutants, including heavy metals and other substances generated by our operations, into waters of the United States, state waters or publicly owned treatment works; (vi) the Resource Conservation and Recovery Act, which is the principal federal statute governing the treatment, storage and disposal of solid and hazardous wastes, and comparable state statutes; (vii) the federal Occupational Safety and Health Act and comparable state statutes, which require worker protection from raw materials, products and wastes; and (viii) the federal Toxic Substances Control Act and comparable state and local statutes and regulations requiring that we organize and/or disclose information about hazardous materials stored, used or produced in our operations.

The operations of the QMT Group and AFT companies have incurred in the past, and expect to incur in the future, capital and other expenditures related to environmental compliance. Although we believe our continued compliance with existing requirements will not have a material adverse impact on our financial condition and results of operations, we cannot assure you that the passage of more stringent laws or regulations in the future will not have a negative impact on our financial position or results of operations.

Each of the QMT Group and AFT companies must act to prevent environmental concerns, some of which may be difficult to predict.

Each of the QMT Group and AFT companies strives to decrease its environmental impact with respect to environmental issues such as industrial waste, hazardous substance regulation, and soil pollution. Certain QMT Group companies have no current environmental permitting requirements at any governmental level – however changes in environmental regulations could change that. In particular, nickel powder (utilized in certain alloys produced) has been identified as a potential carcinogen. Personal protective equipment is utilized by the personnel of the QMT Group companies in all processes in which nickel powder may become airborne to prevent inhalation. In addition, once the powder is formulated into feedstocks it can no longer become airborne. However, there is the possibility that, regardless of whether there is negligence in its pursuit of business activities, the companies could bear legal responsibility for environmental problems.

Following completion of the Acquisitions, we will be subject to a variety of environmental and health and safety laws for which compliance, or liabilities that arise as a result of noncompliance, could be costly.

If we were to fail to comply with environmental and health and safety requirements or fail to obtain or maintain a required permit, we could be subject to penalties and be required to undertake corrective action measures to achieve compliance.  In addition, if our noncompliance with such regulations were to result in a release of hazardous materials to the environment, such as soil or groundwater, we could be required to remediate such contamination, which could be costly.  Moreover, noncompliance could subject us to private claims for property damage or personal injury based on exposure to hazardous materials or unsafe working conditions.  Changes in applicable requirements or stricter interpretation of existing requirements may result in costly compliance requirements or otherwise subject us to future liabilities. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations.

As an owner or operator of real property, or generator of waste, we could become subject to liability for environmental contamination, regardless of whether we caused such contamination.

Under various federal, state and local laws, regulations and ordinances, and, in some instances, international laws, relating to the protection of the environment, a current or former owner or operator of real property may be liable for the cost to remove or remediate contamination on, under, or released from such property and for any damage to natural resources resulting from such contamination. Similarly, a generator of waste can be held responsible for contamination resulting from the treatment or disposal of such waste at any off-site location (such as a landfill), regardless of whether the generator arranged for the treatment or disposal of the waste in compliance with applicable laws. Costs associated with liability for removal or remediation of contamination or damage to natural resources could be substantial and liability under these laws may attach without regard to whether the responsible party knew of, or was responsible for, the presence of the contaminants. In addition, the liability may be joint and several. Following the Acquisitions, the presence of contamination or the failure to remediate contamination at our properties, or properties for which we are deemed responsible, may expose us to liability for property damage or personal injury, or materially adversely affect our ability to sell our real property interests or to borrow using the real property as collateral. We cannot be sure that we will not be subject to environmental liabilities in the future as a result of historic or current operations that have resulted or will result in contamination. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations.

There may be certain liabilities associated with AFT real estate.

AFT owns the real property at its Firestone, Colorado facility. However, the mineral rights are owned by others. In the past the property has been used for coal, oil and natural gas extraction. Oil and natural gas extraction is ongoing. As the owner of the real estate, AFT and its parent entities would be strictly jointly and severally liable under CERCLA with the mineral rights owner and production well operators for any government mandated remediation of pollution related to the oil and gas production which could have a material adverse effect on our business, notwithstanding that AFT did not cause or contribute to the contamination. Coal extraction ceased on the property in 1947 and the mining entities are no longer in business. Consequently AFT and its parent entities would be strictly liable for government mandated remediation of acid mine seeps or other pollution related to coal mining. As such liabilities are not insured, the payment of such remediation costs could result in an adverse effect on our business or reduced asset value and a reduction in available funds for other corporate purposes.

There may be ground subsidence risks associated with AFT real estate.

The Colorado Geological Survey has concluded that there may be a risk of ground subsidence due to the former mining operations on a small portion of the AFT property. In the event of a subsidence event, certain property could be damaged or rendered unusable. In addition, AFT and its parent entities could be liable for possible collateral damage or harm, such as possible release of any hazardous waste into the environment. As such liabilities are not insured, the payment of any remediation costs could result in an adverse effect on our business or reduced asset value and reduction in funds available for other corporate purposes.

There may be liability associated with the General Flange facility.

Semi-volatile organic compounds and chlorinated solvents are present in the soil and groundwater at the General Flange facility (although such contamination was caused off-site, and not by General Flange).  General Flange has an indemnity from its landlord covering environmental liabilities pre-dating General Flange use of the facility. General Flange does not believe that it has any liability related to the facility, however, in the event of a government-mandated remediation, General Flange and its parent companies could become jointly and severally strictly liable as an operator of the facility under CERCLA for the costs.  As such liabilities are not insured, if for any reason the indemnity covering General Flange by its landlord is not enforceable, the non-indemnified and/or unreimbursed costs of remediation could result in an adverse effect on our business or reduced asset value and reduction in funds available for other corporate purposes.

Following the Acquisition, any failure to maintain and protect the trademarks, trade names and technology of the QMT Group companies and AFT may affect our operations and financial performance.

The market for many of the products sold by the QMT Group companies and AFT is, in part, dependent upon the goodwill engendered by trademarks and trade names. Trademark protection will therefore be material to a portion of our business following the Acquisitions. Following the Acquisition, the failure to protect our trademarks and trade names may have a material adverse effect on our business, financial condition, and results of operations. Litigation may be required to enforce our intellectual property rights, protect our trade secrets or determine the validity and scope of proprietary rights of others. Any action we take to protect our intellectual property rights could be costly and could absorb significant management time and attention. As a result of any such litigation, we could lose any proprietary rights we have. In addition, it is possible that others will independently develop technology that will compete with our technology. The development of new technologies by competitors that may compete with our technologies could reduce demand for our products and affect our financial performance. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations.

Any impairment in the value of our intangible assets, including goodwill, would negatively affect our operating results and total capitalization.

Our total assets reflect substantial intangible assets, primarily goodwill. The goodwill results from our acquisitions, representing the excess of cost over the fair value of the net assets we have acquired. We assess at least annually whether there has been impairment in the value of our intangible assets. If future operating performance at one or more of our business units were to fall significantly below current levels, if competing or alternative technologies emerge, or if market conditions for businesses acquired declines, we could incur, under current applicable accounting rules, a non-cash charge to operating earnings for goodwill impairment. Any determination requiring the write-off of a significant portion of unamortized intangible assets would adversely affect our business, financial condition, results of operations and total capitalization, the effect of which could be material.

Following the completion of the Acquisitions, significant movements in foreign currency exchange rates may adversely affect our financial results.

Following the Acquisitions, we will be exposed to fluctuations in currency exchange rates which could adversely affect our business. Our acquired AFT operations in Hungary will implicate exposure to commitments, liabilities and obligations that must be paid in the Hungarian currency of forints. The value of the forint has been subject to substantial volatility against the U.S. Dollar over the past several years. If the forint increases in value against the dollar, the costs of our prospective Hungarian operations may increase and adversely affect the anticipated results expected to be derived from the Hungarian business. In addition, increases and/or decreases in value of other currencies on which we have predicated our business model may also adversely affect our results of operations. We may hedge certain currency transactions which might protect us against certain fluctuations in currency value, but it would correspondingly increase our costs of doing business which could adversely affect our competiveness.

The markets in which the QMT Group and AFT competes in will be highly competitive and some of our competitors may have superior resources. Responding to this competition could reduce the sales and operating margins of the QMT Group and AFT.

We sell most of our products in highly fragmented and competitive markets. We believe that the principle elements of competition in these markets are:

•	the ability to meet customer specifications;

•	application expertise and engineering capabilities;

•	product quality and brand name;

•	timeliness of delivery;

•	price;
•	quality of aftermarket sales and support;

•	materials development capabilities; and

•	applied research and development capabilities.

In order to maintain and enhance our competitive position, we intend to continue our investment in manufacturing quality, marketing, customer service and support, and distribution networks. We may not have sufficient resources to continue to make these investments and we may not be able to maintain our competitive position. Our competitors may develop products that are superior to our products, develop methods of more efficiently and effectively providing products and services, or adapt more quickly than us to new technologies or evolving customer requirements. Some of our competitors may have greater financial, marketing and research and development resources than we have. As a result, those competitors may be better able to withstand the effects of periodic economic downturns. In addition, pricing pressures could cause us to lower the prices of some of our products to stay competitive. We may not be able to compete successfully with our competitors. If we fail to compete successfully, the failure may have a material adverse effect on our business, financial condition and results of operations.

The QMT Group and AFT may be subject to risks arising from changes in technology.

The supply chains in which the QMT Group and AFT operate are subject to technological change and changes in customer requirements. The Company cannot provide any assurance that it will successfully develop new or modified types of products or technologies that may be required by its customers in the future. Following completion of the Acquisitions, should the QMT Group and AFT not be able to maintain or enhance the competitive values of its products or develop and introduce new products or technologies successfully, or if new products or technologies fail to generate sufficient revenues to offset research and development costs, the Company’s businesses, financial condition and operating results could be materially and adversely affected.

Other General Risk Considerations Relating to the Acquisitions

We may fail to realize the anticipated benefits and operating synergies expected from the Acquisitions, which could adversely affect our business, financial condition and operating results.

The success of the Acquisitions will depend, in significant part, on our ability to successfully integrate the acquired businesses, grow the acquired businesses revenue and realize the anticipated strategic benefits and synergies from the combination. If we are not able to achieve these objectives and realize the anticipated benefits and synergies expected from the Acquisitions within a reasonable time, our business, financial condition and operating results may be adversely affected.

The Acquisitions could result in significant integration costs and any material delays or unanticipated additional expense may harm our business, financial conditions and results of operations.

The Company may incur costs associated with the integration of the QMT Group and AFT. The Company estimates the total integration costs could be in the range of $300,000 to $500,000. Unanticipated additional expense associated with integration activities may harm our business, financial conditions and results of operations.

We may not be able to integrate the QMT Group with AFT successfully.

The Acquisitions involve the integration of two businesses that previously operated independently.  The integration of the departments, systems, business units, operating procedures and information technologies of the two businesses will present a significant challenge to management. There can be no assurance that we will be able to integrate and manage these operations effectively. The failure to successfully integrate the two businesses in a timely manner, or at all, could have an adverse effect on our business, financial condition and results of operations. The difficulties of combining the QMT Group with AFT include:

•	the necessity of coordinating geographically separated organizations;

•	implementing common systems and controls;

•	integrating personnel with diverse business backgrounds;

•	the challenges in developing new products and services that optimizes the assets and resources of the two businesses;

•	integrating the businesses’ technology and products;

•	combining different corporate cultures;

•	unanticipated expenses related to integration, including technical and operational integration;

•	increased fixed costs and unanticipated liabilities that may affect operating results;

•	retaining key employees; and

•	retaining and maintaining relationships with existing customers, distributors and other partners.

Also, the process of integrating operations could cause an interruption of, or loss of momentum in, the activities of one of the QMT Group or AFT. The diversion of management’s attention and any delays or difficulties encountered in connection with the Acquisitions and the integration of the operations could have an adverse effect on our business, financial condition and results of operations.

The Acquisitions may expose us to significant unanticipated liabilities that could adversely affect our business, financial conditions and results of operations.

The Acquisitions may expose us to significant unanticipated liabilities relating to the operation of the QMT Group or AFT. These liabilities could include employment, retirement or severance-related obligations under applicable law or other benefits arrangements, legal claims, warranty or similar liabilities to customers, and claims by or amounts owed to vendors. The Acquisitions could also expose us to tax liabilities and other amounts owed by the QMT Group or AFT. The incurrence of such unforeseen or unanticipated liabilities, should they be significant, could have a material adverse effect on our business, results of operations and financial condition.

The complexity of the integration and transition associated with the Acquisitions may affect our internal control over financial reporting and our ability to effectively and timely report our financial results.

The additional scale the operations of the QMT Group and AFT, together with the complexity of the integration effort, including changes to or implementation of critical information technology systems, may adversely affect our ability to report our financial results on a timely basis. We expect that the Acquisitions may necessitate significant modifications to our internal control systems, processes and information systems, both on a transition basis and over the longer-term as we fully integrate the QMT Group and AFT. If we are unable to accurately report our financial results in a timely manner, or are unable to assert that our internal controls over financial reporting are effective, our business, results of operations and financial condition and the market perception thereof may be materially adversely affected.

The transactions contemplated by the QMT Acquisition Agreement and AFT Acquisition Agreement together with the effects of the 1:1.95 Reverse Stock Split will have a substantial dilutive effect on our Common Stock, which may adversely affect the market price of our Common Stock.

If the transactions contemplated by the QMT Acquisition Agreement and AFT Acquisition Agreement are completed, there will be a total of 11,061,897 shares of ARC Common Stock issued and outstanding (equal to 5,672,767 shares after giving effect to the proposed 1:1.95 Reverse Stock Split). In addition, additional shares are issuable upon conversion of the AFT Convertible Note. If the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC, assuming a conversion price calculated as of April 9, 2012, such conversion could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split). All such shares of Common Stock will be entitled to participate in any and all dividends and other distributions paid in respect of our Common Stock.

As a result of the issuance of the additional shares of Common Stock together with the effects of the proposed 1:1.95 Reverse Stock Split, the voting interests of our current stockholders will be significantly diluted. For example, a holder of 100,000 shares of Common Stock on the date of this proxy statement would own approximately 3.2% of the voting power of ARC. Immediately after the issuance of the additional shares of Common Stock and after effectiveness of the proposed 1:1.95 Reverse Stock Split, such holder would own approximately 0.90% of the total voting power of ARC. Assuming the issuance after the closing of the Acquisitions of additional shares of ARC’s Common Stock due to the conversion of the principal amount of the AFT Convertible Note, which may be converted into Common Stock if the equity value of ARC is more than $176 million and the aggregate Common Stock issued upon conversion is less than 10% of the Common Stock ownership of ARC; which assuming a conversion price calculated as of April 9, 2012, could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Common Stock after giving effect to the proposed 1:1.95 reverse stock split), the holder of 100,000 shares of Common Stock on the date of this proxy statement would own approximately 0.60% of the total voting power of ARC after giving effect to the proposed 1:1.95 Reverse Stock Split.

The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula of the AFT Convertible Note as of the dates of exercise of conversion by PCC. The foregoing approximations regarding the number of shares issuable pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only. If Proposal No. 3 is approved by the ARC Shareholders, such authorization will permit ARC to issue shares of ARC Common Stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares.

The issuance of additional shares of Common Stock could create downward pressure on the publicly quoted price of ARC’s Common Stock.

The consideration for the acquisition of QMT will include the issuance of 5,808,066 shares of ARC’s Common Stock to be issued in the aggregate to two wholly-owned subsidiaries of Quadrant, QMP Holdings Corp. (“QMP”) and QTS Holdings Corp. (“QTS”) (equal to 2,978,495 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), and a total of 2,049,831 shares of Common Stock to be issued to the Non-Controlling QMT Investors (equal to 1,051,195 shares after giving effect to the proposed 1:1.95 Reverse Stock Split). Simultaneously, Carret P.T., LP, an affiliate of Brean Murray Carret Group, Inc., will purchase from ARC 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment of $450,594 by Carret P.T., LP. In addition, the AFT Convertible Note, assuming a conversion price calculated as of April 9, 2012, could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split). Such additional shares, even though restricted and not eligible for trading unless registered with the SEC or subject to an available exemption from registration, could create downward pressure on the publicly quoted price of ARC’s Common Stock.

The issuance of ARC shares to Quadrant will result in joint control of ARC by Brean Murray and Quadrant.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, ARC’s Chairman, Mr. Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Following the issuance of the shares contemplated by the Acquisitions, Brean Murray as an affiliate of Quadrant, and Quadrant after receiving shares of ARC Common Stock in exchange for the QMT Membership Interests, together with the purchase of shares by Carret P.T., LP, will collectively beneficially own an aggregate of approximately 62% of ARC’s Common Stock. The outcome of all matters presented to the vote of shareholders of the Company will be determined by Brean Murray and Quadrant. Holders of the minority of shares will therefore have limited rights to influence the outcome of any matters presented to ARC shareholders.

The market price of our Common Stock may experience a high level of volatility.

Stock markets in general have experienced extreme volatility that has often been unrelated to the operating performance of a particular company. These broad fluctuations may adversely affect the trading price of our Common Stock, regardless of our operating performance.

Future acquisitions by the Company may create risks and costs in addition to the currently planned Acquisitions.

The Company may undertake additional acquisitions in the future. Such acquisitions could create unforeseen risks and liabilities which may adversely impact the Company’s results and operations.

Federal regulatory issues could delay the closing of the Acquisitions.

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and the related rules and regulations that have been issued by the Federal Trade Commission (the “FTC”), certain acquisition transactions may not be consummated until certain information and documentary material (“Premerger Notification and Report Forms”) have been furnished to the FTC and the Antitrust Division of the Department of Justice (the “Antitrust Division”) and certain waiting period requirements have been satisfied. We have concluded that the notification requirements of the HSR Act will not apply to our proposed acquisition of QMT and AFT. However, if the FTC or Antitrust Division challenges the conclusions of our analysis, we may be required to file a remediating notification regarding the Acquisitions. The filing of such remediating notifications, if required by the FTC or Antitrust Division, could subject the Company to fines and/or other regulatory actions, and/or delay the prospective closings of the Acquisitions. At any time before or after the AFT Acquisition or QMT Acquisition, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the AFT Acquisition, QMT Acquisition or seeking the divestiture of AFT or QMT or the divestiture of substantial assets of ARC or its subsidiaries or of AFT or QMT or their subsidiaries. Any such action by the FTC or Antitrust Division could have a material and adverse effect on our Company and/or cause the termination of our Acquisition plans.

State government review could slow or prevent the Acquisitions.

The Acquisitions may be reviewed by the attorneys general in the various states in which we, AFT and QMT operate. These authorities may claim that there is authority, under the applicable state and federal antitrust laws and regulations, to investigate and/or disapprove of the AFT Acquisition and/or QMT Acquisition under the circumstances and based upon the review set forth in applicable state laws and regulations. We cannot assure you that one or more state attorneys general will not attempt to file an antitrust action to challenge the AFT Acquisition or QMT Acquisition.

Private litigation may slow or prevent the Acquisitions.

Private parties also may seek to take legal action under the antitrust laws in some circumstances.

The Inability of the Company to satisfy National Securities Exchange listing requirements could impair the closing of the Acquisitions and could adversely affect trading of Company shares Common Stock and the publicly quoted price of the shares.

The closing of the Acquisitions could be delayed if NASDAQ requires ARC to submit a new application for listing on the NASDAQ National Market in connection with the closings of the Acquisition Agreements. The QMT Acquisition Agreement contains a closing condition under which ARC must satisfy the listing requirements of a national securities exchange and qualify for trading of securities prior to closing the QMT Acquisition. Although the management of ARC believes that the Company would satisfy the listing application requirements of NASDAQ, there is also a risk that ARC would not qualify or satisfy the listing requirements for NASDAQ if ARC is required to file a new listing application. The Company may determine to file a new listing application with the American Stock Exchange (the “AMEX”) if it does not qualify for listing on NASDAQ or if the Company determines to seek another national securities trading platform other than NASDAQ. If the Company is unable to satisfy new listing application requirements on NASDAQ or is denied continued listing, or if the Company is unable to obtain approval for listing on the AMEX, the Company expects that its securities would trade on the over-the-counter bulletin board unless and until such time as the Company qualifies for listing on a national securities exchange. If the Company is not able to satisfy the national securities listing requirement it may not be able to close the QMT Acquisition, unless the national securities listing requirement closing condition is waived. Any denial of continued trading of the Company’s securities on NASDAQ, or alternatively on AMEX, could adversely affect the ability of shareholders to trade, sell or margin their shares of the Company and could adversely affect the publicly quoted share prices of the Company’s securities.

Risks Particular to AFT

AFT is vulnerable to changes made by its suppliers.

AFT buys metal powders from a number of different sources, however any particular grade of powder is typically single sourced to reduce variability in the material. Consolidation in the supplier base could negatively impact availability of certain grades of powders.

AFT has particularly concentrated customers.

Approximately 60% of AFT’s U.S. sales and 85% of AFTE’s sales are attributable to its 5 largest customers, with one customer in the U.S. and Europe comprising more than 20% of total sales. Management has been making concerted efforts to diversify AFT’s customer base. The five largest customers of AFT include Black & Decker, Inc., CompX Security Products Inc., Smith & Wesson Corp., and Sturm, Ruger & Co., Poslovni System Cimos.

AFT’s customers have indicated that they are all under significant pressure to cut prices, which may adversely affect orders made to AFT in the future.

Pricing pressure experienced by a significant AFT customer could adversely affect AFT’s prospective profitability. Customers of AFT have indicated that certain purchases may decline in the long term which could adversely affect the business of AFT and our Company in the future.

Short term shortages of raw materials might adversely affect AFT.

For the last several years there has been a shortage worldwide of capacity for certain metal powders resulting in MIM manufacturers being on restricted allocation of those materials (based on historical usage levels). This may adversely affect the ability to grow the business if the alloy required for an application is one of these powders currently on allocation. However, several major metal powder manufacturers have announced significant expansion plans that should eliminate these restrictions over the next few years.

AFT may be adversely impacted by regulations related to the production of firearms.

AFT focuses on six market segments including the production of firearms.  AFT has manufactured gun components for many industry leaders across North America for more than 20 years. Over the years, AFT has produced hundreds of turnkey revolver, pistol and long gun parts for leading gun companies, including Smith and Wesson and Sturm Ruger. Currently, the firearms market segment makes up roughly 45% of total sales of AFT and is a focus area for AFT.  The recent increase in revenues witnessed by AFT was largely driven by both increased demand across most market segments as the economy strengthened and significant new business awarded to AFT by the firearms segment of the business as this segment of the market continued its robust growth. Any increase in federal or state regulations of the firearms industry may reduce the demand for firearms resulting in a reduction in overall sales of firearms by AFT.

AFT may be adversely affected by environmental regulations in the future, some of which may be difficult to predict.

There are no current permitting requirements for AFT at any governmental level, however changes in environmental regulations could change that. In particular, nickel powder (utilized in certain alloys produced) has been identified as a potential carcinogen. Personal protective equipment is utilized by the personnel of AFT in all processes in which nickel powder may become airborne to prevent inhalation. In addition, once the powder is formulated into feedstocks it can no longer become airborne. However, there is the possibility that AFT could become subject to legal liability and/or financial responsibility if any environmental harm is attributed to AFT.

AFT utilizes equipment in its manufacturing process which is potentially dangerous.

AFT utilizes a hydrogen gas atmosphere in its sintering process. AFT has a large liquid hydrogen storage tank on site which is owned and maintained by its gas supplier. The gas is explosive and flammable if exposed to oxygen. AFT’s processes are designed to preclude exposure to oxygen in the sintering furnaces by first eliminating any remaining ambient atmosphere by flooding the furnace with inert argon gas prior to introduction of hydrogen. AFT’s equipment has redundant control and alarm systems to detect hydrogen leaks and shut down all gas flows should a leak or equipment malfunction be detected.

The movement of production to offshore locations could have an adverse effect on AFT’s sales.

AFT’s sales could be negatively affected by decisions by major customers to move production of devices offshore – although historically this has not occurred because of the difficulty to manufacture many of the products AFT provides to those customers. To date, when manufacture has been moved, AFT has continued to ship product into those low cost countries where product assembly has been relocated.

AFT’s profits could be adversely affected by increases in commodity prices.

The prices of metal powders, especially nickel and chrome, are driven by pricing on world commodity markets. Significant increases in prices of metal powders may negatively affect AFT profitability if those increases cannot be passed along to customers due to market conditions. Decisions made by major mining companies as to increasing or reducing capacities for mining and refinement of these metals could also significantly affect supplies.

Risks Particular to FloMet

Of the QMT Group, FloMet has particularly concentrated customers.

Approximately 62% of FloMet’s sales are to its 5 largest customers, with no one customer comprising more than 20% of total sales. FloMet is focusing on customer diversification.

One of FloMet’s most significant customers have indicated that they are under significant pressure to cut prices, which may adversely impact orders made to FloMet.

Pricing pressure experienced by a significant FloMet customer could adversely impact FloMet’s profitability. A significant customer of FloMet has indicated that certain purchases will likely decline in the long term. This customer has informed FloMet that they are moving forward with plans to in-source more of their product into a captive MIM manufacturing facility. They have moved one of their product lines in-house, resulting in a loss of this business for FloMet, and have indicated that they may discontinue another product line, although they have no near-term plans to do so.

FloMet is vulnerable to changes made by its suppliers.

FloMet buys metal powders from a number of different sources, however any particular grade of powder is typically single sourced to reduce variability in the material. Consolidation in the supplier base could negatively impact availability of certain grades of powders.

Short term shortages of raw materials may adversely impact FloMet.

For the last several years there has been a shortage worldwide of capacity for certain metal powders resulting in MIM manufacturers being on restricted allocation of those materials (based on historical usage levels). This may adversely impact the ability to grow the business if the alloy required for an application is one of these powders currently on allocation. However, several major metal powder manufacturers have announced significant expansion plans that should eliminate these restrictions over the next few years.

FloMet may be negatively impacted by environmental regulations in the future, some of which may be difficult to predict.

There are no current permitting requirements for FloMet at any governmental level – however changes in environmental regulations could change that. In particular, nickel powder (utilized in certain alloys produced) has been identified as a potential carcinogen. Personal protective equipment is utilized by the personnel of FloMet in all processes in which nickel powder may become airborne to prevent inhalation. In addition, once the powder is formulated into feedstocks it can no longer become airborne. However, there is the possibility that FloMet could become subject to legal liability and/or financial responsibility if any environmental harm is attributed to FloMet.

FloMet utilizes equipment in its manufacturing process which is potentially dangerous.

FloMet utilizes a hydrogen gas atmosphere in its sintering process. FloMet has a large liquid hydrogen storage tank on site which is owned and maintained by its gas supplier. The gas is explosive and flammable if exposed to oxygen. FloMet’s processes are designed to preclude exposure to oxygen in the sintering furnaces by first eliminating any remaining ambient atmosphere by flooding the furnace with inert argon gas prior to introduction of hydrogen. FloMet’s equipment has redundant control and alarm systems to detect hydrogen leaks and shut down all gas flows should a leak or equipment malfunction be detected.

FloMet could be adversely impacted by changes in the regulation of single use medical devices.

FloMet’s primary market segment is medical devices. Currently most of those applications are single-use devices, discarded after use on a patient to eliminate the potential for infections due to incomplete sterilization. FloMet is not aware of any pending governmental plans to approve the reuse of these single use devices, but new sterilization techniques could be developed that would make reuse a possibility –significantly reducing the market size for these devices.

There are certain contingencies in which FloMet could lose the use of its manufacturing facility.

FloMet leases the land on which its building is located from the City of DeLand. The site is part of a former Naval Air Base. There is a provision in the agreement that deeded the land to the city that the federal government could reclaim the land in certain cases of national emergency, although this is an extremely remote possibility.

FloMet’s sales of products for the medical industry could be adversely affected by new federal regulation.

Demand for FloMet’s products by the medical industry could be adversely affected by provisions of the Patient Protection and Affordable Care Act scheduled to take effect in 2014. Included in this Act are provisions for taxes on medical devices that may negatively impact FloMet’s medical device customers profitability and ability to market certain of their products. Additionally, certain elective medical procedures for which devices utilizing FloMet-manufactured components may be restricted by provisions of this Act.

The movement of production to offshore locations could have an adverse impact on FloMet’s sales.

FloMet’s sales could be negatively impacted by decisions by major customers to move production of devices offshore – although historically this has not occurred because of the difficulty to manufacture many of the products FloMet provides to those customers. To date, when manufacture has been moved, FloMet has continued to ship product into those low cost countries where product assembly has been relocated.

FloMet’s profits could be adversely impacted by increases in commodity prices.

The prices of metal powders, especially nickel and chrome, are driven by pricing on world commodity markets. Significant increases in prices of metal powders may negatively impact FloMet profitability if those increases cannot be passed along to customers due to market conditions. Decisions made by major mining companies as to increasing or reducing capacities for mining and refinement of these metals could also significantly affect supplies.

Risks Particular to Tekna Seal

Changes to the hermetic sealing business could have an adverse impact on Tekna Seal.

Hermetic seals are just part of the package for a customer’s device and are often considered an overly expensive component that the customer would like to eliminate, but can’t due to performance, reliability, environmental, or regulatory constraints. For that reason, customers are continually trying to re-design their products to eliminate the need for hermetic seals or use alternate technologies that are “good enough”. In the consumer electronics and automotive areas they have been largely successful, but in the highest performance and highest reliability markets, true hermetic seals are still required. However, changes in the market could adversely impact Tekna Seal’s profitability.

New technology could render Tekna Seal’s products irrelevant to certain customers.

Technological advances such as “package-on-chip” technology can eliminate the need for a separate hermetic package for electronic devices. This will probably be a real factor in the market for standard electronic packages and custom electro-optical packages, but the current Tekna Seal market base requires physical interaction between the item being packaged and some attribute of the outside world (such as pressure) that will make package-on- chip much more difficult for this type of device.

Availability of materials could disrupt Tekna Seal’s business model.

All of Tekna Seal’s products use relatively common, off-the- shelf, materials, but some, such as platinum and gold, are getting expensive enough to potentially make some projects economically not viable. This is a potential problem for Tekna Seal, however, Tekna Seal’s ability to work with a wider variety of materials may allow the company to turn it into an advantage by helping potential customers design around the material limitations.

Changes in environment regulations in the future may require Tekna Seal to change the materials it uses in its products, with results that are difficult to predict.

All of Tekna Seal’s products are made primarily of non-hazardous materials (stainless steel, nickel, glass, ceramic, etc.) and all of the production processes used to make them are free of hazardous materials. The only exceptions are the solder tinning and electro-plating on the pins specified by some customers. If a customer specifies tin/lead tinning on the pins, that is what Tekna Seal supplies; if lead is prohibited in the future, Tekna Seal plans to supply the alternative material specified by the customers. Tekna Seal subcontracts the electro-plating operations to outside suppliers; it is assumed that future environmental regulations will be fairly applied to all electroplaters equally so Tekna Seal will not be at a competitive disadvantage if costs go up or materials become un-available, however, such predictions cannot be made with certainty.

Tekna Seal may be exposed to product liability suits should its products not work as intended.

Product Liability – Tekna Seal is a custom manufacturer that primarily manufactures hermetic assemblies designed by the customers with performance specifications dictated by the customers. Tekna Seal makes no claim that any given hermetic assembly is suitable for use in aircraft, medical implants, or any other application intended by the customer; it is the customers’ responsibility to design a hermetic assembly suitable for their application. The company has never been threatened with a product liability suit, but that is no guarantee for the future.

A sustained economic downturn could have a negative impact on Tekna Seal’s results of operations.

Economic recession can reduce the demand for all products and services, including air travel and the demand for new aircraft, however, Tekna Seal’s diversified customer base seems to mitigate the effects of economic fluctuations. The recent growth curve for Tekna Seal began with the downturn in the economy in late 2008 and has continued to date, however, Tekna Seal’s growth could be harmed by further downturn.

Tekna Seal faces downward pricing pressure, which may reduce profits.

Tekna Seal manufactures premium products at a premium price; customers and potential customers are continually looking for lower cost suppliers, considering off-shore manufacturing, or bringing operations in-house. Tekna Seal will endeavor to maintain its technological and performance advantages, but motivated competitors have caught-up in the past, and may do so in the future.

Risks Particular to GF&F

Economic downturn could adversely impact GF&F.

GF&F, like most suppliers of components for capital equipment/projects is susceptible to general economic trends. A return to recession would result in reduced demand for new capital equipment which could adversely impact revenues.

An increase in economic activities which require steel could adversely impact GF&F.

Significant increases in global demand for steel could negatively impact GF&F in terms of both increases in prices of purchased forgings and constraints on the availability of steel used in the manufacture of forged flanges.

Political change and instability may adversely impact GF&F’s ability to acquire raw materials.

GF&F purchases a significant portion of its forgings and flanges from suppliers in India and South Korea. Political instability in these areas could negatively impact the company’s ability to secure uninterrupted supplies of materials. Prices of forgings purchased from India may also be negatively impacted by changes in governmental policies regarding exports.

Changes in GF&F’s management could negatively impact GF&F’s ability to operate.

GF&F has a small management team, including a President who is 68 years old. While GF&F has developed a succession plan, changes in management could have significant adverse impact on GF&F’s operations.

GF&F could be forced to change the location of its manufacturing, which could cause disruption and unpredictable changes to its operations.

GF&F’s manufacturing facility is leased from its owner and the entire complex has been for sale. GF&F could need to be relocated should there be issues with new owners. GF&F’s lease expires in 2012, but a new lease is currently under negotiation.

GF&F could face increased competition from China and other low cost countries.

GF&F could face increased competition with flanges from low cost countries like China. GF&F believes that the current risk of such competition is low, as this strategy has been tried in past with resulting product failures. The result was a tightening of regulations and specifications in the United States to exclude Chinese sourced steel bar for forgings and/or flanges for these applications. Attempts at foreign competition could succeed in the future, however, and this could have an adverse impact on GF&F.

GF&F, like other QMT Group, has a small number of customers who dominate sales; should any of these customers cease to operate, GF&F could be adversely impacted.

GF&F’s five largest customers comprise approximately 41% of total sales. These customers are not concentrated in any one market segment. GF&F is focusing on increasing its customer base, including engaging in a telephone sales program and attending industry conventions as well as developing an enhanced company website. There can be no assurance or guaranty that GF&F will be successful with respect to its new sales and marketing endeavors.

GF&F’s competitors shape the price for flanges.

Larger manufacturers/distributors of flanges are price leaders in the domestic flange markets. GF&F has limited ability to raise prices on commodity-type flanges unless those larger competitors lead price increases.

Risks Particular to TubeFit

The price of steel impacts TubeFit’s profits.

Pricing and availability of steel in the world market has a large impact on pricing of these products at the manufacturer level. TubeFit’s margins may be negatively impacted by price increases by its suppliers that it is unable to pass along immediately to its customers because of competitive decisions by its larger competitors in its market areas.

Shortages in steel may adversely impact TubeFit’s ability to operate.

During certain times, shortages of quality steel bar may adversely impact the manufacturers, resulting in supply shortages at the distributor level. TubeFit is attempting to establish multiple vendor relationships to mitigate this risk factor.

TubeFit could be adversely impacted by targeted competition.

Because it is a small start-up, TubeFit could be negatively impacted should a larger competitor decide to specifically target it from a competitive basis. However, management considers this to be unlikely because the overall market in the area is growing substantially because of the growth in the energy markets where many of the products are used.

Political change and instability may adversely impact TubeFit’s ability to acquire raw materials.

Suppliers of fittings and flanges are primarily located in India and South Korea. Political instability either internal to those countries or external threats from unstable neighboring countries could adversely impact the ability of those suppliers to maintain normal supplies. Domestic policy changes in India under consideration could negatively impact pricing of components purchased from manufacturers in that country which could have near-term negative impacts on margins.

Changes in the global economy could adversely impact TubeFit.

A significant slowdown in the global economy that also adversely impacts domestic demand for energy sources could reduce overall demand for TubeFit’s products.

TubeFit has only recently commenced its involvement in the metal component fabrication industry. The uncertainty and costs associated with our support of the growth and development of TubeFit in the metal component fabrication industry and its continued integration into QMT could adversely affect our overall results of operations.

TubeFit was formed on November 1, 2011. TubeFit has had limited involvement in the metal component fabrication industry. In addition, although we believe the management and personnel for TubeFit are experienced in the metal component fabrication industry, we cannot assure you that we will be able to successfully grow, develop and integrate TubeFit as a meaningful contributor into the overall QMT business. In particular, the significant risks associated with TubeFit regarding its recent involvement in the metal component fabrication industry include the following:

•	our ability to attract new customers to TubeFit and retain existing customers;
•	diversion of management’s time and focus from operating our business to address TubeFit integration challenges;
•	cultural and logistical challenges associated with integrating new TubeFit employees;
•	our ability to integrate the combined products, services and technology with TubeFit;
•	the integration and migration to TubeFit of the QMT technology platforms;
•	our ability to cross-sell TubeFit products to new and existing clients;
•	our ability to realize expected synergies with TubeFit;

•	the need to implement into TubeFit internal controls, procedures and policies appropriate for the public company, including, but not limited to, processes required for the effective and timely reporting of the financial condition and results of operations of the newly acquired business, both for historical periods prior to the acquisition and on a forward-looking basis following the acquisition;
•	possible write-offs or impairment charges that result from TubeFit;
•	unanticipated or unknown liabilities that may arise in connection with the TubeFit businesses;
•	the need to fully integrate the QMT accounting, management information, human resources, and other administrative systems to permit effective management at TubeFit; and
•	any change in one of the many complex federal or state laws or regulations that govern any aspect of the financial or business operations of TubeFit, and the interface of the businesses with QMT as a whole.

If the actual outcomes of one or more of the risks discussed above are detrimental to TubeFit, our overall business could be adversely affected.

Risks Particular to ARC

A material disruption at any of manufacturing facilities operated by ARC could adversely affect our ability to generate sales and meet customer demand.

If operations at the manufacturing facilities operated by ARC were to be disrupted as a result of significant equipment failures, natural disasters, power outages, fires, explosions, terrorism, adverse weather conditions, labor disputes or other reasons, our financial performance could be adversely affected as a result of our inability to meet customer demand for our products. Interruptions in production could increase the cost of our sales. Any interruption in production capability could require us to make substantial capital expenditures to remedy the situation, which could negatively affect our profitability and financial condition. We will maintain property damage insurance which we believe to be adequate to provide for reconstruction of facilities and equipment, as well as business interruption insurance to mitigate losses resulting from any production interruption or shutdown caused by an insured loss. However, any recovery under our insurance policies may not offset the lost sales or increased costs that may be experienced during the disruption of operations, which could adversely affect our business, financial condition and results of operations.

INFORMATION ABOUT THE QMT ACQUISITION

QMT Transaction Structure

On April 6, 2012, ARC entered into the QMT Acquisition Agreement with the QMT Sellers in which ARC will acquire all of the Membership Interests from the QMT Sellers. Under the terms of the QMT Acquisition Agreement, at the closing, we will, in exchange for all of the issued and outstanding Membership Interests of QMT, issue an aggregate of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), consisting of 5,808,066 shares of Common Stock to be issued in the aggregate to two wholly-owned subsidiaries of Quadrant, QMP and QTS (equal to 2,978,495 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), and a total of 2,049,831 shares of Common Stock to be issued to the Non-Controlling QMT Investors (equal to 1,051,195 shares after giving effect to the proposed 1:1.95 Reverse Stock Split).

The QMT purchase price is approximately $31,432,000, to be paid through the issuance of ARC common stock. The financial analyses contained in the fairness opinion prepared by Aranca (as described below), and attached hereto as Exhibit F, provides significantly higher values for QMT: under Public Company Trading Analysis ($59 to $65 million); under Discount Cash Flow ($56 to 64 million); and under Equity Value ($53 to $61 million and $48 to $55 million, as adjusted). The difference between the acquisition price of QMT and the independent valuation is attributable to the vigorous negotiation by the Special Committee on behalf of the disinterested public ARC shareholders. The Special Committee strongly believed, and Quadrant ultimately conceded, that first priority should be given to the protection of the interests of the disinterested ARC shareholders.

Simultaneously with the closing of the QMT Acquisition, Carret P.T., LP, an affiliate of Brean Murray Carret Group, Inc., will purchase from ARC 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, ARC’s Chairman, Mr. Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. The remaining twenty-six percent (26%) of QMT is owned by the Non-Controlling QMT Investors. QMT owns 95.64% of the membership interests of FloMet LLC, 93.78% of the membership interests of Tekna Seal LLC, 90% of the membership interests of General Flange & Forge LLC and 90.0% of the membership interests of TubeFit LLC.

Accounting Treatment

The QMT Acquisition is being accounted for as a “reverse acquisition,” and QMT is deemed to be the accounting acquirer in the acquisition. The financial statements of QMT are presented as the continuing accounting entity. The equity section of the balance sheet and earnings per share of QMT are retroactively restated to reflect the effect of the terms of the QMT Acquisition Agreement.

Background to the QMT Acquisition

In October 2011, Jason Young, ARC’s Chairman, initiated discussions with Robert Marten, President of QMT, regarding a potential transaction between QMT and ARC.  Mr. Marten and Mr. Young spoke on a serial basis on the telephone regarding a potential transaction throughout the month of October.  Mr. Young indicated that ARC is continuously evaluating potential acquisition targets that could provide ARC a strong combined foundation for organic growth and/or establish strong platforms to provide scale and revenue diversity. In that regard, Mr. Young discussed with Mr. Marten the possibility of QMT being a potential acquisition target for ARC; as the Managing Director of Quadrant, the largest single interest holder of QMT, Mr. Young was already familiar with the business, operations and management of QMT and its subsidiaries. They discussed the benefits of combining the businesses, in particular how QMT could potentially be a value-creating acquisition adding growth platforms to provide ARC with the scale and revenue diversity it has been seeking for the past several years. Furthermore, Mr. Marten discussed with Mr. Young potentially combining the two businesses of AFT and QMT under the ARC public umbrella. Mr. Marten further discussed how QMT and AFT were both leading players in their key markets and offered attractive synergies, including cross fertilization of product/customer applications, expanded R&D capabilities, and operational synergies, among others. In light of a number of strategic advantages expected from the proposed combination of ARC, QMT and AFT, Mr. Young requested that Mr. Deinard conduct preliminary analysis on combined QMT and AFT acquisitions.

Mr. Marten continued the discussions in November 2011 regarding the possible acquisition of QMT by ARC and suggested to Mr. Young that ARC simultaneously purchase AFT together with QMT.  AFT is a leading manufacturer of precision, miniature Metal Injection Molding (“MIM”) components and a direct competitor of FloMet, one of the QMT Group companies. Due to the competing nature of the two businesses, FloMet routinely competes with AFT for new business and often finds them as a competing bidder on customer quotes. As the CEO and President of FloMet, Mr. Marten is very familiar with AFT and its MIM operations.

Mr. Young requested that Mr. Deinard conduct preliminary analysis on possible combined QMT and AFT acquisitions.  After a favorable preliminary assessment, Mr. Young negotiated a non-binding letter of intent between QMT and AFT that was signed on November 22, 2011. ARC and QMT subsequently negotiated and executed a non-binding term sheet and QMT assigned its non-binding rights under the AFT letter of intent to ARC.

The material terms of the non-binding letter of intent signed on November 22, 2011 between QMT and Precision Castparts Corp. (“PCC”), included the following:

QMT proposed to acquire 100% of the stock of AFT, a Colorado corporation, from PCC, which would have divested its Thixoforming division prior to the closing of the acquisition, and 100% of the assets of AFT-Europe (collectively, the “Business”), free and clear of any liens, charges, restrictions or encumbrances.

The purchase price for the Business would be $43 million (the “Purchase Price”) to be paid as follows: $25.4 million of the Purchase Price to be paid in cash from existing QMT resources, not subject to financing contingencies; and $17.6 million of the Purchase Price would be in the form of subordinated convertible note (the “Convertible Note”) of ARC. At closing PCC would make an election pursuant to Section 338(h)(10) of the Internal Revenue Code with respect to sale of the stock which would result in $16 million of goodwill as well as an additional $1.2 million in machinery & equipment book value as of closing of the acquisition.

The closing of the acquisition of the Business would be concurrent with the acquisitions of QMT and its current subsidiaries (FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC, and TubeFit LLC) into ARC.

The terms for the Convertible Note would be the following: Maturity date on the fifth anniversary of the date of issuance (subject to acceleration on certain events), interest would be at a rate equivalent to 5-year U.S. T-bill Rates, to be reset on each annual anniversary from the date of issuance. Interest would be paid quarterly in cash in arrears. No dividends would be paid on ARC common stock or preferred stock nor any share repurchases be made while any principal or interest on the Convertible Note remains outstanding. The Convertible Note would be subject to acceleration of repayment in the case of certain events.

The Convertible Note would be subordinated to (i) the first priority security interest on assets of credit line creditor securing indebtedness outstanding and (ii) the security interest on assets of any commercial bank, provided that the additional indebtedness (net of cash), at the time it is incurred, does not cause the total indebtedness (net of cash) to ARC’s secured lenders, excluding PCC’s Convertible Note, to exceed three times the trailing, adjusted, pro-forma 12 months EBITDA of ARC.

At any time prior to the Maturity Date, the outstanding principal balance and accrued but unpaid interest, if any, of the Convertible Note may be converted into common stock of ARC (“Common Stock”) under certain conditions.

Conditions to closing provided that a definitive proposal would not be subject to material conditions or contingencies beyond the completion of the following: (i) confirmatory due diligence, including calls or visits with the top customers; (ii) QMT being satisfied that AFT’s major customers and suppliers would continue to trade with QMT/ARC on substantially the same terms as currently, following an acquisition; and (iii) no material adverse change in AFT’s business.

The consummation of any transaction would be conditioned upon QMT and ARC having received approvals from their boards, as well as any regulatory, government or other approvals which would be necessary or desirable.

The letter of intent included confidentiality provisions and exclusivity provision whereby QMT would have exclusive rights to complete negotiation of the proposed transaction for the period of 60 days from the date of the execution of this letter, so long as QMT negotiated in good faith to expeditiously execute a definitive agreement in accordance with the terms of the letter. The letter of intent was non-binding, except for the provisions regarding confidentiality and exclusivity.

The preliminary terms of the Purchase Agreement, Convertible Note and the other ancillary documents were negotiated from November 2011 to April 2012 between officers and designated employees of ARC and PCC and their respective counsel, who negotiated on behalf of their respective clients. Over the course of those several months, the officers of ARC and authorized employees of PCC also engaged in discussions on the commercial terms to be included in the Purchase Agreement, Convertible Note and the ancillary documents.

PCC desired to include a traditional working capital adjustment in which the working capital of AFT, excluding the Thixoforming Division, and the Acquired Operation on the day of closing is compared to the working capital on the date of the balance sheet. ARC proposed a working capital adjustment based on the ratio of net working capital to net sales of AFT, excluding the Thixoforming Division, and the Acquired Operation for the 12 month period immediately preceding the closing. The purchase price would be adjusted higher or lower based on whether it is higher or lower than a specified percentage. PCC agreed to the ratio approach to the working capital adjustment and the parties subsequently agreed to 25% as the percentage threshold.

PCC originally requested that the sale of AFTE be an asset sale. However, the parties agreed that in order to reduce the potential assumption of closing tax liabilities by ARC, the transaction would be structured as a sale of the stock of AFT SPV, following the transfer of all of the assets of the Acquired Operation to AFT SPV.

During the course of the negotiations, PCC agreed to adjust the scope of certain of the representations and warranties in the Purchase Agreement. At the request of ARC, PCC and AFTE agreed to represent and warrant that, to their knowledge, there are no product liability claims relating to any products of PCC and the Acquired Operation. ARC requested that the PCC and AFTE clarify the representations regarding the operating condition of the real and personal property. PCC also agreed to provide a representation that the Acquired Operations have been operated in material compliance with applicable environmental laws and that all applicable permits will be in full force and effect at closing.

There was extensive negotiations and discussions regarding whether the representations and warranties would be true and accurate at signing as well as closing, with the parties agreeing that they would be true and accurate at both dates. The parties also negotiated who would pay for the transfer taxes, which shall be shared equally by the parties, and the treatment of the product liability claims and the thresholds and coverage of the indemnities.

ARC requested and PCC agreed to include a volume limitation in the Convertible Note so that PCC may not sell any Common Stock on the exchange or market if this sale would exceed more than 10% of the aggregate trading volume of the trading day immediately preceding the sale date. Further, if PCC sells the Common Stock issued upon conversion of the AFT Convertible Note within five business days of its issuance, PCC shall pay to ARC the amount, if any, by which the sale proceeds of the Common Stock (the "Sale Proceeds") exceed the corresponding principal and interest of the AFT Convertible Note that PCC converted into Common Stock (the "Note Proceeds"). PCC agreed to ARC's request that ARC may pay PCC to the extent the Note Proceeds exceed the Sale Proceeds by increasing the principal of the AFT Convertible Note on a dollar-for-dollar basis.

The material terms of the non-binding term sheet between ARC and QMT included the following (some of terms originally contemplated in the term sheet were revised during the course of negotiations of the definitive documentation):

For ARC to acquire 100% of the outstanding equity securities of QMT in exchange for newly issued common stock (the “Common Stock”) of ARC (the “Transaction”) and for QMT to become a direct subsidiary of ARC, and each of QMT’s direct subsidiaries, FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC and TubeFit LLC (collectively with QMT, “QMT”), to become indirect subsidiaries of ARC.

The aggregate value of consideration to be provided by ARC to the QMT Members (the “Base Price”) in the Transaction would be determined in negotiation between a Special Committee of the Board of Directors of ARC (the “Special Committee”) and the QMT Members following completion by the Special Committee of due diligence on QMT, including, without limitation, the receipt of an independent professional valuation of QMT.

At the closing of the Transaction (the “Closing”), for all of the outstanding membership interests of QMT to be exchanged for a number of shares (the “Exchange Shares”) of Common Stock equal to (i) the Base Price divided by (ii) $4.00 (the “Exchange Price”). Notwithstanding the foregoing, if the Exchange Shares have an aggregate Closing Value (defined below) greater than a specific price per share (the “Cap Price”) to be agreed upon by the Special Committee and QMT, then the Exchange Price would be increased to equal the Cap Price. For purposes of the Term Sheet, the “Closing Value” would be defined to mean the average closing price per share of the common stock for the 10-day period ending 5 days prior to the Closing.

The Closing of the Transaction would be subject to customary closing conditions, and the following special closing conditions which could not be waived by ARC, other than by action of the Special Committee:

•	Regulatory approvals including Hart-Scott-Rodino (HSR) approval, if required;

•	Approval of the Transaction by a majority of the ARC shares held by the disinterested shareholders entitled to vote thereon and present in person or by proxy;

•	Completion by ARC of the acquisition of 100% of the stock of Advanced Forming Technology, Inc. and 100% of the assets of AFT-Europe (collectively, “AFT”); and

•	Amendment of the Financial Advisory Agreement, dated as of January 23, 2009, between Quadrant Management, Inc. and ARC on terms reasonably acceptable to the parties, including the Special Committee .

The ARC-QMT Term Sheet also addressed fiduciary matters, whereby ARC would not be restricted from soliciting or engaging in discussions regarding alternative proposals prior to the Closing; and ARC, acting through its Special Committee, would have the right to change its recommendation to the ARC shareholders and/or terminate the Transaction if it determined that a recommendation change is required by its fiduciary duties as a result of the receipt of a “Superior Proposal” or otherwise. The governing law of the Term Sheet was agreed to be the laws of New York.

The ARC-QMT Term Sheet included provisions that the Company would use commercially reasonable efforts to cause a registration statement covering the resale of the Exchange Shares to be filed and declared effective by the Securities and Exchange Commission as soon as reasonably practicable; and the Company would use commercially reasonable efforts to maintain the effectiveness of such registration statement until such time as the Exchange Shares may be sold without restriction under Rule 144 promulgated under the Securities Act of 1933, as amended, or otherwise.

Key executives of QMT would continue their respective employment agreements and noncompetition agreements with QMT and not enter into new employment agreements, subject to further discussion among the parties.

The Term Sheet provided that the Definitive Agreement would contain covenants, representations and warranties of QMT and the QMT Members (collectively, the “Sellers”) customary for transactions of this nature and that the parties would maintain confidentiality regarding the transaction until the definitive agreement was signed (the “Confidentiality Provision”) and that the parties would each pay for their own respective costs and expenses (the “Expenses Provision”).

Prior to the Closing, the Sellers would cause QMT and each of its subsidiaries to maintain their respective assets and capital and operate their respective businesses only in the ordinary course of business.

The QMT Members agreed to indemnify ARC for losses arising from breaches of representations, warranties and covenants included in the Definitive Agreement. Other than in circumstances of fraud and intentional misrepresentation or for breaches of covenants and fundamental warranties, the Sellers’ collective liability would be limited to the Base Price.

ARC would file a proxy statement with the SEC whereby ARC would seek consent of its shareholders for (i) the increase in authorized capital; (ii) change of corporate name to Arc Consolidated, Inc. (subsequently revised to ARC Group Worldwide Inc.); (iii) approval of the QMT acquisition; and (iv) approval of the AFT acquisition.

QMT and QMT Members would not entertain, solicit or encourage any inquiry or proposal from any third party concerning the acquisition of all or a substantial portion of the business or equity securities of QMT; and

Mutual acknowledgement that the Term Sheet did not contain all matters upon which an agreement must be reached in order for the Transaction to be consummated, and, that except with respect to the provisions for “Confidentiality,” “Expenses,” and “Governing Law,” the Term Sheet would not be binding nor would it create any obligation, fiduciary relationship or joint venture between the parties.

The preliminary terms regarding the Term Sheet were negotiated in the context of the discussions and negotiations between Messrs. Marten and Young.

The definitive terms of Agreement between QMT and ARC were negotiated over the course of several months between counsel of ARC and special counsel to the Special Committee, together with direct discussions on business points between officers of ARC and members of the Special Committee. The main points of negotiation included the scope of representations and warranties, the extent of covenants to be performed by QMT, the nature of amendments and waivers to be provided by Quadrant with respect to its contractual agreements with ARC, the scope of the Superior Offer rights of ARC, subject to review and consent of the Special Committee, the valuation and purchase price terms and conditions for issuance of ARC shares in exchange for acquiring QMT, closing condition requirements, and the coverage, operation and limitations of the indemnification provisions.

Mr. Young and Mr. Deinard informally discussed the possible combined acquisition of QMT and AFT with members of the Board of Directors in December 2011. The rationale for the combined acquisition was based upon providing a strong combined foundation for organic growth in a developing global industrial sector and establishing several strong platforms to provide scale and revenue diversity. In the course of discussions with the Board, Messrs. Young and Deinard covered many of the same issues which had been discussed with Mr. Marten regarding a potential transaction between QMT and ARC related to the course of ARC continuously evaluating potential acquisition targets that could provide ARC a strong combined foundation for organic growth and/or establish strong platforms to provide scale and revenue diversity. Messrs. Young and Deinard discussed the possibility of QMT being a potential acquisition target for ARC and disclosed to the Board; as Managing Directors of Quadrant, the largest single interest holder of QMT, Messrs. Young and Deinard were already familiar with the business, operations and management of QMT and its subsidiaries. They discussed the benefits of combining the businesses, in particular how QMT could potentially be a value-creating acquisition adding growth platforms to provide ARC with the scale and revenue diversity it has been seeking for the past several years. Messrs. Young and Deinard disclosed Mr. Marten’s proposal to potentially combine the two businesses of AFT and QMT under the ARC public umbrella, and conveyed to the Board Mr. Marten’s observations regarding how QMT and AFT were both leading players in their respective key markets and offered attractive synergies, including cross fertilization of product/customer applications, expanded R&D capabilities, and operational synergies, among others. Messrs. Young and Deinard discussed with the Board their preliminary due diligence assessment and analysis regarding undertaking the combined QMT and AFT Acquisitions.

Due to the affiliated control relationships of Quadrant with respect to ARC and QMT, our Board of Directors appointed the Special Committee in January 2012, consisting of two disinterested ARC directors, formed to represent the interests of the disinterested shareholders of ARC.  The disinterested directors serving on the Special Committee are Jonathan Bernstein and Lynn Wunderman.  Subsequent to the date of formation of the Special Committee in January 2012, Mr. Jerrold Abrahams was appointed as an additional independent director to the Board of ARC but he did not join the Special Committee.

The Special Committee interviewed several law firms to serve as independent counsel before selecting its own special legal counsel, at its sole determination, on the basis of qualifications, experience and fee estimates. The Special Committee also interviewed several financial advisers before selecting Aranca.  The Special Committee also engaged a financial consultant, Piton Advisors, LLC, based in New York City, to assist in analyzing various aspects of the proposed transactions. The New York City office of the law firm of Garvey Schubert Barer was engaged as independent legal counsel to the Special Committee of the Board of Directors.

The Special Committee was granted a broad mandate of authority to independently critically review, negotiate at arm’s length, and evaluate the acquisition of QMT, as well as to explore alternatives.  The Special Committee was charged with assuring that all relevant facts relating to the acquisition of QMT, including any and all relationships, conflicts, available projections, and financials and relevant history, are considered and that relevant and material information is disclosed to the disinterested shareholders so that the shareholders can make an informed decision about whether to approve the acquisition of QMT.  As part of the QMT Acquisition, the Special Committee negotiated with Quadrant for the waiver of certain provisions of the ARC Advisory Agreement and the Letter Agreement providing that Quadrant receive certain closing transaction fees from the AFT Acquisition and QMT Acquisition.

On February 6, 2012, the Special Committee met to discuss the transaction. During the meeting representatives of Garvey Schubert Barer provided a detailed presentation to the members of the Special Committee regarding the role of the Special Committee and their fiduciary duties as members of the Special Committee.

At this meeting the Special Committee also discussed the appointment of an independent financial advisor. The committee interviewed with several potential financial advisors, including Aranca. In its selection of financial advisor, the Special Committee noted that Aranca had been contacted by Mr. Deinard in mid-December 2011 to discuss Aranca’s potential engagement as an independent financial advisor in connection with the proposed transaction. Mr. Deinard and representatives of Aranca thereafter engaged in discussions of the proposed transaction and the scope of work anticipated to be performed by Aranca in its role as independent financial advisor. The discussions among Mr. Deinard and Aranca culminated in the execution of an engagement letter between ARC and Aranca on December 27, 2012. At the February 6, 2012 meeting the Special Committee determined to select Aranca as its independent financial advisor on the basis of the Special Committee’s separate assessment of Aranca’s capabilities and independence; subject, however, to completion of additional reference checks, and to the negotiation of an engagement letter which would replace the letter executed on December 27, 2012.

On February 2, 2012, the Special Committee received a draft non-binding term sheet regarding the proposed acquisition of QMT. The term sheet proposed that the acquisition of QMT be structured as a reverse merger in which QMT would become a wholly owned subsidiary of ARC. The consideration to be paid by ARC in the merger was proposed to consist solely of shares of ARC’s common stock, with the number of shares to be issued at the closing to equal (i) a fixed reference price determined pursuant to an independent professional valuation of QMT’s business divided by (ii) the volume-weighted average trading price of ARC’s common stock on the NASDAQ Capital Market for the thirty (30) days preceding the initial announcement of the transaction. Additionally, the Term Sheet provided for the payment to Quadrant Management of a transaction completion fee equal to two percent (2%) of the combined AFT and QMT acquisition values.

On February 8, 2012 and February 10, 2012 the Special Committee met with representatives of Garvey Schubert Barer to discuss due diligence on the proposed transaction and the terms of the proposed transaction as represented by the initial draft term sheet received by the Committee.

On February 14, 2012 Aranca was engaged as independent financial advisor to the Special Committee pursuant to a revised engagement letter. The revisions to the engagement letter clarified Aranca’s engagement as financial advisor solely to the Special Committee, and confirmed certain deliverables and other aspects of Aranca’s scope of work. On February 15, 2012 the Special Committee engaged Piton Advisors, an independent financial consultancy, to assist the Special Committee in analyzing the financial data and projections provided by QMT and evaluating the work produced by Aranca.

On February 17, 2012 the Special Committee met with representatives of Garvey Schubert Barer to review due diligence matters and to discuss proposed revisions to the initial term sheet received by the Special Committee.

The revised Term Sheet included proposed revisions to the terms related to the purchase price and exchange ratio. Specifically, the revised Term Sheet provided that the purchase price would be determined by negotiations between the Special Committee and QMT, and not by reference to the results of a third party valuation. The revised term sheet provided further that the value of the ARC common stock for purposes of determining the number of shares issuable as consideration in the transaction would be fixed at Four Dollars ($4.00) per share, subject to increase in the event the average closing price per share for the ARC common stock for the ten (10) day period ending five (5) days prior to the closing was greater than a certain price per share to be agreed-upon by the Special Committee and QMT.

Additionally, the revised term sheet included revised and additional terms relating to:

•	closing conditions including conditions requiring: (i) approval of the proposed transaction by a majority of ARC’s disinterested shareholders and (ii) delivery of amendments to the agreements between Quadrant and the Company on terms reasonably acceptable to the Special Committee;
•	elimination of the proposed two percent (2%) transaction fee to be paid by ARC to Quadrant upon completion of the AFT and QMT acquisitions;
•	a prohibition on QMT’s ability to distribute cash or other property prior to the closing;
•	fiduciary matters relating to ARC’s ability to solicit or engage in discussions regarding alternatives to the transaction and to change its recommendation to ARC’s shareholders and/or terminate the transaction in the event it received a superior proposal to the transaction; and
•	indemnification obligations of QMT for breaches of representations, warranties and covenants contemplated to be included in the definitive purchase agreement.

The revisions to the term sheet also reflected modifications conforming the term sheet to discussions undertaken among the parties during the period between circulation of the initial draft term sheet and the circulation of the revised term sheet, including changes to reflecting a transaction structured as a direct sale by the respective holders of the QMT membership interests in exchange for newly issued shares of ARC.

Between February 17, 2012 and February 26, 2012, the parties and their advisors engaged in various communications regarding due diligence and related matters. On February 26, 2012 Garvey Schubert Barer circulated an initial draft of the Membership Interest Purchase Agreement (the “Purchase Agreement”) among the parties and their respective advisors. Although the term sheet was never executed, the draft Purchase Agreement was substantially reflective of the terms indicated in the February 17, 2012 term sheet.

On February 27, 2012 Mr. Jerrold Abrahams was appointed to our Board of Directors. Although Mr. Abrahams was determined by our Board of Directors to be disinterested in regard to the QMT transaction, he was not asked to join the Special Committee.

On March 6, 2012, Wuersch & Gering circulated a revised draft of the Purchase Agreement. The draft included revisions limiting the scope of the representations and warranties and indemnification obligations of Quadrant and the other QMT Sellers, the elimination of provisions allowing ARC to change its recommendation to its shareholders and/or terminate the transaction in the event it received a superior proposal, and provisions permitting QMT to make pre-closing cash distributions to its members. The revised draft reflected the parties’ agreement that for purposes of determining the total number of shares of ARC common stock delivered in exchange for the QMT membership interests the value of each such share would be fixed at $4.00, without adjustment based on variation in the market price of the ARC common stock.

At a meeting held on March 7, 2012 a representative of Piton Advisors reported to the Special Committee on diligence discussions conducted with representatives of ARC, QMT and Quadrant, and on Piton’s analysis of the valuation methodologies and conclusions reflected in Aranca’s draft valuation report previously circulated to the Special Committee. The Special Committee also discussed the draft Purchase Agreement circulated by Wuersch & Gering on March 6, 2012.

The Special Committee met again on March 13, 2012 to discuss further the revised terms of the Purchase Agreement, as reflected in the draft circulated on March 6, 2012. On March 14, 2012 Garvey Schubert Barer circulated a revised draft of the Purchase Agreement among the parties. Among other changes, the draft proposed revisions to the representations, warranties and indemnification obligations, the provision permitting termination in the event of a superior proposal, and the provisions restricting QMT from making distributions prior to the Closing.

On March 17, 2012 the members of the Special Committee participated in a teleconference with representatives of Quadrant and QMT to continue negotiations over the Purchase Agreement. Representatives of Wuersch & Gering and Garvey Schubert Barer also participated in the teleconference. The discussion centered primarily on the terms and limitations on indemnification, arrangements to secure the indemnification obligations of the QMT sellers via an escrow or guarantee by Quadrant and provisions providing limitations on QMT’s ability to distribute cash or property prior to the closing.

On March 19, 2012 Wuersch & Gering distributed a revised version of the Purchase Agreement. The revisions reflected:

•	An agreement by Quadrant Management, Inc. to guarantee certain indemnification obligations of the QMT sellers;
•	A purchase price of $32,048,264;
•	A provision permitting QMT to make distributions to its members prior to the closing, provided that QMT have at least $250,000 in cash on hand at the closing, and requiring ARC to cause to pay to the QMT sellers after the closing any cash held by QMT at the closing; and
•	Certain modifications to the provisions regarding the indemnification obligations of the QMT sellers and limits thereon.

During the following weeks, additional drafts of the QMT Acquisition Agreement were exchanged between the Special Committee, the QMT Sellers, Quadrant and the legal advisors. The revisions focused primarily on the scope of the representations and warranties, the nature of the indemnity obligations of the QMT Sellers, the security for these obligations, the amendment to the Letter Agreement between QMT and Quadrant, and the specific scope of the fiduciary out provision allowing ARC to change its recommendation to its shareholders and/or terminate the transaction in the event it received a superior proposal. The parties continued to negotiate limitations on QMT’s ability to make distributions to its members prior to the closing, and the drafts proposed by the parties reflected various proposals related to this issue. Subsequent drafts also included provisions regarding the sale of shares to Carret P.T., LP and conditions related to continued listing of the ARC’s common stock following the closing of the transaction on the NASDAQ Capital Market or another national securities exchange. The specific purchase price reflected in the drafts was revised several times, with the final negotiations resulting in a purchase price of $31,431,592.

The Special Committee met on multiple occasions during this time period to discuss the progress of negotiations, the iterative revisions to the Purchase Agreement and due diligence matters.

On March 20, 2012, the Special Committee met with representatives of Aranca, Piton Advisors and Garvey Schubert Barer to discuss an updated draft valuation report prepared by Aranca. The Special Committee again met with representatives of Aranca and GSB on March 27, 2012 to receive an updated valuation report from Aranca. At the March 27, 2012 meeting Aranca representatives provided an updated summary of the scope and results of its analysis and orally confirmed Aranca’s opinion that the proposed acquisition of QMT was fair, from a financial point of view, to ARC and its disinterested shareholders based on the most recent indicative terms. Aranca confirmed its final written valuation report and fairness opinion would be provided to the Special Committee upon confirmation of the final terms of the transaction.

The Special Committee did not consider any alternative transactions through the date of the signing of the QMT Acquisition Agreement. The Special Committee has continuing authority until closing of the QMT Acquisition to assess superior proposals and may change its recommendation to the ARC shareholders and/or terminate the Transaction if it determines that a recommendation change is required by its fiduciary duties as a result of the receipt of a “Superior Proposal” or otherwise.

 The acquisition price of QMT was negotiated by the Special Committee on behalf of the disinterested public ARC shareholders and by Quadrant on behalf of the owners of QMT. The price of QMT was calculated based on an Enterprise Value of seven (7) times QMT’s EBITDA for the twelve month period ending February 29, 2012. The parties to the negotiation believed that this multiple was favorable to the disinterested ARC shareholders both on its own merit and because QMT was forecasting significant EBITDA growth for the coming months. The subsequent analysis by Aranca confirmed the favorable nature of this price for the disinterested ARC shareholders.

The Special Committee convened a teleconference on April 5, 2012 to review the final terms and conditions of the proposed QMT Acquisition and discussed the valuation with representatives of Aranca. The Special Committee unanimously determined to make a recommendation to the entire Board of Directors to approve QMT Acquisition, having concluded that the terms of the QMT Acquisition are fair to the disinterested shareholders of ARC and in the Company’s best interests.  On a conference call of the entire Board of Directors held later on April 5, 2012, the Special Committee recommended to the entire Board that the QMT Acquisition be approved. The Board of Directors then unanimously adopted resolutions on April 5, 2012 that the QMT Acquisition be approved and submitted to the vote of the disinterested shareholders of ARC for authorization to close the QMT Acquisition. On the basis of the Board actions, the officers of ARC were authorized to execute and deliver the QMT Acquisition Agreement which was signed on April 6, 2012.

Conflicts of Interest

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, ARC’s Chairman, Mr. Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Deinard is also related by marriage to an officer of Quadrant. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Messrs. Young and Deinard have recused themselves from all deliberations and voting of the Board in respect of the QMT acquisition matters. Mr. Young, Mr. Deinard and Ms. Kaur do not directly own any shares of ARC in their own respective names and are not deemed to beneficially own Company shares through any entities other than Brean Murray or Quadrant. Mr. Young and Mr. Deinard are each deemed to share voting and investment power over the shares beneficially owned by Brean Murray. Mr. Viktor Nemeth, a director of ARC, is the brother-in-law of Mr. Alan Quasha who serves as the Co-Chairman of Brean Murray and the President of Quadrant Management, Inc. In addition, Quadrant is party to a financial services advisory agreement with ARC pursuant to which Quadrant renders advisory and management services to ARC. Quadrant also renders the same type of services to QMT under a corresponding letter agreement with QMT.

In accordance with the financial advisory agreement between QMT and Quadrant, in consideration for services provided by Quadrant, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012. Annual fees through the maturity date of December 31, 2013 shall be $250,000 per year.

As a result of these affiliated relationships, Brean Murray will vote separately from all other shareholders on the QMT Acquisition. The QMT Acquisition and the Securities Sale will be authorized to close only if a majority of the disinterested shares of ARC Common Stock present and voting at the Annual Meeting, in person or by proxy, vote “For” Proposal No. 2. The Company’s Articles of Incorporation provide that interested party transactions with the Company shall be deemed to be ratified if a majority of a quorum of the shareholders having voting power shall have approved such matter. Only disinterested shares of ARC Common Stock voting “for”, “against” or “abstain” on Proposal No. 2 will determine whether Proposal No. 2 will be approved, and whether ARC will close the QMT Acquisition and the Securities Sale. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2. Broker non-votes will be counted only for purposes of quorum and will not be counted for, against or abstaining from Proposal No. 2.

Due to the affiliated relationships among ARC, Brean Murray, Quadrant and QMT, our Board of Directors has appointed a Special Committee, consisting of Jonathan Bernstein and Lynn Wunderman. The Special Committee has been advised by independent financial and legal advisors. The Special Committee has independently negotiated the terms of the QMT Acquisition and has recommended to our full Board of Directors to close the QMT Acquisition.

Opinion of Our Financial Advisor Regarding the QMT Acquisition

The Special Committee of the Board of Directors of ARC hired a valuation services firm, Aranca, to conduct independent valuation of the businesses and render a fairness opinion. Aranca is a global provider of end-to-end valuation services, customized investment and business research, and intellectual property research services. Aranca specializes in providing independent valuation services to privately held companies in the US and UK. Since inception, Aranca has conducted valuations for over 1500 public companies as well as over 300 private companies.  Aranca’s deep industry knowledge, experience and access to industry-standard data sources and benchmarks helps Aranca provide thoughtful and comprehensive valuation reports of high quality.

On April 6, 2012, Aranca delivered a letter to the Special Committee attached as Annex E to this proxy statement and rendered its written opinion (the “Fairness Opinion”) attached to Annex F to this proxy statement to the Special Committee that the issuance of the 4,029,691 shares of ARC Common Stock to the QMT Sellers in exchange for all of the Membership Interests of QMT was fair, from a financial point of view to the holders of the ARC Common Stock. Aranca was paid a fee of $22,500 in connection with its issuance of the Fairness Opinion. The Summary of the Fairness Opinion, as delivered to the Special Committee by Aranca, is set forth on the following page.

Confidential

Summary of Opinion

The Special Committee of Independent Directors (“Special Committee”) of ARC Wireless Solutions, Inc. (ARCW) retained Aranca to provide financial advisory services and a fairness opinion in connection with the direct purchase of all of the outstanding membership interest of Quadrant Metal Technologies, LLC (“QMT”) by ARCW pursuant to the Membership Interest Purchase Agreement (“Agreement”) proposed to be entered into, as of the date hereof, by and among ARCW, organized under the Laws of Utah, and QMT, a Delaware limited liability company.

Aranca is a global research and business valuation services company that provides research, valuation and financial advisory services to leading corporations and institutions worldwide. ARCW selected Aranca because of its qualifications, expertise and reputation in valuations. On April 6, 2012, Aranca rendered its written opinion to ARCW’s Special Committee that, as of such date, and based on and subject to the assumptions, procedures, factors, qualifications and limitations set forth therein, the issuance of 7,857,898 newly issued shares of Acquirer Stock, in exchange for all of the outstanding membership interests of QMT (“Exchange Ratio”) was fair, from a financial point of view, to holders of ARCW’s common stock.

The full text of Aranca’s written opinion, dated April 6, 2012, which sets forth the assumptions made, procedures followed, factors considered, and qualifications and limitations on the review undertaken by Aranca in connection with its opinion, is attached separately. The following summary of Aranca’s opinion is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Aranca’s opinion and this section carefully and in their entirety.

Aranca’s opinion was directed to the Special Committee for information and assistance in connection with its evaluation of the direct purchase of membership interest and addressed only the fairness as of the date of the opinion, from a financial point of view, of the valuation of Quadrant Metal Technologies (including all four subsidiaries) on a consolidated basis, valuation of ARCW and exchange ratio to holders of ARCW’s common stock.

Aranca’s opinion was not intended to, and does not, constitute a recommendation to any shareholder as to how the shareholder should vote or act with respect to the direct purchase of membership interest or any matter relating thereto. Aranca’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Aranca as of, the date of the opinion. Aranca assumes no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of the opinion. Aranca did not express any opinion as to the price at which shares of ARCW’s common stock may trade at any time subsequent to the announcement of the direct purchase of membership interest. In connection with its engagement, Aranca was not authorized to, and did not, solicit indications of interest from third parties regarding a potential transaction with ARCW, and Aranca’s opinion does not address the relative merits of the acquisition as compared to any other transaction or business strategy in which ARCW might engage or the merits of the underlying decision by ARCW to engage in the direct purchase of membership interest.

In connection with its opinion, Aranca:

▪	Reviewed the financial terms and conditions of the Agreement dated April 6, 2012;

▪	Reviewed certain publicly available historical business and financial information relating to ARCW’s progress;

▪	Reviewed certain historical business and financial information made available by the Special Committee for QMT on consolidated basis as well as on standalone basis for the four QMT subsidiaries FloMet LLC, General Flanges and Forge LLC, Tekna Seal LLC and Tubefit LLC hereafter referred to as the “Subsidiaries”;

▪	Reviewed various financial forecasts and other data provided to Aranca or approved for Aranca’s use by the Special Committee relating to ARCW’s businesses;

▪	Reviewed various financial forecasts and other data prepared by QMT’s management and provided to Aranca by the Special Committee relating to QMT business;

▪	Held discussions with the members of the Special Committee and QMT with respect to the businesses and prospects of ARCW and QMT, respectively;

▪	Reviewed public information with respect to certain other companies in lines of business, which Aranca believed to be generally relevant in evaluating the businesses of ARCW and QMT;

▪	Reviewed the financial terms of certain business combinations, which Aranca believed to be generally relevant in evaluating the direct purchase of membership interest;

▪	Reviewed historical stock prices and trading volumes of ARCW’s common stock; and

▪	Conducted other financial studies, analyses and investigations as deemed appropriate.

Aranca assumed and relied on the accuracy and completeness of the foregoing information, without independent verification of such information. Aranca did not conduct any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of ARCW or QMT or concerning the solvency or fair value of the two companies, and Aranca was not furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in Aranca’s analyses and the financial benefits anticipated by the management teams of ARCW and QMT to be realized from the direct purchase of membership interest, Aranca assumed, with the consent of the Special Committee, that they were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgment of the management teams of ARCW and QMT regarding the future financial performance of ARCW and QMT, respectively, and as to such financial benefits. With respect to the financial benefits anticipated by the management teams of ARCW and QMT to be realized from the direct purchase of membership interest, Aranca assumed, with the consent of the Special Committee, that the estimates of the amount and timing of such financial benefits were reasonable and that such financial benefits would be realized substantially in accordance with such estimates. Aranca assumed no responsibility for and expressed no view as to any such forecasts or estimates, or the assumptions on which they were based.

In rendering its opinion, Aranca assumed, with the consent of the Special Committee, that the direct purchase of membership interest would be consummated on the terms described in the Agreement, without any waiver or modification of any material terms or conditions. Aranca also assumed, with the consent of the Special Committee, that obtaining the necessary governmental, regulatory or third-party approvals and consents for the direct purchase of membership interest would not have an adverse effect that is material with respect to ARCW, QMT, the combined company, the direct purchase of membership interest or the benefits anticipated by the management teams of ARCW and QMT to be realized from the direct purchase of membership interest. Aranca further assumed, with the consent of the Special Committee, that the direct purchase of membership interest would qualify for United States federal income tax purposes as reorganization within the meaning of Section 351of the Code. To ensure treatment of the transaction as a tax-free reorganization under IRC Section 351, ARCW has issued 112,648 additional shares of newly issued common stock to Carret P.T. for a cash purchase price $450,594 at $4.00 per share. Aranca did not express any opinion as to any tax or other consequences that might result from the direct purchase of membership interest, nor did Aranca’s opinion address any legal, tax, regulatory or accounting matters as to which it understood that ARCW had obtained such advice as deemed necessary from qualified professionals. Aranca expressed no view or opinion as to any terms or other aspects or implications (other than the valuation of QMT on a consolidated basis, the valuation of ARCW, and an exchange ratio to the extent expressly specified in the opinion) of the direct purchase of membership interest, including, without limitation, the form or structure of the direct purchase of membership interest or any agreements or arrangements entered into in connection with, or contemplated by, the direct purchase of membership interest. In addition, Aranca expressed no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the direct purchase of membership interest, or class of such persons, relative to the exchange ratio or otherwise.

In connection with Aranca’s services as financial advisor to the Special Committee with respect to the direct purchase of membership interest, the Special Committee agreed to pay Aranca a fee equal to $22,500, of which one-half was payable on the signing of the engagement letter to provide the fairness opinion and one-half is payable on the completion of the fairness opinion analysis but before issuance of the final report. The Special Committee has also agreed to reimburse Aranca for certain pre-approved actual expenses, including, but not limited to, reasonable travel, food and lodging expenses; computer database usage; industry research report; fees paid to professionals for consultation regarding the valuation or technical matters; messenger and delivery services; report preparation; copying and other direct services’ expenses incurred in connection with Aranca’s engagement and to indemnify Aranca and certain related persons under certain circumstances against various liabilities that may arise from or be related to Aranca’s engagement, including certain liabilities under United States federal securities laws.

Aranca, as part of its valuation advisory business, is continually engaged in the valuation of businesses and their securities in connection with ESOP issuance, mergers and acquisitions, IRC 409A valuation, FAS123R valuation, FAS 141R and FAS 142 valuations, fairness opinions and valuations for estate, corporate and other purposes. It has never been retained by ARCW and QMT to provide financial advisory services. Aranca, in the future, may provide certain financial advisory services to ARCW and QMT and certain respective affiliates, for which it may receive compensation. In addition, in the ordinary course of respective businesses, Aranca and its affiliates may actively trade securities of ARCW and certain of its affiliates for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of ARCW and certain of its respective affiliates. The issuance of Aranca’s opinion was approved by its opinion committee.

Aranca performed certain financial, comparative and other analyses that it deemed appropriate in connection with rendering its opinion as summarized below under “Summary of Aranca Financial Analyses”. The summary of the analyses and reviews described are not a complete description of the analyses and reviews underlying Aranca’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and review and the application of those methods to particular circumstances and is, therefore, not readily susceptible to partial analysis or summary description. Considering selected portions of these analyses and reviews or the summary contained in “Summary of Aranca Financial Analyses,” without considering the analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying Aranca’s opinion. In arriving at its opinion, Aranca considered the results of all its analyses and reviews and did not attribute any particular weight to any factor, analysis or review considered by it; rather, Aranca made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses and reviews.

For the purpose of its analyses and reviews, Aranca considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of ARCW and QMT. No company, business or transaction used in Aranca’s analyses and reviews as a comparison is identical to ARCW, QMT or the direct purchase of membership interest, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the direct purchase of membership interest, public trading or other values of the companies, businesses or transactions used in Aranca’s analyses and reviews. The estimates contained in Aranca’s analyses and reviews and the ranges of valuations resulting from any particular analysis or review do not necessarily indicate actual values or predict future results or values, which may be more or less favorable than those suggested by Aranca’s analyses and reviews. In addition, analyses relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Aranca’s analyses are inherently subject to substantial uncertainty.

All of the financial information, forecasts and other data provided to Aranca by the Company has been included in Aranca’s opinion unless deemed not material by Aranca for purposes of its opinion.

Summary of Aranca Financial Analyses

The following is a summary of the material financial analyses reviewed with the Special Committee in connection with Aranca’s opinion, dated April 6, 2012. The summary of the analyses and reviews provided below include information presented in tabular format. To fully understand Aranca’s analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Aranca’s analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Aranca’s analyses and reviews.

Except otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before April 5, 2012, the last trading day before various news outlets began reporting on a possible transaction involving ARCW and QMT, and is not necessarily indicative of current market conditions. For the purpose of Aranca’s financial analyses summarized below, the exchange ratio refers to the exchange ratio of 210 (round-off to zero decimal) shares of ARCW’s common stock for each membership interests of QMT provided for in the Agreement.

Selected Guideline Public Company Trading Analysis

Aranca reviewed and analyzed certain financial information, valuation multiples and market trading data relating to selected comparable publicly traded companies whose operations, according to Aranca, are similar on parameters such as level of earnings, cash flow, revenues, invested capital or other financial factors (financial metrics) that represent the future financial performance of ARCW and QMT. Aranca compared such information to the corresponding information for ARCW and QMT.

The selected group of guideline public companies used in this analysis with respect ARCW is:

▪	PHAZAR Corp.

▪	RF Monolithics Inc.

▪	WPCS International Inc.

▪	RELM Wireless Corp.

▪	Alvarion Limited

▪	Meru Networks Inc.

▪	Calamp Corp.

▪	PC-Tel Inc.

▪	Aviat Networks Inc.

▪	Ceragon Networks Limited

▪	Comtech Telecommunications Corp.

The selected groups of guideline public companies used in this analysis with respect to each of the QMT subsidiaries are:

FloMet, LLC

▪	NN, Inc.

▪	Alcoa Incorporated

▪	Carpenter Technology Corp.

▪	Allegheny Technologies Inc.

▪	RTI International Metals Inc.

▪	Precision Castparts Corp.

TeknaSeal, LLC

▪	TE Connectivity Limited

▪	Flowserve Corp.

▪	Molex Inc.

▪	Dover Corp.

▪	Esterline Technologies Corp.

▪	Kaydon Corp.

General Flanges and Forge, LLC

▪	Mueller Industries Inc.

▪	Sifco Industries Inc.

▪	The Timken Company

▪	Metals USA Holding Corp.

▪	Tyco International Limited

▪	Circor International Inc.

Tubefit, LLC

▪	CE Franklin Limited

▪	DXP Enterprises Inc.

▪	Genuine Parts Company

▪	Metals USA Holding Corp.

▪	Olympic Steel Inc.

▪	Reliance Steel and Aluminum Company

Aranca calculated and compared various financial multiples and ratios of the selected companies, including, among other things:

▪	the ratio of each company’s Enterprise Value, calculated as the market capitalization of each company (based on each company’s closing share price as of February 21, 2012), plus debt, less cash, cash equivalents and marketable securities as of February 21, 2012, to its calendar year 2012, 2013 and 2014 estimated revenues; and

▪	the ratio of each company’s enterprise value, calculated as the market capitalization of each company (based on each company’s closing share price as of February 21, 2012), plus debt, less cash, cash equivalents and marketable securities as of February 21, 2012, to its calendar year 2012, 2013 and 2014 estimated earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA.

The estimated revenue, EBITDA, long-term growth rate and dividend yield for calendar years 2012, 2013 and 2014, for each of the selected guideline public companies listed above and used by Aranca in its analysis were based on data from Thomson Banker, which represents publicly available consensus estimates.

The following table summarizes the range of the multiples used in analyzing ARCW:

Company	2012				2013
	Low		High		Low		High
ARC Wireless Solutions, Inc.
EV/Revenue	0.2	x	0.9	x	0.2	x	1.0	x
EV/EBITDA	3.6	x	8.4	x	4.5	x	9.0	x

Based on an analysis of relevant metrics for ARCW’s comparable companies, Aranca selected a reference range.

▪	ARCW: 0.23–0.28x to 2012 estimated revenue to arrive at an Enterprise Value of $12.43–12.73 million.

The following table summarizes the range of the multiples used in analyzing QMT and its subsidiaries:

Company	2012				2013
	Low		High		Low		High
FloMet
EV/Revenue	0.6	x	3.0	x	0.5	x	2.6	x
EV/EBITDA	4.6	x	10.9	x	4.0	x	9.4	x

General Flange & Forge
EV/Revenue	0.4	x	1.4	x	0.4	x	1.3	x
EV/EBITDA	3.8	x	7.1	x	3.5	x	6.2	x

TeknaSeal
EV/Revenue	0.6	x	1.8	x	0.6	x	1.7	x
EV/EBITDA	3.4	x	8.5	x	3.2	x	7.5	x

Tubefit
EV/Revenue	0.3	x	0.8	x	0.3	x	0.7	x
EV/EBITDA	5.1	x	9.1	x	4.5	x	8.8	x

Based on an analysis of relevant metrics for each of the Subsidiaries’ comparable companies, Aranca selected a reference range of:

▪	FloMet: 7.2–7.9x to 2012 estimated EBITDA to arrive at an Enterprise Value of $34.20–37.92 million

▪	General Flange & Forge: 5.1–5.7x to 2013 estimated EBITDA to arrive at an Enterprise Value of $5.92–6.77 million

▪	TeknaSeal: 7.1–7.9x to 2013 estimated EBITDA to arrive at an Enterprise Value of $16.55–18.20 million

▪	Tubefit: 5.1–5.7x to 2013 estimated EBITDA (50% weight) and 0.7–0.8x to 2013 estimated Revenue to arrive at an Enterprise Value of $2.39–2.70 million

Based on the guideline public company analysis above, we applied sum-of-the-parts basis and arrived at the Gross Value of investment in the reference range of $59.06–65.58 million for QMT.

Aranca selected the companies reviewed in this analysis because, among other things, the guideline public companies for QMT’s Subsidiaries and ARCW operate similar businesses to those of QMT’s Subsidiaries and ARCW, respectively. However, no selected company is identical to any of the Subsidiaries or ARCW. Accordingly, Aranca believes that purely quantitative analyses are not, in isolation, determining in the context of the direct purchase of membership interest and that qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of QMT’s Subsidiaries, ARCW and the selected guideline public companies that could affect the public trading values of each are also relevant.

Discounted Cash Flow Analysis

Aranca performed a consolidated discounted cash flow analysis, which is a valuation methodology used to derive a valuation of a company by calculating the “present value” of estimated future cash flows of the company, of both QMT and ARCW. “Future cash flows” refers to projected unlevered free cash flows of the company. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, capital structure, income taxes, expected returns and other appropriate factors.

In case of ARCW, Aranca calculated the discounted cash flow value sum of the net present value of the estimated future cash flows ARCW would generate over FY2012–15 and the estimated value of the company at the end of such period, or the terminal value.

The estimated future cash flow for ARCW was provided by the Special Committee. For its calculations, Aranca used discount rates ranging from 20.0% to 24.4% for ARCW. The discount rates applicable were based on Aranca’s judgment of the estimated range of weighted average cost of capital, based on cost of equity calculated using the CAPM and cost of debt estimated by using industry averages.

The terminal value for ARCW was calculated using an exit revenue multiple in of 0.27–0.33x, which was selected by Aranca with reference to EV/Revenue LTM trading multiples of ARCW’s comparable companies. As part of the total equity value calculated for ARCW, Aranca calculated and deducted from enterprise value the book value of the outstanding financial debt and added cash and cash equivalents. Based on the foregoing, this analysis indicated the following equity value and reference ranges:

ARCW	Cost of Capital		Exit Revenue Multiple
	Low	High	Low		High
Range	20.0%	24.4%	0.27	x	0.33	x

Valuation Range for ARCW	Low	High
Discounted Cash Flow	$12,318,086	$12,544,619

Aranca also performed valuation analysis of QMT on a standalone basis and discounted cash flow analysis of its Subsidiaries on a sum-of-the-parts (SOTP) basis. An SOTP valuation analysis reviews a company’s operating performance and outlook on a segment-by-segment basis to determine an implied market value for the enterprise as a whole. With respect to QMT, Aranca performed an SOTP valuation analysis for each of its Subsidiaries. To value each of QMT’s Subsidiaries, Aranca performed a discounted cash flow analysis using the following reference ranges:

QMT Subsidiaries	Cost of Capital		Exit EBITDA Multiple
	Low	High	Low		High
FloMet LLC	19.7%	21.8%	6.65	x	7.35	x
General Flange & Forge LLC	15.4%	17.0%	6.18	x	6.83	x
TeknaSeal LLC	16.0%	17.6%	8.08	x	8.93	x
Tubefit LLC	20.1%	22.2%	7.13	x	7.88	x

Based on the reference range in the table above, the SOTP discounted cash flow analysis resulted in the following valuation range for each of the Subsidiaries:

DCF Valuation Range	Low	High
FloMet LLC	$29,847,748	$34,602,842
General Flange & Forge LLC	$5,747,352	$6,695,012
TeknaSeal LLC	$17,952,643	$20,356,316
Tubefit LLC	$2,621,076	$3,186,271

Based on the discounted cash flow analysis above, we applied sum-of-the-parts basis and arrived at the Gross Value of investment in the reference range of $56.17–64.84 million for QMT.

Historical Implied Equity Value Analysis

Aranca reviewed the historical trading prices for shares of ARCW’s common stock for the one-year, 90-day and 30-day period ended February 21, 2012. This average market cap was used to determine and analyze the implied Equity Value for the company. The above analysis resulted in a one-year, 90-day and 30-day average implied equity value of $9.03 million, $9.74 million and $10.70 million, respectively.

Thereafter, we analyzed various parameters, including the share price movement and share trading pattern, and our observations are:

▪	ARCW’s stock surged 25% on the NASDAQ over the past two months, with the introduction of the new product range. However, the market traction garnered on new products over the past couple of months is not public information yet, and we believe this pre-market information has not been factored in the current traded share price and the resultant market cap. Therefore, the share price should increase in the near future.

▪	Historically, ARCW’s market cap has been lower than cash value and its shares have traded lower than the intrinsic value of the stock due to narrow trading volumes and relatively lower liquidity. Therefore, we believe an adjustment is required to reverse the impact of historically lower liquidity levels of the stock.

Final Valuation Range

Based on the analyses above, Aranca arrived at a final valuation range for ARCW. The results of the analysis are:

Valuation Range for ARCW	Low	High
Equity Value	$12,328,889	$12,563,646
Price per share	$3.98	$4.06

In case of QMT, Aranca conducted a valuation analysis on standalone basis to arrive at the final reference range for the equity value. QMT does not have operations of its own and acts as a holding company for its Subsidiaries.

The Equity Value for QMT as a holding company of its Subsidiaries was derived on SOTP basis. This was then adjusted for QMT’s liabilities and assets using the asset approach (on standalone basis) to arrive at the final reference range equity value at a consolidated level. The following table summarizes the valuation range for each of the Subsidiaries arrived at using the DCF approach and the guideline public companies’ trading multiples approach. The valuation range is then adjusted for QMT’s ownership stake in each of the Subsidiaries to arrive at the reference range of its equity value.

Company Name	Valuation Range		QMT Stake (%)	Valuation Range (QMT stake)
	Low	High		Low	High
FloMet, LLC	30,717,664	35,266,063	95.64%	29,377,383	33,727,325
General Flange & Forge LLC	5,781,710	6,708,842	90.00%	5,203,539	6,037,958
TeknaSeal, LLC	17,672,875	19,924,711	94.15%	16,638,405	18,758,432
Tubefit, LLC	2,574,008	3,088,816	90.00%	2,316,607	2,779,935
Net Value of QMT LLC investments				53,535,934	61,303,649

A sensitivity analysis of the Subsidiaries’ respective equity value indicates that QMT’s Net Value of QMT LLC investments (prior to adjustment of its standalone assets and liabilities) falls within the range of $53.54–61.30 million.

Subsequent to the assets and liabilities for adjustments for QMT standalone financials and the cash distribution QMT’s Net Equity value falls in the range of $48.21 million – 55.98 million.

Concluded QMT Equity Value	Valuation Range
	Low	High
Net Value of Investment	$53,535,934	$61,303,649
Liabilities	$2,604,356	$2,604,356
Assets	$(570,133)	$(570,133)
Concluded Equity Value	$50,361,445	$58,129,160

Cash adjustments
Concluded Equity Value	$50,361,445	$58,129,160
Cash distributed	$2,146,711	$2,146,711
Net Equity value	$48,214,734	$55,982,449

Accordingly, per membership interest Equity Value for QMT on a consolidated basis lies in the range of $1,288–1,495.

Net Equity Value Per Share	Valuation Range
	Low	High
Distributable Equity Value	$48,214,734	$55,982,449
QMT Total Units Outstanding	37,445	37,445
Net Equity Value Per Unit	$1,288	$1,495

Information about QMT

QMT Group Companies Overview

The worldwide metals component industry is comprised of a number of significant industries commonly defined by the process and/or type of metal utilized to manufacture the component. Common processes include casting, forging, machining, stamping, powder metallurgy (conventional P/M metal injection molding (“MIM”), and powder forging) and extrusion. Materials range from basic iron and steel to aluminum, magnesium, zinc, precious metals, copper and brass, tin, tungsten, titanium and others. While there are no compiled figures for the total of these markets, it is believed to be in total of hundreds of billions of dollars annually.

The QMT Group companies participate in several significant metal component fabrication market segments providing high quality fabricated metal components to some of the fastest growing industries, among them medical devices, firearms, electronic devices, and the fluid handling industries – including energy (oil, gas, power plants, etc.).

Each of the QMT Group companies are described in further detail below.

FloMet LLC

FloMet LLC is a custom manufacturer of small precision metal components – a market estimated to be in excess of $100B annually. FloMet is recognized as a world-wide leader in the use of metal injection molding technology to manufacture precision miniature components utilizing its proprietary MIM process. FloMet is acknowledged as one of the pioneers and leading innovators in MIM and customized materials technology, backed by more than 25 years of experience in making high precision small metal components. FloMet’s ability to custom blend feedstocks allows it to manufacture components to either industry standards or customized metal alloy formulations. FloMet specializes in highly corrosion resistant stainless steels, but also manufactures components in carbon and alloy steels, nickel, cobalt-chrome, copper, bronze, and other alloys. Part sizes range from less than a gram to approximately one pound.

MIM technology is increasingly used to manufacture high volume miniature metal components that require specialized material properties or complex design. The worldwide MIM market is estimated to be in excess of $1.0B annually with recent annual growth rates of over 20% compounded as the technology receives increasing acceptance as a cost-effective and reliable solution to the challenges of high volume manufacture of tightly-toleranced small metal components. As one of the early movers in MIM technology, FloMet has extensive experience developing diverse customer applications, providing the company with a considerable competitive advantage in miniature component manufacturing. FloMet primarily serves the medical devices / surgical instruments, orthopedics, health / hearing, dental, industrial and firearms markets.

Customers

FloMet’s major market is medical devices, accounting for approximately 60% of total sales. FloMet is a supplier to major medical device manufacturers such as Covidien, Boston Scientific, and Cardinal Health. Orthodontics and Dental Equipment components represent approximately 20% of revenues with major customers Ormco/Sybron Dental and Hu Friedy representing the bulk of those sales. A relatively new and growing market for FloMet is the Health and Hearing market, representing approximately 10% of FloMet’s sales. FloMet developed a proprietary RF shielding alloy and thin-wall manufacturing process for this market. FloMet estimates that this business will double in the next few years as new applications are developed utilizing its proprietary capabilities by major hearing aid manufacturers Starkey and Oticon. The remaining 10% of sales are to a variety of customers in Orthopedic, Firearms, Defense, and Industrial market segments.

FloMet is a custom manufacturer of customer-designed components. FloMet assists the customer with design recommendations to improve manufacturability and reduce costs but does not accept product design responsibility. FloMet’s manufacturing processes are carefully controlled utilizing a variety of sophisticated process controls and quality checks to ensure that each part shipped meets exacting customer specifications and quality requirements. Most of FloMet’s business relationships are longstanding, and include the sale of components that FloMet has produced for over 10 years. This is primarily a reflection of FloMet’s performance on an ongoing basis in meeting and exceeding customer expectations in quality, delivery, and total cost.

Growth Strategy

FloMet’s growth strategy includes:

-	Deepen relationships with its existing customer base by continuing to provide superior value and position the company as their primary development source for new MIM applications.

-	Leverage its position as approved supplier to segment leaders to generate opportunities with other manufacturers in those respective market segments.

-	Work with both current and prospective customers to identify MIM candidates for conversion to the MIM process – often yielding significant cost savings to the customer and profitable growth opportunities for FloMet.

-	Utilize FloMet’s material development capabilities to provide new alloy systems for new MIM applications.

-	Provide full service solutions to customers by managing vertical supply chains for additional processes and assemblies to provide value-added opportunities.

-	Expand its customer base through trade show exhibitions, direct sales, electronic marketing, and a user-friendly website.

-	Develop proprietary products for direct sale to end users.

Operations and Employees

FloMet is headquartered in DeLand, Florida with a 40,000 square foot facility housing engineering, tooling, mixing, molding, debinding, sintering, secondary operations and quality assurance all under one roof, offering a fully-integrated solution for complex small metal component needs. By controlling each step of the process, from the blending of powder to verifying statistical control of the finished parts, FloMet can assure that complex customer requirements are met for all parts. FloMet is ISO-9001:2000 certified. The ISO 9000 standards relate to quality management systems and are designed to assist organizations ensure they meet the needs of customers and other stakeholders. The standards are published by the International Organization for Standardization (ISO).

As of December 31, 2011, FloMet employed approximately 150 employees and contract workers in DeLand, FL. FloMet employees include executives, engineers, toolmakers, and semi-skilled manufacturing people. Contract workers typically have a lower level of skill than do FloMet employees. FloMet internally monitors and manages regulatory issues on a continuous basis. FloMet makes diligent efforts to comply with all the regulatory requirements of the local, state, and federal governments. FloMet requires no special environmental permitting for its manufacturing processes. FloMet has an extremely low voluntary employee turnover rate due to the attractive package of benefits, training opportunities for advancement, excellent working conditions, and very competitive compensation levels.

Competition

FloMet’s competition includes both other MIM manufacturers and competing technologies such as precision machining and investment casting for certain applications. The domestic MIM industry is projected to be approximately $250M in size. There are about 40 identified MIM manufacturers involved in contract manufacturing and perhaps a dozen or so captive operations. Major domestic competitors include Kinetics, Parmatech, Phillips, AFT, Smith Metals, and Megamet. A significant foreign competitor in the U.S. market is IndoMIM. The European market is projected to be approximately $350M in size and the Asian market is approximately $550M – primarily in China.

Tekna Seal LLC

Tekna Seal LLC is a manufacturer of custom designed hermetic assemblies made using either a proprietary glass-to-metal sealing technology or an advanced ceramic-to-metal brazing technology, as appropriate to the customers’ requirements. Hermetic seal assemblies are used in customers’ devices to protect sensitive electronic components from the real world environment, or to protect the environment from the dangerous media in the customers’ devices, or both. Because the need for a hermetically sealed housing is so intertwined with the customers’ designs and production processes, many of the large manufacturers requiring hermetic seals have purchased or developed their own glass sealing operations. At the same time, many of the manufacturers of proprietary and/or generic hermetic housings and connectors have moved production off-shore to low cost countries. This means that high volume consumers of glass seals such as major manufacturers of industrial pressure sensors, automotive airbag initiators, and hermetic packages for discrete electronic components (transistors, crystal oscillators, etc.) are not an available market for Tekna Seal’s capabilities. For these reasons, Tekna Seal’s business plan is to concentrate on the higher technology, higher margin housings for aircraft and military sensors and the hermetic seals required for implantable medical devices.

Tekna Seal’s high technology target markets require the highest levels of performance and reliability that are provided by the company’s proprietary glass and ceramic seal technology, and the complexities of these customers’ designs make the responsive and deep engineering support provided by the Tekna Seal team mandatory. These factors allow Tekna Seal to maintain gross margins of over 45% and grow revenues at an average of about 15% per year.

It is estimated that the size of the market for independent glass seal manufacturers is between $250M and $500M annually. The major areas of growth in this market are in the industrial sensor segment and in the seals required for implantable medical devices and the batteries that power these devices. Tekna Seal anticipates that its growth in revenues for the near future will be driven by sales of seals for newly designed implantable medical devices. In the next two years the growth will come from implantable battery projects already in the development and approval stages, while growth for the out years will also include brazed ceramic feed-thrus for implantable devices designed to provide new therapies to patients. In particular, the company feels there is an opportunity in manufacturing the high pin count feed-thrus that will be required for neuro-stimulators and has begun developing a novel method to economically manufacture these feed-thrus.

Tekna Seal’s position and experience at the highest performance end of the hermetic seal industry puts it in a good position to capture an increasing share of a potentially flattening market. In particular, the implantable medical device industry is developing ever smaller but more complicated devices that will require advanced seal and materials technology that Tekna Seal will endeavor to develop. Tekna Seal is active in and has deep experience in a wide variety of industries and uses the same personnel and equipment to serve the needs of these industries; this allows the company to be very quick to adapt to rapid changes in the market place and maintain profitability in uncertain times.

Customers

Goodrich Aerospace is the dominant manufacturer of air data (airspeed and altitude) instruments for the jet aircraft and jet engine industry. Their market share is reported to be over 90% for air data instruments and over 60%, and growing, for engine control sensors. Tekna Seal makes certain components for these instruments; virtually every commercial jet aircraft of any size contains components manufactured by Tekna Seal. In the last three years, this business has been growing at rate of about 30% per year as the airlines replace their fleets with more fuel efficient aircraft and put more miles on their existing aircraft. This higher level of production is expected to last for at least five more years and then begin to level off to a good sustained rate driven by the required maintenance schedule of this new fleet of aircraft. Goodrich is just completing a major addition to their sensor factory to handle the increased and on-going demand. Goodrich makes up about 39% of Tekna Seal’s total revenue and has good growth potential as unit demand continues to increase and Tekna Seal is allowed to provide Goodrich additional value-add on existing product lines.

Camtech is a machine shop that is the manufacturer of certain components for high technology medical devices. Tekna Seal is the sole-source provider of certain parts to this manufacturer. This business is high margin and has been growing nicely since FDA approval of the medical device was achieved in 2009, but there is a natural upper limit on this particular market. Camtech currently makes up about 10% of Tekna Seal’s total annual revenue.

The balance of Tekna Seal’s revenue is made up of at least 25 more companies, none of whom make up more that 5% of the total annual revenues. A number of these smaller customers such as: Boston Scientific, Lockheed, Stellar, Aliant Techsystems, and others are expected to grow as their projects reach the production stage, but the development and approval cycles are years long so it is uncertain when a growth period could occur.

Competitors

HCC division of Ametek – Before being acquired by Ametek in 2005, HCC was a consortium of companies that made about $100M worth of glass sealed assemblies annually. They were the largest independent glass sealer in the U.S. HCC is completely vertically integrated, machining their own header bodies in-house and applying the post-sealing plating in-house; this gives them cost advantages that allowed them to dominate the glass-sealed header business for automotive airbags.

Northeast Electronics – Northeast and Tekna Seal often target the same customers and projects. Because Northeast is also completely vertically integrated, they can consistently under-bid Tekna Seal on projects they can handle, but Tekna Seal often prevails because of its ability to work with a broader array of material combinations and a superior glass sealing process. It is estimated that Northeast is about 4 times the size of Tekna Seal, including Northeast’s machine shop and plating facilities.

Fusite – The Fusite division of Emerson developed and manufactures glass seals for refrigeration compressors and supplies most of the glass sealed sensor housings used by the world’s largest manufacturer of industrial pressure and flow instrumentation, Rosemount division of Emerson. Emerson is a large diversified manufacturing company. Tekna Seal was the original developer and producer of these sensor housings, but as the business grew, Emerson decided to bring it in-house at Fusite.

Schott Electronic Packaging Division – Schott has been in the glass business since 1884. They are a huge multifaceted organization that has a large division in Asia that manufactures a comprehensive line of standard hermetic packages for electronics. They recently bought Elecpac to establish a manufacturing presence in the U.S. Tekna Seal rarely competes with Schott at the present time, but Tekna Seal may compete with Schott in the future.

Greatbatch –Wilson Greatbatch invented the high performance lithium battery and Tekna Seal helped them develop the glass-to-metal seal used to keep it performing for the 15 or more years required for medical applications. Once the battery seals were well established in production, Greatbatch brought the operation in-house. Greatbatch also owns the Hittman operation which is the leading supplier of brazed ceramic feedthrus for the implantable medical device industry. Tekna Seal believes that it may be able to compete with Hittman for business from the developers of the next generation of implantable devices.

There are many other suppliers of glass-to-metal and ceramic-to-metal hermetic assemblies, but most of them seem to specialize in a rather narrow market niche and so do not usually directly compete with Tekna Seal.

Workforce and Production Equipment

Tekna Seal has 15 employees, including 3 long-term temporaries, working with three glass sealing furnaces and one vacuum brazing furnace in 8,000 square feet of space. The current glass sealing furnaces are being utilized on two shifts, five days per week at about 30% of their theoretical production capacity, so there will be no near-term need for additional glass sealing equipment. Additional temporary assemblers will be hired as required to meet demand.

Tekna Seal is negotiating a lease for an additional 4,000 square feet to space to house production and offices optimized for the manufacture of brazed ceramic feedthrus for the medical industry.

General Flange & Forge LLC

General Flange and Forge LLC (“GF&F”) is one of approximately 10 domestic flange manufacturers in the United States, and the only one on the East Coast. The majority of flange manufacturers are in the South West. GF&F is a very customer-driven and service-oriented company. GF&F estimates that the domestic market, combining carbon, stainless and alloy flanges, is a little more than a billion dollars. (This does not include the domestic off-shore drilling industry.)

GF&F’s business model is focused on converting foreign-purchased alloy steel and stainless steel forgings into domestic flanges via value-added processing to provide a finished component with sufficient domestic content to qualify as domestically produced. The company also sells foreign produced finished flanges for certain applications. Additionally, the company will purchase forgings produced in the US and Europe and machine them into finished flanges for high-integrity applications requiring.

Customers

GF&F’s customer base is diversified, serving the petroleum industry, instrumentation companies, valve manufacturers, fabricators, vessel and heat exchanger manufacturers, pump and compressor manufacturers and the domestic flange distributors. The company sells to US distributors in certain geographic regions and also acts as a distributor in the Northeast US market. Additionally, the company sells directly to customers in several fluid-handling market segments, including the highly demanding instrumentation segment where demanding quality requirements provide the opportunity for GF&F to achieve higher margins. Sales to instrumentation companies (Invensys, Endress, Magnetrol, etc.) have been profitable for GF&F.

GF&F’s ability to provide both custom-machined flanges as well as standard (or commodity) flanges has positioned the company as a market leader in the Northeast United States in this Instrumentation market segment. These companies also require flanges machined to metric standards for their markets in Europe and Asia – a competitive advantage for GF&F because of its in-house machining capabilities. GF&F stocks a full range of most commonly purchased flange sizes up to 48” in diameter allowing it to capitalize on short lead-time situations which often provide significantly higher margin opportunities.

GF&F’s largest customer makes up 13% of its total sales for the year. The 5 largest customers total 41% of total sales. GF&F’s relationship with these customers is very strong, but GF&F is constantly trying to improve its in-depth analysis of their product needs, old and new. GF&F also intends to continue its telemarketing campaign, on a daily basis, to obtain new customers. In the near future, GF&F will be doing a mailing program for new customers. GF&F is also working on making improvements to its website and using several SEO and SEM strategies to improve its website traffic.

Growth Strategy

GF&F has determined that machining capabilities are a significant part of the future growth of the company. GF&F must maintain a balanced inventory of commodity and niche products to supply both current and prospective customers. GF&F offers 12 product lines with several different pressure ranges (125 pounds to 2500 pounds) and many different sizes (ranging from ¼” to 42”). GF&F is researching the Shale/Fracking Industry, which is in its infancy at this time. Because there are significant opportunities in this relatively new industry in nearby geographic areas, GF&F believes that the industry may provide significant growth opportunities going forward. GF&F estimates that it is on track to exceed the 15% growth target for the current fiscal year and anticipates similar growth potentials going forward. The recent addition of TubeFit LLC to the QMT family of companies should provide an additional significant sales opportunity for GF&F via TubeFit into the largest domestic flange market, the southwest US/Houston market.

Employees

GF&F has approximately 25 employees, many with significant tenure with the company. Key management and supervisory employees average over 18 years with the company and have spent most of their careers in the flange or related industries. GF&F is continuing to upgrade its staff, with a recent hire of a new Controller and QA Manager. GF&F intends to pursue ISO 9000 registration in the next year.

TubeFit LLC

TubeFit LLC (“TubeFit”) estimates the overall PVF (Pipe Valve and Fitting) market domestically to be well over a billion dollars annually. The segment TubeFit serves is a segment of this market called the General Commodity Welds Fitting and Flange market – estimated to be over $400M annually. TubeFit is a master distributor of import fittings and both import and domestic flanges.

Customers

TubeFit’s customers are primarily wholesalers who sell to contractors and end users and occasionally other distributors. More specifically, TubeFit targets the segment of the market that uses ½” through 24” weld fittings and flanges and requires immediate availability. TubeFit focuses on maintaining inventory of the more commonly used configurations of these fittings and flanges.

Employees

At the present time, TubeFit has only three employees, its President and two employees who are currently handling all company functions. Support for the company for its administrative functions is supplied by QMT corporate personnel at this time. It is anticipated that TubeFit’s staff may grow to approximately five (5) individuals over the next year. TubeFit’s leadership has over 30 years’ experience in this industry.

Growth Strategy

The business plan for growth is to focus on current wholesalers in the Southwest US – primarily Houston, TX and surrounding states. The company has a list of over 1500 potential customers in this area and has an active marketing program to selected potential customers via e-mail, fax, and telemarketing. Many of these potential customers are companies the President of TubeFit dealt with in his role at previous employers in this industry.

While the company growth plan is to expand rapidly, growth will be constrained by the funds available to invest in inventory. This business requires an extensive inventory across configurations and sizes as sales are made to wholesalers on a “pull” basis as they either receive specific orders from their customers or they need to replace inventories in their stocks. In general in TubeFit’s industry, the distributor that has the needed products available, along with competitive pricing, will receive the order.

Competitors

TubeFit has many larger competitors in the geographic area. Much of the selling is relationship-based, given the commodity nature of the product. The company’s President has many good relationships developed in the target market area developed over his 30 years in the business.

TubeFit’s suppliers are primarily well-established foreign manufacturers of these components that may also sell to competitors of TubeFit. There is a well-established supply chain globally for these fabricated metal fittings and flanges with many potential suppliers. Here again, relationships are important as many of those foreign suppliers are family-owned and prefer to sell to companies with which they have good relationships – something the company President has also developed well over his years in the industry. There are multiple sources in multiple countries for these components, and TubeFit does business with suppliers with long track records of reliable performance and competitive pricing. The technology to produce the components is well established and has been used for many years.

Industry Overview

The worldwide metals component industry is comprised of a number of significant industries commonly defined by the process and/or type of metal utilized to manufacture the component. Common processes include casting, forging, machining, stamping, powder metallurgy (conventional P/M, MIM, and powder forging), extrusion and materials range from basic iron and steel to aluminum, magnesium, zinc, precious metals, copper and brass, tin, tungsten, titanium, and many other metallics. While there are no compiled figures for the total of these markets, it is believed to be in total of hundreds of billions of dollars annually.

The businesses being acquired participate in several significant metal component fabrication market segments providing high quality fabricated metal components to some of the fastest growing industries, among them medical devices, firearms, electronic devices, and the fluid handling industries – including energy (oil, gas, power plants, etc.).

Metal Injection Molding Industry

FloMet and AFT are custom manufacturers of small precision metal components – a market estimated to be in excess of $100B annually. MIM technology is increasingly used to manufacture high volume miniature metal components that require specialized material properties or complex design. MIM technology combines the shape making capability of plastic injection molding with the material flexibility of powder metallurgy. Using fine metal powders in combination with a “binder” system, components are injection molded, debound and sintered. This process produces highly dense, complex, precisely shaped parts exhibiting properties approaching that of wrought material. The MIM process is well suited for the manufacture of small, complex components requiring high strength and economic viability.

The MIM industry has enjoyed rapid growth since its inception in the early 1980s. According to Powder Injection Molding International, 235 companies generated $810 million in MIM product sales in 2007, representing over 10% growth in the prior decade. The maturation of MIM has enabled significant penetration of larger markets, including automotive applications. These build on the earlier penetrations in firearms, electronics, cellular telephones, disk drives, orthodontics, watches and eyeglasses.

In particular, the global aging population creates opportunities for the medical industry, a major market segment for the MIM companies. The Centers for Medicare and Medicaid Services expects that healthcare spending growth in the US will continue to outpace GDP growth for the foreseeable future, even through the recessionary periods. Also, despite the recent economic downturn, the U.S. firearms industry has grown and background checks for gun sales in 2011 reached a record high. Thus, focus on certain growth industries despite the recessionary periods allows the companies to somewhat mitigate this risk.

Global MIM Market – Historical Growth

Source: Power Injection Molding International, BCC Research; Note: data for 2008 not available

Presently, the worldwide MIM market is estimated to be in excess of $1.0B annually with recent annual growth rates of over 20% compounded as the technology receives increasing acceptance as a cost-effective and reliable solution to the challenges of high volume manufacture of tightly-toleranced small metal components.

Current analysis of the MIM industry shows that macro growth drivers for the industry are strong. According to BCC Research, the global MIM market is projected to grow from $985 million in 2009 to $1.9 billion in 2014, representing a 14.0% annual growth rate. In North America, the market for MIM product is projected to grow from $231 million in 2009 to $424 million in 2014. In Europe, the market for MIM product is projected to grow from $280 million in 2009 to $484 million in 2014.

	2009		2014		CAGR%
Region	($ Millions)	(% Share)	($ Millions)	(% Share)	2009-2014
Asia	460.8	48	959.0	51	15.8
Europe	279.7	28	484.0	25	11.6
North America	231.0	23	424.0	22	12.9
Rest of World*	13.4	1	33.0	2	19.8
Total	984.9	100	1900.0	100	14.0

* ROW includes South America, Australia, non NATO-Europe (inc. Russia) Source: BCC Research

Prospects for the MIM industry are correlated to the health of medical, firearms, automotive, dental, telecommunications and electronics industries. The global aging population creates opportunities for the medical industry. The Centers for Medicare and Medicaid Services expects that healthcare spending growth in the US will continue to outpace GDP growth for the foreseeable future, even through the recessionary periods. Despite the recent economic downturn, the U.S. firearms industry has grown and background checks for gun sales in 2011 reached a record high 15 million. The recovering U.S. automotive industry is expected to continue to grow. Analysts and executives project U.S. auto sales to grow 4 percent to 9 percent in 2012, the third consecutive annual gain.

The MIM industry continues to build on developments in materials and processing technologies, opening up new markets and applications. One such market is the turbo vanes market. The European automotive markets continue to witness an increased demand for turbo vanes due to (i) a shift from investment casting to MIM technology (ii) upcoming emissions regulation forcing automotive companies to shift back to turbo-technology, creating large additional volumes for turbo manufacturers/suppliers. As one of the market leaders in the European turbo market, AFT should continue to witness sales growth.

In addition to positive end market growth, the outlook for the MIM industry is encouraging as manufacturers focus on better performance and lower costs. According to Global Industry Analysts, the focus on increased productivity and capacity requirements in key end-use markets will push demand for MIM parts as manufacturers begin channeling investments for global competitiveness. The growing trends towards miniaturization and developing newer components with greater mechanical strength will present great opportunities for MIM technology. Particularly, as the early movers in MIM technology, FloMet and AFT have extensive experience developing diverse customer applications, providing the Group with considerable competitive advantages in miniature component manufacturing.

Glass Seal Manufacturers

It is estimated that the size of the market for independent glass seal manufacturers is between $250M and $500M annually. The major areas of growth in this market are in the industrial sensor segment and in the seals required for implantable medical devices and the batteries that power these devices. Tekna Seal anticipates that its growth in revenues for the near future will be driven by sales of seals for newly designed implantable medical devices. In the next two years the growth will come from implantable battery projects already in the development and approval stages, while growth for the out years will also include brazed ceramic feedthrus for implantable devices designed to provide new therapies to patients.

Pipe Fittings and Flanges

The overall domestic PVF (Pipe Valve and Fitting) market is estimated to be well over a billion dollars annually. This includes the carbon, stainless and other alloy flange market GF&F serves. By way of example, TubeFit serves a segment of this market called the General Commodity Welds Fitting and Flange market, which is estimated to be over $400M annually.

Within the overall PVF industry, the stainless steel forgings and flanges is over $225M per year and is estimated to be growing at 6% to 8% p.a. (Source: Trade Adjustment Assistance For Firms Sponsored by the U.S. Department of Commerce). This market is dependent on the petrochemical, refinery and public utility markets, which are the major end users of stainless steel forgings and flanges. With an aging infrastructure, there is anticipated to develop a significant replacement market for flanges, fittings and valves that wear out in these plants. Both GF&F and TubeFit should be able to reap the benefits of such expected growth.

Overall, the PVF market is poised for continued growth. The increasing attention on energy, chemical manufacturing, food processing, and other industries requiring flow management all appear to position the companies within this industry, including GF&F and TubeFit, for continued growth. Furthermore, the recent yet to be proven shale gas opportunity could also provide additional growth opportunities going forward.

QMT Acquisition Agreement and Related Agreements

Quadrant indirectly owns 74% of the membership interests of QMT through its wholly-owned subsidiaries QMP and QTS. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. The remaining twenty-six percent (26%) of QMT is owned by the Non-Controlling QMT Investors. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. On April 6, 2012, ARC entered into the QMT Acquisition Agreement with QMT Sellers in which ARC will acquire all of the Membership Interests from the QMT Sellers. Under the terms of the QMT Acquisition Agreement, at the closing, we will acquire 100% of the Membership Interests of QMT in exchange for the issuance of an aggregate of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), consisting of 5,808,066 shares of Common Stock to be issued in the aggregate to two wholly-owned subsidiaries of Quadrant, QMP and QTS, (equal to 2,978,495 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), and a total of 2,049,831 shares of Common Stock to be issued to the Non-Controlling QMT Investors (equal to 1,051,195 shares after giving effect to the proposed 1:1.95 Reverse Stock Split).

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to the Preliminary Proxy Statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000.

In addition, Quadrant and QMT have entered into a non-exclusive financial advisory agreement whereby Quadrant performs ongoing consulting and advisory services for QMT through Quadrant personnel (acting at all times as independent contractors to the QMT). The scope of such services includes business consulting services, financial advisory services, and other services. In consideration for such services, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. QMT shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services. The QMT-Quadrant financial advisory agreement will continue in effect following the acquisition of QMT by the ARC and, as amended, will remain effective through December 31, 2013.

INFORMATION ABOUT THE AFT ACQUISITION

AFT Transaction Structure

On April 6, 2012, PCC, AFTE and ARC entered into the AFT Acquisition Agreement under which ARC will purchase from PCC one-hundred percent (100%) of the shares of AFT (the “AFT Shares”) and one-hundred percent (100%) of the Hungarian special purpose acquisition company holding certain AFTE assets and AFTE real property (the “AFTE SPV”). The total purchase price for AFT is $43,000,000 of which $25,400,000 will be payable in cash and $17,600,000 will be the principal amount of the AFT Convertible Note. The AFT Convertible Note will be convertible at the option of the holder into shares of Common Stock on the basis of the 30-day average trading value of the Common Stock immediately preceding conversion (subject to certain restrictions). The AFT Convertible Note may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC; assuming a conversion price calculated as of April 9, 2012, conversion of the AFT Convertible Note could result in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split), in partial consideration for the AFT Acquisition. The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula of the AFT Convertible Note as of the dates of actual exercise of conversion by PCC. The foregoing approximations regarding the number of shares issuable pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only. If Proposal No. 3 is approved by the ARC Shareholders, such authorization will permit ARC to issue shares of ARC Common Stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares.

Background to the AFT Acquisition

On November 22, 2011, QMT entered into a non-binding letter of intent with AFT. QMT subsequently authorized ARC to proceed with the negotiation of the acquisition of AFT. The terms and conditions for the acquisition have been negotiated by ARC management since January 2012. We believe the acquisitions of AFT would complement our new specialty metals business strategy which, in addition to driving organic growth, includes pursuing value-creating acquisitions and adding complementary growth platforms to provide scale and revenue diversity. We consider AFT to be a leading player in key markets with attractive synergies, business mix and strong technological capabilities that fit well with our business development criteria.

Information about AFT

Advanced Forming Technology

AFT is a leading provider of small precision metal components to a wide variety of industries. AFT specializes in using the MIM technology to produce complex, miniature parts.

AFT, a division of a publicly-traded company, Precision Castparts Corporation (“PCC”), is comprised of two operating units, US-MIM and AFT Europe. AFT-US was founded in 1987 and quickly became an industry leader of MIM technology. PCC acquired AFT-US in 1991. Demand for MIM products grew steadily throughout the 1990’s. In 1998, AFT-US moved its operations to a 113 acre campus in Longmont, Colorado with a 105,000 square foot facility. During 2001, AFT-Europe was established on 10 acres in Rétság, Hungary as a supplier of MIM products to the European automotive industry. Following AFT’s successful U.S. model, a new state of the art facility was designed and built. The facility has since been expanded and upgraded.

The business provides custom material solutions and has the capabilities to develop and test new materials based upon customer requirements. AFT’s current material capabilities include stainless steels, low alloys steels, alloy steels, soft magnetic materials, implant grade materials, high temperature alloys and titanium alloys. AFT has invested in the latest technology to provide cost-effective, efficient, and customized solutions to clients’ tooling and quality metal injection component manufacturing needs.

Major Markets and Customers

AFT categorizes its market by six segments:

-	Automotive: Products include turbo charger vanes, fuel injector armatures, connectors, struts, linkages, pistons, rollers.

-	Medical: Products include precision components and devices for the medical manufacturing industry, and high quality medical implants such as femoral, tibial and hip replacement components.

-	Aerospace: Products include bushings, fasteners, compressor blades, rotors, brackets, inlets and other aircraft components.

-	Consumer: Products include components for a wide variety of consumer products, such as power hand tools, etc.

-	Firearms: Products include triggers, sights and fire control mechanisms.

-	Electronics: Products include connectors and other electrical components.

Throughout the past 24 years, AFT’s technical expertise has enabled it to establish strong business relationships with industry leaders such as Ethicon, Depuy, Paragon Medical, Johnson & Johnson, Stryker, Stanley/Black & Decker, Honeywell Automotive, Smith and Wesson, Ruger, GE Aerospace, and Honeywell Aerospace. During the economic downturn of the past few years, the business never ceased leveraging its technical expertise to solidify and expand its product approval base. As the world economy continues to improve, AFT has begun to reap the benefits of its efforts and, as a result of its product approvals, will continue to enjoy those benefits for the foreseeable future.

Operations and Employees

AFT’s US-MIM Division has approximately 109 full time and approximately 67 temporary employees. The facility comprises a total of 105,000 square feet under roof and is equipped with state of the art machinery for the manufacture of MIM components. Highly sophisticated automation and controls are utilized, enabling high volume product flow with minimal interruption. Key equipment includes 22 moldings machines, 2 de-bind machines and 10 furnaces. In addition, many secondary and support type machines are utilized for tool building, inspection, cold forming, drilling, machining, and sorting.

AFT-Europe has approximately 117 full time and approximately 67 temporary employees. The facility comprises a total of 70,000 square feet under roof and is similarly equipped to the US-MIM Division, with the exception of its grinding centers. Key equipment includes 15 molding machines, 2 de-bind machines, 4 furnaces and 16 grinding centers. As with the US-MIM Division, AFT-Europe utilizes many secondary and support type machines for tool building, inspection, cold forming, drilling, machining, and sorting.

Competitors

AFT’s competition includes both other MIM manufacturers and competing technologies such as precision machining and investment casting for certain applications. There are about 40 identified MIM manufacturers involved in contract manufacturing and perhaps a dozen or so captive operations. While a lack of public information makes it difficult to provide a specific ranking of competitors, AFT is commonly recognized among the top three MIM competitors in North America and among the top four MIM competitors in Europe. AFT’s main competitors include FloMet, Indo-MIM, Parmatech, Kinetics, GKN, Schunk and Parmaco.

AFT Acquisition Agreement and Related Agreements

On April 6, 2012, PCC, AFTE and ARC entered into the AFT Acquisition Agreement pursuant to which ARC will purchase from PCC one-hundred percent (100%) of the shares of AFT and a Hungarian special purpose acquisition company (the “AFTE SPV”), which will hold the Hungarian assets currently owned by AFTE. Prior to closing, PCC will cause AFT to transfer the Thixoforming Division of AFT, including all of the associated liabilities, to PCC. The purchase of the AFT Shares and AFTE SPV will exclude certain liabilities, including tax liabilities and intercompany accounts obligations.

REASONS FOR THE PROPOSED ACQUISITIONS

In the course of reaching its recommendation, ARC’s Board of Directors consulted with QMT and AFT management and its financial and legal advisors and considered a number of factors, both positive and negative, and potential benefits and detriments of the QMT and AFT Acquisitions. ARC’s Board of Directors believes that the following factors supported its decision to approve the proposed Acquisitions:

Leading Market Share

The QMT Group companies and AFT each enjoy substantial market positions in their respective industries. As the pioneer and recognized industry leader in MIM and customized materials technology, backed by years of extensive experience and refinement, FloMet has established substantial market share in key markets in the MIM industry, including being the leading supplier in the orthodontics market, #1 position for manufacturing components for minimally invasive surgery equipment and leading provider of receiver cores for hearing aids. Similarly, AFT enjoys leading market position within various key markets, including being a leading U.S. manufacturer of firearm components, as well as leading supplier of automotive components including turbocharger vanes and fuel injector armatures. Tekna Seal has carved a niche for itself within the broader glass sealing industry by becoming a key provider of aircraft and military sensors, and for the hermetic seals required for implantable medical devices. In addition, due to its unique location and its ability to provide both custom-machined flanges as well as standard flanges, GF&F is well-positioned as a market leader in the northeast U.S., particularly in the instrumentation market segment. For the twelve months ended Dec 31, 2011, the QMT Group generated approx. $26.4 million in sales while AFT generated approx. $31.0 million in sales for the twelve months ended December 31, 2011 (unaudited pro-forma consolidated statement of operations). In the recent months, the companies have gained additional market share, with total sales of approx. $11.6 million for the combined companies (QMT Group sales of $5.5 million and AFT sales of $6.1 million) for the two months ended February 29, 2012 (un-audited, non-reviewed figures). The companies anticipate similar growth over the coming years.

Attractive Industry Profile

The QMT Group companies are well positioned to benefit from strong trends in multiple growth markets. The businesses participate in several significant metal component fabrication market segments providing high quality fabricated metal components to some of the fastest growing industries, among them medical devices, firearms, electronic devices, and the fluid handling industries – including energy (oil, gas, power plants, etc.). In particular, the MIM technology is increasingly used to manufacture high volume miniature metal components that require specialized material properties or complex design. The worldwide MIM market is estimated to be in excess of $1.0B annually with recent annual growth rates of over 20% compounded as the technology receives increasing acceptance as a cost-effective and reliable solution to the challenges of high volume manufacture of tightly-toleranced small metal components. The MIM industry continues to build on developments in materials and processing technologies, opening up new markets and applications. In addition, with respect to the Group companies operating in the fittings/flanges industry, attention on energy, chemical manufacturing, food processing, and other industries requiring flow management, as well as an aging infrastructure, all appear to position GF&F and TubeFit for continued growth. Furthermore, the recent yet to be proven shale gas opportunity also provides additional growth opportunities for these companies.

Track Record of Profitable Businesses

The companies continue to demonstrate strong operating and financial performance by offering attractively priced, innovative solutions for high quality fabricated metal components for some of the fastest growing industries. The companies have consistently achieved strong financial results with growing margins and substantial market share. The combined QMT Group’s total revenues for the twelve months ended December 31, 2011 were approximately $26.4 million vs. approximately $20.4 million for the year ended June 30, 2011. Furthermore, the QMT Group witnessed further sales growth in recent months, with total revenues of approx. $5.5 million for the two months ended February 29, 2012 (un-audited, non-reviewed figures). AFT witnessed similar growth, with total revenues of approx. $6.1 million for the two months ended February 29, 2012 (un-audited, non-reviewed figures), $31.0 million for the twelve months ended December 31, 2011, and $25.2 million for the twelve months ended April 3, 2011.

Similar to the revenue growth, the companies witnessed improved operating income and margins. QMT Group’s earnings before interest, taxes, depreciation and amortization expenses (EBITDA) were approx. $4.8 million for the twelve months ended Dec 31, 2011 vs. $3.7 million for the year ended June 30, 2011. Furthermore, QMT Group generated EBITDA of approx. $1.2 million for the two months ended Feb 29, 2012 (un-audited, non-reviewed figures) implying improved overall performance and robust growth in margins (from 18% for prior periods to 22% over the recent months). Similarly, AFT witnessed similar improvement in operating performance and margins having generated EBITDA of approx. $670k for the two months ended Feb 29, 2012 (un-audited, non-reviewed figures), vs. $3.1 million for the twelve months ended Dec 31, 2011 and $2.6 million for the twelve months ended April 3, 2011. The QMT Group companies anticipate similar growth over the coming years. AFT is also on a similar trajectory to grow during the course of the next two calendar years.

Stable and Growing Customer Base

The QMT Group companies have each enjoyed and developed strong and trusted relationships with its customers. Some of the key customer relationships include Covidien, Boston Scientific, Cardinal Health, Ormco/Sybron Dental, Hu Friedy, Starkey, Oticon, Ethicon, Depuy, Paragon Medical, Johnson & Johnson, Stryker, Stanley/Black & Decker, Honeywell Automotive, Smith and Wesson, Ruger, GE Aerospace, and Honeywell Aerospace, Goodrich Aerospace, Camtech, Invensys, Endress and Magnetrol. The companies’ engineers work closely with customers through each step of the process to develop and design products meeting precise requirements. Each of the companies serves key players in their respective industries and have built a significant reputation, exceeding the needs and expectations of its customers leading to a consistent and stable customer base. Most of FloMet’s business relationships are longstanding, including certain components that FloMet has produced for over 10 years. This is primarily a reflection of FloMet’s performance on an ongoing basis in meeting and exceeding customer expectations in quality, delivery, and total cost. This commitment to customer satisfaction, quality and attractive pricing has enabled the companies to build and maintain strong customer relationships. This stable customer base has provided both a platform for predictability of revenues as well as a strong pipeline of growth as current and new customer needs continue to grow as exemplified by the consistent increase in revenues as well as committed customer contracts.

Proprietary Technology or Significant Barriers to Entry

As the leader and pioneer of MIM technology, FloMet’s competitive advantage lies in its proprietary process to produce innovative products utilizing both its MIM technology and unique feedstock mixing to deliver miniature component solutions. FloMet’s technology enables it to have a significant pricing advantage for high volume and complex component needs in comparison to its competitors and competing technologies. FloMet’s process is backed by years of development and refinement, including proprietary sintering furnaces built by FloMet, proprietary design process control software built in-house as well as extensive capital expenditure and R&D invested over the years creating a significant barrier to entry for new entrants and low likelihood of customer switching. Similarly, Tekna Seal’s high technology target markets require the highest levels of performance and reliability that are provided by the company’s proprietary glass and ceramic seal technology, and the complexities of these customers’ designs make the responsive and deep engineering support provided by the Tekna Seal team mandatory. These factors allow Tekna Seal to maintain gross margins of over 45% and grow revenues at an average of about 15% per year.

Significant Growth Potential

The QMT Group companies expect to continue to expand their offerings to both their existing customer base as well as potential customers with which they are developing deeper relationships. With the addition of AFT-Europe operations, the businesses will be able to take advantage of the low cost country footprint in Europe to supplement the U.S. operations and expand its customer base. With the growth in the worldwide MIM applications due to increasing acceptance as a cost-effective and reliable solution to the challenges of high volume manufacture of tightly-toleranced small metal components. The MIM industry continues to build on developments in materials and processing technologies, opening up new markets and applications. One such market is the turbo vanes market. The European automotive markets continue to witness an increased demand for turbo vanes due to (i) a shift from investment casting to MIM technology (ii) upcoming emissions regulation forcing automotive companies to shift back to turbo-technology, creating large additional volumes for turbo manufacturers/suppliers. As one of the market leaders in the European turbo market, AFT should continue to witness sales growth. In addition, due to the increased attention on energy, chemical manufacturing, food processing, and other industries requiring flow management, as well as an aging infrastructure, there exist significant growth opportunities for GF&F and TubeFit within the pipe flange and fittings industry it currently services.

Forefront of Customized Materials Technology

The MIM companies have been at the forefront of customized materials technology and are leaders in development and establishment of unique material properties, representing one of most significant competitive advantages. Both FloMet and AFT have been providing innovative solutions for customers for the past several years to address their needs for custom material properties for specific component requirements. Through the companies’ expertise in creating customized materials and in-house control of all process steps the companies’ processes allow a variety of unique alloys to be produced.

Seasoned Management Team

The Group is led by a very strong management team that is intimate with the industry and is commercially, operationally, and technically excellent. The senior management team has a broad range of manufacturing experience in the diversified metal manufacturing industry. In particular, with regards to FloMet and AFT, as the pioneers in the industry, individuals of the management team have been among the key innovators on the forefront of MIM technology, responsible for the substantial positions these companies have held as MIM has evolved.

Scale Advantages and Synergies

The combination of the QMT Group and AFT makes strategic sense. There exist a number of synergies between the businesses, including cross fertilization of product/customer applications, expanded R&D capabilities, and operational synergies, among others. Over the recent months, both companies have achieved significant revenue and earnings growth. For the two months ended Feb 29, 2012 (un-audited, non-reviewed) the total sales and EBITDA of the combined businesses were approx. $11.6 million and $1.9 million respectively, a significant improvement over prior periods. We believe the merger of the businesses will help generate further scale and lead to enhanced revenue and earnings growth. Overall, the merger of two of the largest recognized leaders in the MIM industry will provide distinct scale advantages creating substantial barriers to entry for other companies and providing ARC with long-term strategic positioning as the clear market leader in the MIM industry.

Some of the more significant synergies among ARC, QMT and AFT include the following:

•	The broad array of technical expertise (materials, processes, technical talent) will allow for sharing and transfer of best practices and technical advancements among the companies;
•	The combination of the businesses is anticipated to create economic efficiencies for significant supplier and vendor negotiation advantages among the businesses, thereby providing potential for significant cost savings and the opportunity for overall margin enhancement going forward;
•	Economies of scale through a larger organization are also expected to facilitate better per-unit pricing on insurance, employee benefits and similar efficiencies;
•	Larger scale revenues and balance sheet assets are anticipated to provide the basis to negotiate better credit terms with suppliers;
•	The presence of AFT in Hungary is expected to provide low cost country manufacturing for distribution in Europe and to emerging markets to supplement the U.S. operations;
•	We intend to explore using ARC’s existing relationships and supply chain in China for future production of QMT and AFT products; and
•	Larger scale revenues to support mainly fixed costs are expected to provide greater cost efficiencies for the Company and its shareholders, including, without limitation, with respect to Nasdaq fees, legal compliance costs, audit fees, transfer agent fees, filing fees, annual meeting costs, investor relations costs, board of directors compensation and similar annual expenditures.

We also believe that following the QMT and AFT Acquisitions there will be significant opportunities to apply our established management techniques to improve margin and return on invested capital. The Acquisitions are expected to provide a platform for additional acquisitions. The Acquisitions are also expected to deliver accretive earnings and to return enhanced value on invested capital within three to five years.

In addition, the Company intends to continue to continue to design and develop hardware, including antennas, radios, and related accessories, used in broadband and other wireless networks. We supply our antenna products to public and private carriers, wireless infrastructure providers, wireless equipment distributors, value added resellers and other original equipment manufacturers.

Both the QMT and AFT companies have strong operating platforms and are expected to provide ARC with significant scale and revenue diversity. Company management believes that the combination and synergies of the companies will provide a strong foundation for ARC to become a leading diversified manufacturing company.

Due Diligence Process

ARC’s Board of Directors considered the scope of the due diligence investigation conducted by management and third-party advisors and evaluated the results thereof. A thorough due diligence review of the QMT Group as well as the AFT-MIM Businesses (US and Hungary) was conducted. The process covered several aspects, including but not limited to the following:

-	Review of the metal component fabrication industries, in particular the review of the metal injection molding, glass-to-metal sealing, and pipe flanges and fittings industries. Such review covered study of the market dynamics and size, historical growth trends, future growth opportunities, competitive landscape, and the companies’ respective size and position within the industries;

-	Detailed financial review including review of audited financial statements, where available, or performing new audits, where not available, for the prior two to three years, asset base review of the companies, review of historical cash flows and future cash flow generating capabilities, and CapEx requirements review;

-	Customer and product portfolio diligence with respect to assessing the sustainability of future sales forecasts and growth prospects;

-	Organization structure diligence, including a detailed profile of key management at each of these companies, the full range of skills and capabilities, and any potential employee-related liabilities and costs;

-	Review of intellectual property rights, including trademarks, patents, and other areas of unique and intrinsic value;

-	Review of all material contracts of the companies with customers, suppliers and any other third parties;

-	Review of any and all outstanding debt agreements, promissory notes or guarantees, security agreements, equipment leases, any other actual or contingent indebtedness;

-	Legal review, including review of all concluded, pending or threatened litigation, governmental proceedings or other potential claims, review of all material governmental permits, franchises, licenses and approvals, and review of the ownership and capitalization structure;

-	Detailed tax diligence, including review of historical tax filings, review of recent tax notices and any pending or potential issues with tax authorities;

-	Review of all product warranties and listing of warranty claims, reserves and expenses;

-	Diligence on compliance with environmental laws and regulations, review of past environmental reports and audits, and conducting environmental studies, where applicable;

-	Review of potential operating synergies and cost improvements that may exist upon combination of the various businesses; and

-	Other diligence items customary to a transaction of this nature

In addition, the Board of Directors also considered the different types of risks, including those inherent specifically to these businesses, as well as market and macroeconomic risks.

In addition to management visits to the U.S. and Hungarian facilities of the various companies, the Board of Directors retained services of several third-party consultants and advisors to bolster the internally run due diligence process and use their specialized expertise in various aspects of the process. These firms include the following:

-	The New York law firm of Wuersch & Gering LLP serves as counsel to ARC on corporate and securities compliance matters. Wuersch & Gering LLP also represents Quadrant, Brean Murray and QMT. Each of ARC, Quadrant, Brean Murray and QMT have waived any conflicts in respect of the joint representation by Wuersch & Gering LLP. Wuersch & Gering LLP has assisted ARC, Quadrant, Brean Murray and QMT with certain due diligence and advised ARC, Quadrant, Brean Murray and QMT with respect to drafting, negotiating and finalizing definitive agreements related to the Acquisitions. Wuersch & Gering LLP has extensive experience representing international clients in corporate, commercial, litigation, regulatory and complex business matters, including advising public and private companies, private equity funds, hedge funds, investment advisors, investment companies, private family offices, broker-dealers and international banks, among others.

-	The law firm of VJT & Partners was engaged to conduct legal and tax due diligence on the AFT Hungarian operations. VJT & Partners is a leading Hungarian commercial law firm advising international and domestic corporate clients and entrepreneurs. The law firm has served as a leading advisor to international private equity, venture capital and strategic investors on their investments into Hungarian companies and has been involved as lead counsel in over 50 transactions over the past 14 years in addition to significant experience advising multinational companies on a broad range of issues, including intellectual property, data protection, outsourcing and technology.

-	The New York office of the law firm of Garvey Schubert Barer was engaged as independent legal counsel to the Special Committee of the Board of Directors. Since its founding in 1966, Garvey Schubert Barer has counseled clients across virtually all industry sectors, with a special emphasis in international trade and transportation, maritime law, healthcare, technology, manufacturing, financial services, real estate, communications and media, and arts and entertainment. The Firm represents middle-market companies as well as a broad range of privately-held businesses, investment firms, financial institutions, nonprofit organizations, government entities and individuals.

-	The valuation services firm of Aranca was hired to perform independent valuation analyses on each of the companies and to render a fairness opinion. Aranca is a global end-to-end provider of world-class investment and business research, valuation services and intellectual property research. Aranca has significant experience in valuation and corporate finance matters.

-	The environmental consultants, ECS Limited, were hired to conduct environmental study on certain facilities. ECS Limited is a nationally ranked provider of environmental and geotechnical engineering as well as construction observation and testing services. ECS Limited has substantial environmental due diligence and risk evaluation experience.

-	Corporate Human Resources (“CHR”) was engaged to conduct a pre-acquisition due diligence review of the human resources function of AFT. CHR is a full service human resources management and consulting firm specializing in human resources in small to mid-size companies. The principal of CHR has established and managed human resources departments for more than 25 years in a variety of industries including, manufacturing, restaurants, and retail.

-	The audit firms of Hein & Associates LLP and Dreggors, Rigsby & Teal, P.A. were engaged to conduct audits and quarterly stub period reviews of the companies. Hein & Associates LLP is a leading full service CPA firm with technical expertise, experience, and specialized knowledge for many industries. Dreggors, Rigsby & Teal, P.A. is a leading full service CPA firm with significant experience in the field of public accounting, including auditing, tax consultation and preparation, financial planning and investing.

The foregoing discussion is not intended to be exhaustive, but it is believed to include the material factors our Board of Directors considered with respect to the Acquisitions. Based on the market outlook, thorough business diligence and a qualitative analysis of risk factors involved, the Board determined that the Acquisitions would be in the best interests of ARC’s shareholders.

REGULATORY APPROVALS

Antitrust in the United States

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and the related rules and regulations that have been issued by the Federal Trade Commission (the “FTC”), certain acquisition transactions may not be consummated until certain information and documentary material (“Premerger Notification and Report Forms”) have been furnished to the FTC and the Antitrust Division of the Department of Justice (the “Antitrust Division”) and certain waiting period requirements have been satisfied. We have concluded that the notification requirements of the HSR Act will not apply to our proposed acquisition of QMT and AFT. However, if the FTC or Antitrust Division challenges the conclusions of our analysis, we may be required to file a remediating notification regarding the Acquisitions. The filing of such remediating notifications, if required by the FTC or Antitrust Division, could subject the Company to fines and/or other regulatory actions, and/or delay the prospective closings of the Acquisitions. At any time before or after the AFT Acquisition or QMT Acquisition, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the AFT Acquisition, QMT Acquisition or seeking the divestiture of AFT or QMT or the divestiture of substantial assets of ARC or its subsidiaries or of AFT or QMT or their subsidiaries. Any such action by the FTC or Antitrust Division could have a material and adverse effect on our Company and/or cause the termination our Acquisition plans.

In addition, the AFT Acquisition and QMT Acquisition may be reviewed by the attorneys general in the various states in which we, AFT and QMT operate. These authorities may claim that there is authority, under the applicable state and federal antitrust laws and regulations, to investigate and/or disapprove of the AFT Acquisition and/or QMT Acquisition under the circumstances and based upon the review set forth in applicable state laws and regulations. We cannot assure you that one or more state attorneys general will not attempt to file an antitrust action to challenge the AFT Acquisition or QMT Acquisition. Private parties also may seek to take legal action under the antitrust laws in some circumstances.

Foreign Competition Law Filings

QMT, AFT and ARC sell products in a number of jurisdictions throughout the world (including in the European Union), where antitrust filings or approvals are required or advisable in connection with the completion of the AFT Acquisition and QMT Acquisition. We are currently submitting notifications and seeking approvals in the relevant jurisdictions. We believe that completion of the AFT Acquisition and QMT Acquisition will be approved without conditions in all such countries where approval is required. However, we cannot rule out the possibility that any foreign antitrust authority might seek to require remedial undertakings as a condition to its approval.

We cannot assure you that all of the regulatory approvals described above will be obtained and, if obtained, we cannot assure you as to the timing of any approvals, our ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals. We also cannot assure you that the Department of Justice, the FTC or any state attorney general or any other governmental entity or any private party will not attempt to challenge the completion of the AFT Acquisition and QMT Acquisition on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

Explanatory Note Regarding All Financial Information

ARC’s fiscal year end is December 31st; the QMT Group has a June 30th fiscal year end; and AFT has a fiscal year end of March 31st. The financial information presented for ARC at December 31 is audited. The Financial information of QMT dated December 31 is unaudited for the six months ending at such date. The Financial information of AFT dated December 31 is unaudited for the nine months ending at such date. The historical and pro forma per share data for ARC and the combined acquisitions of QMT and AFT are set forth in the “Unaudited Pro Forma Consolidated Statement Of Operations For The Twelve Months Ended December 31, 2011” contained in the “Unaudited Pro Forma Consolidated Financial Statements” that appear below.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF QMT

The following discussion is intended to assist in understanding QMT’s business and the results of its operations. It should be read in conjunction with the Consolidated Financial Statements and the related notes that appear elsewhere in this proxy statement. Certain statements made in this discussion may be forward looking. Forward-looking statements involve risks and uncertainties and a number of factors could cause actual results or outcomes to differ materially from QMT’s expectations. See “Cautionary Statements” at the beginning of this proxy statement for additional discussion of some of these risks and uncertainties.

The QMT Acquisition is being accounted for as a “reverse acquisition,” and QMT is deemed to be the accounting acquirer in the acquisition. The financial statements of QMT are presented as the continuing accounting entity. The equity section of the balance sheet and earnings per share of QMT are retroactively restated to reflect the effect of the terms of the QMT Acquisition Agreement.

Fiscal Year-End

The QMT Group companies’ fiscal year end is June 30th.

QMT was formed in April of 2011 and commenced consolidating in June of 2011.

Business Overview

The worldwide metals component industry is comprised of a number of significant industries commonly defined by the process and/or type of metal utilized to manufacture the component. Common processes include casting, forging, machining, stamping, powder metallurgy (conventional P/M, metal injection molding (“MIM”), and powder forging) and extrusion. Materials range from basic iron and steel to aluminum, magnesium, zinc, precious metals, copper and brass, tin, tungsten, titanium and others. While there are no compiled figures for the total of these markets, it is believed to be in total of hundreds of billions of dollars annually.

The QMT companies participate in several significant metal component fabrication market segments providing high quality fabricated metal components to some of the fastest growing industries, among them medical devices, firearms, electronic devices, and the fluid handling industries – including energy (oil, gas, power plants, etc.).

QMT owns a majority interest in four companies: FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC and TubeFit LLC (collectively referred to as the “QMT Group”), as described in further detail below. The QMT Group’s consolidated financial information are disclosed below, as well as the information for QMT itself.

QMT was formed in April 2011, to function as a holding company for a group of diversified manufacturing and distribution companies. Upon formation, QMT acquired controlling interests in Tekna Seal as of May 1, 2011 and in Flomet as of June 30, 2011. In addition, QMT acquired GF&F as of April 14, 2011 and has held controlling interests in GF&F since that date. Furthermore, TubeFit was formed on November 1, 2011 and QMT has held controlling interests in TubeFit since that date. While QMT was formed in 2011 as a holding company, Quadrant has held controlling interests in FloMet and Tekna Seal for over 20 years.

GF&F has been in business since 1972. GF&F is a domestic manufacturer of flanges in carbon steel, stainless steel and the alloys. GF&F also manufactures metric flanges, orifice unions, galvanized flanges, long weld necks, pad flanges/studding outlets, special facings and custom flanges. Since 1972, GF&F has been manufacturing domestic flanges in carbon steel, stainless steel and alloys. GF&F also maintains a large inventory of galvanized flanges and orifice unions. QMT believes that GF&F can handle any substantially custom machining requirements and special flange facings.

Consolidated Financial Condition of the QMT Group as of March 31, 2012

As of March 31, 2012, the QMT Group had total assets of $23,999,332, consisting of total current assets of $11,699,307, plant and equipment, net of accumulated depreciation of $4,648,007, and total long-term assets of $7,652,018. The QMT Group’s current assets consisted of cash and cash equivalents of $3,621,809, accounts receivable, net of allowance for doubtful accounts of $3,487,094, inventory of $4,183,126 and prepaid expenses and other assets of $407,278. The QMT Group’s long-term assets consisted of goodwill in the amount of $6,963,796, an amount due from a related party of $401,002 and other long-term assets of $287,220.

The QMT Group’s total current liabilities were $3,338,751, including a current portion of long-term debt in the amount of $1,410,354, accounts payable of $824,002, accrued payroll and related liabilities of $574,171, other accrued expenses of $121,597, an amount due to related party of $300,425 and unearned mold income of $108,202. The QMT Group’s total long-term liabilities are $5,767,378, consisting of long-term debt, net of current portion.

The QMT Group’s total liabilities and members’ equity were $23,999,332, and consisted in part of minority shareholders’ interests of $1,031,131 and members’ equity of $13,862,072.

Financial Condition of QMT and QMT Group Subsidiaries as of March 31, 2012

QMT

As of March 31, 2012, QMT had total assets of $16,999,230, consisting of total current assets of $196,755, and total long-term assets of $16,802,475. The QMT Group’s current assets consisted of cash and cash equivalents in the amount of $42,755 and an amount due from a related party $154,000. QMT’s long-term assets consisted of an investment in General Flange & Forge LLC of $2,792,844, an investment in Tekna Seal LLC of $4,799,778, an investment in FloMet LLC of $9,273,872, an obligation related to TubeFit of $(110,299) and other long-term assets of $46,280.

QMT’s total current liabilities were $600,852, including a current portion of long-term debt in the amount of $410,734, accounts payable of $9,122 and an amount due to related party of $180,996. QMT’s total long-term liabilities were $2,200,306, consisting of long-term debt, net of current portion of $1,567,137, and an amount due to a related party of $633,169.

QMT’s total liabilities and members’ equity were $16,999,230, and consisted in part of members’ equity of $14,198,072.

FloMet LLC

As of March 31, 2012, FloMet had total assets of $12,295,438, consisting of total current assets of $6,188,129, plant and equipment, net of accumulated depreciation of $3,919,692, and total long-term assets of $2,187,617. FloMet’s current assets consisted of cash and cash equivalents of $2,167,798, accounts receivable, net of allowance for doubtful accounts of $1,803,558, an amount due from a related party of $228,461, inventory of $1,743,268 and prepaid expenses and other assets of $245,044. FloMet’s long-term assets consisted of goodwill in the amount of $1,749,657, an amount due from a related party of $401,002 and other long-term assets of $36,958.

FloMet’s total current liabilities were $1,590,964, including a current portion of long-term debt in the amount of $402,692, accounts payable of $413,251, accrued payroll and related liabilities of $396,989, other accrued expenses of $121,597, amount due to related party of $148,233 and unearned mold income of $108,202. FloMet’s total long-term liabilities are $1,725,795, consisting of long-term debt, net of current portion.

FloMet’s total liabilities and members’ equity were $12,295,438, and included members’ equity of $8,587,209 and minority shareholders’ interests of $391,470.

General Flange & Forge LLC

As of March 31, 2012, GF&F had total assets of $6,042,850, consisting of total current assets of $3,678,030, plant and equipment, net of accumulated depreciation of $498,287, and total long-term assets of $1,866,533. GF&F’s current assets consisted of cash and cash equivalents of $416,440, accounts receivable, net of allowance for doubtful accounts of $1,017,728, an amount due from a related party of $606,170, inventory of $1,598,761 and prepaid expenses and other assets of $38,931. GF&F’s long-term assets consisted of goodwill in the amount of $1,711,763 and other long-term assets of $154,770, which included a lease deposit of $12,000, deferred loan costs, net of $19,023 and organizational costs of $123,747.

GF&F’s total current liabilities were $1,030,544, including a current portion of long-term debt in the amount of $562,228, accounts payable of $191,964, accrued payroll and related liabilities of $128,799 and an amount due to a related party of $147,553. GF&F’s total long-term liabilities were $1,909,146, consisting of long-term debt, net of current portion.

GF&F’s total liabilities and members’ equity were $6,042,850, and included members’ equity of $2,792,844 and minority shareholders’ interests of $310,316.

Tekna Seal LLC

As of March 31, 2012, Tekna Seal had total assets of $5,725,155, consisting of total current assets of $1,984,101, plant and equipment, net of accumulated depreciation of $187,686, and total long-term assets of $3,553,368. Tekna Seal’s current assets consisted of cash and cash equivalents of $992,282, accounts receivable, net of allowance for doubtful accounts of $498,088, inventory of $447,638 and prepaid expenses and other assets of $46,093. Tekna Seal’s other assets consisted of goodwill in the amount of $3,373,368, an amount due from a related party of $152,845 and other long-term assets of $27,086.

Tekna Seal’s total current liabilities were $233,002, including accounts payable of $188,107 and accrued expenses of $44,895.

Tekna Seal’s total liabilities and members’ equity was $5,725,155, and included members’ equity of $5,150,541 and minority shareholders’ interests of $341,612.

TubeFit LLC

As of March 31, 2012, TubeFit had total assets of $893,742, consisting of total current assets of $700,335, plant and equipment, net of accumulated depreciation of $42,342, and total long-term assets of $151,065. TubeFit’s current assets consisted of cash and cash equivalents of $2,534, accounts receivable, net of allowance for doubtful accounts of $227,132, inventory of $393,459 and prepaid expenses and other assets of $77,210. TubeFit’s total other long-term assets consisted of goodwill in the amount of $128,939 and other long-term assets in the amount of $22,126, which consisted of deposits in the amount of $8,113, deferred loan costs, net $5,737 and organizational costs, net of $8,276.

TubeFit’s total current liabilities were $297,108, including a current portion of a long term debt in the amount of $34,700, accounts payable of $80,970, accrued payroll and related liabilities of $3,488 and an amount due to related party of $177,950. TubeFit’s total long-term liabilities are $719,300, consisting of long-term debt, net of current portion of $565,300, and an amount due to a related party of $154,000.

TubeFit’s total liabilities and members’ equity is $893,742, and consists in part of members’ equity of $(110,399) and minority shareholders’ interests of ($12,267).

Intercompany Eliminations

The QMT Group had intercompany eliminations to its consolidated balance sheets related to total assets for ($17,957,083), consisting of total current assets for $(1,048,043) and long-term assets for ($16,909,040). The intercompany eliminations for total current assets included accounts receivable, net of allowance for doubtful accounts of ($59,412) and an amount due from a related party of ($988,631). The intercompany eliminations for total long term assets included an amount due from a related party of ($152,845) and eliminations related to the investments in GF&F for ($2,792,844), Tekna Seal for ($4,799,778), FloMet for ($9,273,872) and TubeFit for $110,299.

The QMT Group had intercompany eliminations to its total current liabilities of ($413,719), consisting of an amount due to a related party in the amount of ($354,307) and accounts payable in the amount of ($59,412). The QMT Group also had intercompany eliminations to its total long-term liabilities of ($787,169), consisting of an amount due to a related party. The QMT Group had intercompany eliminations to its total liabilities and members’ equity of ($17,957,083), which included intercompany eliminations to members’ equity in the amount of ($16,756,195).

Financial Condition of GF&F as of December 31, 2011

As of December 31, 2011, GF&F had total assets of $6,064,071, consisting of total current assets of $3,662,548, plant and equipment, net of accumulated depreciation of $526,158, and total long-term assets of $1,875,365. GF&F’s current assets consisted of cash and cash equivalents of $378,885, accounts receivable, net of allowance for doubtful accounts of $1,323,825, an amount due from a related party of $327,209, inventories of $1,574,025 and prepaid expenses and other assets of $58,604. GF&F’s long-term assets consisted of goodwill in the amount of $1,711,763 and other long-term assets of $163,602.

GF&F’s total current liabilities are $1,000,196, including a current portion of long-term debt in the amount of $506,291, accounts payable of $236,108, and accrued payroll and related liabilities of $74,911. GF&F’s total long-term liabilities are $2,150,553, consisting of long-term debt, net of current portion of $2,100,553 and an amount due to a related party of $50,000.

GF&F’s total liabilities and members’ equity is $6,064,071, and consists in part of minority shareholders’ interests of $291,332 and members’ equity of $2,621,990.

Consolidated Results of Operations for the Twelve Month Period Ended December 31, 2011

As illustrated in the unaudited, pro-forma consolidated statement of operations, QMT Group’s total revenues for the twelve months ended December 31, 2011 were $26,375,000, including sales of $26,298,000 and other income of $77,000 (this figure included GF&F revenues from the date of acquisition, April 14, 2011 through the end of year December 31, 2011). The QMT Group’s total cost and expenses for the twelve month period ended December 31, 2011 were $22,645,000, including cost of sales of $16,281,000, selling, general and administrative expenses of $5,934,000 (which included depreciation and amortization (D&A) expenses of $740,144) and net interest expenses of $430,000. The QMT Group’s earnings from operations (EBIT) for the period were $4,083,000 and the earnings before interest, taxes, depreciation and amortization expenses (EBITDA) for the period was $4,823,144 (EBIT of $4,083,000 plus D&A of $740,144). The QMT Group’s earnings before minority interests were $3,730,000. After minority interest, QMT’s net income was $3,347,000.

Consolidated Results of Operations for the Nine Month Period Ended March 31, 2012

The QMT Group’s total revenues for the nine month period ended March 31, 2012 were $23,253,062, including sales of $23,084,733, interest income of $22,773 and other income of $145,556.

The QMT Group’s total cost and expenses for the nine month period ended March 31, 2012 were $19,454,785, including cost of sales of $13,674,058, selling, general and administrative expenses of $5,381,620, interest expenses of $372,143 and loss on disposal of assets of $26,964. The QMT Group’s earnings before minority interest for the period was $3,798,277. The QMT Group’s minority interest was ($228,841). The QMT Group’s net income was $3,569,436.

QMT

QMT’s total revenues for the nine month period ended March 31, 2012 were $4,012,165, including income from GF&F of $566,669, income from Tekna Seal of $786,782, income from FloMet of $2,765,237 and a loss of $(111,299) from TubeFit. QMT also received other income of $4,776. QMT operates as a holding company for members’ interests in the four operating companies and thus does not have revenues other than income/loss from the operating companies.

QMT’s total cost and expenses for the nine month period ended March 31, 2012 were $442,728, including selling, general and administrative expenses of $336,524 and interest expenses of $106,204. The SG&A expenses were primarily fees for professional services and an allocation of certain travel expenses for QMT Management associated with acquisition activities. QMT had earnings before minority interest of $3,569,437 and net income of $3,569,437.

FloMet LLC

FloMet’s total revenues for the nine month period ended March 31, 2012 were $13,230,558, including sales of $13,077,931, interest income of $11,847 and other income of $140,780. Sales increased significantly over the same period in the prior year primarily due to an increase in demand from our medical device customers and the successful launch and initial production shipments for several new components. The general economic recovery is having positive effects on demand from most of FloMet’s customer base.

FloMet’s total cost and expenses for the nine month period ended March 31, 2012 were $10,339,260, including cost of sales of $7,471,272, selling, general and administrative expenses of $2,742,517 and interest expenses of $125,471. Selling, general & administrative expenses increased over the prior year due to the addition of sales engineers, an increase in management incentive pay because of the significantly improved financial results in the period, and an increase in expenses associated with our China MIM pilot plant initiative. FloMet’s earnings before minority interest were $2,891,298. After minority interest of ($126,061), FloMet’s net income was $2,765,237. We continue to realize reductions in labor costs as a result of our ongoing automation and other continuous improvement activities which are significant contributors to our improved performance.

General Flange & Forge LLC

GF&F’s total revenues for the nine month period ended March 31, 2012 were $6,085,651, including sales of $6,079,016 and other income of $6,635. GF&F is focused on continuing to expand its customer base, particularly with the instrumentation market segment.

GF&F’s total cost and expenses for the nine month period ended March 31, 2012 were $5,456,019, including cost of sales of $4,028,670, selling, general and administrative expenses of $1,277,947, interest expenses of $122,438 and loss on disposal of assets of $26,964. Cost of materials, which consist primarily of forged flange blanks from suppliers, has been higher than prior year costs due to more short-lead time or “spot buying” of these forgings to respond to the stronger demand than anticipated from customers in the forecast. GF&F’s earnings before minority interest were $629,632. After minority interest of ($62,963), GF&F’s net income was $566,669.

Tekna Seal LLC

Tekna Seal’s total revenues for the nine month period ended March 31, 2012 were $3,625,970, including sales of $3,621,679 and interest income of $4,291. Revenues for the period were in line with revenues in the same period last year.

Tekna Seal’s total cost and expenses for the nine month period ended March 31, 2012 were $2,787,005, including cost of sales of $1,900,189 and selling, general and administrative expenses of $886,816. The increase in SG&A over the prior period is due to an increase in salaries expense and travel and entertainment expenses associated with an increased emphasis on new customer development. Tekna Seal’s earnings before minority interest were $838,965. After minority interest of ($52,184), Tekna Seal’s net income was $786,781.

TubeFit LLC

TubeFit’s total sales and revenues for the nine month period ended March 31, 2012 were $365,519. The company began operations in November, 2011 and made its first shipments in December as inventory stocks began to arrive that month. The company was focused on moving into its current warehouse location, installing racking for inventories, and initial sales and marketing contacts with prospective customers in this period as we were waiting for inventories to arrive from suppliers.

TubeFit’s total cost and expenses for the nine month period ended March 31, 2012 were $489,185, including cost of sales of $333,339, selling, general and administrative expenses of $137,816 and interest expense of $18,030. TubeFit’s earnings before minority interest were ($123,666). After minority interest of ($12,367), TubeFit’s net income was ($111,299). As mentioned above, TubeFit was in a start-up mode for the period and results were as expected for this phase.

Intercompany Eliminations

The QMT Group had intercompany eliminations to its consolidated statements of income related to total revenues in the amount of ($4,066,801). This included intercompany eliminations to sales ($59,412), income from GF&F ($566,669), income from Tekna Seal ($786,782), income from FloMet ($2,765,237) and TubeFit $111,299.

Cash Flows

As of March 31, 2012, the QMT Group had cash and cash equivalents of $3,621,809. This represented a net increase in cash and cash equivalents of $1,881,564 during the nine month period; at the beginning of the nine month period, the QMT Group had cash and cash equivalents of $1,740,245. The QMT Group generated $4,700,011 from operating activities. The QMT Group expended $1,010,991 on investing activities, including $129,303 for the purchase of goodwill, $250,666 for a loan to a related party and $631,022 for an investment in plant and equipment. The QMT Group also used $1,807,456 in financing activities which was primarily attributed to payments on long term debt as well as distributions to members.

Consolidated Financial Condition of the QMT Group as of June 30, 2011

As of June 30, 2011, the QMT Group had total assets of $22,115,910, consisting of total current assets of $10,359,422, plant and equipment, net of accumulated depreciation of $4,597,986, and total long-term assets of $7,158,502. The QMT Group’s current assets consisted of cash and cash equivalents of $1,740,245, accounts receivable, net of allowance for doubtful accounts of $3,539,590, an amount due from member of $6,572, inventories of $4,357,811 and prepaid expenses and other assets of $715,204. The QMT Group’s long-term assets consisted of goodwill in the amount of $6,834,493 and other long-term assets of $324,009.

The QMT Group’s total current liabilities are $4,210,486, including a current portion of long-term debt in the amount of $1,452,330, a line of credit payable of $700,000, accounts payable of $1,074,055, accrued payroll and related liabilities of $503,964, other accrued expenses of $166,638, amount due to related party of $116,385 and unearned mold income of $197,114. The QMT Group’s total long-term liabilities are $5,908,954 include long-term debt, net of current portion of $5,903,312 and deferred rent of $5,642.

The QMT Group’s total liabilities and members’ equity is $22,115,910, and consists in part of minority shareholders’ interests of $2,017,636 and members’ equity $9,978,834.

Financial Condition of QMT and QMT Group Subsidiaries as of June 30, 2011

QMT

As of June 30, 2011, QMT had total assets of $12,614,155, consisting of total current assets of $50,860, and total long-term assets of $12,563,295. The QMT Group’s current assets consisted of cash and cash equivalents. QMT’s long-term assets consisted of an investment in General Flange & Forge LLC of $2,226,175, an investment in Tekna Seal LLC of $4,626,675, and investment in FloMet LLC of $5,655,740 and other long-term assets of $54,705.

QMT’s total current liabilities were $488,053, including a current portion of long-term debt in the amount of $426,774, other accrued expenses of $11,561 and amount due to related party of $49,718. QMT’s total long-term liabilities were $1,904,940 consisting of long-term debt, net of current portion.

QMT’s total liabilities and members’ equity is $12,614,155, and consists in part of members’ equity of $10,221,162.

FloMet LLC

June 30, 2011

As of June 30, 2011, FloMet had total assets of $10,730,299, consisting of total current assets of $5,036,136, plant and equipment, net of accumulated depreciation of $3,883,914, and total long-term assets of $1,810,249. FloMet’s current assets consisted of cash and cash equivalents of $570,684, accounts receivable, net of allowance for doubtful accounts of $1,954,796, an amount due from a related party of $75,975, an amount due from member of $6,572, inventories of $1,824,097 and prepaid expenses and other assets of $604,012. FloMet’s long-term assets consisted of goodwill in the amount of $1,749,293 and other long-term assets of $60,956.

FloMet’s total current liabilities are $2,476,187, including a current portion of long-term debt in the amount of $534,794, a line of credit payable of $700,000, accounts payable of $408,999, accrued payroll and related liabilities of $330,203, other accrued expenses of $155,077, amount due to related party of $150,000 and unearned mold income of $197,114. FloMet’s total long-term liabilities are $1,618,188, consisting of long-term debt, net of current portion.

FloMet’s total liabilities and members’ equity is $10,730,299, and consists in part of minority shareholders’ interests of $995,906 and members’ equity of $5,640,018.

June 30, 2010

As of June 30, 2010, FloMet had total assets of $9,099,278, consisting of total current assets of $5,383,958, plant and equipment, net of accumulated depreciation of $3,678,320, and other long-term assets of $37,000. FloMet’s current assets consisted of cash and cash equivalents of $2,429,702, accounts receivable, net of allowance for doubtful accounts of $1,311,758, an amount due from a related party of $8,622, an amount due from member of $7,744, inventories of $1,160,715 and prepaid expenses and other assets of $465,417.

FloMet’s total current liabilities are $1,288,382, including a current portion of long-term debt in the amount of $435,633, accounts payable of $352,697, accrued payroll and related liabilities of $270,584, other accrued expenses of $124,607 and unearned mold income of $104,861. FloMet’s total long-term liabilities are $1,569,914, consisting of long-term debt, net of current portion.

FloMet’s total liabilities and members’ equity is $9,099,278, and consists in part of members’ equity of $6,240,982.

June 30, 2009

As of June 30, 2009, FloMet had total assets of $8,617,278, consisting of total current assets of $5,056,812, plant and equipment, net of accumulated depreciation of $3,523,466, and other long-term assets of $37,000. FloMet’s current assets consisted of cash and cash equivalents of $1,158,688, accounts receivable, net of allowance for doubtful accounts of $2,408,385, an amount due from a related party of $9,738, an amount due from member of $13,880, inventories of $1,149,396 and prepaid expenses and other assets of $316,725.

FloMet’s total current liabilities are $1,304,666, including a current portion of long-term debt in the amount of $286,906, accounts payable of $323,442, accrued payroll and related liabilities of $450,669, other accrued expenses of $130,345, unearned mold income of $51,688 and a current portion of a note payble to a former member of $61,616. FloMet’s total long-term liabilities are $1,545,160, consisting of long-term debt, net of current portion.

FloMet’s total liabilities and members’ equity is $8,617,278, and consists in part of members’ equity of $5,767,452.

General Flange & Forge LLC

As of June 30, 2011, GF&F had total assets of $5,793,428, consisting of total current assets of $3,338,953, plant and equipment, net of accumulated depreciation of $561,450, and total long-term assets of $1,893,025. GF&F’s current assets consisted of cash and cash equivalents of $292,654, accounts receivable, net of allowance for doubtful accounts of $900,101, an amount due from a related party of $25,000, inventories of $2,106,674 and prepaid expenses and other assets of $14,524. GF&F’s long-term assets consisted of goodwill in the amount of $1,711,763 and other long-term assets of $181,262.

GF&F’s total current liabilities are $939,716, including a current portion of long-term debt in the amount of $490,762, accounts payable of $407,647, and accrued payroll and related liabilities of $41,307. GF&F’s total long-term liabilities are $2,380,184, consisting of long-term debt, net of current portion.

GF&F’s total liabilities and members’ equity is $5,793,428, and consists in part of minority shareholders’ interests of $247,353 and members’ equity of $2,226,175.

Tekna Seal LLC

As of June 30, 2011, Tekna Seal had total assets of $5,587,593, consisting of total current assets of $2,034,448, plant and equipment, net of accumulated depreciation of $152,622, and total long-term assets of $3,400,523. Tekna Seal’s current assets consisted of cash and cash equivalents of $826,047, accounts receivable, net of allowance for doubtful accounts of $684,693, inventories of $427,040 and prepaid expenses and other assets of $96,668. Tekna Seal’s long-term assets consisted of goodwill in the amount of $3,373,437 and other long-term assets of $27,086.

Tekna Seal’s total current liabilities are $407,505, consisting of accounts payable of $257,409, accrued payroll and related liabilities of $132,454 and an amount due to a related party of $17,642.

Tekna Seal’s total liabilities and members’ equity is $5,587,593, and consists in part of minority shareholders’ interests of $774,377 and members’ equity of $4,400,069.

Intercompany Eliminations

The QMT Group had intercompany eliminations to its consolidated balance sheets related to total current assets for $100,975, and long-term assets for $12,508,590, which included eliminations related to the investments in GF&F for $2,226,175, Tekna Seal for $4,626,675 and FloMet for $5,655,740.

Consolidated Results of Operations for the Year Ended June 30, 2011 Compared to the Year Ended June 30, 2010

Explanatory Note

Flomet and Tekna Seal were each formed prior to the fiscal year ended June 30, 2011: Flomet on September 28, 1998 and Tekna Seal on September 16, 2002. GF&F was formed on March 1, 2011 and Tubefit was formed on October 19, 2011. As a result, financial information for both the period ended June 30, 2011 and the period ended June 30, 2010 is included only for Flomet and Tekna Seal. For GF&F, financial information is provided for the fiscal year ended June 30, 2011, only. For Tubefit, no year end financial information is included herein.

QMT Group

The QMT Group’s total revenues for the year ended June 30, 2011 were $20,416,147, including sales of $20,390,763, interest income of $11,293 and other income of $14,091.

The QMT Group’s total cost and expenses for the year ended June 30, 2011 were $17,705,319, including cost of sales of $12,843,216, selling, general and administrative expenses of $4,589,812 (which included D&A expenses of $638,220) and interest expenses of $272,291. The QMT Group’s EBITDA was $3,610,046 (EBIT of $2,971,826 plus D&A of $638,220) and earnings before minority interest were $2,710,828. After minority interest, QMT’s Group net income was $106,198. Because membership units in TeknaSeal LLC were contributed by the owners of the company on May 1, 2011 and membership units in FloMet LLC were contributed by the owners of the company on June 30, 2011, minority interest earnings for the year of $2,604,630 were excluded from the net income for the Group and reported on the Consolidated Statement of Income as “Minority Interest”. The earnings for the Group before exclusion for this Minority Interest exclusion were $2,710,828.

QMT

QMT LLC operates as a holding company for members’ interests in the operating companies FloMet LLC, TeknaSeal LLC, and General Flange & Forge LLC and TubeFit which was purchased in the company’s 2012 fiscal year.

QMT’s total revenues for the year ended June 30, 2011 were $143,626, including income from Tekna Seal of $167,451 and a loss of $23,825 from GF&F. The income from TeknaSeal represents members’ share of income for the operating company for the period from May 1, 2011 through the fiscal year end of June 30, 2011, while GF&F loss represents members’ share of loss for the operating company from the date of acquisition, April 14, 2011 through the fiscal year end of June 30, 2011.

QMT’s total cost and expenses for the year ended June 30, 2011 were $37,428, including selling, general and administrative expenses of $1,465 (which included D&A expenses of $1,460) and interest expenses of $35,963. QMT’s EBITDA was $143,621 (EBIT of $142,161 plus D&A of $1,460) and net income was $106,198.

FloMet LLC

FloMet’s total revenues for the year ended June 30, 2011 were $13,760,155, including sales of $13,752,051 and interest income of $8,104 versus revenues of $12,420,775 including sales of $12,413,154 and interest income of $7,621 for the year ended June 30, 2010. FloMet’s net sales for year ended June 30, 2010 were $12,420,775. The increase was due to initial production shipments of several products acquired in the Injectamax Corporation acquisition (completed in August 2011) and the launch of several new FloMet components. This was decline from the fiscal year ended June 30, 2009, in which FloMet’s net sales were $15,499,394.

FloMet’s total cost and expenses for the year ended June 30, 2011 were $12,432,345, including cost of sales of $9,324,358, selling, general and administrative expenses of $2,916,605 (which included D&A expenses of $546,370) and interest expenses of $191,382.

FloMet’s cost of sales for the year ended June 30, 2010 were $7,376,524. Gross Profits for the year ended June 30, 2012 were $5,044,251 and selling, general and administrative expenses were $3,024,167. Income from operations was $2,020,084 and net income was $1,879,967.

FloMet’s cost of sales for the year ended June 30, 2009 were $8,148,187. Gross Profits for the year ended June 30, 2012 were $7,351,207 and selling, general and administrative expenses were $2,879,168. Income from operations was $4,472,039 and net income was $4,322,952.

The total cost and expenses increased from the fiscal year ended June 30, 2010 to the fiscal year ended June 30, 2011 by $1,883,916, primarily associated with the acquisition of Injectamax Corporation, operational expenses as we operated that business in California during an interim period, costs associated with moving the Injectamax operations to FloMet’s facility in Florida, and product launch expenses associated with production start-up at FloMet’s facility in DeLand, Florida. Such expenses are considered non-recurring, one-time expenditures associated with the transition and integration of Injectamax into FloMet. Shipments of transferred business from FloMet’s facility began late in the 2011 fiscal year.

FloMet’s EBITDA for the period ended June 30, 2011 was $2,057,458 (EBIT of $1,511,088 plus D&A of $546,370) and earnings before minority interest were $1,327,810. As mentioned above, because membership units in FloMet LLC were contributed by the owners on June 30, 2011, earnings for the year were reported on the Consolidated Statement of Income as “Minority Interest”.

General Flange & Forge LLC

GF&F’s total revenues for the year ended June 30, 2011 were $1,392,157, including sales of $1,389,900 and other income of $2,257.

GF&F’s total cost and expenses for the year ended June 30, 2011 were $1,418,629, including cost of sales of $914,481, selling, general and administrative expenses of $459,202 (which included D&A expenses of $26,553) and interest expenses of $44,946. GF&F’s EBITDA for the period was $45,027 (EBIT of $18,474 plus D&A of $26,533) and losses before minority interest were $26,472. GF&F experienced a net loss of $23,825 for the period.

The financial results of GF&F reflect that QMT acquired GF&F on March 1, 2011.  GF&F began business on March 1, 2011.  With the initial cash investments of its shareholders and a bank loan, GF&F  purchased assets and assumed liabilities of General Flange & Forge, Inc. on April 18, 2011.  GF&F was formed for the purpose of this acquisition.

Tekna Seal LLC

Tekna Seal’s total revenues for the year ended June 30, 2011 were $5,263,835 as compared to total revenues of $3,817,461 for the year ended June 30, 2010. Fiscal year ended June 30, 2011 revenues included sales of $5,248,812, interest income of $3,189 and other income of $11,834 as compared to sales of $3,816,725, interest income of $676, and other income of $60 in the earlier period. The increase in revenues was driven by significantly higher sales to Goodrich and several new projects which launched in the year.

Tekna Seal’s total cost and expenses for the year ended June 30, 2011 were $3,816,917 (as compared to $2,895,368 in the period ended June 30, 2010). The figures include cost of sales of $2,604,377 and selling, general and administrative expenses of $1,212,540 (which included D&A expenses of $63,837) for the period ended June 30, 2011. Tekna Seal’s EBITDA for the period was $1,527,566 (EBIT of $1,463,729 plus D&A of $63,837) and earnings before minority interest were $1,446,918. Because membership units in TeknaSeal LLC were contributed by the owners of the company on May 1, 2011, minority interest earnings were excluded from the net income and reported on the Consolidated Statement of Income as “Minority Interest”. After minority interest of $1,279,467, Tekna Seal’s net income was $167,451. The significant increase in earnings was due to leveraging fixed costs over a significantly higher revenue base and several high-margin prototype projects in the year.

Intercompany Eliminations

The QMT Group had intercompany eliminations to its consolidated statements of income related to total revenues and net income in the amount of ($143,626) which represents the revenues to the holding company in the form of income from the operating companies in the period. As QMT did not exist in the period ended June 30, 2010 there is no comparison basis for the prior year period.

Cash Flows

As of June 30, 2011, the QMT Group had cash and cash equivalents of $1,740,245. This represented a net decrease in cash of $1,081,377 during the fiscal year; at the beginning of the fiscal year, the QMT Group had cash and cash equivalents of $2,821,622. The QMT Group’s operating activities resulted in a net expenditure of $480,499 in cash. This net expenditure in cash was composed primarily of an increase in inventory at FloMet as we purchased additional raw materials to build a safety stock as shortages in metal powders were forecast primarily due to damage to one of the larger metal powder manufacturers that was located in the earthquake/tidal wave zone in Japan.

The QMT Group expended $7,131,076 on investing activities, including $3,461,056 for the purchase of goodwill associated with the acquisitions of Injectamax and General Flange and Forge Corporation, $2,250,000 for an investment in General Flange & Forge LLC used in the acquisition of the company and $1,420,020 for an investment in plant and equipment which represented both new capital equipment at FloMet and the value of the machinery and equipment acquired in the two acquisitions mentioned above. The QMT Group also received $6,530,198 from financing activities. These proceeds were used for the acquisition of GF&F and to finance a portion of the capital equipment acquired during the year.

Critical Accounting Policies and Estimates

QMT’s significant accounting policies are summarized in Note A of QMT’s financial statements set forth in this Proxy Statement.

Consolidated Results of Operations for the Year Ended December 31, 2011 Compared to the Year Ended December 31, 2010

General Flange & Forge LLC

GF&F’s net sales were $5,693,635 in the fiscal year ended December 31, 2010, and cost of sales were $3,423,089. Gross Profits were $2,270,546 and Selling, General and Administrative Expenses were $1,232,044. GF&F’s net income for the year ended December 30, 2010 was $1,038,502.

Off-Balance Sheet Arrangements

QMT does not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AFT

The following discussion is intended to assist in understanding AFT’s business and the results of its operations. It should be read in conjunction with the Consolidated Financial Statements and the related notes that appear elsewhere in this proxy statement. Certain statements made in this discussion may be forward looking. Forward-looking statements involve risks and uncertainties and a number of factors could cause actual results or outcomes to differ materially from AFT’s expectations. See “Cautionary Statements” at the beginning of this proxy statement for additional discussion of some of these risks and uncertainties.

Fiscal Year-End

AFT’s fiscal year end is based on a 52-53 week year ending the Sunday closest to March 31st; following the AFT Acquisition, AFT will change its fiscal year to June 30th.

Business Overview

AFT is a leading provider of small precision metal components to a wide variety of industries. AFT specializes in using the MIM technology to produce complex, miniature parts.

A division of a publicly-traded company, Precision Castparts Corporation (“PCC”), AFT is comprised of two operating units, US-MIM and AFT Europe. AFT-US was founded in 1987 and quickly became an industry leader of MIM technology. PCC acquired AFT-US in 1991. Demand for MIM products grew steadily throughout the 1990’s. In 1998, AFT-US moved its operations to a 113 acre campus in Longmont, Colorado with a 105,000 square foot facility. During 2001, AFT-Europe was established on 10 acres in Rétság, Hungary as a supplier of MIM products to the European automotive industry. Following AFT’s successful U.S. model, a new state of the art facility was designed and built. The facility has since been expanded and upgraded.

The business provides custom material solutions and has the capabilities to develop and test new materials based upon customer requirements. AFT’s current material capabilities include stainless steels, low alloys steels, alloy steels, soft magnetic materials, implant grade materials, high temperature alloys and titanium alloys. AFT has invested in the latest technology to provide cost-effective, efficient, and customized solutions to clients’ tooling and quality metal injection component manufacturing needs.

Major Markets and Customers

AFT categorizes its market by six segments:

-	Automotive: Products include turbo charger vanes, fuel injector armatures, connectors, struts, linkages, pistons, rollers.

-	Medical: Products include precision components and devices for the medical manufacturing industry, and high quality medical implants such as femoral, tibial and hip replacement components.

-	Aerospace: Products include bushings, fasteners, compressor blades, rotors, brackets, inlets and other aircraft components.

-	Consumer: Products include components for a wide variety of consumer products, such as power hand tools, etc.

-	Firearms: Products include triggers, sights and fire control mechanisms.

-	Electronics: Products include connectors and other electrical components.

Throughout the past 24 years, AFT’s technical expertise has enabled it to establish strong business relationships with industry leaders such as Ethicon, Depuy, Paragon Medical, Johnson & Johnson, Stryker, Stanley/Black & Decker, Honeywell Automotive, Smith and Wesson, Ruger, GE Aerospace, and Honeywell Aerospace. During the economic downturn of the past few years, the business never ceased leveraging its technical expertise to solidify and expand its product approval base.

AFT Operations and Employees

AFT’s US-MIM Division has 91 full time and 53 temporary employees. The facility comprises a total of 105,000 square feet under roof and is equipped with state of the art machinery for the manufacture of MIM components. Highly sophisticated automation and controls are utilized, enabling high volume product flow with minimal interruption. Key equipment includes 22 moldings machines, 2 de-bind machines and 10 furnaces. In addition, many secondary and support type machines are utilized for tool building, inspection, cold forming, drilling, machining, and sorting.

AFT-Europe has 105 full time and 27 temporary employees. The facility comprises a total of 70,000 square feet under roof and is similarly equipped to the US-MIM Division, with the exception of its grinding centers. Key equipment includes 15 molding machines, 2 de-bind machines, 4 furnaces and 16 grinding centers. As with the US-MIM Division, AFT-Europe utilizes many secondary and support type machines for tool building, inspection, cold forming, drilling, machining, and sorting.

Competitors

AFT’s competition includes both other MIM manufacturers and competing technologies such as precision machining and investment casting for certain applications. There are about 40 identified MIM manufacturers involved in contract manufacturing and perhaps a dozen or so captive operations. While a lack of public information makes it difficult to provide a specific ranking of competitors, AFT is commonly recognized among the top three MIM competitors in North America and among the top four MIM competitors in Europe. AFT’s main competitors include FloMet, Indo-MIM, Parmatech, Kinetics, GKN, Schunk and Parmaco.

Financial Condition as of April 1, 2012

AFT had total assets of $73,167,000 as of April 1, 2012 as compared with $69,378,000 as of April 3, 2011. As of April 1, 2012, these assets included total current assets of $13,900,000, property, plant and equipment (net) of $20,044,000, goodwill of $12,387,000 and total other assets of $26,836,000, consisting mainly of amounts due from a related party of $26,824,000. As of April 3, 2011, these assets included total current assets of $9,465,000, property, plant and equipment (net) of $22,036,000, goodwill of $12,387,000 and total other assets of $25,490,000, consisting mainly of amounts due from a related party of $25,477,000.

AFT’s total current assets as of April 1, 2012 consisted of cash and cash equivalents of $971,000, accounts receivable-net of return allowance of $4,000 of $6,076,000, inventories of $5,969,000, income tax receivable of $272,000, current deferred income taxes of $183,000 and prepaid expenses of $429,000. AFT’s total current assets as of April 3, 2011 consisted of cash and cash equivalents of $502,000, accounts receivable-net of return allowance of $23,000 of $4,167,000, inventories of $3,973,000, income tax receivable of $100,000, current deferred income taxes of $189,000 and prepaid expenses of $534,000.

AFT’s total current liabilities increased to $5,012,000 at April 1, 2012 from $2,893,000 at April 3, 2011. Accounts payable increased to $3,976,000 at April 1, 2012 from $2,310,000 at April 3, 2011, and accrued liabilities increased to $1,036,000 at April 1, 2012 from $583,000 at April 3, 2011. AFT’s long-term liabilities were $923,000 at April 1, 2012, as compared to $1,137,000 at April 3, 2011. In each case such long term liabilities consisted entirely of non-current deferred income taxes.

AFT’s total stockholders’ equity was $67,232,000 as of April 1, 2012, which was an increase from $65,348,000 at April 3, 2011. Stockholders’ equity as of April 1, 2012 included additional paid-in capital of $22,494,000, retained earnings of $43,100,000 and accumulated other comprehensive income of $1,628,000. Stockholders’ equity as of April 3, 2011 included additional paid-in capital of $22,494,000, retained earnings of $40,923,000 and accumulated other comprehensive income of $1,931,000.

Results of Continuing Operations for the Year Ended April 1, 2012 compared to the Year Ended April 3, 2011

AFT’s total revenues were $33,692,000 and $25,291,000 for the years ended April 1, 2012 and April 3, 2011, respectively. Year-over-year growth was driven primarily by continuing strong demand in the firearms segment of our US business. This growth represented both increased demand for previously-tooled components and continued success in securing new business from this segment, particularly with our largest customers in the segment.

AFT’s cost of sales were $28,325,000 and $22,028,000 for the years ended April 1, 2012 and April 3, 2011, respectively. Gross profits were $5,367,000 and $3,263,000 for the years ended April 1, 2012 and April 3, 2011. The improvements in both COS and gross profits as a percentage of sales were due to positive results from ongoing continuous improvement activities and leveraging of fixed costs with the higher sales volumes.

Selling, general and administrative expenses were $3,277,000 for the year ended April 1, 2012 compared to $3,191,000 for the year ended April 3, 2011 as we continued our efforts to flex our administrative costs in Europe to match revenue levels. We did see the reductions in demand for turbocharger vanes that we have experienced over the last few years level off and expect those demand levels to begin to ramp up in our fiscal year 2012 as continuing high fuel prices increase demand from consumers for turbo-charged small diesel engines in Europe and Asia as a solution to increasing fuel economy standards without losing engine power in automobiles and light trucks.

Total costs & expenses included D&A expenses of $2,135,000 for the year ended April 1, 2012 compared to $2,484,000 for the year ended April 3, 2011. Income from operations was $2,090,000 for the year ended April 1, 2012, compared to $72,000 for the year ended April 3, 2011. AFT’s EBITDA was $4,225,000 (EBIT of $2,090,000 plus D&A of $2,135,000) for the year ended April 1, 2012, compared to $2,556,000 (EBIT of $72,000 plus D&A of $2,484,000) for the year ended April 3, 2011. The improvement in operating earnings is a result of higher sales volumes, particularly in the US where demand for firearms components continues its upward trend of the last few years and the savings mentioned above in SG&A and manufacturing COS due to improvement activities and leveraging fixed costs.

Net interest income was $13,000 for the year ended April 1, 2012 compared to $40,000 for the year ended April 3, 2011.

AFT had income before taxes of $2,103,000 for the year ended April 1, 2012 compared to an income before taxes of $112,000 for the year ended April 3, 2011. Total income tax benefits for the year ended April 1, 2012 were $84,000, compared to expenses of $310,000 for the year ended April 3, 2011. AFT had a net income of $2,187,000 for the year ended April 1, 2012, compared to a net loss of $198,000 for the year ended April 3, 2011. This reduction in loss versus the year earlier results was driven by the leveraging of fixed costs over increased revenues, reductions in SG&A personnel levels in Europe, and continuous improvement activities to reduce the cost of sales.

Cash Flows

As of April 1, 2012, AFT had cash and cash equivalents in the amount of $971,000. This represented an increase of $469,000 from April 3, 2011, at which time AFT had cash and cash equivalents of $502,000. During the year ended April 3, 2011, AFT experienced an increase in cash and equivalents of $300,000, from $202,000 at the beginning of the period. During the year ended April 3, 2011, net cash provided by operating activities was $2,531,000; the net cash used by investing activities was $2,231,000 primarily related to intercompany advances.

Critical Accounting Policies and Estimates

AFT’s significant accounting policies are summarized in Note 1 of AFT’s financial statements set forth in this Proxy Statement.

AFT Off-Balance Sheet Arrangements

AFT does not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ARC

The following discussion is intended to assist in understanding our business and the results of our operations. It should be read in conjunction with the Consolidated Financial Statements and the related notes that appear elsewhere in this proxy statement. Certain statements made in our discussion may be forward looking. Forward-looking statements involve risks and uncertainties and a number of factors could cause actual results or outcomes to differ materially from our expectations. See “Cautionary Statements” at the beginning of this proxy statement for additional discussion of some of these risks and uncertainties. Unless the context requires otherwise, when we refer to “we,” “us” and “our,” we are describing ARC Wireless Solutions, Inc. and its consolidated subsidiaries on a consolidated basis.

ARC Fiscal Year-End

ARC’s fiscal year end is December 31st; following the QMT Acquisition and AFT Acquisition, ARC will change its fiscal year end to June 30th.

Business Overview

We focus on wireless broadband technology related to propagation and optimization. We design and develop hardware, including antennas, radios, and related accessories, used in broadband and other wireless networks. We supply our products to public and private carriers, wireless infrastructure providers, wireless equipment distributors, value added resellers and other original equipment manufacturers. Our strategy is focused on enhancing value for our stockholders by increasing revenues while at the same time minimizing our overhead.

Growth in product revenue is dependent on market acceptance of our new ARCFlexTM family of full solution radio products, on gaining further traction with current and new customers for the existing product portfolio, as well on developing new products to support our wireless initiatives. Revenue growth for our products is correlated to the overall global wireless market and to our ability to take market share from our competitors. We continue to focus on keeping our operational and general costs low in order to improve our gross margins.

Specific growth areas are last mile wireless broadband Internet delivered over standards-based solutions such as Worldwide Interoperability for Microwave Access (“WiMAX”), WiFi or vendor specific proprietary solutions; GPS and Mobile SATCOM solutions for network timing, fleet and asset tracking and monitoring; Machine to machine (“M2M”) communications for controlling or monitoring data from devices; and base stations to build out or optimize carrier networks.

During the third quarter of 2010, we began utilizing the manufacturing, product sourcing, and outsourcing services of Rainbow Industrial Limited (“RIL”) which is based in China.  RIL is wholly owned by an affiliate of Quadrant Management, Inc., which is affiliated with us and our Chief Executive Officer. In the fourth quarter we discontinued utilizing the services of RIL and are now exclusively using third party contract manufacturers. In January 2012 we recorded a one-time charge of $53,272.00 relating to the relocation of our production activities.

In our 2010 Third Quarter Form 10-Q report, as a Subsequent Event, we announced we sold all of our Raw Material Inventory to RIL in October 2010. Subsequent to this sale we realized some of the raw material inventory would not be used by RIL within the next few months to produce finished goods and therefore we purchased approximately $30,000 of this ARC China Raw Material inventory back to be held on our books until a later date. Both the sale and partial re-purchase of some of this Raw Material took place during the fourth quarter of 2010 and did not have a material effect on the net loss.

In the normal course of business we routinely have discussions with various third parties about potential strategic arrangements.  These potential arrangements may include but are not limited to investment opportunities for our cash reserves, investment by third parties in our business, joint ventures, significant manufacturing partnerships, acquisitions, mergers, reverse mergers, spin-offs, or strategic hires of personnel.  Such arrangements may or may not be within our current industry.  Although we have been and will continue to explore several such opportunities, at this time we have not entered into any definitive binding agreements.

Pursuant to the original terms of the ARC Advisory Agreement entered into on January 21, 2009, attached as Annex G to the Preliminary Proxy Statement (the “ARC Advisory Agreement”), Quadrant has provided the Company financial advisory and business consulting services, including restructuring services.  In consideration for the restructuring services provided by Quadrant since November 2008 and for ongoing services, the Company originally agreed to pay Quadrant the following compensation: (1) an initial cash fee of $250,000 upon signing the ARC Advisory Agreement; (2) an annual fee of the greater of: (i) $250,000, (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items (“EBITDA”) for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year; and (3) all reasonable out-of-pocket expenses incurred Quadrant in performing services under the ARC Advisory Agreement.

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to the Preliminary Proxy Statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000. Payment of the fee by ARC is contingent on closing of the QMT Acquisition and the AFT Acquisition.

In addition, Quadrant and QMT have entered into a non-exclusive financial advisory agreement whereby Quadrant performs ongoing consulting and advisory services for QMT through Quadrant personnel (acting at all times as independent contractors to the QMT). The scope of such services includes business consulting services, financial advisory services, and other services. In consideration for such services, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. QMT shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services. The QMT-Quadrant financial advisory agreement will continue in effect following the acquisition of QMT by the ARC and, as amended, will remain effective through December 31, 2013.

Subsequent Events

Subsequent to the fiscal period ended March 31, 2012, the Company signed definitive agreements to purchase Advanced Forming Technology, Inc., ("AFT") and Quadrant Metals Technologies, LLC ("QMT"). In addition, the Company will be renamed ARC Group Worldwide, Inc. (pending shareholder approval) and will be a diversified manufacturing holding company with operations in Colorado, Florida, Pennsylvania, Texas, Minnesota, China and Hungary. The Company has also proposed a 1:1.95 reverse stock split (the “Reverse Stock Split”). The closing of the acquisitions of AFT and QMT, as well as the Name Change, the Reverse Stock Split and certain other matters, remain subject to shareholder approval.

Highlights of the acquisitions include the following:

·	ARC to acquire AFT, including its assets and operations in Hungary, for $43 million, approximately 1.0x Book Value, in a mix of cash and a convertible promissory note.

·	ARC to issue 7,857,898 shares valued at $4.00 per share, a 36% premium to ARC's closing price as of April 11, 2012, to acquire QMT in a non-cash transaction.

On April 6, 2012, the Company entered into a Purchase Agreement (the “AFT Acquisition Agreement”) with Precision Castparts Corp. (“PCC”) and AFT Europa KFT (“AFTE”). The term “AFT” is used in this Proxy Statement to refer collectively to the company and the business of Advance Forming Technology, Inc. (“AFTI”) and the special purpose acquisition company (the “AFTE SPV”) holding the Hungarian assets associated with AFTI which are currently owned by AFTE. Prior to closing, PCC will cause AFT to transfer the Thixoforming Division of AFT, including all associated liabilities, to PCC. Pursuant to the terms of the AFT Acquisition Agreement, the Company will receive 100% of AFTI and AFTE SPV, in exchange for the transfer of an aggregate of $43 million to PCC (the “AFT Purchase Price”), of which $25,400,000 will be paid in cash and $17,600,000 will be paid in the form of a convertible note (the “AFT Convertible Note”) maturing in five years from the acquisition closing date (the “AFT Acquisition”).

QMT and TD Bank, N.A. (“TD Bank”) have agreed to term sheet, dated June 21, 2012, providing for a revolving line of credit in an amount of up to $10,000,000 and three term loans totaling up to an additional $18,000,000 with terms ranging from 6 months to ten years (the “Financing Arrangement”), provided, however, the total credit exposure allocated to the Financing Arrangement at closing shall not exceed $25,000,000. The purpose of the Financing Arrangement with TD Bank is to finance the acquisition of AFT; pay off all existing senior debt of QMT, AFT and their subsidiaries; and to potentially purchase new equipment. All facilities under the Financing Arrangement shall bear interest at a per annum rate equal to a margin between 250 to 300 basis points over the one month London Interbank Offered Rate (LIBOR) and ARC and its subsidiaries will be subject to customary financial covenants.  ARC, AFT and QMT’s subsidiaries shall serve as the corporate guarantors of this financing arrangement. We will use the proceeds from the financing arrangements with TD Bank to fund, in part, the cash consideration payable in connection with the AFT Acquisition.

The loans will be made for the following purposes and in the following amounts:

The revolving line of credit of up to $10,000,000 to support domestic accounts receivable and inventory advances. The term of this revolving loan shall be three (3) years from the date of closing.

Term Loan A of up to $3,612,000 will be used to finance domestic machinery and equipment. The term of Loan A shall be five (5) years from the date of closing, not to exceed the average useful life of collateralized equipment.

Term Loan B of up to $5,470,000 will be used to finance QMT and AFT’s operating facilities in Longmont, CO and DeLand, FL. The term of Loan B shall be ten (10) years from the date of closing, with a five (5) year call option for early termination of Term Loan B.

Term Loan C will consist of bridge loans in the amount of $6,900,000 and $2,048,000 to finance a portion of Borrower’s acquisition of AFT. Term Loan C will be reduced as needed to prevent the total amount of all facilities from exceeding $25,000,000. These bridge loans will have terms of thirty (30) months from the date of closing and six (6) months from the date of closing.

All of the loans shall have an up front commitment fee of 50 basis points, except for the bridge loan in the amount of up to $2,048,000, which will have an up front commitment fee of 25 basis points. QMT will pay and/or reimburse TD Bank for all of reasonable fees, costs, expenses and disbursements incurred by TD Bank in connection with the Financing Arrangement.

TD Bank shall have a first priority perfected security interest in all personalty of QMT, AFT, and any and all existing or newly acquired subsidiary companies. TD Bank shall also have first priority mortgages securing AFT real property and first priority leasehold mortgages on the FloMet property.

The AFT Purchase Price of the AFT Acquisition will be subject to a working capital adjustment. If the net working capital of AFT, excluding the Thixoforming Division but including the AFTE SPV (the “Acquired Operations”), on the day of closing divided by the net sales (the “Net Sales”) of AFTE, excluding the Thixoforming Division and the Acquired Operation for the 12 month period immediately preceding the closing (the “Closing Net Working Capital Percentage”), is greater than 25% (the “Fixed Percentage”) then the Purchase Price will be increased by the product of (x) Closing Net Working Capital Percentage less the Fixed Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage is less than the Fixed Percentage then the Purchase Price will be decreased by the product of (x) the Fixed Percentage less the Closing Net Working Capital Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage equal to the Fixed Percentage, then the Purchase Price will not be adjusted. The adjustments shall be determined within forty (45) days by the Company with AFT granted certain rights to object to the calculation. All Purchase Price adjustments will be made in cash.

Under the terms of the convertible note, PCC may at any time prior to maturity (subject to certain restrictions) convert the AFT Convertible Note into newly issued shares of the Company‘s common stock at a conversion price equal to the 30-day average trading value per share of the common stock immediately preceding conversion, provided that the AFT Convertible Note may be converted only if it converts into less than 10% of the common ownership of the Company and the equity value of the Company is not less than $176 million. Assuming a conversion price calculated as of April 9, 2012, such conversion could result, in the issuance of approximately 1,226,977 shares of the Company’s common stock (approximately 629,229 shares of the Company’s common stock after giving effect to the proposed 1:1.95 reverse stock split (the “1:1.95 Reverse Stock Split”)). Accordingly, the Company will initially reserve such amount of shares for possible issuance to PCC under the terms of conversion of the AFT Convertible Note. The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula as of the dates of exercise of conversion by PCC. The foregoing approximations of share issuances pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only and if the AFT Acquisition is approved by the Company’s shareholders, the Company will be authorized to issue any and all shares of the Company’s common stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares.

The AFT Acquisition Agreement contains a provision that the Company will close the QMT Acquisition (as defined below) at the same time as, or prior to, the closing of the AFT Acquisition, which may waived by PCC. In addition, since the shares of the Company’s common stock will be issued as consideration in connection with the acquisitions above the thresholds required for shareholder approval under the NASDAQ Rules, approval by the Company’s shareholders of the QMT Acquisition and the AFT Acquisition is required for the Company to complete these acquisitions.

Consummation of the transactions contemplated by the AFT Acquisition Agreement is conditional upon, among other matters: (i) settlement of all intercompany accounts between PCC, AFT and AFTE; (ii) completion of the QMT Acquisition; (iii) transfer of the Thixoforming Division to PCC; and (iv) AFT having available cash of $100,000 at closing. In addition to the closing conditions above, the AFT Acquisition Agreement and the related transaction agreements contain additional customary closing conditions. PCC, AFTE and the Company have agreed to covenants relating to, among others, publicity, certain tax matters, access to information, and the making of certain filings with governmental authorities.

On April 6, 2012, the Company entered into a Membership Interest Purchase Agreement (the “QMT Acquisition Agreement”) with Quadrant, QMT, Carret P.T., LP, and the QMT Sellers to purchase, among other things, all of the Membership Interests. Pursuant to the terms of the QMT Acquisition Agreement, the QMT Sellers will receive an aggregate of 7,857,898 shares of the Company’s common stock as the consideration in exchange for the transfer to the Company of 100% of all of the Membership Interests (the “QMT Acquisition” and, together with the AFT Acquisition, the “Acquisitions). Such consideration shall be equal to 4,029,691 shares of the Company’s common stock after giving effect to the Company’s proposed 1:1.95 Reverse Stock Split, as described in further detail below. The purchase price for such shares has been set at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split).

Under the QMT Acquisition Agreement, Carret P.T., LP will purchase from the Company 112,648 newly-issued shares of the Company’s common stock at a purchase price of $4.00 per share (equal to 57,768 shares of the Company’s common stock after giving effect to the proposed 1:1.95 Reverse Stock Split) in consideration for a cash investment in the Company of $450,594 by Carret P.T., LP. at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split).

The QMT Acquisition Agreement contains conditions to each party’s closing obligations, and includes the express condition that the Company receive approval from a majority of those disinterested shareholders present and voting on such proposal (in person or by proxy) at a meeting of shareholders at which at least a majority of all shares of the Company’s common stock are present for quorum purposes called prior to the closing of the QMT Acquisition. The QMT Acquisition Agreement also contains a condition that if the Company is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations having jurisdiction over such application such that the Company’s common stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding.

In addition to the closing conditions above, (i) there must be not less than $250,000 cash in QMT accounts at closing and having non-cash working capital in amount equal to not less than 20% of the trailing twelve months’ net sales of the Company, as determined as of the most recent calendar month-end prior to the closing date; (ii) the Company shall have received the opinion of its financial advisor as to the fairness of the transaction from a financial point of view, which opinion shall be in form and substance reasonably acceptable to the Company and the Special Committee; and (iii) other customary closing conditions.

Prior to the closing, the QMT Acquisition Agreement may be terminated for the following reasons: (i) by the Company if the QMT Sellers or QMT has breached the QMT Acquisition Agreement; (ii) by the QMT Sellers, if the Company has breached the QMT Acquisition Agreement; (iii) by the QMT Sellers or the Company, if the closing has not occurred on or before June 25, 2012 due to the failure of any condition precedent from taking place (unless the failure is caused by the party that gives notice of the termination) however, as of June 25, 2012 each of the QMT Sellers and ARC agreed to waive this provision and extend such deadline until August 6, 2012; (iv) by the Company in connection with a situation in which a financially superior proposal is made by another party; or (v) by mutual written agreement of the QMT Sellers and the Company.

From the date of the QMT Acquisition Agreement to the date of closing or termination of the QMT Acquisition Agreement, the QMT Sellers and QMT are required to refrain from initiating, engaging or entering into a different agreement to engage in a transaction concerning any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving QMT or any subsidiary (an “Alternate Transaction”). However, the Company is expressly entitled to initiate, solicit or encourage or otherwise facilitate an Alternate Transaction with any party concerning an Alternate Transaction involving the Company, and may, subject to delivery of certain required notices, terminate the QMT Acquisition Agreement and enter into an alternative transaction which the Special Committee believes in good faith to be a “Superior Proposal” as defined in the QMT Acquisition Agreement, giving full consideration to the potentially negative effect such alternative transaction may have on the AFT Acquisition.

The QMT Acquisition Agreement also contains a condition that if the Company is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations having jurisdiction over such application such that the Company’s common stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding. The Company has received notification from NASDAQ that a new listing application is required in connection with the Acquisitions and the Company has initiated the new listing application procedures.

Financial Condition

At March 31, 2012, we had approximately $11 million in working capital, which represents a decrease of approximately $200 thousand from working capital at December 31, 2011 of $11.2 million.

We have seen a decline in orders for our legacy products from customers, both domestically and internationally as a result of the current economic environment and a market trend towards fully integrated solution products, and we do not expect to see these trends reversing in 2012. However, we continue our efforts to introduce new products and to acquire new customers, for example in the fourth quarter of 2011 we introduced the new ARCFlexTM line of low-cost, fully featured radio products. The ARCFlexTM line is one of the market’s most cost-effective and fully-featured CPE solutions for the WISP.

Management believes that current working capital, and debt and equity financing contemplated by the pending acquisitions noted in Note 10, if approved, will be sufficient to allow us to maintain our operations through December 31, 2012 and into the foreseeable future.

Results of Continuing Operations for the Three Months Ended March 31, 2012 and 2011

Total revenues were approximately $929 thousand for the three months ended March 31, 2012 and $823 thousand for the three months ended March 31, 2011. The increase in revenues during the three months ended March 31, 2012 compared to the three months ended March 31, 2011 is primarily attributable to an increase in our new ARCFlexTM products, partially offset by a decrease in broadband wireless sales.

Gross profit margins were 42% and 30% for the three months ended March 31, 2012 and 2011, respectively. The increase in gross margin is primarily due to product mix and our focus on cutting our operational costs although cost of goods sold for the quarter ended March 31, 2012 includes a benefit from the sale of inventory that had been fully reserved for in the amount of $34 thousand resulting in a 4% increase in gross margin.

Selling, general and administrative expenses (SG&A) increased $266 thousand to $633 thousand for the quarter ended March 31, 2012 as compared to $367 thousand for the quarter ended March 31, 2011. The increase in SG&A is primarily due to accounting and legal fees of $159 thousand associated with the contemplated acquisitions of AFT and QMT (See Note 10) and $37 thousand in costs associated with travel to China regarding product manufacturing. These types of costs were not incurred for the three months ended March 31, 2011. Because of the costs noted above, SG&A as a percent of total revenues increased from 45% for the three months ended March 31, 2011 to 68% for the three months ended March 31, 2012. Salaries and wages, remains the largest component of SG&A costs, constituting 21% and 29%, respectively, of the total SG&A costs for the three months ended March 31, 2012 and 2011. Salaries and wages increased approximately $24 thousand comparing the three months ended March 31, 2012 to the three months ended March 31, 2011.

Other income (expense) was $10 thousand for the three months ended March 31, 2011 and primarily consisted of interest income. Other income (expense) was $(35) thousand for the three months ended March 31, 2012 primarily because of a write off of dies/molds of $53 thousand as a result of our termination of services with RIL (see note 5 above). This loss on the assets write-off is offset by interest income of $6 thousand and other income of $7 thousand.

There is no provision for income taxes for both the three months ended March 31, 2012 and 2011 due to our net losses for both periods.

The Company had a net loss of $278 thousand for the three months ended March 31, 2012 compared to a net loss of $113 thousand for the three months ended March 31, 2011. The primary reasons for the increase in the net loss in 2012 is the increase in SG&A cost, as detailed above, the write-off of the dies/molds, offset by an increase in gross margin of $146 thousand.

Financial Condition (in thousands of dollars)

	March 31, 2012	December 31, 2011
Current ratio (1)	8.1 to 1	17 to 1
Working capital (2)	$10,969	$11,286
Total debt	$1,545	$704
Total cash less debt	$9,538	$10,344
Stockholders equity	$11,345	$11,636
Total liabilities to equity	.136 to 1	.061 to 1

(1) Current ratio is calculated as current assets divided by current liabilities.

(2) Working capital is the difference between current assets and current liabilities.

We have a cash balance of $11 million at March 31, 2012 and liabilities of $1.5 million.. We believe that we have the ability to provide for our remaining 2012 operational needs through projected operating cash flow and cash on hand.

The net cash provided by operating activities was $180 thousand for the three months ended March 31, 2012 compared to the net cash used by operating activities was $296 thousand for the three months ended March 31, 2011. The primary reason for the change despite the net loss of $278 thousand comparing the three months ended March 31, 2012 to the three months ended March 31, 2011 was that in 2012 we increased trade accounts payable and other accrued expenses by $858 thousand by deferring payments to a later date.

The net cash used in investing activities from operations was $128 thousand for the three months ended March 31, 2012 compared to $33 thousand for the three months ended March 31, 2011, primarily the result of capital expenditures for equipment and patents.

The net cash used in financing activities was $17 thousand as a result to payments on capital lease obligations.

Financial Condition

At December 31, 2011, we had approximately $11.3 million in working capital, which represents a decrease of approximately $600,000,000 from working capital at December 31, 2010 of $11.9 million. The decrease in working capital is primarily the result of the use of cash to fund our net loss for the year ended December 31, 2011.

We had total assets of $12.3 million as of December 31, 2011 as compared with $13 million as of December 31, 2010. The decrease of approximately $700,000 is mostly attributable to cash used to fund operating losses and the reduction of trade payables and accrued expenses.

Liabilities decreased slightly from $711,000 at December 31, 2010 to $704,000 at December 31, 2011.

We have seen a decline in orders for our legacy products from customers, both domestically and internationally as a result of the current economic environment and a market trend towards fully integrated solution products, and we do not expect to see these trends reversing in 2012. However, we continue our efforts to introduce new products and to acquire new customers, for example in the fourth quarter of 2011 we introduced the new ARCFlexTM line of low-cost, fully featured radio products. The ARCFlexTM line is one of the market’s most cost-effective and fully-featured CPE solutions for the WISP.

Management believes that current working capital will be sufficient to allow us to maintain our operations through December 31, 2012 and into the foreseeable future based on our current operations. Management is continuously evaluating acquisitions that will grow revenues and realize the anticipated strategic benefits and synergies from such acquisitions, but there can be no assurances that the anticipated benefits and synergies expected from such acquisitions will be realized within a reasonable time, and our business, financial condition and operating results may be adversely affected. Future acquisitions may also require a significant amount of our current working capital which could also affect our financial condition.

The Company may incur costs associated with the integration of the QMT Group and AFT. The Company estimates the total integration costs could be in the range of $300,000 to $500,000. Unanticipated additional expense associated with integration activities may harm our business, financial conditions and results of operations.

Results of Operations for the year ended December 31, 2011 compared to the Year Ended December 31, 2010

Total revenues were $3.3 million and $4 million for the years ended December 31, 2011 and 2010, respectively. The 18% decrease in revenues during the year ended December 31, 2011 compared to the year ended December 31, 2010 is primarily attributable to general decrease in broadband wireless sales which was partially offset by an increase in our GPS antenna sales. Gross profit margins were 35.5% and 36.3% for the years ended December 31, 2011 and 2010, respectively. The slight decrease in gross margin is primarily due to product mix.

Selling, general and administrative expenses (“SG&A”) decreased approximately $94,000 or 5% to $1.86 million for the year ended December 31, 2011 compared to $1.95 million for the year ended December 31, 2010. Despite the overall decrease in SG&A, SG&A as a percent of total revenues increased from 49% for the year ended December 31, 2010 to 56% for the year ended December 31, 2011. The primary reason for the percentage increase is an 18% decrease in revenues. Salaries and wages, including commissions was $491,000 for the year ended December 31, 2011 and $558,000 for the year ended December 31, 2010 and it remains the largest component of SG&A costs, constituting 26% of the total SG&A costs for the year ended December 31, 2011 and 29% for the year ended December 31, 2010. Other significant costs included in SG&A for the year ended December 31, 2011 are related party management fees of $250,000, non-employee compensation of $170,000 and depreciation and amortization of $183,000. Other significant costs included in SG&A for the year ended December 31, 2010 are related party management fees of $250,000, non-employee compensation of $168,000 and depreciation and amortization of $198,000. The majority of the overall decrease in SG&A is related to reductions in personnel and salary costs compared to the prior year period; we are also continuing our efforts to streamline our operations and reduce our office costs, public company and other administrative expenses.

Net interest expense was $0 and $3,000 for the year ended December 31, 2011 and 2010, respectively. The decrease in interest expense is primarily related to our decrease in capital leases.

Other income decreased during 2011 to approximately $38,000 as compared to $65,000 in 2011. The decline in interest income is primarily due to a decline in our cash balances along with a decline in interest rates on money market funds where a significant portion of the funds are invested.

There is no provision for income taxes for both the year ended December 31, 2011 and 2010, due to our net losses for both periods.

The Company had a net loss of approximately $646,000 for the year ended December 31, 2011 compared to a net loss of $452,000 for the year ended December 31, 2010. The primary reasons for the increase in the net loss in 2011, is a reduction in revenues of approximately $653,000 that resulted in a loss of gross margin of approximately $228,000.

Changes In Cash Flows

Operating Activities

The net cash used in operating activities of $408,000 for the year ended December 31, 2011 is primarily the result of funding out net loss of $646,000 offset by non-cash depreciation and amortization of $184,000. The benefits of reducing our inventory by $363,000 were offset by an increase in trade accounts receivable of $355,000. The net cash used in operating activities for the year ended December 31, 2010 was $10,000. Our net loss of $452,000 was offset by non-cash activities of $229,000. While we had positive decreases in operating assets of $619,000, those positive decreases were offset by negative increases in operating liabilities of $406,000.

Investing Activities

The net cash used in investing activities of $141,000 for the year ended December 31, 2011 is primarily the result of investment in property and equipment of $12,000 and patents of $14,000. The net cash used in investing activities of $104,000 for the year ended December 31, 2010 is primarily the result of investment in property and equipment of $92,000 and patents of $12,000.

Financing Activities

The net cash used in financing activities of $46,000 for the year ended December 31, 2011 is represents the payment of capital lease obligations. The net cash used in financing activities of $28,000 for the year ended December 31, 2010 is represents the payment of capital lease obligations.

Critical Accounting Policies and Estimates

Our significant accounting policies are summarized in Note 1 of our consolidated financial statements set forth in this Proxy Statement. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein, including estimates about the effects of matters or future events that are inherently uncertain. Policies determined to be critical are those that have the most significant impact on our financial statements and require management to use a greater degree of judgment and/or estimates. Actual results may differ from these estimates under different assumptions or conditions.

 Allowance for doubtful accounts: We continuously monitor payments from our customers and maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. When we evaluate the adequacy of our allowances for doubtful accounts, we take into account various factors including our accounts receivable aging, customer credit-worthiness, historical bad debts, and geographic risk. If the financial condition of our customers was to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. As of December 31, 2011, our net accounts receivable balance was $740,000.

Inventory: Inventory is stated at the lower of cost or net realizable value. Cost is based on a first-in, first-out basis. We review net realizable value of inventory in detail on an ongoing basis, with consideration given to deterioration, obsolescence, and other factors. If actual market conditions are less favorable than those projected by management, and our estimates prove to be inaccurate, additional write-downs or adjustments to recognize additional cost of sales may be required. As of December 31, 2011, our inventory balance was $185,000.

Goodwill and other long-lived assets: We review the value of our long-lived assets, including goodwill, for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. As of December 31, 2011, we had $116,000 of intangible assets remaining on the balance sheet, the value of which we believe is realizable based on market capitalization and estimated future cash flows.

Income Taxes: We account for income taxes pursuant to Accounting Standards Codification (“ASC”) 740, Income Taxes, which utilizes the asset and liability method of computing deferred income taxes. The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting basis and the tax basis of the company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The current and deferred tax provision is allocated among members of the consolidated group of the separate income tax return basis. As of December 31, 2011, we recorded a valuation allowance against deferred taxes of $2 million. In July 2006, the FASB issued guidance under ASC 740, Income Taxes, which prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. Additionally, ASC 740 provides guidance on the de-recognition, classification, accounting in interim periods and disclosure requirements for uncertain tax positions. Only tax positions that meet the more likely than not recognition threshold at the effective date may be recognized upon adoption of ASC 740.

We adopted ASC 740 as of January 1, 2007. The adoption of ASC 740 did not impact our consolidated financial condition, consolidated results of operations or consolidated cash flows.

Impairment: On an ongoing basis, management evaluates its estimates and judgments, including those related to allowance for doubtful accounts, inventory valuations, and recoverability of intangible assets, including goodwill. Management bases its estimates and judgments on historical experience and on various other factors that are also believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. However, future events are subject to change and the best estimates and assumptions routinely require adjustment. Our major operating assets are cash, trade and vendor accounts receivable, inventory, property and equipment and intangible assets. At December 31, 2011 we had no reserve for doubtful accounts and we have an inventory reserve of $133,000 recorded for slow moving and obsolete inventories and physical inventory adjustments. We believe this reserve is adequate at December 31, 2011. We depreciate our property and equipment over their estimated useful lives and we have not identified any items that are impaired.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (ASC Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. To improve consistency in application across jurisdictions some changes in wording are necessary to ensure that U.S. GAAP and IFRS fair value measurement and disclosure requirements are described in the same way. The ASU also provides for certain changes in current GAAP disclosure requirements, for example with respect to the measurement of level 3 assets and for measuring the fair value of an instrument classified in a reporting entity’s shareholders’ equity. The amendments in this ASU are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of this guidance is not anticipated to have a material impact on our consolidated financial position, results of operations or cash flows.

In May 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC Topic 220) — Presentation of Comprehensive Income. The amendments from this update will result in more converged guidance on how comprehensive income is presented under both U.S. GAAP and IFRS. With this update to ASC 220, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income, nor does it affect how earnings per share is calculated or presented. Current U.S. GAAP allows reporting entities three alternatives for presenting other comprehensive income and its components in financial statements. One of those presentation options is to present the components of other comprehensive income as part of the statement of changes in stockholders equity. This update eliminates that option. The amendments in this ASU should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of this guidance is not anticipated to have a material impact on our consolidated financial position, results of operations or cash flows.

In September 2011, the FASB issued amendments to the goodwill impairment guidance which provides an option for companies to use a qualitative approach to test goodwill for impairment if certain conditions are met. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 (early adoption is permitted). The implementation of amended accounting guidance is not expected to have a material impact on our consolidated financial position and results of operations.

Off-Balance Sheet Arrangements

ARC does not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect six directors to serve as our Board of Directors. Each director will be elected to hold office until the next Annual Meeting of shareholders. The affirmative vote of a plurality of the shares represented at the meeting is required to elect each director. Cumulative voting is not permitted in the election of directors. Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him or her as there are directors to be elected and for whose election he or she has the right to vote. As a result, a shareholder may vote all of his or her shares for each nominee, but may not cumulate the votes to vote more than the total number of shares owned for any one nominee. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as the Board’s nominees for directors. Each of the nominees currently is a director of the Company.

Each of the nominees has consented to be named in this proxy statement and to serve on the Board of Directors if elected. It is not anticipated that any of the nominees will become unable or unwilling to accept his nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth, with respect to each nominee for director, the nominee’s age, his position(s) and office(s) with the Company, the expiration of his term as a director, and the year in which he first became a director. Individual background information concerning each of the nominees follows the table, as well as a brief discussion of the experience, qualifications, attributes or skills that led to the conclusion that such individual should be nominated. For additional information concerning the nominees, including stock ownership and compensation, see “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Transactions with Management and Principal Shareholders.”

Name	Age	Position with the Company	Expiration of Term as Director	Initial Date as Director

Theodore Deinard	39	Interim Chief Executive Officer, Acting Chief Financial Officer and Director	Next Annual Meeting	Appointed to the Board: August 2011

Jason T. Young	33	Chairman of the Board	Next Annual Meeting	Appointed to the Board: October 2008

Viktor Nemeth (1)	36	Director Chairman of the Audit Committee Chairman of the Compensation Committee	Next Annual Meeting	Appointed to the Board: November 2008

Lynn Wunderman	57	Director Audit Committee Member Compensation Committee Member	Next Annual Meeting	Appointed to the Board: April 2010

Jonathan Bernstein	32	Director Audit Committee Member Compensation Committee Member	Next Annual Meeting	Appointed to the Board: June 2010

Jerrold H. Abrahams (2)	46	Director	Next Annual Meeting	Appointed to the Board: February 2012

(1)	Mr. Nemeth currently serves as a director of the Company and serves as Chairman of the Audit Committee and Compensation Committee as of the date of this proxy statement. Mr. Nemeth will continue to serve as a director following the Annual Meeting, however, due to the fees to be derived by Quadrant following the Acquisitions and his family relationships, being the brother in law of an officer of Quadrant, Mr. Nemeth will no longer qualify as an independent director and he will therefore step down from his services on the Audit Committee and Compensation Committee following the Annual Meeting.

(2)	Mr. Abrahams currently serves as a director of the Company and will commence services on the Audit Committee and Compensation Committee following the Annual Meeting.

Theodore Deinard. Mr. Deinard has served as the Company’s Interim Chief Executive Officer, Acting Chief Financial Officer and as a member of the Company’s Board of Directors since August 16, 2011.  Mr. Deinard is a Managing Director of Quadrant Management Inc. where he is responsible for the evaluation and management of private investment transactions.  Mr. Deinard was previously a Director with Citigroup Global Markets (“Citi”) working with issuers of tax-exempt bonds in the U.S. At that position he was responsible for the design, marketing, structuring, execution and maintenance of a broad portfolio of risk management, investment, and credit products including interest rate swaps, options, caps, floors, repurchase agreements, guaranteed investment contracts, rolling securities agreements, letters of credit, bridge loans, and structured notes. During his twelve-year tenure at Citi, Mr. Deinard was involved in the execution of over $26 billion in derivative, reinvestment, and lending transactions, serving both clients of Citi’s Public Finance Department as well as issuers, advisors, and banks nationwide. Mr. Deinard was a co-chair of the SIFMA (formerly known as BMA) Municipal Financial Products Committee and was also a leading consultant to tax-exempt entities regarding the application of mark-to-market accounting standards for derivative instruments. Mr. Deinard received his Bachelor of Arts from Yale University.

Director Qualifications of Theodore Deinard:

Mr. Deinard’s experience in the investment industry has provided him with extensive knowledge regarding financial matters.

Jason Young. Mr. Young became a Director in October 2008, and he became Chairman of the Board and Chief Executive Officer of the Company in November 2008. On August 16, 2011, Mr. Young resigned as the Company’s Chief Executive Officer. Since 2005, Mr. Young has been a Managing Director at Quadrant Management, Inc., where he is responsible for making investments in US and emerging market companies, where he frequently serves in active Management or Director level roles. He has been an Investment Committee Member of the Carret Global India Fund of Hedge Funds since 2005. In 2008 Mr. Young became a member of the Investment Committee of the Vanterra Advantage Fund. From 2000 to 2005, Mr. Young worked for Merrill Lynch in the Investment Banking Group and later in the Global Principal Investment Group. In 1999, he was an Analyst at Helicon Capital Management, a hedge fund and private equity investment firm. He holds a BA in International Economics from UCLA. Mr. Young serves on the Board of Directors of QMT. Because of his employment with Quadrant Management, Inc., which is under common control with the Brean Murray, Mr. Young is deemed to be a control affiliate of Brean Murray.

Director Qualifications of Jason Young:

Mr. Young’s three years of experience as a director and officer of the Company has given Mr. Young an extensive knowledge of the Company and its operations. In addition, Mr. Young’s service as an officer, director and employee of various entities in the investment industry has provided him with extensive knowledge regarding corporate financial and governance matters.

Viktor Nemeth. Mr. Nemeth became a Director in November 2008, and he currently serves on the Company’s Audit Committee and the Company’s Compensation Committee. Between January 2008 and October 2008, Mr. Nemeth served as the Chief Revenue Officer of Bid4Spots.com, Inc., an entity that hosts weekly online auctions of radio airtime to allow advertisers and broadcasters to transact unsold airtime. From March 2000 through December 2007, Mr. Nemeth worked for Yahoo Inc. and predecessor companies Overture Services and GoTo.com in a variety of corporate development, business development, and sales and marketing roles. Mr. Nemeth holds a BA in Business-Economics with a Minor in Accounting from UCLA.

Director Qualifications of Viktor Nemeth:

Mr. Nemeth brings expertise to the Board in the areas of Sales and Marketing, Corporate and Business Development, and Organizational Development.  He has advised growing companies on strategic and financial matters in a variety of industries. Due to the fees to be derived by Quadrant following the Acquisitions and Mr. Nemeth’s family relationships, being the brother-in-law of Alan Quasha, who serves as the Co-Chairman of Brean Murray and the President of Quadrant, Mr. Nemeth will no longer qualify as an independent director and he will therefore step down from his services on the Audit Committee and Compensation Committee following the Annual Meeting.

Lynn Wunderman.  Ms. Wunderman became a Director in April of 2010. Ms. Wunderman is a seasoned marketing professional with over 30 years’ experience in direct marketing, database marketing, communications, consulting and general management. Over the years, she has launched three successful companies, two continuing non-profit organizations, and counseled some of the largest advertisers in the industry.  From 1999 until 2005, she was the President and CEO of I-Behavior. Since 2006 she has served as the Principal of the Wunderman Group. Since 2009, she has also served as the Chairman of TopVoice, a technology start-up.  Ms. Wunderman currently serves on the Boards of Chango, Lucid Commerce and YouBeauty- online media and technology companies, and has served on a number of advisory boards, including BuySite, Convergent Mobile, Grandparents.com, uknow, Zadspace and the Hudson Valley Center for Innovation.

Director’s Qualifications of Lynn Wunderman:

Ms. Wunderman’s extensive leadership experience as a Chief Executive Officer and Principal of two entities, creation of both for-profit and non-profit organizations, and significant experience on advisory boards has given her valuable insight into the management of diverse entities.

Jonathan Bernstein.  Mr. Bernstein became a Director in July of 2010. Mr. Bernstein is currently a Founding Partner and the Managing Member of BlackBern Partners LLC, a Private Investment Partnership. He has held this position since January of 2010. Since August of 2011, Mr. Bernstein has served as CEO and Chairman of Cadec Global Inc., a provider of fleet management technology solutions to the transportation industry. Since November of 2008 Mr. Bernstein has also served as the Vice President for Business Development and Vice Chairman of Corfin Industries LLC, a semiconductor component preparation services company. Prior to these positions, Mr. Bernstein served as a research Associate at Merlin Securities from June to October of 2008, and as an Investment Analyst at Pershing Square Capital Management from June 2004 until June 2006. Mr. Bernstein also serves as the Chairman of Minds Matter Inc, a national not-for-profit organization whose mission is to transform the lives of accomplished high school students from low-income families by broadening their dreams and preparing them for college success. Mr. Bernstein received his MBA from Columbia University and has a degree in electrical engineering from Cornell University.

Director Qualifications of Jonathan Bernstein:

Mr. Bernstein’s experience in the investment industry and in Corporate and Business Development has provided him with extensive knowledge regarding financial and corporate governance matters.

Jerrold H. Abrahams. Mr. Abrahams became a Director of the Company in February of 2012. Mr. Abrahams serves as a consultant to variety of businesses in the energy sector including a renewable energy private equity fund. In 1992, Mr. Abrahams joined Citi (then Smith Barney Harris Upham Inc.) where he was to enjoy a 20 year career. For the first stage of his career, Mr. Abrahams specialized in infrastructure finance and developed a specific expertise in transportation project finance and privatization. In 1998, Mr. Abrahams received the Citibank Global Customers Solution Award for his work related to the privatization of Highway 407 in Ontario, Canada. At the time, it was the largest privatization of a transportation asset in North America. In 2000, Mr. Abrahams was recruited to join a nascent financial products initiative in governmental and tax-exempt finance. Over the next eight years, Mr. Abrahams played a senior role in the creation of a $40 billion municipal interest rate swap portfolio, $15 billion reinvest book and $8.0 billion loan portfolio. Mr. Abrahams was the lead financial products banker for some of the largest and most complex transactions of the firm's practice including the New York Jets (MetLife Stadium), the Chicago Skyway and New York City. During this time, Mr. Abrahams was promoted to Managing Director and appointed to the MSD Diversity Committee. Mr. Abrahams has a Bachelors of Science in Economics from Washington University in St Louis, Missouri and a Masters of Business Administration from Columbia University, New York. Mr. Abrahams is an Adjunct Professor at the NYU Robert F. Wagner Graduate School of Public Policy.

Director Qualifications of Jerrold H. Abrahams:

Mr. Abrahams’ experience in the investment industry and in Corporate and Business Development has provided him with extensive knowledge regarding financial and business matters.

Required Stockholder Vote and Recommendation of our Board of Directors

The six director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SIX NOMINEES NAMED ABOVE IN PROPOSAL NO. 1. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” ALL NOMINEES.

INFORMATION REGARDING THE BOARD OF DIRECTORS

AND EXECUTIVE OFFICERS

Information regarding Mr. Theodore Deinard as an officer and director of the Company is set forth in the table above pertaining to the nominees for election of directors.

Other Executive Officers

Name	Age	Position with the Company	Initial Date as Officer
Harold R. Beldsoe	30	President and Chief Technology Officer	August 16, 2011
Keerat Kaur	30	Corporate Secretary	March 14, 2012

Harold R. Bledsoe. Mr. Bledsoe has served as the Company’s President and Chief Technology Officer since August 16, 2011.  Prior to joining the Company in May 2011, Mr. Bledsoe held the position of Director of Business Development at Ubiquiti Networks, Inc. where he worked to develop various global markets.  Prior to Ubiquiti Networks, Inc., Mr. Bledsoe was co-founder and President of Deliberant LLC.  Here Mr. Bledsoe took the wireless equipment manufacturer from startup to a global multi-brand, multi-million dollar business over the course of 5 years. He has studied the industry extensively and worked with customers all over the globe.  Mr. Bledsoe received his Bachelors of Science in Computer Engineering from the Georgia Institute of Technology, graduating with High Honors in 2003.

Keerat Kaur. Ms. Kaur was appointed Corporate Secretary of the Company on March 14, 2012. Ms. Keerat Kaur is a Vice President at Quadrant Management, Inc., where she is responsible for evaluating and executing private equity investments in the US and emerging markets, as well as monitoring and supporting portfolio companies.  In addition, Ms. Kaur is a Vice President at Carret Global India Fund of Hedge Funds.  Prior to Quadrant, Ms. Kaur was a business strategy analyst at HCL Technologies Ltd., New Delhi, one of India‘s premier IT services provider.  She holds an MBA in Finance from the Indian Institute of Foreign Trade, India and a Bachelor’s in Finance from Shri Ram College of Commerce, New Delhi, India.

Each of our officers serves as the pleasure of the Board of Directors. There are no family relationships among our officers and directors.

Board Meetings

The Board of Directors met 7 times during the fiscal year ended December 31, 2011, and each director serving as of such date participated in 100% of the meetings, except for Jon Bernstein who was unable to attend one meeting, Lynn Wunderman who was unable to attend two meetings, and Marco Vega, who resigned from the Company’s Board of Directors on August 16, 2011, who was unable to attend one meeting. The Board of Directors does not maintain a formal policy regarding the manner in which shareholders may communicate with the Board.  The Board intends to adopt such a formal policy in the near future.

The Company encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders, but does not require any member to do so. Two of the directors attended the Company’s last Annual Meeting of Shareholders, held on December 8, 2011.

Board Independence

We are currently subject to corporate governance standards defining the independence of our directors imposed by the NASDAQ Capital Market’s requirements for independent directors (Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC). As of the date of this proxy statement, Viktor Nemeth, Lynn Wunderman, Jonathan Bernstein and Jerrold H. Abrahams qualify as independent directors in accordance with the standards imposed by the NASDAQ Capital Market’s requirements for independent directors (Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC). Due to the fees to be derived by Quadrant following the Acquisitions and Mr. Nemeth’s family relationships, being the brother-in-law of Alan Quasha, who serves as the Co-Chairman of Brean Murray and the President of Quadrant, Mr. Nemeth will no longer qualify as an independent director and he will therefore step down from his services on the Audit Committee and Compensation Committee following the Annual Meeting.

Board Risk Oversight

The Board of Directors has broad responsibility to provide oversight of significant risks to the Company primarily through direct engagement with Company management and through delegation of ongoing risk oversight responsibilities to the Board’s committees.

Board Leadership Structure

Since August of 2011, the roles of Chief Executive Officer and Chairman have been segregated, with Mr. Jason Young, who previously also served as both the Company’s Chief Executive Officer and Chairman, now serving solely as Chairman, and Mr. Theodore Deinard serving as both Interim Chief Executive Officer and a director of the Company. The Company believes this segregation of roles is suitable for the Company. Both Mr. Young and Mr. Deinard are highly knowledgeable about the Company’s business and are capable of effectively identifying strategic priorities and leading the Board’s discussion and execution of strategy.

The Company has a board consisting of six members, which currently includes four Independent Directors. The Company believes Independent Directors and management have different perspectives and roles in strategy development. The Interim Chief Executive Officer brings company-specific experience and expertise, while the Company’s independent Directors bring experience, oversight, and expertise from outside the Company and its industry. The Board believes that the presence of the Interim Chief Executive Officer as a member of the Board promotes the development and execution of the Company’s strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Board believes that a Board, a majority of whose directors are independent, is in the best interest of shareholders because it provides the appropriate balance between independent oversight of management and the development of strategy.

Audit Committee of the Board of Directors

Viktor Nemeth, Lynn Wunderman and Jonathan Bernstein are independent directors serving on the Company’s Audit Committee as of the date of this proxy statement.  The responsibilities of the Audit Committee include overseeing our financial reporting process, reporting the results of the Committee’s activities to the board, retaining and ensuring the independence of our auditors, approving services to be provided by our auditors, reviewing our periodic filings with the independent auditors prior to filing, and reviewing and responding to any matters raised by the independent auditors in their management letter. The Audit Committee met four times during fiscal 2011; each meeting was attended by all committee members serving as of such date with the exception of one member who did not attend one meeting.  The respective biographies and qualifications of the Audit Committee members are summarized above under the caption “Proposal No. 1: Election of Directors.” Due to the fees to be derived by Quadrant following the Acquisitions and Mr. Nemeth’s family relationships, being the brother-in-law of Alan Quasha, the Co-Chairman of Brean Murray and the President of Quadrant, Mr. Nemeth will no longer qualify as an independent director and he will therefore step down from his services on the Audit Committee and Compensation Committee following the Annual Meeting.

Audit Committee Financial Expert

Jonathan Bernstein has been designated to be the Company’s Audit Committee financial expert.  The biography and qualifications of Mr. Bernstein are summarized above under the caption “Proposal No. 1: Election of Directors.”

Audit Committee Charter

Our Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee will review and assess the adequacy of the Audit Committee charter annually.

Audit Committee Report

Management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to engage and discharge the Company’s auditors. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent auditors included in the report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company’s independent accountants are in fact “independent.”

In this context, the Audit Committee has met and held discussions separately with management and the independent accountants. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect.

The Company’s independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee discussed with the independent accountants that firm’s independence. No non-audit services were provided by the Company’s independent accountants in the year ended December 31, 2011.

Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representations of management and the report of the independent accounts to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in this proxy statement, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors:

Viktor Nemeth, Chairman

Jonathan Bernstein

Lynn Wunderman

Compensation Committee

The Board of Directors currently has a Compensation Committee consisting of Viktor Nemeth, Lynn Wunderman and Jonathan Bernstein.  Mr. Nemeth serves as the Chairman of the Compensation Committee.  The Compensation Committee has a charter which is located on the Company’s website at www.arcwireless.net. The Compensation Committee held no formal meetings during fiscal 2011, because there were no material compensation arrangements to discuss. Due to the fees to be derived by Quadrant following the Acquisitions and Mr. Nemeth’s family relationships, being the brother-in-law of Alan Quasha, the Chairman of Brean Murray and the President of Quadrant, Mr. Nemeth will no longer qualify as an independent director and he will therefore step down from his services on the Audit Committee and Compensation Committee following the Annual Meeting.

Nominating Committee: Nominating Policies and Procedures

The Company does not currently have a standing nominating committee of the Board of Directors because it believes that the nominating functions should be conducted by the full Board of Directors.

On June 30, 2008 the Board of Directors amended and restated its Policies and Procedures for Nominations of Director Candidates (the “Nomination Policies”), which became effective January 1, 2009. Director nominations are made to the Board of Directors by independent directors, constituting a majority of the Board of Directors’ independent directors, in a vote in which only independent directors vote. It is the policy of the Board of Directors that each candidate recommended for nomination and election to the Board (each, a “Nominee”), regardless of whether such Nominee is recommended by a shareholder of the Company, the Board or any other person, shall be approved by a majority of the independent directors of the Board.

In general, the Board believes that certain minimum qualifications must be met by each Nominee for the Board, as well as meeting the applicable independence standards required by the Securities Exchange Commission (the “SEC”) and federal securities laws. The Board believes that Nominees must reflect a Board that is comprised of directors (i) a majority of whom are independent (as determined under the aforementioned SEC director qualification standards); (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board; and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. In evaluating the qualifications of the Nominees, the Board considers many factors, including issues of leadership ability, career success, character, judgment, independence, background, age, expertise, diversity and breadth of experience, length of service, other commitments and the like. The Board evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board considers the suitability of each Nominee, including the current members of the Board, in light of the current size and composition of the Board.

Unless and until otherwise subsequently determined by the Board, the number of directors of the Company at any time shall be the number of directors that the Board nominated for election at the most recently-held Annual Meeting of shareholders, increased by the number of directors, if any, that the Board appointed subsequent to the most recently-held Annual Meeting of shareholders and also increased by the number of directors, if any, whose term as a director did not expire at the most recently-held Annual Meeting of shareholders.

The Board shall consider recommendations for Nominees to the Board from shareholders (an “Eligible Shareholder”) holding a minimum of $2,000 in market value, or 1%, of the Company’s voting Common Stock, which stock is held through the date of the meeting electing directors, and which Eligible Shareholder complies with the nomination notice procedures set forth in the Nomination Policies. Nominees recommended by Eligible Shareholders (hereinafter referred to as “Shareholder Candidates”) will be evaluated by the Board on the same basis as Nominees that may be identified by the Board, management or, if the Board permits, a search firm.

For a Shareholder Candidate to be considered by the Board, the Eligible Shareholder and the Shareholder Candidate must comply with the procedures set forth in the Company’s Nomination Policies. Recommendations for Shareholder Candidate(s) to the Board of Directors from an Eligible Shareholder must be directed in writing to ARC Wireless Solutions, Inc., Attn: President, at the Company’s principal offices at 6330 North Washington Street, Unit #13, Denver, CO 80216-1146. The specific recommendations should include the information set forth in the Company’s Nomination Policies.

For a recommendation of a Shareholder Candidate to be properly brought before the Board by an Eligible Shareholder, the Eligible Shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, an Eligible Shareholder’s notice must be delivered to the Corporate Secretary not less than one hundred and twenty (120) days prior to the first (1st) anniversary of the preceding year’s Annual Meeting. In the event that the date of the Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary date of the preceding year’s Annual Meeting, the notice by the Eligible Shareholder must be delivered not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made.

The Secretary of the Company will provide a copy of the Nominating Policies and Procedures upon a request in writing from the Eligible Shareholder.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of ours. Based solely on our review of the copies of such forms we received, we believe that during the year ended December 31, 2011, all such filing requirements applicable to our officers and directors were complied with, except that reports were filed late by the following persons:

Name	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Theodore Deinard Interim Chief Executive Officer Director	1	1
Jason Young Former Chief Executive Officer Chairman of the Board of Directors	1	1
Harold Bledsoe President and Chief Technology Officer	1	1
Marco Vega Former Director	1	1
Paul Rini 10% Shareholder	1	2
Brean Murray Carret Group, Inc.10% shareholder	1	1

Code of Ethics

We have adopted a Code of Ethics, which was amended on November 7, 2006, that applies to all officers, directors and employees of the Company. The Code is publicly available and posted on the Company’s website at the following link: http://www.arcwireless.net.

Corporate Governance Documents

On the Company’s Corporate Governance Web site at http://www.arcwireless.net, shareholders can access the Company’s Audit Committee Charter, Compensation Committee Charter, and Code of Ethics for members of the Board of Directors and officers. Copies of these documents are available to shareholders without charge upon request to the Corporate Secretary at the Company’s principal address.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis addresses the aspects of our compensation programs and explains our compensation philosophy, policies, and practices, with respect to our named executive officers, including our Interim Chief Executive Officer, Acting Chief Financial Officer, and President and Chief Technology Officer, which we collectively refer to as our named executive officers, or NEOs.

Oversight of Executive Compensation Program

The Compensation Committee of our Board of Directors oversees our executive compensation programs. Each member of the Compensation Committee is an “independent director” as defined by the federal securities laws and in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC.  The Compensation Committee did not formally convene a meeting during 2011. The Compensation Committee is empowered to advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of executive officers and key employees of the Company.  The various components of the compensation programs for executive officers are discussed below in Elements of Executive Compensation Program.

Objectives of Executive Compensation and What the Programs are Designed to Reward

The Company’s executive compensation program is designed to integrate compensation with the achievement of our short-term and long-term business objectives and to assist us in attracting, motivating and retaining the highest quality executive officers and rewarding them for superior performance.

We believe that the compensation of our executive officers should reflect their success in attaining key operating objectives, such as growth or maintenance of market position, development of new products, maintenance and development of customer relationships and long-term competitive advantage. We also believe that executive compensation should reflect achievement of individual goals established for specific executive officers, as well as specific achievements by such individuals over the course of the year such as development of specific products or customer relationships or agreements or executing or integrating acquisitions and strategic arrangements.

Compensation Consultants

In determining competitive levels of compensation, the Compensation Committee considers publicly available information regarding the compensation of executive officers of other comparable U.S. investor-owned companies. The Compensation Committee also considers recommendations made by the CEO regarding compensation for other NEOs and key employees.  Neither the Company nor the Compensation Committee utilized the services of a compensation consultant in the fiscal year ended December 31, 2011, as both the Company and Compensation Committee believed that there was no need for the services of such consultant.

Elements of Executive Compensation Program

Compensation elements include:

•	base salary;
•	annual cash or equity incentive awards;
•	long-term equity incentive compensation; and
•	other health, welfare and pension benefits.

Base Salary

Base salary is designed to provide competitive levels of base compensation to our executives based on their experience, duties and scope of responsibilities.  We pay base salaries because it provides a base compensation that is required to recruit and retain executives of the quality that we must employ to ensure the success of our Company.

Annual Cash or Equity Incentive Awards

Annual incentive compensation is designed to provide competitive levels of compensation based on experience, duties and scope of responsibilities. Incentive awards are influenced by the Company’s profitability and achievement of planned profitability, as well as other factors.

Long-Term Equity Incentive Compensation

Long-term equity awards were granted to our executives from our 1997 Stock Option and Compensation Plan (“1997 Plan”) until September 2007, when the shareholders of the Company approved the 2007 Stock Incentive Plan (the “2007 Plan”). The Compensation Committee does not have a regular schedule for awarding equity-based compensation and the timing of such awards is subject to the discretion of the Compensation Committee. We do not backdate options or grant options retroactively or stock options with a so-called “reload” feature. In addition, we do not plan to coordinate grants of options so that they are made before the announcement of favorable information, or after the announcement of unfavorable information. In 2007, the Compensation Committee issued a stock option award of 40,000 shares to Steve C. Olson, our former Chief Technology Officer, under the 2007 Plan.  In connection with Mr. Olson’s resignation on August 16, 2011, all such options have terminated. No stock options were issued in 2008, 2009, 2010 or 2011.

Other Health, Welfare and Retirement Benefits

Health and Welfare Benefits

Employees may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, and life insurance. We provide these benefits to meet the health and welfare needs of employees and their families.

Pension Benefits and Nonqualified Deferred Compensation

We do not currently provide pension arrangements or post-retirement health coverage for our executives or employees, although we may consider such benefits in the future. In addition, we do not provide any nonqualified defined contribution or other deferred compensation plans, although we may consider such benefits in the future.

Employment Agreements and Other Post-Employment Payments

Mr. Theodore Deinard, our Interim Chief Executive Officer, is not party to an employment agreement and has no current compensation arrangement with the Company.

Mr. Harold Bledsoe, our President and Chief Technology Officer, currently receives a salary of $150,000 per year. He is not party to an employment agreement with the Company.

Ms. Keerat Kaur, our Corporate Secretary, is not a party to an employment agreement and has no current compensation arrangement with the Company.

Tax Implications of Executive Compensation

We do not currently intend to award compensation that would result in a limitation on the deductibility of a portion of such compensation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, other than awards that may be exercised under qualified stock option plans; however, we may in the future decide to authorize other compensation in excess of the limits of Section 162(m) if it determines that such compensation is in the best interests of the Company.

Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Viktor Nemeth

Lynn Wunderman

Jonathan Bernstein

Summary Compensation Table for 2011

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Theodore Deinard	2011	10,417	-	-	-	-	-	-	10,417
Interim Chief Executive Officer (4)

Harold Bledsoe,	2011	77,500	-	-	-	-	-	-	77,500
President and Chief Technology Officer

Jason T. Young,	2011	25,000	-	-	-	-	-	-	25,000
Chairman of the Board, Former Chief Executive Officer (1)	2010	22,900	-	-	-	-	-	-	22,900

Steven C. Olson,	2011	154,877	-	-	-	-	-	-	154,877
Former Chief Technology Officer and Former Acting Chief Financial Officer (2)(3)	2010	215,000	-	-	-	-	-	-	215,000

(1)	Mr. Young was appointed as a director in October 2008 and was appointed as the Company’s Chairman of the Board and Chief Executive Officer in November 2008. Mr. Young resigned as the Company’s Chief Executive Officer and Secretary on August 16, 2011. Mr. Young received no compensation as an employee during 2011 and 2010. Mr. Young received 25,000 and $22,900 in fees for his services as a director during 2011 and 2010, respectively.

(2)	Mr. Olson resigned as the Company’s Chief Technology Officer and Acting Chief Financial Officer on August 16, 2011.

(3)	Mr. Olson’s salary for the years ended 2011 and 2010 was $215,000.

(4)	Mr. Deinard was appointed as a director in August 2011 and was appointed as the Company’s Interim Chief Executive Officer in August 2011. Mr. Deinard received no compensation as an employee during 2011. Mr. Deinard received $10,417 in fees for his services as a director during 2011.

Grants of Plan-Based Awards

There were no stock Equity Incentive Plan awards granted to the executive officers with respect to the years ended December 31, 2011 and 2010 other than those noted above. In addition, no options were exercised by the executive officers during the years ended December 31, 2011 and 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information on outstanding option and stock awards held by the named executive officers as of December 31, 2011, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. No option and stock awards were held by the named executive officers as of December 31, 2011.

Option Award					Stock Award
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Theodore Deinard	-	-	-	-	-	-		-
Harold Bledsoe	-	-	-	-	-	-		-
Jason T. Young	-	-	-	-	-	-		-
Steven C. Olson	-	-	-	-	-	-		-

Director Compensation for the Year Ended December 31, 2011

The table below summarizes the compensation paid by the Company to directors for the year ended December 31, 2011:

Director Compensation for the Year Ended December 31, 2011

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Theodore Deinard (1)	$10,417	-	-	-	-	-	$10,417
Jason T. Young	$25,000	-	-	-	-	-	$25,000
Viktor Nemeth	$40,000	-	-	-	-	-	$40,000
Lynn Wunderman	$40,000	-	-	-	-	-	$40,000
Jonathan Bernstein	$40,000	-	-	-	-	-	$40,000
Marco Vega (2)	$25,000	-	-	-	-	-	$25,000
Jerrold H. Abrahams (3)	$-	-	-	-	-	-	$-

(1)	Effective as of August 16, 2011, Mr. Ted Deinard was appointed as the Company’s Interim Chief Executive Officer, Acting Chief Financial Officer and as a member of the Company’s Board of Directors.

(2)	Marco Vega resigned from the Company’s Board of Directors on August 16, 2011.

(3)	Mr. Abrahams was appointed to the Board of Directors in February 2012 and therefore did not receive any compensation with respect to such services during 2011. Mr. Abrahams will receive $40,000 per annum in respect of his Board services to be rendered to the Company during 2012.

Payments Related to the AFT Acquisition and the QMT Acquisition

No executive officer or director of ARC, the QMT Group or AFT will receive any compensation, whether present, deferred or contingent, including but not limited to a “Golden Parachute” payment, related to the AFT Acquisition or the QMT Acquisition.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or former officer of the Company or had any material relationship or transactions with the Company and no officer of the Company sits on the compensation committee or other body that has the power to establish the compensation of any member of the Compensation Committee.

2007 Stock Incentive Plan

In September 2007 the shareholders of the Company approved the 2007 Stock Incentive Plan (the “2007 Plan”). The 2007 Plan provided for grants of up to 300,000 shares of our Common Stock to be issued as incentive. As of December 31, 2011, all stock incentive grants under the 2007 Plan had terminated and our Board of Directors has determined that no further awards will be made under the 2007 Plan.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Mr. Steven C. Olson served as President and Chief Technology Officer of the Company’s Wireless Communications Solutions Division until his resignation on August 16, 2011.

Prior to the resignation of Mr. Olson, the Company had entered into a five year employment agreement with him Effective November 1, 2007. The agreement provided for annual base compensation of $200,000 in 2007, increasing annually to $245,000 in 2011. Mr. Olson was entitled to bonuses ranging from $5,000 to $100,000 annually contingent upon the Wireless Communications Solutions Division achieving certain net income targets. Mr. Olson earned a bonus of $7,500 for 2007. Mr. Olson received options to purchase 10,000 shares of our Common Stock at a price of $6.00 per share from August 22, 2004 through August 22, 2007. Mr. Olson also received options to purchase 40,000 shares of our Common Stock on August 21, 2007. In connection with Mr. Olson’s resignation on August 16, 2011, all such options have terminated.

We have no compensatory plan or arrangement that results or will result from the resignation, retirement, or any other termination of an executive officer’s employment with us or from a change-in-control or a change in an executive officer’s responsibilities following a change-in-control.

Certain Transactions with Management and Principal Shareholders

We do not employ specific written procedures for the review, approval or ratification of related party transactions involving our directors, officers and employees or their family members, but we consider such transactions on a case-by-case basis.

On January 23, 2009 we entered into the ARC Advisory Agreement with Quadrant. Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. Brean Murray, an organization that beneficially owns 1,126,484, or 36.44%, of the Company’s Common Stock. Mr. Young, the Chairman of ARC’s Board of Directors, and Mr. Deinard, ARC’s Interim Chief Executive Officer and director, are each Managing Directors at Quadrant Management, Inc. Ms. Kaur, our Corporate Secretary, is a Vice President at Quadrant. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Pursuant to the ARC Advisory Agreement, Quadrant will provide the Company financial advisory and business consulting services, including restructuring services.

 In consideration for the restructuring services provided by Quadrant since November 2008 and for the ongoing services to be provided, the Company will pay the following: 1) an initial cash fee of $250,000 upon signing the ARC Advisory Agreement; 2) an annual fee of the greater of (i) $250,000, (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items (“EBITDA”) for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year; and 3) all reasonable out-of-pocket expenses incurred Quadrant in performing services under the ARC Advisory Agreement. The ARC Advisory Agreement will expire on December 31, 2013.

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to the Preliminary Proxy Statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000.

In addition, Quadrant and QMT have entered into a non-exclusive financial advisory agreement whereby Quadrant performs ongoing consulting and advisory services for the Company through Quadrant personnel (acting at all times as independent contractors to the Company). The scope of such services includes business consulting services, financial advisory services, and other services. In consideration for such services, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. QMT shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services. The QMT-Quadrant financial advisory agreement will continue in effect following the acquisition of QMT by the Company and will remain effective through December 31, 2013.

From the period October 2010 to December 2011, the Company utilized the manufacturing, product sourcing, and outsourcing services of Rainbow Industrial Limited (“RIL”) which is based in China.  RIL is wholly owned by an affiliate of Quadrant Management, Inc., which is affiliated with the Company and its Interim Chief Executive Officer as described above. The Company purchased goods and services from RIL valued at approximately $200,000 per month, however the actual dollar amount varied significantly with normal fluctuations in business activity.  RIL had advised the Company that it was providing these goods and services to the Company at or near cost and that RIL does not expect to make any material profit from such transactions.  The Company used RIL because it believed doing so lowered its costs and simplified its internal accounting procedures.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control.

Except as set forth herein, during the fiscal year ended December 31, 2011 and during the interim period since the end of fiscal year 2010, there were no transactions between the Company and its directors, executive officers or known holders of greater than five percent of the Company’s Common Stock in which the amount involved exceeded $120,000 and in which any of the foregoing persons had or will have a direct or indirect material interest.

PROPOSAL NO. 2: APPROVAL OF (I) THE ACQUISITION OF QUADRANT METALS TECHNOLOGIES, LLC AND THE ISSUANCE OF 7,857,898 SHARES OF COMPANY COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT); AND (II) APPROVAL OF THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR CASH INVESTMENT OF $450,594.

Required Stockholder Approval

A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum.

In respect of Proposal No. 2 which pertains to the proposed QMT Acquisition, because Brean Murray and Quadrant are affiliates of ARC and QMT, Brean Murray will vote separately from all other shareholders in respect of Proposal No. 2. The QMT Acquisition and the Securities Sale will be authorized to close only if a majority of the disinterested shares of ARC Common Stock present and voting at the Annual Meeting, in person or by proxy, vote “For” Proposal No. 2. If a qualifying quorum is present for purposes of duly holding the Annual Meeting, a minimum special quorum is not otherwise required for voting on Proposal No. 2. The Company’s Articles of Incorporation provide that interested party transactions with the Company shall be ratified if a majority of a quorum of the shareholders having voting power shall have approved such matter. Only disinterested shares of ARC Common Stock voting “for”, “against” or “abstain” on Proposal No. 2 will determine whether Proposal No. 2 will be approved, and whether ARC will close the QMT Acquisition and the Securities Sale. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2. Broker non-votes will be counted only for purposes of quorum and will not be counted for, against or abstaining from Proposal No. 2.

Amount, Title and Description of Securities to be Issued

Acquisition of QMT Membership Interests

Under the terms of the QMT Acquisition Agreement, at the closing, we will in exchange for 100% of the QMT Membership Interests, issue a total of 7,857,898 shares of newly-issued shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) (the “QMT Shares”) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), consisting of 5,808,066 shares of Common Stock to be issued in the aggregate to two wholly-owned subsidiaries of Quadrant, QMP and QTS (equal to 2,978,495 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), and a total of 2,049,831 shares of Common Stock to be issued to the Non-Controlling QMT Investors (equal to 1,051,195 shares after giving effect to the proposed 1:1.95 Reverse Stock Split). Simultaneously at closing of the QMT Acquisition Agreement, Carret P.T., LP, an affiliate of Brean Murray, will purchase from ARC 112,648 newly-issued shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for a cash investment in ARC of $450,594.

The QMT Acquisition Agreement and Related Agreements

The QMT Acquisition Agreement

The following is a summary of selected provisions of the QMT Acquisition Agreement. While we believe this description covers the material terms of the QMT Acquisition Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the QMT Acquisition Agreement which is attached to this proxy statement as Annex B and is incorporated by reference in this proxy statement. We urge you to read the entire QMT Acquisition Agreement carefully.

Prior to the acquisition, Quadrant owns through its wholly-owned subsidiaries QMP and QTS, seventy-four percent (74%) of the Membership Interests of QMT with the remaining twenty-six percent (26%) owned by the Non-Controlling QMT Investors. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT.

QMT Closing

Subject to the conditions to closing set forth in the QMT Acquisition Agreement, the closing of the issuance and sale of the QMT Shares will occur on or about the date of approval of the QMT Acquisition Agreement by the requisite number of shareholders of ARC (the “Acquisition Consideration”). See “QMT Acquisition Agreement —Conditions to Closing” below.

Representations and Warranties

The QMT Acquisition Agreement contains representations made by ARC to the QMT Sellers relating to a number of matters, including the following:

•	our organization and good standing, corporate authority to enter into the QMT Acquisition Agreement and the documents related thereto and absence of conflicts between the QMT Acquisition Agreement and our organizational documents, material agreements and applicable law; and

•	absence of consents required by governmental authorities in connection with the QMT Acquisition Agreement or the transactions contemplated by the QMT Acquisition Agreement; and

•	brokers and finders.

The QMT Acquisition Agreement contains representations made by QMP, QTS, QMT and each of the subsidiaries of QMT (the “QMT Subsidiaries”) to us relating to a number of matters, including the following:

•	organization of each of the QMT Sellers, authority to enter into the QMT Acquisition Agreement and the documents related thereto, absence of conflicts between the QMT Acquisition Agreement and the each of the QMT Sellers’ organizational documents and the enforceability of the QMT Acquisition Agreement;

•	organization of QMT, authority to enter into the QMT Acquisition Agreement and the documents related thereto, absence of conflicts between the QMT Acquisition Agreement and the QMT’s organizational documents and operating agreement and the enforceability of the QMT Acquisition Agreement;

•	organization of the QMT Subsidiaries, authority to enter into the QMT Acquisition Agreement and the documents related thereto, absence of conflicts between the QMT Acquisition Agreement and the each of the QMT Subsidiaries’ organizational documents and the enforceability of the QMT Acquisition Agreement;

•	authorized and outstanding shares or membership interests of the QMT Sellers, QMT and the QMT Subsidiaries;

•	absence of liens and pre-emptive rights with respect to the membership interests of QMT and the QMT Subsidiaries;

•	absence of consents required by governmental authorities in connection with the QMT Acquisition Agreement;

•	absence of litigation;

•	compliance of legal requirements;

•	employee benefit matters;

•	real and tangible personal property;

•	tax matters;

•	the financial statements are consistent with generally accepted accounting principles;

•	environmental matters;

•	brokers and finders; and

•	status of each of the QTS and QMP as “accredited investors.”

 The QMT Acquisition Agreement contains representations made by the Non-Controlling QMT Investors to us relating to a number of matters, including the following:

•	authority of each of the Non-Controlling QMT Investors and the enforceability of the QMT Acquisition Agreement;

•	absence of liens and pre-emptive rights with respect to the membership interests of QMT;

•	absence of consents required by governmental authorities in connection with the QMT Acquisition Agreement;

•	absence of litigation;

•	brokers and finders;

•	status of each of the Non-Controlling QMT Investors as “accredited investors.”

Other Covenants and Agreements

Following the execution of the QMT Acquisition Agreement, the QMT Sellers are generally required to operate the business of QMT in the same manner as it has been operated in the past until the closing. The parties acknowledge that QMT may make distributions of cash to its members following the execution of the QMT Acquisition Agreement and prior to the closing.

From the date of the QMT Acquisition Agreement to the date of closing or termination of the QMT Acquisition Agreement, the QMT Sellers and QMT are required to refrain from initiating, engaging or entering into a different agreement to engage in a transaction concerning any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving QMT or any subsidiary (an “Alternate Transaction”). However, ARC is expressly entitled to initiate, solicit or encourage or otherwise facilitate an Alternate Transaction with any party concerning an Alternate Transaction involving ARC, and may, subject to delivery of certain required notices, terminate the QMT Acquisition Agreement and enter into an alternative transaction which the Special Committee believes in good faith to be a “Superior Proposal” as defined in the QMT Acquisition Agreement, giving full consideration to the potentially negative effect such transaction may have on the AFT Acquisition.

QMT Conditions to Closing

Consummation of the transactions contemplated by the QMT Acquisition Agreement is conditional upon, among other matters, of (i) approval of the transactions contemplated by the QMT Acquisition Agreement by an affirmative vote of the stockholders holding at least a majority of the shares of ARC Common Stock held by disinterested holders of shares of ARC Common Stock present and voting on the transaction at a meeting in which at least a majority of all shares of ARC Common Stock are present for quorum purposes; (ii) if ARC is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations such that ARC’s Common Stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding; (iii) acquiring a minimum of $250,000 cash in QMT accounts at closing and having non-cash working capital in amount equal to not less than 20% of the trailing twelve months’ net sales of the Company, as determined as of the most recent calendar month-end prior to the closing date; (iv) the Company shall have received the opinion of its financial advisor as to the fairness of the transaction from a financial point of view, which opinion shall be in form and substance reasonably acceptable to the Company and the Special Committee; and (v) other customary closing conditions.

QMT Indemnity

The representations and warranties of QMP and QTS will survive for fifteen months, however the representations and warranties related to fraud and the existence and authority of QMP, QTS and the QMT Subsidiaries and the capitalization of QMT (the “Seller Fundamental Representations”) will survive indefinitely and the representations and warranties related to employee benefits, taxes, environmental conditions and products will survive until 60 days following the expiration of the applicable statute of limitations. The representations and warranties of the Non-Controlling QMT Investors will survive for six months, however the representations and warranties related to fraud and the authority and ownership of the membership interests of QMT will survive indefinitely.

The representations and warranties of ARC will survive for fifteen months, however the representations and warranties related to fraud and the existence and authority of ARC will survive indefinitely.

QMP and QTS will indemnify ARC and their affiliates against all liabilities arising out of or relating to:

•	any breach of any representation or warranty made by QMP or QTS;

•	any breach of any covenant by QMP or QTS; and

•	certain tax liabilities incurred prior to closing.

QMP and QTS are jointly and severally liable. Except for claims related to the Seller Fundamental Representations, QMP and QTS are not liable for any indemnity claims until the losses equal $200,000 at which point QMP and QTS are liable for all losses in excess of the initial $200,000. Except for claims related to the Seller Fundamental Representations and employee benefits, taxes, environmental conditions, and products, the maximum amount of all claims shall be 15% of the value of the Acquisition Consideration. The maximum amount of all claims related to employee benefits, taxes, environmental conditions, and products and the Seller Fundamental Representations is 100% of the Purchase Price. The Non-Controlling QMT Investors are not responsible for losses resulting from certain indemnification claims related to QMP, QTS, QMT and the QMT Subsidiaries.

The indemnification obligations of QMT Sellers will be only satisfied with the delivery of the Acquisition Consideration valued at $4.00 per share, subject to adjustment for forward stock splits, Reverse Stock Splits, stock dividends and any other similar events. Giving effect to the 1-for-1.95 Reverse Stock Split, the acquisition consideration would be $7.80 per share. The QMT Sellers have agreed, for purposes of assuring the respective indemnification obligations, not to sell, transfer or encumber the Shares of ARC issued to the Sellers for a minimum period of 180 days after the closing date. In the event a Seller lacks the number of shares of Buyer Stock required to satisfy an indemnity claim, such Seller will be required to purchase the requisite number of shares from one or more third parties on the open market. Quadrant will guarantee the indemnification obligations of QMP and QTS.

ARC will indemnify QMT and their affiliates against all liabilities arising out of or resulting from:

•	any breach of any representation or warranty made by ARC;
•	any breach of any covenant by ARC; and
•	certain tax liabilities incurred following the closing.

QMT Termination

Prior to the closing, the QMT Acquisition Agreement may be terminated:

•	by ARC at any time prior to completion of the issuance of the QMT Shares, if any of the QMT Sellers or QMT has (i) breached any of their representations, warranties or covenants under the QMT Acquisition Agreement and failed to cure such breach within 15 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet certain conditions to closing;

•	by the QMT Sellers at any time prior to completion of the issuance of the QMT Shares, if ARC (i) has breached its representations or undertakings under the QMT Acquisition Agreement and failed to cure such breach within 15 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet certain conditions to closing;

•	by the QMT Sellers or ARC, if the closing has not occurred on or before June 25, 2012 due to the failure of any condition precedent from taking place (unless the failure is caused by the party that gives notice of the termination) however, as of June 25, 2012 each of the QMT Sellers and ARC agreed to waive this provision and extend such deadline until August 6, 2012;

•	by ARC in connection with a Superior Proposal; or

•	by mutual written agreement of the QMT Sellers and ARC.

Assignment

The QMT Acquisition Agreement may not be assigned or transferred without the prior written consent of the other parties.

Purchase of ARC Common Stock by Carret P.T., LP

As part of the QMT Acquisition Agreement, simultaneously at closing of the QMT Acquisition Agreement, Carret P.T. LP, an affiliate of Brean Murray, will purchase from ARC, at a purchase price of $4.00 per share ($7.80 per share giving effect to the 1-for-1.95 Reverse Stock Split), 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) for total cash investment of $450,594 by Carret P.T., LP. The reasons for this sale are as follows: following the QMT Acquisition, the former shareholders of QMT will own 71% of the value of ARC. QMI could accomplish the proposed transaction without recognizing taxable gain if the transaction qualifies as a tax-free contribution of the QMT interests to ARC under Section 351 of the Internal Revenue Code of 1986, as amended (the “351 Transaction”). In order to qualify as a tax-free exchange, the 351 Transaction must result in the group of transferors of property to ARC owning at least 80% of the voting power and value of the outstanding stock of the transferee corporation. The Securities Sale is expected to accomplish meeting the conditions required for the 351 Transaction tax treatment. The proceeds of the Securities Sale will be available for general corporate purposes of ARC after closing of the Securities Sale.

There would be no tax effect on the unaffiliated shareholders of ARC if the purchase is not made by Carret. If Carret does not make the stock purchase, then the sole tax result is that the QMT shareholders would become subject to tax as of the date of exchange of their QMT membership interests for shares of ARC common stock. For purposes of clarity, the shareholders of ARC will not be subject to a taxable transaction in connection with the QMT Acquisition irrespective of whether Carret purchases or does not purchase the new shares of ARC Common Stock. Only the holders of QMT Membership Interests are affected for purposes of tax treatment with respect to the Carret purchase of ARC Common Stock.

Accounting Treatment

The QMT Acquisition is being accounted for as a “reverse acquisition,” and QMT is deemed to be the accounting acquirer in the acquisition. The financial statements of QMT are presented as the continuing accounting entity. The equity section of the balance sheet and earnings per share of QMT are retroactively restated to reflect the effect of the terms of the QMT Acquisition Agreement.

Directors of the Company Following the QMT Acquisition

Assuming the nominees for directors are elected by the shareholders after the voting on Proposal No. 1, the officers and directors of ARC are expected to remain the same during the foreseeable future following the Acquisitions and Securities Sale.

Interests of QMT Executive Officers and Directors in the Acquisitions

The officers and directors of QMT have financial interests in the Acquisitions in addition to their services as officers and directors of QMT. Robert Marten serves as the CEO and President of Quadrant Metals Technologies, LLC and FloMet LLC, and is the CEO of TubeFit LLC and General Flange and Forge LLC. Arlan Clayton is a Director of Quadrant Metals Technologies, LLC as well as serves as the President of Tekna Seal LLC. John Schoemer is a Director of Quadrant Metals Technologies, LLC, an officer of QMP Holdings Corp. and QTS Holdings Corp. as well as an employee of Quadrant Management Inc.

Certain officers and directors of ARC are also affiliated with Quadrant, QMT’s largest shareholder: Mr. Jason Young, Chairman of ARC, Mr. Theodore Deinard, Interim Chief Executive Officer, Acting Chief Financial Officer and Director of ARC and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Young has been a Managing Director at Quadrant since 2005, where he is responsible for making investments in US and emerging market companies, and where he frequently serves in active management- or director-level roles.  Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Mr. Deinard is a Managing Director of Quadrant. Ms. Keerat Kaur is a Vice President at Quadrant.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. As of the record date of the Annual Meeting Brean Murray beneficially owns 1,126,484 shares of ARC’s Common Stock constituting 36.44% ownership of ARC prior to the acquisition of QMT (prior to effectiveness of the QMT Acquisition, the Securities Sale and the proposed 1:1.95 Reverse Stock Split). If the QMT Acquisition is approved by the ARC disinterested shareholders, Brean Murray, Quadrant, Carret P.T., LP and their respective affiliates as an affiliated group under common control would control 7,047,199 shares of ARC Common Stock (3,613,948 after effectiveness of the proposed 1:1.95 Reverse Stock Split) constituting approximately 63.7% of ARC following the acquisition of QMT (without giving effect to issuance of any shares pursuant to contingent conversion of the AFT Convertible Note).

Messrs. Young and Deinard have recused themselves from all deliberations and voting of the Board in respect of the QMT Acquisition and Securities Sales matters. Mr. Young, Mr. Deinard and Ms. Kaur do not directly own any shares of ARC in their own respective names and are not deemed to beneficially own Company shares through any entities other than Brean Murray or Quadrant. Mr. Young and Mr. Deinard are each deemed to share voting and investment power over the shares beneficially owned by Brean Murray.

On January 23, 2009 ARC entered into a corporate development advisory agreement (the “ARC Advisory Agreement”) with Quadrant. Pursuant to the original terms of the ARC Advisory Agreement, Quadrant has provided the Company financial advisory and business consulting services, including restructuring services.  In consideration for the restructuring services provided by Quadrant since November 2008 and for ongoing services, the Company originally agreed to pay Quadrant the following compensation: (1) an initial cash fee of $250,000 upon signing the ARC Advisory Agreement; (2) an annual fee of the greater of: (i) $250,000, (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items (“EBITDA”) for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year; and (3) all reasonable out-of-pocket expenses incurred Quadrant in performing services under the ARC Advisory Agreement.

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to the Preliminary Proxy Statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000.

In addition, Quadrant and QMT have entered into a non-exclusive financial advisory agreement, attached as Annex I to this proxy statement (the “QMT Financial Advisory Agreement”), whereby Quadrant performs ongoing consulting and advisory services for QMT through Quadrant personnel (acting at all times as independent contractors to the QMT). The scope of such services includes business consulting services, financial advisory services, and other services. In consideration for such services, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. QMT shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services. The QMT-Quadrant financial advisory agreement will continue in effect following the acquisition of QMT by the Company and will remain effective through December 31, 2013 in accordance with the QMT Financial Advisory Agreement Amendment attached as Annex J to this proxy statement.

Regulatory Approvals

As discussed in the section entitled “Regulatory Approvals” on page 84 above, we anticipate that the notification compliance requirements of the HSR Act will not apply to our proposed acquisition of QMT. In addition, the AFT Acquisition and QMT Acquisition may be reviewed by the attorneys general in the various states in which we, AFT and QMT operate. Foreign antitrust authorities might also seek to require remedial undertakings as a condition to approval. We cannot assure you that all of the regulatory approvals, as described in detail elsewhere in this proxy statement, will be obtained and, if obtained, we cannot assure you as to the timing of any approvals, our ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals. We also cannot assure you that the Department of Justice, the FTC or any state attorney general or any other governmental entity or any private party will not attempt to challenge the completion of the AFT Acquisition and QMT Acquisition on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

PURSUANT TO THE RECOMMENDATION OF THE SPECIAL COMMITTEE, OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED (I) THE ACQUISITION OF QUADRANT METALS TECHNOLOGIES, LLC AND THE ISSUANCE OF 7,857,898 SHARES OF ARC COMMON STOCK (EQUAL TO 4,029,691 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR THE ACQUISITION OF QMT; AND (II) THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP. AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR A TOTAL CASH INVESTMENT OF $450,594; OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 2. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING PROPOSAL NO. 2.

PROPOSAL NO. 3: TO APPROVE THE ACQUISITION OF Advance Forming Technology, Inc. And the Hungarian operating assets of AFT Europa KFT.

Required Stockholder Approval

The AFT Acquisition and the issuance of the AFT Convertible Note is subject to approval by a majority of all votes present and voting, in person or by proxy, cast by the holders of the outstanding shares of ARC Common Stock on the record date for the Annual Meeting.

AFT Amount, Title and Description of Securities Subject to Contingent Issuance

The AFT Convertible Note is convertible at the option of PCC at any time on the basis of the 30-day average trading value of the Common Stock immediately preceding conversion (the “Conversion Rate”), provided that the AFT Convertible Note may be converted only if it converts into less than ten percent (10%) of the common ownership of ARC and the equity value of ARC is not less than $176 million.  On any given trading day, PCC may not sell more than 10% of the aggregate trading volume of the trading day immediately preceding the sale date. At the option of PCC at any time in connection with a sale of ARC, in which case the conversion ratio will be determined on the basis of the lower of the 30-day average trading value of the Common Stock immediately preceding announcement of the sale transaction and the 30-day average trading value of the Common Stock immediately preceding the closing of the sale transaction.

The AFT Convertible Note which may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC; assuming a conversion price calculated as of April 9, 2012, conversion of the AFT Convertible Note could result in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split). The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula of the AFT Convertible Note as of the dates of exercise of conversion by PCC. The foregoing approximations regarding the number of shares issuable pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only. If Proposal No. 3 is approved by the ARC Shareholders, such authorization will permit ARC to issue shares of ARC Common Stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares. (See AFT Convertible Note).

The AFT Acquisition Agreement and Related Agreements

The AFT Acquisition Agreement

The following is a summary of selected provisions of the AFT Acquisition Agreement. While we believe this description covers the material terms of the AFT Acquisition Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the AFT Acquisition Agreement which is attached to this proxy statement as Annex C and is incorporated by reference in this proxy statement. We urge you to read the entire AFT Acquisition Agreement carefully.

The AFT Share Purchase

ARC will purchase one-hundred percent (100%) of the shares of AFT (the “AFT Shares”) from PCC. Prior the closing, PCC will cause AFT to transfer the Thixoforming Division of AFT, including all of the associated liabilities, to PCC. ARC will also purchase one-hundred percent (100%) of the shares of the special purpose acquisition company (the “AFTE SPV”). Before closing, AFTE will transfer to AFTE SPV all of its:

•	real property;

•	employees;

•	machinery, equipment, furniture, furnishings, vehicles, tools, dies, molds, and parts and similar property;

•	raw materials, work in process and finished goods, spare parts, replacement and component parts, manufacturing supplies, and tooling;

•	rights relating to the AFTE business under contracts, commitments and other instruments;
•	credits, prepaid expenses, deferred charges, advance payments, security deposits and prepaid items;

•	notes and accounts receivable;

•	intellectual property;

•	price lists, customer lists, customer files, distribution lists, production data, purchasing materials, manufacturing and quality control records and procedures, blueprints, research and development files, data and laboratory books, open sales order files, quotation logs and quote file history, proposals, databases, historical account information, system design and operating manuals, drawings, instructions, maintenance records, written quality assurance processes and procedures, and standard operating procedures;

•	to the extent permitted by law, permits;

•	rights to causes of action, lawsuits, judgments, claims, and demands of any nature available to or being pursued by AFTE relating to AFTE’s business to the extent transferable under Hungarian Law or other applicable law other than those that relate to any excluded asset or excluded liability;

•	certain cash held by AFTE at the time of closing; and

•	guarantees, warranties, indemnities, and similar rights with respect to any asset.

The purchase of the AFT Shares and AFTE SPV will exclude certain assets and liabilities, including certain tax liabilities and intercompany accounts obligations.

 AFT Purchase Price

The AFT purchase price is $43,000,000 (the “Purchase Price”). $25,400,000 of the Purchase Price shall be payable in cash and $17,600,000 shall be the principal amount of the AFT Convertible Note See “The AFT Acquisition Agreement and Related Agreements - AFT Convertible Note” below.

The Purchase Price will be subject to a working capital adjustment. If the net working capital of AFT, excluding the Thixoforming Division but including the AFTE SPV (the “Acquired Operations”), on the day of closing divided by the net sales (the “Net Sales”) of AFTE excluding the Thixoforming Division and the Acquired Operation for the 12 month period immediately preceding the Closing (the “Closing Net Working Capital Percentage”) is greater than 25% (the “Fixed Percentage”) then the Purchase Price will be increased by the product of (x) Closing Net Working Capital Percentage less the Fixed Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage is less than the Fixed Percentage then the Purchase Price will be decreased by the product of (x) the Fixed Percentage less the Closing Net Working Capital Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage equal to the Fixed Percentage, then the Purchase Price will not be adjusted. The adjustments shall be determined within forty (45) days by ARC with AFT and AFTE granted certain rights to object to the calculation. All Purchase Price adjustments will be made in cash.

The AFT Closing

Subject to the conditions to closing set forth in the AFT Acquisition Agreement and ancillary agreements thereto, the closing of the AFT Acquisition Agreement will occur simultaneously with the closing of the QMT Acquisition Agreement. See “AFT Acquisition Agreement—Conditions to Closing” below.

Representations and Warranties in the AFT Acquisition Agreement

The AFT Acquisition Agreement contains representations made by ARC to PCC and AFTE relating to a number of matters, including the following:

•	our organization and good standing, corporate authority to enter into the AFT Acquisition Agreement and absence of conflicts between the AFT Acquisition Agreement and our organizational documents, material agreements and applicable law;

•	authorized and outstanding shares of our capital stock and other securities;

•	absence of consents required by governmental authorities in connection with the AFT Acquisition Agreement or the transactions contemplated by the AFT Acquisition Agreement;

•	tax matters;

•	compliance with legal requirements, including the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC with respect to the reports filed by us with the SEC;

•	the accuracy and conformity to generally accepted accounting principles of our financial statements filed with the SEC;

•	absence of undisclosed liabilities;

•	absence of related party transactions;

•	brokers and finders; and

•	ownership of the assets and properties free and clear of all mortgages, deeds of trust, liens and other encumbrances.

The AFT Acquisition Agreement contains representations made by the PCC and AFTE to us relating to a number of matters, including the following:

•	organization and good standing of AFT, authority to enter into the AFT Acquisition Agreement and the documents related thereto and absence of conflicts between the AFT Acquisition Agreement and AFT and AFTE’s organizational documents, material agreements and applicable law;
•	capitalization of AFT;

•	absence of litigation, proceedings, or investigations related to the AFT and the Acquired Operations;

•	compliance with laws;

•	employee matters;

•	tax matters;

•	environmental issues;

•	intellectual property issues;

•	absence of any changes since the most recent financial statements of AFT and the Acquired Operations;

•	absence of undisclosed liabilities; and

•	brokers and finders;

Other AFT Covenants and Agreements

At the closing, ARC will take all actions necessary to complete the transactions contemplated in the QMT Acquisition Agreement and the AFT Acquisition Agreement (the “ARC Consolidation”).

Prior to the closing, AFT and AFTE will settle all ordinary course of business intercompany accounts.

PCC, AFTE and ARC have agreed to other covenants relating to, among others, publicity, certain tax matters, access to information, and the making of certain filings with governmental authorities.

Conditions to the AFT Closing

Consummation of the transactions contemplated by the AFT Acquisition Agreement is conditional upon, among other matters (i) settlement of all intercompany accounts between PCC, AFT and AFTE, (ii) completion of the ARC Consolidation, (iii) transfer of the Thixoforming Division to PCC and (iv) AFT has available cash of $100,000 at closing.

AFT Indemnity

The representations and warranties of PCC and AFTE will survive for eighteen months, however the representations and warranties related to the existence and authority of PCC and AFTE and the capitalization of AFT (the “Seller Fundamental Representations”) will survive indefinitely and the representations and warranties related to environmental conditions and products will survive for six years and taxes until 60 days following the expiration of the applicable statute of limitations.

The representations and warranties of ARC will survive for eighteen months, however the representations and warranties related to existence of ARC and brokers and finders will survive indefinitely.

PCC and AFTE will indemnify ARC and their affiliates against all liabilities arising out of or resulting from:

•	any breach of any representation or warranty made by PCC or AFTE;
•	any breach of any covenant by PCC or AFTE;
•	certain tax liabilities incurred prior to closing; and
•	all liability related to the Thixoforming Assets.

Except for claims relating to environmental claims, PCC and AFTE are jointly and severally liable. Except for claims related to fraud and the Seller Fundamental Representations and representations related to taxes, environmental conditions and products, PCC and AFTE are not liable for any indemnity claims until the losses equal $200,000 at which point PCC and AFTE are liable for all losses over $200,000, subject to certain limitations. Except for claims related to the Seller Fundamental Representations and taxes, environmental conditions, and products, the maximum amount of all indemnification claims shall be 10% of the Purchase Price. The maximum amount of all indemnification claims related to taxes, and products and the Seller Fundamental Representations is 100% of the Purchase Price. PCC will be liable for all claims related to environmental conditions of AFT up to 100% of the purchase price allocable to the purchase of AFT Shares and AFT Europa KFT will be liable for all claims related to environmental conditions of AFTE SPV up to 100% of the purchase price allocable to the purchase of AFTE. Any indemnifiable claim for a breach of the seller representations related to products liability claims arising prior to the closing date will be subject to satisfaction only with proceeds from the insurance policy of PCC.

The indemnification obligations of PCC and AFTE, except for claims related to product liability claims, will be satisfied by an increase or decrease in the principal amount of the AFT Convertible Note. If the principal of the AFT Convertible Note is reduced to zero, the remainder of the indemnity claim will be paid by PCC and AFTE in cash.

ARC will indemnify PCC and AFTE and their affiliates against all liabilities arising out of or resulting from:

•	any breach of any representation or warranty made by ARC;
•	any breach of any covenant by ARC; and
•	certain tax liabilities incurred following the closing.

Insurance

ARC may obtain insurance to cover any product liability claims related to any products manufactured by AFT prior to closing. PCC will reimburse ARC for the insurance premium up to the lower of 50% of the insurance premium and $100,000.

AFT Termination

Prior to the closing, the AFT Acquisition Agreement may be terminated:

•	by PCC, AFTE or ARC, if any applicable governmental authority has issued an order, decree or ruling or takes any other action restraining, enjoining or otherwise prohibiting the transactions contemplated in the AFT Acquisition Agreement;

•	by ARC at any time prior to closing, if PCC or AFTE (i) has breached certain material representations or undertakings under the AFT Acquisition Agreement and failed to cure such breach within 60 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet a condition to closing;

•	by PCC and AFTE at any time prior to closing, if the ARC has (i) breached its representations, warranties and covenants under the AFT Acquisition Agreement and failed to cure such breach within 60 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet a condition to closing;

•	by any party if the closing has not occurred by August 6, 2012, but this right is not available to any party whose failure to fulfill any obligation under the AFT Acquisition Agreement is the cause for the closing not to have occurred;

•	by ARC if any update to the disclosure schedule contains a material and adverse change; and

•	by mutual written agreement of the PCC, AFTE and ARC.

AFT Assignment

The AFT Acquisition Agreement may not be assigned or transferred without the prior written consent of the other parties, except ARC may assign the AFT Acquisition Agreement or any of its rights and obligations to one or more of its wholly-owned subsidiaries but only if ARC remains obligation under the AFT Acquisition Agreement.

The AFT Convertible Note

Maturity of the AFT Convertible Note

The AFT Convertible Note will mature on the fifth anniversary of the date of issuance (the “Maturity Date”), subject to acceleration upon an Acceleration Event.

AFT Convertible Note Interest Rate; Payment Terms

The AFT Convertible Note will accrue interest at a rate equivalent to 5-year U.S. T-note Rates, to be reset on each annual anniversary from the date of issuance. Interest shall be paid quarterly in cash in arrears. No dividends may be paid on Common Stock or preferred stock nor shall any share repurchases be made while any principal or interest on the AFT Convertible Note remains outstanding. If the AFT Convertible Note is in default, the interest rate shall be increased to 12% per annum during the continuation of the default condition.

AFT Convertible Note Acceleration/Prepayment

An “Acceleration Event” includes a change in control of ARC, including a sale of a majority of its equity, the sale of a majority of ARC’s assets (excluding fixed assets that aren’t required to maintain operations), a bankruptcy, liquidation or dissolution of ARC, failure to pay interest or principal on any debt when due, or any default by ARC under the terms of the AFT Convertible Note. The AFT Convertible Note may be prepaid in whole or part prior to the Maturity Date upon 5 business days’ notice without penalty.

AFT Convertible Note Subordination

The AFT Convertible Note shall be subordinated to (i) the first priority security interest of TD Bank on assets of the Company securing indebtedness outstanding; and (ii) the security interest on assets of any commercial bank, provided that the additional indebtedness (net of cash), at the time it is incurred, does not cause the total indebtedness (net of cash) to ARC’s secured lenders, excluding the AFT Convertible Note, to exceed three times the trailing, adjusted, pro-forma 12 months EBITDA of ARC.

Conversion of AFT Convertible Note

At any time prior to the Maturity Date, the outstanding principal balance and accrued but unpaid interest, if any, of the AFT Convertible Note may be converted into Common Stock as follows:

(a)	At the option of PCC at any time on the basis of the 30-day average trading value of the Common Stock immediately preceding conversion (the “Conversion Rate”), provided that the AFT Convertible Note may be converted under this subpart only if it converts into less than 10% of the common ownership of ARC and the equity value of ARC is not less than $176 million. On any given trading day, PCC may not sell more than 10% of the aggregate trading volume of the trading day immediately preceding the sale date (the “Volume Limitation”).

(b)	At the option of PCC at any time in connection with a sale of ARC, in which case the conversion ratio will be determined on the basis of the lower of the 30-day average trading value of the Common Stock immediately preceding announcement of the sale transaction and the 30-day average trading value of the Common Stock immediately preceding the closing of the sale transaction.

(c)	At the option of PCC at any time at the Conversion Rate if ARC is then in default under the terms of the AFT Convertible Note.

(d)	At the option of ARC, any portion of the principal amount of the AFT Convertible Note, provided that the entire amount of such acquired Common Stock may be sold by PCC under SEC Rule 144 in a single three-month period. Provided that the sale of the Common Stock is completed within five business days of the conversion, ARC shall reduce the portion of the principal amount of the AFT Convertible Note by the proceeds of PCC’s sale of the Common Stock.

(e)	If PCC sells the Common Stock issued upon conversion of the AFT Convertible Note within five business days of its issuance which period may be extended if PCC is unable to sell the Common Stock due to the Volume Limitation, PCC shall pay to ARC the amount, if any, by which the sale proceeds of the Common Stock (the “Sale Proceeds”) exceed the corresponding principal and interest of the AFT Convertible Note that PCC converted into Common Stock (the “Note Proceeds”). PCC may elect to satisfy this payment by having the principal of the AFT Convertible Note reduced on a dollar-for-dollar basis. ARC will pay PCC to the extent the Note Proceeds exceed the Sale Proceeds, provided ARC may elect to pay this amount by increasing the principal of the AFT Convertible Note on a dollar-for-dollar basis.

The AFT Convertible Note may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC; assuming a conversion price calculated as of April 9, 2012, conversion of the AFT Convertible Note could result , in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split), in partial consideration for the AFT Acquisition. The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula of the AFT Convertible Note as of the dates of exercise of conversion by PCC. The foregoing approximations regarding the number of shares issuable pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only. If Proposal No. 3 is approved by the ARC Shareholders, such authorization will permit ARC to issue shares of ARC Common Stock in accordance with the conversion price formula of the AFT Convertible Note without limitation to a specific number of shares.

AFT Convertible Note - Rights Upon Default

In addition to all remedies otherwise available to PCC upon a default, ARC agreed that during any period in which interest payments are past due, or if the AFT Convertible Note is not fully repaid at the Maturity Date, ARC must obtain the consent of PCC to incur additional indebtedness, or take other actions outside the ordinary course of business, increase compensation payable to executives or pay bonuses to executives, or make capital expenditure in excess of $50,000.

AFT Acquisition Regulatory Approvals

As discussed in the section entitled “Regulatory Approvals” on page 84 above, we anticipate that the notification compliance requirements of the HSR Act will not apply to our proposed acquisition of AFT. However, the AFT Acquisition and QMT Acquisition may be reviewed by the attorneys general in the various states in which we, AFT and QMT operate. Foreign antitrust authorities might also seek to require remedial undertakings as a condition to approval. We cannot assure you that all of the regulatory approvals, as described in detail elsewhere in this proxy statement, will be obtained and, if obtained, we cannot assure you as to the timing of any approvals, our ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals. We also cannot assure you that any state attorney general or any other governmental entity or any private party will not attempt to challenge the completion of the AFT Acquisition and QMT Acquisition on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ACQUISITION OF Advance Forming Technology, Inc. And the Hungarian operating assets of AFT Europa KFT aND THE CONTINGENT ISSUANCE OF SHARES OF COMPANY COMMON STOCK UNDERLYING THE AFT CONVERTIBLE NOTE. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 3. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 3.

PROPOSAL NO. 4: AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

The Board of Directors has determined that it is in the best interests of the Company, in connection with the Acquisitions described herein, to adopt Amended and Restated Articles of Incorporation to effect a Reverse Stock Split of our issued and outstanding shares of Common Stock, at an exchange ratio of 1-for-1.95 (the “Reverse Stock Split”). The par value of the Common Stock would remain unchanged at $0.0005 per share following the Reverse Stock Split. Except for the change of the Company’s name from “ARC Wireless Solutions, Inc.” to “ARC Group Worldwide, Inc.” which is the subject of the “Name Change” Proposal No. 5, the only change to be made in the Amended and Restated Articles of Incorporation from the prior effective version is the Reverse Stock Split.

The text of the proposed amendment to the Articles of Incorporation to effect the Reverse Stock Split and the Name Change is included in Annex A to this proxy statement. The following discussion is qualified in its entirety by the full text of the proposed amendment to the Articles of Incorporation.

Required Stockholder Approval

The adoption of the Amended and Restated Articles of Incorporation is subject to approval by a majority of all shares present and voting, in person or by proxy, by the holders of outstanding shares of ARC Common Stock at the Annual Meeting.

Reasons for the Reverse Stock Split

The primary purpose for effecting the Reverse Stock Split would be in increase the per share price of our Common Stock. The Board of Directors believes that effectuating the Reverse Stock Split would, among other things, help us to:

•	Increase the Number of Eligible Investors; and
•	Increase Analyst and Broker Interest.

Increase the Number of Eligible Investors.  A Reverse Stock Split could allow a broader range of institutions to invest in ARC’s Common Stock (namely, funds that are prohibited from buying stocks with a price below a $5.00 per share threshold), potentially increasing trading volume and liquidity of the Common Stock.

Increase Analyst and Broker Interest.  A Reverse Stock Split could increase analyst and broker interest in ARC’s Common Stock as their policies can discourage or prohibit them from following or recommending companies with low stock prices.  Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers.  Some of those policies and practices may also function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Certain Effects of the Proposed Reverse Stock Split

If stockholders approve this proposal, every 1.95 shares of the Company’s outstanding Common Stock would be combined into one share of Common Stock, thus reducing the total number of issued and outstanding shares of Common Stock. The Company will not issue fractional shares of Common Stock. Where a stockholder would have been entitled to a fractional share, the Company will round down to the nearest whole share and pay the value of the fractional share to the shareholder. The value of the fractional share shall be calculated by reference to the record date selected by the Board of Directors for effectiveness of the Reverse Stock Split.

Reduction of Shares Held by Individual Shareowners. Each holder of Common Stock will own fewer shares of Common Stock, but the proposed Reverse Stock Split will affect all holders of Common Stock uniformly and will not affect any stockholders’ percentage ownership interest or proportionate voting power, except for minor differences resulting from the rounding up of fractional shares. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after the Reverse Stock Split (without effectiveness of shares of Common Stock issued in connection with the QMT Acquisition and/or AFT Acquisition). Additionally, the number of shareowners of record would not be affected by the Reverse Stock Split.

If the Reverse Stock Split is authorized and implemented, it may increase the number of shareowners who own “odd lots,” or a number of shares that is less than 100 shares. Such shareowners may find it difficult to sell such shares and in connection with any sale may have to pay higher commissions and other transaction costs as compared to a sale involving a “round lot,” or a number that is in even multiples of 100.

Number of Authorized Shares and Reduction in Total Outstanding Shares. In connection with the Reverse Stock Split, we will not reduce the total number of authorized shares of Common Stock. However, because the issued and outstanding shares of Common Stock will be reduced as a result of the Reverse Stock Split, the number of authorized and unissued shares of Common Stock will increase on a relative basis. Such shares would be available for issuance at the discretion of the Board of Directors from time to time for corporate purposes such as raising additional capital, settling outstanding obligations and acquisitions. If the Company issues additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of the Company’s existing common shareowners may be greater than would occur had the Reverse Stock Split not been effectuated.

Although the increased proportion of authorized and unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent shareowners or permit issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction in connection with the combination of the Company with another company), the Reverse Stock Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of the outstanding Common Stock or to obtain control of the Company.

Regulatory Effects. Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and the Company is subject to periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or the Company’s obligation to publicly file financial and other information with the SEC. If the proposed Reverse Stock Split is implemented, we expect that our Common Stock will continue to trade on Nasdaq under the same symbol it did prior to the Reverse Stock Split.

No Going Private Transaction. Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

The Proposed Reverse Stock Split May Not Increase the Company’s Stock Price over the Long-Term. The Board of Directors expects that a Reverse Stock Split of the Common Stock will increase the market price of the stock. However, the effect of a Reverse Stock Split upon the market price of the Company’s Common Stock cannot be predicted with any certainty, and there can be no assurance that the market price per share of Common Stock after the Reverse Stock Split will increase. It is possible that the per share price of Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split, and some investors may interpret a Reverse Stock Split as a signal that the Company lacks confidence in its ability to increase its stock price naturally. Furthermore, the market price of the stock may be affected by other factors that may be unrelated to the number of shares outstanding, including the Company’s performance.

The Proposed Reverse Stock Split May Decrease the Liquidity of the Stock. The liquidity of the Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Accounting Consequences. The stated capital on the Company’s balance sheet and the additional paid-in capital account, in each case, attributable to the Common Stock will be adjusted to reflect the Reverse Stock Split following the effectiveness of the amendment to the Articles of Incorporation. The par value per share of the Common Stock will remain unchanged at $0.0005 per share after the Reverse Stock Split. The par value per share of the Preferred Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to the Common Stock will be reduced and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate any other accounting consequences, including with respect to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split (without effectiveness of any applicable accounting effects of the QMT Acquisition and/or the AFT Acquisition).

Certain Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to ARC and to stockholders that hold such stock as a capital asset for U.S. federal income tax purposes.  This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations.  This discussion applies only to holders that are U.S. persons and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, holders that are partnerships or other pass-through entities for U.S. federal income tax purposes, holders whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, holders subject to the alternative minimum tax, holders who hold the Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired the Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The Company has not sought, and will not seek, a ruling from the U.S. Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split.  The following summary does not address the tax consequences of the Reverse Stock Split under foreign, state, or local tax laws.  Accordingly, each holder of the Common Stock should consult his, her or its tax advisor with respect to the particular tax consequences of the Reverse Stock Split to such holder.

IRS Circular 230 Disclosure:  To ensure compliance with requirements imposed by the U.S. Internal Revenue Service, we inform you that any tax advice contained in this proxy statement was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code. The tax advice contained in this proxy statement was written to support the promotion or marketing of the transactions and matters addressed by the proxy statement. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The U.S. federal income tax consequences for a holder of the Common Stock and for ARC pursuant to the Reverse Stock Split will be as follows:

•	the holder should not recognize any gain or loss for U.S. federal income tax purposes (except with respect to cash, if any, received in lieu of a fractional share of the Common Stock);

•	the holder’s aggregate tax basis in the Common Stock received pursuant to the Reverse Stock Split, including any fractional share of the Common Stock not actually received, should be equal to the aggregate tax basis of such holder’s Common Stock surrendered in exchange therefor;

•	the holder’s holding period for the Common Stock received pursuant to the Reverse Stock Split, including any fractional share of the Common Stock not actually received, should include such holder’s holding period for the Common Stock surrendered in exchange therefor;

•	cash payments received by the holder for a fractional share of Common Stock generally should be treated as if such fractional share had been issued pursuant to the Reverse Stock Split and then sold by such holder, and such holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such holder’s tax basis in such fractional share;

•	any such capital gain or loss should be treated as a long-term or short-term capital gain or loss based on such holder’s holding period in such fractional share; and

•	the Company should not recognize gain or loss solely as a result of the Reverse Stock Split.

Implementation of The Reverse Stock Split

If approved by the requisite stockholder vote, the Board of Directors intends to implement the Reverse Stock Split as soon as practicable thereafter and the Company will make a public announcement regarding the implementation of the Reverse Stock Split when it occurs. The Board of Directors has based the ratio of the Reverse Stock Split primarily on the price level of the Company’s Common Stock immediately prior to the Reverse Stock Split and the expected stability of the price level of the Common Stock going forward.

Required Vote And Effective Time

The adoption of the Amended and Restated Articles of Incorporation is subject to approval by a majority of all shares present and voting, in person or by proxy, by the holders of outstanding shares of ARC Common Stock at the Annual Meeting.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of an Amended and Restated Articles of Incorporation with the Secretary of State of the State of Utah. It is expected that such filing will take place promptly as practicable following the Annual Meeting, assuming the stockholders approve the amendment.

Stock Certificates

As soon as practicable after the Effective Time, the Company will send a letter of transmittal to each holder of record of shares of Common Stock represented by stock certificates at the Effective Time for use in transmitting old stock certificates to our transfer agent, Computershare, who will serve as our exchange agent. The letter of transmittal will contain instructions for the surrender of old certificates to the exchange agent in exchange for new certificates representing the number of shares of new Common Stock into which such holders’ shares of Common Stock represented by the old certificates have been converted as a result of the Reverse Stock Split. Until so surrendered, each current certificate representing shares of our Common Stock will be deemed for all corporate purposes after the Effective Time to evidence ownership of shares in the appropriately reduced whole number of shares of the new Common Stock. Shareowners should not destroy any stock certificates and should not send in their old certificates to the exchange agent until they have received the letter of transmittal.

Persons holding their shares in street-name through banks, brokers or other nominees will be contacted by such banks, brokers or nominees and will not receive a letter of transmittal from the Company. Banks, brokers, and other nominees holding shares of Common Stock for shareowners will be instructed to effect the Reverse Stock Split for such beneficial holders, and these banks, brokers, and other nominees may apply their own specific procedures for processing the Reverse Stock Split.

Interests of Certain Persons in the Proposal

Certain of the Company’s officers and directors have an interest in this Proposal No. 4 as a result of their ownership of shares of stock of the Company, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below.  However, the Company does not believe that its officers or directors, control parties or their affiliates have interests in the Reverse Stock Split that are different from or greater than those of any other stockholder of the Company regarding the Reverse Stock Split.

Fractional Shares

The Company does not currently intend to issue fractional shares in connection with the Reverse Stock Split.  Stockholders who own the Common Stock prior to the Effective Time and who otherwise would hold fractional shares because the number of shares of the Common Stock they held before the Reverse Stock Split would not be evenly divisible based on the Reverse Stock Split ratio will be entitled to a cash payment (without interest or deduction) in respect of such fractional shares.  To avoid the existence of fractional shares of the Common Stock, shares that would otherwise result in fractional shares from the application of the Reverse Stock Split may, at the determination of the Company, be collected and pooled by the Company’s transfer agent and sold in the open market with the proceeds allocated to the stockholders’ respective accounts pro rata in lieu of fractional shares.  ARC would not receive any proceeds from any such sales if such course of action is elected by the Company.  The ownership of a fractional interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.  The Company will be responsible for any brokerage fees or commissions related to the transfer agent’s selling in the open market shares that otherwise be entitled to fractional shares. Alternatively, the Company may pay for such fractional share in cash directly to the ARC shareholders having rights to such payments.

No Appraisal Rights

Our shareowners do not have appraisal rights under Utah law or under the Amended and Restated Articles of Incorporation or the Company’s bylaws in connection with the Reverse Stock Split.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION FOR THE COMPANY TO EFFECTUATE THE REVERSE STOCK SPLIT. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 4. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 4.

PROPOSAL NO. 5: AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION
TO CHANGE THE COMPANY NAME TO “ARC GROUP WORLDWIDE, INC.”

The Board of Directors has determined that it is in the best interests of the Company, in connection with the Acquisitions described herein, to adopt Amended and Restated Articles of Incorporation. The only change to be made in the Amended and Restated Articles of Incorporation from the prior effective version is the change of the Company’s name from “ARC Wireless Solutions, Inc.” to “ARC Group Worldwide, Inc.” (the “Name Change”).

Required Stockholder Approval

The adoption of the Amended and Restated Articles of Incorporation is subject to approval by a majority of all shares present and voting, in person or by proxy, by the holders of outstanding shares of ARC Common Stock at the Annual Meeting.

Reasons for the Name Change

The sole reason for proposing the Amended and Restated Articles of Incorporation is to cause the effectiveness of the change of our corporate name from “Arc Wireless Solutions, Inc.” to “ARC Group Worldwide, Inc.” The Board of Directors believes the new name will better reflect the prospective change to the scope of the Company’s business. No other changes will be made to the Company’s Amended and Restated Articles of Incorporation from the prior effective version.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION FOR THE COMPANY TO CAUSE THE EFFECTIVENESS OF THE NAME CHANGE. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 5.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 5. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 5.

PROPOSAL NO. 6: RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP TO SERVE AS OUR CERTIFIED INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012.

The Board of Directors and its Audit Committee recommends that the shareholders vote in favor of ratifying the selection of the certified public accounting firm of Hein & Associates LLP of Denver, Colorado as the auditors who will continue to audit financial statements and perform other approved services for the year ending December 31, 2012 or until the Audit Committee and Board of Directors, in its discretion, replaces them. Hein & Associates LLP also audited our financial statements for the fiscal years ended December 31, 2001 through December 31, 2011.

An affirmative vote of the plurality of shares represented at the meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes it is of sufficient importance to seek ratification. Whether the proposal is ratified or defeated, the Board of Directors may reconsider, at its discretion, its selection of Hein & Associates LLP. Representatives of Hein & Associates LLP are not expected to be present at the Annual Meeting.

Audit Fees

The Audit Committee reviews and determines whether specific projects or expenditures with our independent registered public accounting firm (auditor), Hein & Associates LLP potentially affect their independence. The Audit Committee’s policy requires that all services the Company's independent registered public accounting firm (auditor) may provide to the Company, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee to obtain such approval. Any approval will be reported to the Audit Committee at its next scheduled meeting.

Audit Fees

The following table sets forth the aggregate fees billed to us for the years ended December 31, 2011, 2010 and 2009:

	2011		2010		2009
Audit fees	$59,635	(1)	$53,075	(1)	$63,850	(1)
Audit-related fees	-	(2)	-	(2)	-	(2)
Tax fees	-	(3)	$5,000	(3)	$5,000	(3)
All other fees	-		-		-
Total audit and non-audit fees	$59,635		$58,075		$68,850

(1)	Includes fees for professional services rendered for the audit of our annual financial statements and review of our Annual Report on Form 10-K for the year 2011, 2010 and 2009 and for reviews of the financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal 2011, 2010 and 2009 and related SEC registration statements.

(2)	Includes fees billed for professional services rendered in fiscal 2011, 2010 and 2009 in connection with acquisition planning and due diligence.

(3)	Includes fees billed for professional services rendered in fiscal 2010, and 2009, in connection with tax compliance (including U.S. federal and state returns) and tax consulting.

Financial Information Systems Design and Implementation Fees

During fiscal year 2011, Hein & Associates LLP did not bill any fees for the professional services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

During fiscal year 2011, there were no other fees billed for services rendered by Hein & Associates LLP other than the services described above.

The Board of Directors has considered whether the provision of the services covered in this section is compatible with maintaining Hein & Associates LLP’s independence and believes that it is.

Required Vote

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting. If the shareholders should not ratify the appointment of Hein & Associates LLP, the Board will reconsider the appointment.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 6 TO RATIFY THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 6. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 6.

PROPOSAL NO. 7: AUTHORITY FOR ADJOURNMENT OF ANNUAL MEETING

The Board of Directors of the Company requests that the shareholders vote to authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposals set forth above.

Required Stockholder Vote and Recommendation of our Board of Directors

The affirmative vote of a majority of the shares voted, affirmatively or negatively for this proposal, is required to approve this authorization.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADJOURNMENT OF OUR ANNUAL MEETING IF WE DO NOT HAVE A QUORUM SUFFICIENT TO VOTE UPON THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 7.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 7. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 7.

OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

Index to Financial Information

ARC Wireless Solutions, Inc. Financial Statements for the Three Month Period Ended March 31, 2012 (unaudited)
Condensed Consolidated Balance Sheets (unaudited)	155
Condensed Consolidated Statements of Operations (unaudited)	156
Condensed Consolidated Statements of Cash Flows (unaudited)	157
Notes to Condensed Consolidated Financial Statements (unaudited)	158

ARC Wireless Solutions, Inc. Financial Statements for the Years Ended December 31, 2011 and December 31, 2010
Consent of Independent Registered Public Accounting Firm	167
Report of Independent Registered Public Accounting Firm	168
Consolidated Balance Sheets (audited)	169
Consolidated Statements of Operations (audited)	170
Consolidated Statements of Changes in Stockholders’ Equity (audited)	171
Consolidated Statements of Cash Flows (audited)	172
Notes to Consolidated Financial Statements (audited)	173

Sensitivity Analysis of ARC Wireless Solutions, Inc. Shares Issued in Consideration for Acquisition of Quadrant Metal Technologies LLC	182

ARC Wireless Solutions, Inc. Pro Forma Condensed Combined Financial Information
Introduction to Unaudited Pro Forma Consolidated Financial Statements	183
Unaudited Pro Forma Consolidated Balance Sheet March 31, 2012	184
Unaudited Pro Forma Consolidated Statement of Operations for the Twelve Months Ended March 31, 2012	186
Notes to Unaudited Pro Forma Consolidated Financial Statements	187

Quadrant Metals Technologies LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	191
Consolidated Balance Sheets (unaudited)	192
Consolidated Statement of Income (unaudited)	193
Consolidated Statement of Members’ Equity (unaudited)	194
Consolidated Statement of Cash Flows (unaudited)	195
Notes to Financial Statements (unaudited)	196
Consolidating Balance Sheets (unaudited)	203
Consolidating Statements of Income (unaudited)	204
Consolidating Statements of Members’ Equity (unaudited)	205
Consolidating Statements of Cash Flows (unaudited)	206

Quadrant Metals Technologies LLC Financial Statements for the Year Ended June 30, 2011
Consent of Independent Registered Public Accounting Firm	208
Report of Independent Registered Public Accounting Firm	209
Consolidated Balance Sheets (audited)	210
Consolidated Statements of Income (audited)	211
Consolidated Statements of Changes in Members’ Equity (audited)	212
Consolidated Statements of Cash Flows (audited)	213
Notes to Financial Statements (audited)	214
Consolidating Balance Sheets (audited)	224
Consolidating Statements of Income (audited)	225
Consolidating Statements of Members’ Equity (audited)	226
Consolidating Statements of Cash Flows (audited)	227

FloMet LLC Reviewed Financial Statements for the Nine Months Ended March 31, 2012
Independent Accountants’ Review Report	229
Balance Sheets (unaudited)	230
Statement of Income (unaudited)	231
Statement of Members’ Equity (unaudited)	232
Statement of Cash Flows (unaudited)	233
Notes to Financial Statements (unaudited)	234

FloMet LLC Audited Financial Statements Years Ending June 30, 2011 and 2010
Consent of Independent Registered Public Accounting Firm	242
Report of Independent Registered Public Accounting Firm	243
Balance Sheets (audited)	244
Statements of Income (audited)	245
Statements of Changes in Members’ Equity (audited)	246
Statements of Cash Flows (audited)	247
Notes to Financial Statements (audited)	248

FloMet LLC Audited Financial Statements Years Ending June 30, 2010 and 2009
Consent of Independent Registered Public Accounting Firm	258
Report of Independent Registered Public Accounting Firm	259
Balance Sheets (audited)	260
Statements of Income (audited)	261
Statements of Changes in Members’ Equity (audited)	262
Statements of Cash Flows (audited)	263
Notes to Financial Statements (audited)	264

General Flange & Forge LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	273
Balance Sheets (unaudited)	274
Statement of Income (unaudited)	275
Statement of Members’ Equity (unaudited)	276
Statement of Cash Flows (unaudited)	277
Notes to Financial Statements (unaudited)	278

General Flange & Forge Corporation Reviewed Financial Statements for the Three Months Ending March 31, 2011 (unaudited)
Independent Accountants’ Review Report	284
Balance Sheets (unaudited)	285
Statement of Income (unaudited)	286
Statement of Owners’ Equity (unaudited)	287
Statement of Cash Flows (unaudited)	288
Notes to Financial Statements (unaudited)	289

General Flange & Forge Corporation Audited Financial Statements for the Year Ending December 31, 2010
Consent of Independent Registered Public Accounting Firm	293
Independent Auditors' Report	294
Balance Sheets (audited)	295
Statements of Income (audited)	296
Statements of Changes in Members’ Equity (audited)	297
Statements of Cash Flows (audited)	298
Notes to Financial Statements (audited)	299

Tekna Seal LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	303
Balance Sheets (unaudited)	304
Statement of Income (unaudited)	305
Statement of Members’ Equity (unaudited)	306
Statement of Cash Flows (unaudited)	307
Notes to Financial Statements (unaudited)	308

Tekna Seal LLC Audited Financial Statements Years Ending June 30, 2011 and 2010
Consent of Independent Registered Public Accounting Firm	316
Report of Independent Registered Public Accounting Firm	317

Balance Sheets (audited)	318
Statements of Income (audited)	319
Statements of Changes in Members’ Equity (audited)	320
Statements of Cash Flows (audited)	321
Notes to Financial Statements (audited)	322

Tubefit LLC Reviewed Financial Statements for the Period Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	329
Balance Sheets (unaudited)	330
Statement of Income (unaudited)	331
Statement of Members’ Equity (unaudited)	332
Statement of Cash Flows (unaudited)	333
Notes to Financial Statements (unaudited)	334

Quadrant Metals Technologies LLC Comparative Consolidated Financial Statements (unaudited) Years Ending June 30, 2011 and June 30, 2010
Comparative Financial Statement Presentation	339
Comparative Consolidated Balance Sheet (unaudited)	340
Comparative Consolidated Statement of Income (unaudited)	341
Comparative Consolidated Statement of Members’ Equity (unaudited)	342
Comparative Consolidated Statement of Cash Flows (unaudited)	343
Notes to Comparative Consolidated Financial Statements (unaudited)	344
Consolidating Balance Sheets	353
Consolidating Statements of Income (unaudited)	354
Consolidating Statements of Cash Flows (unaudited)	355
Consolidating Statement of Members’ Equity (unaudited)	356

Advanced Forming Technology Combined Financial Statements for the years ended April 1, 2012 and April 3, 2011
Consent of Independent Registered Public Accounting Firm	358
Report of Independent Registered Public Accounting Firm	360
Combined Balance Sheets (audited)	361
Combined Statements of Income (audited)	362
Combined Statements of Stockholders’ Equity (audited)	363
Combined Statements of Cash Flows (audited)	364
Notes to Financial Statements (audited)	365

ARC Wireless Solutions, Inc.

Condensed Consolidated Financial Statements

Three Month Period Ended March 31, 2012 (Unaudited)

ARC Wireless Solutions, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31,	December 31,
	2012	2011
	(unaudited)	*
Assets
Current assets:
Cash and equivalents	$11,083	$11,048
Accounts receivable – trade	649	740
Inventory, net	726	185
Other current assets	56	17
Total current assets	12,514	11,990

Property and equipment, net	267	227

Other assets:
Intangible assets, net	116	116
Deposits	6	7
Total assets	$12,903	$12,340

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,364	$293
Accrued expenses	149	362
Current portion of capital lease obligations	32	49
Total current liabilities	1,545	704

Commitments
Stockholders’ equity:
Preferred stock, $.001 par value, 2,000,000 authorized, none issued and outstanding	-	-
Common stock, $.0005 par value, 250,000,000 authorized, 3,091,000 outstanding in 2011 and 2010, respectively.	2	2
Additional paid-in capital	20,798	20,798
Accumulated deficit	(9,442)	(9,164)
Total stockholders’ equity	11,358	11,636
Total liabilities and stockholders’ equity	$12,903	$12,340

* These numbers were derived from the audited financial statements for the year ended December 31, 2011. See accompanying notes.

ARC Wireless Solutions, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands except share and per share amounts)

	Three Month Ended March 31,
	2012	2011

Sales, net	$929	$823
Cost of sales	539	579
Gross Profit	390	244

Operating expenses
Selling, general and administrative	474	367
Merger expenses	159	-
Loss from operations	(243)	(123)

Other Income (expense)
Other income (loss)	(35)	10
Total other income	(35)	10

Net loss	$(278)	$(113)

Net loss per share, basic and diluted	$(.09)	$(.04)
Weighted average shares, basic	3,091,000	3,091,000
Weighted average shares, diluted	3,091,000	3,091,000

See accompanying notes .

ARC Wireless Solutions, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended March 31,
	2012	2011

Operating activities
Net loss from operations	$(278)	$(113)
Adjustments to reconcile net loss from operations to net cash provided by (used in) operating activities:
Depreciation and amortization	35	42
Non-cash stock compensation	-	8
Loss on sale of assets	53
Changes in operating assets and liabilities:
Accounts receivable, trade	91	(10)
Inventory	(541)	121
Prepaids and other current assets	(39)	(23)
Other assets	1	(4)
Accounts payable and accrued expenses	858	(317)
Net cash provided by (used in) operating activities	180	(296)

Investing activities
Patent acquisition costs	(4)	(6)
Purchase of plant and equipment	(124)	(27)
Net cash used in investing activities	(128)	(33)

Financing activities
Net repayment of line of credit and capital lease obligations	(17)	-
Net cash used in financing activities	(17)	-

Net increase (decrease) in cash	35	(329)
Cash and cash equivalents, beginning of year	11,048	11,643
Cash and cash equivalents, end of quarter	$11,083	$11,314

See accompanying notes .

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements

March 31, 2012 (Unaudited)

Note 1. Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, the accompanying unaudited consolidated condensed financial statements contain all of the normal recurring adjustments necessary to present fairly the financial position of the Company as of March 31, 2012, the results of its operation and its cash flows for the three months then ended. For further information, refer to the financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

During the periods presented in the unaudited consolidated condensed financial statements, the Company operated in one business segment which is identified as Manufacturing which offers a wide variety of wireless components and network solutions to service providers, systems integrators, value added resellers, businesses and consumers, primarily in the United States.

Operating results for the three months ended March 31, 2012 are not necessarily indicative of the results to be expected for the full year or any future period.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of ARC Wireless Solutions, Inc. ("ARC"), and its wholly-owned subsidiary corporations, Starworks Wireless Inc. ("Starworks” or “Kit"), ARC Wireless Hong Kong Limited ("ARCHK"), ARC Wireless Inc. (“AWI”), ARC Wireless, LLC ("ARC LLC") and ARC Wireless Ltd ("ARC Ltd"). All material intercompany accounts, transactions, and profits have been eliminated in consolidation. In 2010 management determined ARCHK, our wholly-owned subsidiary, was no longer necessary and operations were terminated. ARCHK primarily managed our own China production operations which was no longer required when we transitioned to RIL during the third quarter of 2010.

Basis of Presentation

The Company has experienced recurring losses and has accumulated a deficit of approximately $9.4 million since inception in 1989. There can be no assurance that the Company will achieve the desired result of net income and positive cash flow from operations in future years. Management believes that current working capital, and debt and equity financing contemplated by the pending acquisitions noted in Note 10, if approved, will be sufficient to allow the Company to maintain its operations through December 31, 2012 and into the foreseeable future.

Use of Estimates

The preparation of the Company’s consolidated condensed financial statements in accordance with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Cash and Cash Equivalents

We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. From time to time we have cash balances in excess of federally insured amounts. We maintain our cash balances with several financial institutions.

Fair Value of Financial Instruments

The Company’s short-term financial instruments consist of cash, money market accounts, accounts receivable, accounts payable and accrued expenses. The carrying amounts of these financial instruments approximate fair value because of their short-term maturities. Financial instruments that potentially subject the Company to a concentration of credit risk consist principally of cash and accounts receivable.

The Company does not hold or issue financial instruments for trading purposes nor does it hold or issue interest rate or leveraged derivative financial instruments.

Accounts Receivable

Trade receivables consist of uncollateralized customer obligations due under normal trade terms which normally require payment within 30 to 60 days of the invoice date. Management reviews trade receivables periodically and reduces the carrying amount by a valuation allowance that reflects management's best estimate of the amount that may not be collectible. No provision for doubtful accounts was deemed necessary at March 31, 2012 and December 31, 2011. There was no bad debt expense for the three months ended March 31, 2012 and 2011.

Income Taxes

The Company accounts for income taxes pursuant to Accounting Standards Codification (“ASC”) 740, Income Taxes, which utilizes the asset and liability method of computing deferred income taxes. The objective of this method is to establish deferred tax assets and liabilities for any temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The current and deferred tax provision is allocated among the members of the consolidated group on the separate income tax return basis.

ASC 740 also provides detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in the financial statements. Tax positions must meet a “more-likely-than-not” recognition threshold at the effective date to be recognized. During the three months ended March 31, 2012 and 2011, the Company recognized no adjustments for uncertain tax positions.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. No interest and penalties related to uncertain tax positions were recognized at March 31, 2012 and December 31, 2011. The Company expects no material changes to unrecognized tax positions within the next twelve months.

Reclassifications

Certain balances in the prior year consolidated financial statements have been reclassified in order to conform to the current year presentation. The reclassifications had no effect on financial condition, gross profit, or net loss.

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Note 2. Share-Based Compensation

The Company accounts for share-based payments pursuant to ASC 718, Stock Compensation and, accordingly, the Company records compensation expense for share-based awards based upon an assessment of the grant date fair value for stock options and restricted stock awards.

Stock compensation expense for stock options is recognized on a straight-line basis over the vesting period of the award. The Company accounts for stock options as equity awards.

The following table summarizes share-based compensation expense recorded in selling, general and administrative expenses during each period presented (in thousands):

	Three Months Ended
	March 31, 2012	March 31, 2011
Stock options	$-	$8
Total share-based compensation expense	$-	$8

There were no options granted or exercised during the three months ended March 31, 2012.

There were no options outstanding at March 31, 2012.

Note 3. Earnings Per Share

Basic earnings (loss) per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share, reflects the potential dilution of securities that could share in the earnings of the entity. For periods where the Company has incurred a net loss, stock options were not included in the computation of diluted loss per share because their effect was anti-dilutive, therefore, basic and fully diluted loss per share are the same for those periods.

The following table represents a reconciliation of the shares used to calculate basic and diluted earnings (loss) per share for the respective periods indicated (in thousands, except per share amounts):

	For the Three Months Ended March 31,
	2012			2011
	Net Loss Attributed to Common Stock	Weighted Average Shares	Per Share Loss	Net Loss Attributed to Common Stock	Weighted Average Shares	Per Share Loss
Basic EPS:
Net Loss	$(278)	3,091	$(.09)	$(113)	3,091	$(.04)
Effect of Dilutive Securities
Employee stock options	-	-	-	-	-	-
Diluted loss per share	$(278)	3,091	$(.09)	$(113)	3,091	$(.04)

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Note 4. Inventory

Commencing January 1, 2011, inventory is valued at the lower of cost or market using first in first out (FIFO) which approximate average cost, due to the rapid turnover of inventory. The Company previously valued its inventory at lower of cost or market using standard cost which approximated average cost, and as such, the change is not considered a change in accounting. Inventories are reviewed periodically and items considered to be slow-moving or obsolete are reduced to estimated net realizable value through an appropriate reserve. At March 31, 2012 and December 31, 2011, the inventory reserve was $99 and $133 thousand, respectively. Inventory consists of the following amounts (in thousands):

	March 31,	December 31,
	2012	2011
Raw materials	$78	$60
Work in progress	-	-
Finished goods	747	258
Subtotal	825	318
Inventory reserve	(99)	(133)
Net inventory	$726	$185

Note 5. Related Party Transactions

On January 23, 2009 we entered into the Advisory Agreement with Quadrant. Quadrant is under common control with Brean Murray Carret Group, Inc., an organization that beneficially owns 1,121,354, or 36.3%, of the Company’s common stock. Mr. Young, the Chairman of the Company’s Board of Directors, and Mr. Deinard, our Interim Chief Executive Officer, are each Managing Directors at Quadrant Management, Inc. Pursuant to the Advisory Agreement, Quadrant will provide the Company financial advisory and business consulting services, including restructuring services.

In consideration for the restructuring services which have been provided by the Advisor since November 2008 and for the ongoing services to be provided, ARC has agreed to pay the following: 1) an initial cash fee of $250 thousand which was paid upon signing the Agreement in January 2009; 2) during 2009, ARC will pay an annual fee of the greater of (i) $250 thousand or (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items ("EBITDA") for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year, and; 3) all reasonable out-of-pocket expenses incurred by Advisor in performing services under the Agreement. Total expenses accrued for the year ended December 31, 2011 was $250 thousand. The $250 thousand fee for 2011 accrued at December 31, 2011 and was paid in the first quarter of 2012. Approximately $62 thousand of the 2012 annual fee was accrued for the three months ended March 31, 2012 and is also included in accrued liabilities at March 31, 2012. The Agreement will expire on December 31, 2013.

During the third quarter of 2010, we began utilizing the manufacturing, product sourcing, and outsourcing services of Rainbow Industrial Limited (“RIL”) which is based in China.  RIL is wholly owned by an affiliate of Quadrant Management, Inc., which is affiliated with us and our Chief Executive Officer. We purchase goods and services from RIL valued at approximately $150 thousand per month; however the actual dollar amount can vary significantly with normal fluctuations in business activity.

In our 2010 Third Quarter Form 10-Q report, as a Subsequent Event, we announced we sold all of our Raw Material Inventory to RIL in October 2010.  Subsequent to this sale we realized some of the Raw Material Inventory would not be used within the next few months to produce finished goods and therefore we purchased approximately $30,000 of this ARC China Raw Material inventory back to be held on our books until a later date.  Both the sale and re-purchase of Raw Material occurred during the Fourth Quarter of 2010. As of December, 2011 we have ceased all operations at RIL and now manufacture exclusively through third party contract manufacturers in China. In January 2012 we recorded a one time charge of $53,000 relating to the relocation of our production activities.

Also see Note 10 for other pending related party transactions.

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Note 6. Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standard Board ("FASB") issued an accounting update that amends ASC No. 820, "Fair Value Measurement" regarding fair value measurements and disclosure requirements. The amendments are effective during interim and annual periods beginning after December 15, 2011 and are to be applied prospectively. The accounting update will be applicable to the Company beginning in the third quarter of fiscal year 2012. As applicable to the Company, the adoption of the new guidance is not expected to have a material impact on the consolidated financial statements.

In June 2011, the FASB issued an update to ASC No. 220, “Presentation of Comprehensive Income,” which eliminates the option to present other comprehensive income and its components in the statement of shareholders’ equity. The Company can elect to present the items of net income and other comprehensive income in a single continuous statement of comprehensive income or in two separate, but consecutive, statements. Under either method the statement would need to be presented with equal prominence as the other primary financial statements. The amended guidance, which must be applied retroactively, is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with earlier adoption permitted. In December 2011, the FASB issued another update on the topic, which deferred the effective date pertaining only to the presentation of reclassification adjustments on the face of the financial statements. The adoption of the new guidance is not expected to have a material impact on the consolidated financial statements.

In December 2011, the FASB issued an amendment to the accounting guidance for disclosure of offsetting assets and liabilities and related arrangements. The amendment expands the disclosure requirements in that entities will be required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The amendment is effective for fiscal years, and interim periods within those years, beginning on or after January 1, 2013, and shall be applied retrospectively. We do not expect the adoption of this accounting pronouncement to have a material impact on our financial statements when implemented.

Note 7. Concentration of Credit Risk

Two customers accounted for approximately 53% of the Company’s net sales for the three months ended March 31, 2012 and one of these customers accounted for 39% of the Company’s net sales for the three months ended March 31, 2012. One customer accounted for approximately 33% of the Company’s net sales for the three months ended March 31, 2011. A reduction, delay or cancellation of orders from this customer or the loss of this customer could significantly reduce the Company’s revenues and operating results. We cannot provide assurance that this customer or any of our current customers will continue to place orders, that orders by existing customers will continue at current or historical levels or that we will be able to obtain orders from new customers.

Note 8. Industry Segment Information

ASC 280, Segment Reporting, requires that the Company disclose certain information about its operating segment where operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Generally, financial information is required to be reported on the basis that is used internally for evaluating segment performance and deciding how to allocate resources to segments. The Company has one reportable segment, Manufacturing, which is a separate business unit that offers a variety of wireless components and network solutions to service providers, system integrators, value added resellers, businesses and consumers, primarily in the United States.

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Note 9. Subsequent Events

Management has evaluated the impact of events occurring after March 31, 2012 up to the date of the filing of these condensed consolidated financial statements. These statements contain all necessary adjustments and disclosures resulting from that evaluation.

The Company signed definitive agreements to purchase Advanced Forming Technology, Inc., ("AFT") and Quadrant Metals Technologies, LLC ("QMT"). In addition, the Company will be renamed ARC Group Worldwide, Inc. (pending shareholder approval) and will be a diversified manufacturing holding company with operations in Colorado, Florida, Pennsylvania, Texas, Minnesota, China and Hungary. The Company has also proposed a 1:1.95 reverse stock split (the “Reverse Stock Split”).  The closing of the acquisitions of AFT and QMT, as well as the Name Change, the Reverse Stock Split and certain other matters, remain subject to shareholder approval.

Highlights of the acquisitions include the following:

·	ARC to acquire AFT, including its assets and operations in Hungary, for $43 million, approximately 1.0x Book Value, in a mix of cash and a convertible promissory note.

·	ARC to issue 7,857,898 shares valued at $4.00 per share, a 36% premium to ARC's closing price as of April 11, 2012, to acquire QMT in a non-cash transaction.

On April 6, 2012, the Company entered into a Purchase Agreement (the “AFT Acquisition Agreement”) with Precision Castparts Corp. (“PCC”) and AFT Europa KFT (“AFTE”). The term “AFT” is used in this Report to refer collectively to the company and the business of Advance Forming Technology, Inc. (“AFTI”) and the special purpose acquisition company (the “AFTE SPV”) holding the Hungarian assets associated with AFTI which are currently owned by AFTE. Prior to closing, PCC will cause AFT to transfer the Thixoforming Division of AFT, including all associated liabilities, to PCC. Pursuant to the terms of the AFT Acquisition Agreement, the Company will receive 100% of AFTI and AFTE SPV, in exchange for the transfer of an aggregate of $43 million to PCC (the “AFT Purchase Price”), of which $25,400,000 will be paid in cash and $17,600,000 will be paid in the form of a convertible note (the “AFT Convertible Note”) maturing in five years from the acquisition closing date (the “AFT Acquisition”). QMT has received from TD Bank, N.A. (“TD Bank”) a term sheet, dated June 21, 2012 providing for a revolving line of credit in an amount of up to $10,000,000 and three term loans totaling up to an estimated $18,000,000 with terms ranging from 6 months to ten years (the “Financing Arrangement”), provided, however, the total credit exposure allocated to the Financing Arrangement at closing shall not exceed $25,000,000. The purpose of the Financing Arrangement with TD Bank is to finance the acquisition of AFT; to pay off all existing senior debt of QMT, AFT and their subsidiaries; and to potentially purchase new equipment. All facilities under the Financing Arrangement shall bear interest at a per annum rate equal to a margin between 250 to 300 basis points over the one month London Interbank Offered Rate (LIBOR) and the Company and its subsidiaries will be subject to customary financial covenants. The Company, AFT and QMT’s subsidiaries shall serve as the corporate guarantors of this Financing Arrangement. The Company will use the proceeds from the Financing Arrangements with TD Bank to fund, in part, the cash consideration payable in connection with the AFT Acquisition. The Company expects to complete the Financing Arrangements prior to the closing of the Acquisitions.

The AFT Purchase Price of the AFT Acquisition will be subject to a working capital adjustment. If the net working capital of AFT, excluding the Thixoforming Division but including the AFTE SPV (the “Acquired Operations”), on the day of closing divided by the net sales (the “Net Sales”) of AFTE, excluding the Thixoforming Division and the Acquired Operation for the 12 month period immediately preceding the closing (the “Closing Net Working Capital Percentage”), is greater than 25% (the “Fixed Percentage”) then the Purchase Price will be increased by the product of (x) Closing Net Working Capital Percentage less the Fixed Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage is less than the Fixed Percentage then the Purchase Price will be decreased by the product of (x) the Fixed Percentage less the Closing Net Working Capital Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage equal to the Fixed Percentage, then the Purchase Price will not be adjusted. The adjustments shall be determined within forty (45) days by the Company with AFT granted certain rights to object to the calculation. All Purchase Price adjustments will be made in cash.

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Under the terms of the convertible note, PCC may at any time prior to maturity (subject to certain restrictions) convert the AFT Convertible Note into newly issued shares of the Company‘s common stock at a conversion price equal to the 30-day average trading value per share of the common stock immediately preceding conversion, provided that the AFT Convertible Note may be converted only if it converts into less than 10% of the common ownership of the Company and the equity value of the Company is not less than $176 million. Assuming a conversion price calculated as of April 9, 2012, such conversion could result, in the issuance of approximately 1,226,977 shares of the Company’s common stock (approximately 629,229 shares of the Company’s common stock after giving effect to the proposed 1:1.95 reverse stock split (the “1:1.95 Reverse Stock Split”)). Accordingly, the Company will initially reserve such amount of shares for possible issuance to PCC under the terms of conversion of the AFT Convertible Note. The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula as of the dates of exercise of conversion by PCC. The foregoing approximations of share issuances pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only and if the AFT Acquisition is approved by the Company’s shareholders, the Company will be authorized to issue any and all shares of the Company’s common stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares.

The AFT Acquisition Agreement contains a provision that the Company will close the QMT Acquisition (as defined below) at the same time as, or prior to, the closing of the AFT Acquisition, which may waived by PCC. In addition, since the shares of the Company’s common stock will be issued as consideration in connection with the acquisitions above the thresholds required for shareholder approval under the NASDAQ Rules, approval by the Company’s shareholders of the QMT Acquisition and the AFT Acquisition is required for the Company to complete these acquisitions.

Consummation of the transactions contemplated by the AFT Acquisition Agreement is conditional upon, among other matters: (i) settlement of all intercompany accounts between PCC, AFT and AFTE; (ii) completion of the QMT Acquisition; (iii) transfer of the Thixoforming Division to PCC; and (iv) AFT having available cash of $100,000 at closing. In addition to the closing conditions above, the AFT Acquisition Agreement and the related transaction agreements contain additional customary closing conditions. PCC, AFTE and the Company have agreed to covenants relating to, among others, publicity, certain tax matters, access to information, and the making of certain filings with governmental authorities.

On April 6, 2012, the Company entered into a Membership Interest Purchase Agreement (the “QMT Acquisition Agreement”) with Quadrant, QMT, Carret P.T., LP, and the QMT Sellers to purchase, among other things, all of the Membership Interests. Pursuant to the terms of the QMT Acquisition Agreement, the QMT Sellers will receive an aggregate of 7,857,898 shares of the Company’s common stock as the consideration in exchange for the transfer to the Company of 100% of all of the Membership Interests (the “QMT Acquisition” and, together with the AFT Acquisition, the “Acquisitions). Such consideration shall be equal to 4,029,691 shares of the Company’s common stock after giving effect to the Company’s proposed 1:1.95 Reverse Stock Split, as described in further detail below. The purchase price for such shares has been set at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split).

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Under the QMT Acquisition Agreement, Carret P.T., LP will purchase from the Company 112,648 newly-issued shares of the Company’s common stock at a purchase price of $4.00 per share (equal to 57,768 shares of the Company’s common stock after giving effect to the proposed 1:1.95 Reverse Stock Split) in consideration for a cash investment in the Company of $450,594 by Carret P.T., LP. at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split).

The QMT Acquisition Agreement contains conditions to each party’s closing obligations, and includes the express condition that the Company receive approval from a majority of those disinterested shareholders present and voting on such proposal (in person or by proxy) at a meeting of shareholders at which at least a majority of all shares of the Company’s common stock are present for quorum purposes called prior to the closing of the QMT Acquisition. The QMT Acquisition Agreement also contains a condition that if the Company is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations having jurisdiction over such application such that the Company’s common stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding.

In addition to the closing conditions above, (i) there must be not less than $250,000 cash in QMT accounts at closing and having non-cash working capital in amount equal to not less than 20% of the trailing twelve months’ net sales of the Company, as determined as of the most recent calendar month-end prior to the closing date; (ii) the Company shall have received the opinion of its financial advisor as to the fairness of the transaction from a financial point of view, which opinion shall be in form and substance reasonably acceptable to the Company and the Special Committee; and (iii) other customary closing conditions.

Prior to the closing, the QMT Acquisition Agreement may be terminated for the following reasons: (i) by the Company if the QMT Sellers or QMT has breached the QMT Acquisition Agreement; (ii) by the QMT Sellers, if the Company has breached the QMT Acquisition Agreement; (iii) by the QMT Sellers or the Company, if the closing has not occurred on or before June 25, 2012 due to the failure of any condition precedent from taking place (unless the failure is caused by the party that gives notice of the termination) however, as of June 25, 2012 each of the QMT Sellers and ARC agreed to waive this provision and extend such deadline until August 6, 2012; (iv) by the Company in connection with a situation in which a financially superior proposal is made by another party; or (v) by mutual written agreement of the QMT Sellers and the Company.

From the date of the QMT Acquisition Agreement to the date of closing or termination of the QMT Acquisition Agreement, the QMT Sellers and QMT are required to refrain from initiating, engaging or entering into a different agreement to engage in a transaction concerning any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving QMT or any subsidiary (an “Alternate Transaction”). However, the Company is expressly entitled to initiate, solicit or encourage or otherwise facilitate an Alternate Transaction with any party concerning an Alternate Transaction involving the Company, and may, subject to delivery of certain required notices, terminate the QMT Acquisition Agreement and enter into an alternative transaction which the Special Committee believes in good faith to be a “Superior Proposal” as defined in the QMT Acquisition Agreement, giving full consideration to the potentially negative effect such alternative transaction may have on the AFT Acquisition.

The QMT Acquisition Agreement also contains a condition that if the Company is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations having jurisdiction over such application such that the Company’s common stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding.  The Company has received notification from NASDAQ that a new listing application is required in connection with the Acquisitions and the Company has initiated the new listing application procedures.

CONSOLIDATED FINANCIAL STATEMENTS

OF ARC WIRELESS SOLUTIONS, INC.

December 31, 2011 and 2010 (Audited)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Proxy Statement of ARC Wireless Solutions, Inc. of our report dated March 14, 2012 relating to our audit of the consolidated financial statements, which appear in the Annual Report on Form 10-K of ARC Wireless Solutions, Inc. for the year ended December 31, 2011. We also consent to the inclusion of our report in this Proxy Statement.

Hein & Associates LLP

Denver, Colorado

July 2, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

ARC Wireless Solutions, Inc.

Denver, Colorado

We have audited the accompanying consolidated balance sheets of ARC Wireless Solutions, Inc. and subsidiaries as of December 31, 2011 and 2010, and the related consolidated statements of income, stockholders’ equity, and cash flows for the years then ended. Our audits also included the consolidated financial statement schedule of ARC Wireless Solutions, Inc. listed in Item 15. These consolidated financial statements and the consolidated financial statement schedule, are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have , nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ARC Wireless Solutions, Inc. and subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related consolidated financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ Hein & Associates LLP

Denver, Colorado
March 14, 2012

ARC Wireless Solutions, Inc.

Consolidated Balance Sheets

(in thousands, except for share and per share amounts) (audited)

	December 31,	December 31,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$11,048	$11,643
Accounts receivable – trade, net	740	385
Inventory, net	185	548
Other current assets	17	29
Total current assets	11,990	12,605

Property and equipment, net	227	272

Other assets:
Intangible assets, net	116	114
Deposits	7	2
Total assets	$12,340	$12,993

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$293	$212
Accrued severance (Note 10)
Accrued expenses	362	404
Current portion of capital lease obligations	49	95
Total current liabilities	704	711

Capital lease obligations, less current portion	-	-
Total liabilities	704	711

Commitments (Notes 8, 10 and 12)
Stockholders’ equity:
Preferred stock, $.001 par value, 2,000,000 authorized, none issued and outstanding	-	-
Common stock, $.0005 par value, 250,000,000 authorized, 3,091,000 issued and outstanding in 2011 and 2010, respectively	2	2
Additional paid-in capital	20,798	20,798
Accumulated deficit	(9,164)	(8,518)
Total stockholders’ equity	11,636	12,282
Total liabilities and stockholders’ equity	$12,340	$12,993

See accompanying notes to consolidated financial statements.

ARC Wireless Solutions, Inc.

Consolidated Statements of Operations

(in thousands, except for share and per share amounts) (audited)

	Years Ended December 31,
	2011	2010

Sales, net	$3,313	$3,966
Cost of sales	2,137	2,526
Gross Profit	1,176	1,440

Operating expenses
Selling, general and administrative	1,860	1,954
Loss from operations	(684)	(514)

Other Income (expense)
Interest expense	-	(3)
Other income	38	65
Total other income	38	62

Net loss	$(646)	$(452)

Net loss per share, basic and diluted	$(.21)	$(.14)
Weighted average shares, basic	3,091,000	3,091,000
Weighted average shares, diluted	3,091,000	3,091,000

See accompanying notes to consolidated financial statements.

ARC Wireless Solutions, Inc.

Consolidated Statements of Changes in Stockholders’ Equity

(in thousands) (audited)

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit
Balances, January 1, 2010	3,091	$2	$20,767	$(8,066)
Share based compensation			31
Net loss				(452)
Balances, December 31, 2010	3,091	$2	$20,798	$(8,518)
Share based compensation			-
Net loss				(646)
Balances, December 31, 2011	3,091	$2	$20,798	$(9,164)

See accompanying notes to consolidated financial statements.

ARC Wireless Solutions, Inc.

Consolidated Statements of Cash Flows

(in thousands) (audited)

	Years Ended December 31,
	2011	2010

Operating activities
Net loss	$(646)	$(452)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	184	198
Non-cash stock compensation	-	31
Changes in operating assets and liabilities:
Accounts receivable, trade	(355)	91
Inventory	363	471
Prepaids and other current assets	12	7
Other assets	(5)	50
Accounts payable and accrued severance expenses	39	(406)
Net cash used in operating activities	(408)	(10)

Investing activities
Patent acquisition costs	(14)	(12)
Purchase of plant and equipment	(127)	(92)
Net cash used in investing activities, continuing operations	(141)	(104)

Financing activities
Net repayment of line of credit and capital lease obligations	(46)	(28)
Net cash used in financing activities	(46)	(28)

Net decrease in cash	(595)	(142)
Cash and cash equivalents, beginning of year	11,643	11,785
Cash and cash equivalents, end of year	11,048	11,643

Supplemental cash flow information:
Cash paid for interest	-	$3

See accompanying notes to consolidated financial statements.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements

December 31, 2011 and 2010 (Audited)

1. Organization and Summary of Significant Accounting Policies

Organization

The Company (NASDAQ: ARCW) was organized under the laws of the State of Utah on September 30, 1987 and is a provider of wireless network component and wireless network solutions.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of ARC Wireless Solutions, Inc. ("ARC"), and its wholly-owned subsidiary corporations, Starworks Wireless Inc. ("Starworks” or “Kit"), ARC Wireless Hong Kong Limited ("ARCHK"), ARC Wireless, LLC ("ARC LLC") and ARC Wireless Ltd ("ARC Ltd"). All material intercompany accounts, transactions, and profits have been eliminated in consolidation. In 2010 management determined ARCHK, our wholly-owned subsidiary, was no longer necessary and operations were terminated. ARCHK primarily managed our own China production operations which was no longer required when we transitioned to RIL during the third quarter of 2010.

Basis of Presentation

We have experienced recurring losses, and have accumulated a deficit of approximately $9.2 million since inception in 1989. There can be no assurance that we will achieve the desired result of net income and positive cash flow from operations in future years. Management believes that current working capital will be sufficient to allow us to maintain our operations through December 31, 2012 and the foreseeable future.

Use of Estimates

The preparation of our consolidated financial statements in accordance with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Cash and Cash Equivalents

We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. We regularly have cash balances in excess of federally insured amounts.

Fair Value of Financial Instruments

Our short-term financial instruments consist of cash, money market accounts, accounts receivable, and accounts payable and accrued expenses. The carrying amounts of these financial instruments approximate fair value because of their short-term maturities. Financial instruments that potentially subject us to a concentration of credit risk consist principally of cash and accounts receivable. We do not hold or issue financial instruments for trading purposes nor do we hold or issue interest rate or leveraged derivative financial instruments.

Accounts Receivable

Trade receivables consist of uncollateralized customer obligations due under normal trade terms requiring payment usually within 30 days of the invoice date. Management reviews trade receivables periodically and reduces the carrying amount by a valuation allowance that reflects management's best estimate of the amount that may not be collectible. The allowance for doubtful accounts was $0 at December 31, 2011 and 2010, respectively.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

Inventory

Inventory is valued at the lower of cost or market using standard costs that approximate average cost. Inventories are reviewed periodically and items considered to be slow-moving or obsolete are reduced to estimated net realizable value through an appropriate reserve. At December 31, 2011, the inventory reserve was $133 thousand and was applicable to finished goods. Inventory, which includes allocated overhead, consists of the following at December 31 (in thousands):

	2011	2010
Raw materials	$60	$58
Work in progress	-	-
Finished goods	258	547
	318	605
Inventory reserve	(133)	(64)
Net inventory	$185	$541

Property and Equipment

Property and equipment are stated at acquired cost. We use the straight-line method over estimated useful lives of three to seven years to compute depreciation for financial reporting purposes and accelerated methods for income tax purposes. Leasehold improvements and leased equipment are amortized over the lesser of the estimated useful lives or over the term of the leases. Upon sale or retirement, the cost and related accumulated depreciation of disposed assets are eliminated from the respective accounts and the resulting gain or loss is included in the statements of operations. Property and equipment consist of the following at December 31 (in thousands):

	2011	2010
Machinery and equipment	$1,828	$1,713
Computer equipment and software	547	541
Furniture and fixtures	173	170
Leasehold improvements	50	48
	2,598	2,472
Accumulated depreciation	(2,371)	(2,200)
	$227	$272

Depreciation expense, which includes amortization of fixed assets acquired through capital leases, amounted to $172 thousand and $178 thousand during the years ended December 31, 2011 and 2010, respectively.

Long-lived Assets

The carrying value of long-lived assets are reviewed annually; if at any time the facts or circumstances at any of our individual subsidiaries indicate impairment of long-lived asset values, as a result of a continual decline in performance or as a result of fundamental changes in a subsidiary's market, a determination is made as to whether the carrying value of the property's long-lived assets exceeds estimated realizable value. Long-lived assets consist primarily of Property and Equipment. No impairment was determined as of December 31, 2011.

Intangible Assets

Intangible assets consist principally of purchased intangible assets. Purchased intangible assets include developed technology, trademarks and trade names. Intangible assets are being amortized using the straight-line method over estimated useful lives ranging from 5 to 15 years. We periodically evaluate the carrying value of intangible assets, to be held and used, for potential impairment. The carrying value of intangible assets, to be held and used, is considered impaired when the carrying value is not recoverable from undiscounted future cash flows and the fair value of the asset is less than its carrying value. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

(in thousands)	2011	2010

Patents	$339	$325
Accumulated amortization	(223)	(211)
Intangible assets, net	$116	$114

Patent costs are stated at cost and amortized over ten years using the straight-line method. Patent amortization expense amounted to $12 thousand and $20 thousand for the years ended December 31, 2011 and 2010, respectively.

Estimated future patent amortization expense for the next five years as of December 31, 2011 is as follows (in thousands):

Years	Amount
2012	$9
2013	7
2014	5
2015	4
2016	4
Thereafter	87
$116

Revenue Recognition

Revenue is recorded when goods are shipped. We have established reserves for anticipated sales returns based on historical return percentages as well as specific identification and reserve of potential problem accounts. We have several major commercial customers who incorporate our products into other manufactured goods, and returns from these customers have not been significant. Additionally, returns related to retail sales have been immaterial and within management’s expectations.

Shipping and Handling Costs

We classify shipping and handling costs as a component of cost of sales.

Research and Development

Research and development costs are charged to expense as incurred. Such expenses were $428 thousand and $314 thousand, respectively, for the years ended December 31, 2011 and 2010.

Product Warranty

Our vendors generally warrant the products distributed by us and allow us to return defective products, including those that have been returned to us by our customers. We do not independently warrant the products we distribute. We do warranty products we manufacture but do not record a provision for estimated warranty costs at the time of the sale. Periodically we review and adjust the provision to reflect current warranty experience. Warranty expense was not material to our consolidated statements of operations for the years ended December 31, 2011 and 2010.

Income Taxes

We account for income taxes by establishing deferred tax assets and liabilities for any temporary differences between the financial reporting basis and the tax basis of our assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The current and deferred tax provision is allocated among the members of the consolidated group on the separate income tax return basis.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

We also account for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in the financial statements. Tax positions must meet a “more-likely-than-not” recognition threshold at the effective date to be recognized. Upon the adoption of ASC 740, we had no unrecognized tax positions. During the year ended December 31, 2011, we recognized no adjustments for uncertain tax positions.

We recognize interest and penalties related to uncertain tax positions in income tax expense. No interest and penalties related to uncertain tax positions were accrued at December 31, 2011.

Reclassifications

Certain balances in the prior year consolidated financial statements have been reclassified in order to conform to the current year presentation. The reclassifications had no effect on financial condition, gross profit, loss from operations or net loss.

Stock Based Compensation

We account for share-based payments and, accordingly, record compensation expense for share-based awards based upon an assessment of the grant date fair value for stock options and restricted stock awards.

Stock compensation expense for stock options is recognized on a straight-line basis over the vesting period of the award. We account for stock options as equity awards.

The following table summarizes share-based compensation expense recorded in general and administrative expenses during each period presented, in thousands:

	Years Ended December 31,
	2011	2010
Stock options	$-	$31
Total share-based compensation expense	$-	$31

Stock option activity was as follows:

	Number of	Weighted Average
	Shares	Exercise Price ($)
Balance at December 31, 2009	40,000	$5.40
Granted	-
Exercised	-
Forfeited or expired	-
Balance at December 31, 2010	40,000	$5.40
Granted
Exercised
Forfeited or expired	(40,000)	$5.40
Balance at December 31, 2011	-

No options were exercised during the years ended December 31, 2011 and 2010.

No options were issued in 2011 or 2010.

Net Loss Per Common Share

Basic earnings per share ("EPS") includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of the entity.

For the years ended December 31, 2010, we incurred a net loss, and stock options totaling 40,000 were not included in the computation of diluted loss per share because their effect was anti-dilutive.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

The following table represents a reconciliation of the shares used to calculate basic and diluted earnings per share for the respective periods indicated (in thousands, except per share amounts):

	2011			2010
	Net Loss	Weighted-	Per	Net Loss	Weighted-	Per
	Attributed to	Average	Share	Attributed to	Average	Share
	Common Stock	Shares	Loss	Common Stock	Shares	Loss
Basic and Diluted EPS
Net Loss	$(646)	3,091	$(.21)	$(452)	3,091	$(.15)
Effect of dilutive securities
Employee stock options	-	-	-
Common stock warrants	-	-	-
Dilutive earnings per share	$(646)	3,091	$(.21)	$(452)	3,091	$(.15)

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") No. 2011-04, Fair Value Measurement (ASC Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS"). Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. To improve consistency in application across jurisdictions some changes in wording are necessary to ensure that U.S. GAAP and IFRS fair value measurement and disclosure requirements are described in the same way. The ASU also provides for certain changes in current GAAP disclosure requirements, for example with respect to the measurement of level 3 assets and for measuring the fair value of an instrument classified in a reporting entity’s shareholders’ equity. The amendments in this ASU are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of this guidance is not anticipated to have a material impact on our consolidated financial position, results of operations or cash flows.

In May 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC Topic 220) — Presentation of Comprehensive Income. The amendments from this update will result in more converged guidance on how comprehensive income is presented under both U.S. GAAP and IFRS. With this update to ASC 220, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income, nor does it affect how earnings per share is calculated or presented. Current U.S. GAAP allows reporting entities three alternatives for presenting other comprehensive income and its components in financial statements. One of those presentation options is to present the components of other comprehensive income as part of the statement of changes in stockholders equity. This update eliminates that option. The amendments in this ASU should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of this guidance is not anticipated to have a material impact on our consolidated financial position, results of operations or cash flows.

In September 2011, the FASB issued amendments to the goodwill impairment guidance which provides an option for companies to use a qualitative approach to test goodwill for impairment if certain conditions are met. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 (early adoption is permitted). The implementation of amended accounting guidance is not expected to have a material impact on our consolidated financial position and results of operations.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

2. Stockholders’ Equity

We have authorized preferred shares which may be issued in such series and preferences as authorized by the Board of Directors. The number of shares of our common stock authorized is 250 million shares and the number of shares of our preferred stock authorized is 2 million shares.

The 2007 Stock Incentive Plan ("the 2007 Plan") was approved by the Board of Directors in August 2007 and was also approved by the shareholders in September 2007. The 2007 Plan provides that no more than 300,000 shares of our common stock may be issued for awards. If there is any change in our common stock by reason of any stock exchange, merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise, then the Board, or any Option Committee, shall make proportionate adjustments to the maximum number and kind of securities (i) available for issuance under the 2007 Plan; (ii) available for issuance as incentive stock options or non-qualified stock options; (iii) that may be subject to awards received by any participant; (iv) that may be subject to different types of awards; (v) that are subject to any outstanding award; and (vi) the price of each security.

The 2007 Plan provides that shares covered by an award will not count against the shares available for issuance under the 2007 Plan until they are actually issued and delivered to a participant. If an award granted under the 2007 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2007 Plan.

No options were granted in 2011 or 2010 from the 2007 Plan. As of December 31, 2011, all stock incentive grants under the 2007 Plan had terminated and our Board of Directors has determined that no further awards will be made under the 2007 Plan.

3. Income Taxes

We record the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Income tax credits are used to reduce the provision for income taxes in the year in which such credits are allowed for tax purposes. Deferred taxes are provided to reflect the income tax effects of amounts included for financial purposes in different periods than for tax purposes, principally valuation allowances for inventory and trade receivables for financial reporting purposes and accelerated depreciation for income tax purposes. We had no income tax expense or benefit for the years ended December 31, 2011 and 2010.

As a result of net losses for the years ended December 31, 2011 and 2010, management believes a valuation allowance on our deferred tax assets is necessary. The components of the deferred taxes asset as of December 31 are as follows (in thousands):

	2011	2010
Deferred tax assets (liabilities) (current):
Inventory reserve	$50	$24
Bad debt reserves	-	-
	$50	$24
Deferred tax assets (liabilities) (long-term):
Net operating loss carry-forwards	$2,034	$1,838
Property and equipment	29	7
Intangibles	10	14
	2,073	1,859
Deferred tax assets	2,123	1,883
Valuation allowance	(2,123)	(1,883)
Net deferred tax assets	$-	$-

As of December 31, 2011, we had total net operating loss carry-forwards of approximately $5.4 million which will begin expiring in 2023.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

A reconciliation of federal income taxes computed by multiplying pretax net loss by the statutory rate to the provision for income taxes is as follows for the years ended December 31 (in thousands):

	2011	2010
Tax benefit computed at statutory rate	$(226)	$(158)
State income tax (benefit)	(17)	(12)
Valuation allowance	240	157
Effect of permanent differences and other	3	13
Provision for income taxes (benefit)	$-	$-

As of December 31, 2011 and 2010, an evaluation of the allowance determined that it was more likely than not that the net operating loss asset may not be realized, and therefore a valuation allowance for the full amount was recorded.

We also evaluate the effect of de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transition related to uncertain tax positions. The amount recognized is measured as the largest amount of benefit that is greater than fifty percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in our tax returns that do not meet these recognition and measurement standards. We have no liabilities for unrecognized tax benefits, and, have recorded no additional interest or penalties.

Our policy is to recognize potential interest and penalties accrued related to unrecognized tax benefits within income tax expense. For the years ended December 31, 2011 and 2010, we did not recognize any interest or penalties in our consolidated statement of operations, nor did we have any interest or penalties accrued in our consolidated balance sheet at December 31, 2011 and 2010 relating to unrecognized tax benefits.

The tax years 2008-2011 remain open to examination for federal and state income tax purposes and by the other major taxing jurisdictions to which we are subject.

4. Sales to Major Customers

We had sales to one customer in 2011 and 2010 that represented approximately 29% and 23%, respectively, of our annual sales The concentration of our business with a relatively small number of customers may expose us to a material adverse effect if one or more of these large customers were to experience financial difficulty or were to cease being a customer for non-financial related issues. At December 31, 2011 two customers represented approximately 62% of our net trade accounts receivable. At December 31, 2010 one customer represented approximately 28% of our net trade accounts receivable.

5. Significant Suppliers

With regard to operations during 2011 and 2010 we purchased a majority of our product from three vendors all located in China. The loss of any of these vendors could have a material adverse impact on our operations.

6. Leasing Activities

We lease our facilities under non-cancellable operating leases through July 2012. Minimum future rentals payable under the leases are as follows (in thousands):

2012	$19
Total	$19

Rent expense was $34 thousand and $160 thousand for the years ended December 31, 2010 and 2009, respectively.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

Property and equipment included the following amounts for leases that have been capitalized at December 31, 2011 and December 31, 2010 (in thousands).

	2011	2010

Machinery and Equipment	$255	$255
Computers and Software	222	222
Furniture and Fixtures	13	13
	490	490
Less: accumulated amortization	(389)	(389)
	$101	$101

No amortization was recorded in 2011 and 2010 since these assets were taken out of service.

7. Defined Contribution Plan

In November 1999, the Board of Directors approved the establishment of the Antennas America, Inc. 401(k) Plan (the “Plan”) for employee contributions effective January 1, 2000. The name of the Plan was subsequently changed to the ARC Wireless Solutions, Inc. 401(k) Plan. The Plan allows for discretionary matching in company common stock of employee contributions by the company if we have a profit for the preceding year. Effective January 1, 2007 the Plan was amended to elect a Safe Harbor Contribution of 3% of a participant’s compensation. For the years ended December 31, 2011 and 2010 our Safe Harbor Contributions were $7 thousand and $15 thousand, respectively.

8. Commitments

Purchase obligations include agreements to purchase goods or services that are enforceable and legally binding and that specify all significant terms, including: fixed or minimum quantities to be purchased; fixed, minimum or variable price provisions; and the approximate timing of the transaction. Purchase obligations exclude agreements that are cancelable without penalty. At December 31, 2011, there were no non-cancellable purchase obligations.

9. Segment Information

ASC 280, Segment Reporting, requires that we disclose certain information about its our operating segments where operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Generally, financial information is required to be reported on the basis that is used internally for evaluating segment performance and deciding how to allocate resources to segments. Our activities of design, distributing and manufacturing are managed and evaluated by management as one operation.

In 2010 management determined ARCHK, our wholly-owned subsidiary, was no longer necessary and operations were terminated. ARCHK primarily managed our own China production operations and generated no separate revenues, which was no longer required when we transitioned to RIL during the third quarter of 2010.

Direct export sales to customers outside North America were approximately 31% and 26% of our sales for the fiscal year ended December 31, 2011 and 2010, respectively.

10. Related Party Transaction

On January 23, 2009 we entered into the Advisory Agreement with Quadrant. Quadrant is under common control with Brean Murray Carret Group, Inc., an organization that beneficially owns 1,121,354, or 36.3%, of the Company’s common stock. Mr. Young, the Chairman of the Company’s Board of Directors, and Mr. Deinard, our Interim Chief Executive Officer, are each Managing Directors at Quadrant Management, Inc. Pursuant to the Advisory Agreement, Quadrant will provide the Company financial advisory and business consulting services, including restructuring services.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

Pursuant to the Agreement, the Advisor will provide to ARC financial advisory and business consulting services, including restructuring services. In consideration for the restructuring services which have been provided by the Advisor since November 2008 and for the ongoing services to be provided, ARC has agreed to pay the following: 1) an initial cash fee of $250 thousand which was paid upon signing the Agreement in January 2009; 2) during 2009, ARC will pay an annual fee of the greater of (i) $250 thousand or (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items ("EBITDA") for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year, and; 3) all reasonable out-of-pocket expenses incurred by Advisor in performing services under the Agreement. Total expenses accrued for the years ended December 31, 2011 and 2010 were $250 thousand for each year, respectively. The $250 thousand fee for 2011 accrued at December 31, 2011 and was paid in 2012 and the 2010 fee of $250 thousand included in accrued expenses at December 31, 2010 and was paid in 2011. The Agreement will expire on December 31, 2013.

During the third quarter of 2010, we began utilizing the manufacturing, product sourcing, and outsourcing services of Rainbow Industrial Limited (“RIL”) which is based in China.  RIL is wholly owned by an affiliate of Quadrant Management, Inc., which is affiliated with us and our Chief Executive Officer. We purchase goods and services from RIL valued at approximately $150 thousand per month; however the actual dollar amount can vary significantly with normal fluctuations in business activity.

In our 2010 Third Quarter Form 10-Q report, as a Subsequent Event, we announced we sold all of our Raw Material Inventory to RIL in October 2010.  Subsequent to this sale we realized some of the Raw Material Inventory would not be used within the next few months to produce finished goods and therefore we purchased approximately $30,000 of this ARC China Raw Material inventory back to be held on our books until a later date.  Both the sale and re-purchase of Raw Material occurred during the Fourth Quarter of 2010. As of December, 2011 we have ceased all operations at RIL and now manufacture exclusively through third party contract manufacturers in China. In January 2012 we recorded a one time charge of $53,272.00 relating to the relocation of our production activities.

11. Subsequent Events

Management has evaluated the impact of events occurring after December 31, 2011 up to the date of issuance of these consolidated financial statements. These statements contain all necessary adjustments and disclosures resulting from that evaluation.

Sensitivity Analysis of ARC Wireless Solutions, Inc. Shares Issued in Consideration for Acquisition of Quadrant Metals Technologies, LLC

Shares To Be Issued	7,857,898

Shares To Be Issued (after giving effect to proposed 1:1.95 reverse stock split)	4,029,691

	Hypothetical Price Per Share (1)	Hypothetical Price Per Share (after giving effect to proposed 1:1.95 reverse stock split)	Value of Acquisition Consideration Based on Hypothetical Share Price
	$1.00	$1.95	$7,857,898
	$2.00	$3.90	$15,715,796
52 week low	$2.69	$5.25	$21,137,746
As of Jun-27-2012 close	$2.95	$5.75	$23,180,799
	$3.00	$5.85	$23,573,694
52 week high	$3.80	$7.41	$29,860,012
QMT Valuation	$4.00	$7.80	$31,431,592
	$5.00	$9.75	$39,289,490
	$5.71	$11.13	$44,868,598
	$6.00	$11.70	$47,147,388
	$7.00	$13.65	$55,005,286
	$8.00	$15.60	$62,863,184
	$9.00	$17.55	$70,721,082
	$10.00	$19.50	$78,578,980

(1) Actual trading prices of ARC's stock may be materially greater than the maximum or less than the minimum of the range presented here. The actual closing trading price of the common stock of ARC Wireless Solutions, Inc. on June 27, 2012 was $2.95. As such, the $4.00 price per share agreed upon by the sellers of QMT represents a per share value for ARC which is approximately 36% over the recent ARC publicly traded value.

ARC WIRELESS SOLUTIONS, INC.
PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

INTRODUCTION TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

The Unaudited Pro Forma Consolidated Balance Sheet combines the historical consolidated balance sheet of ARC Wireless Solutions, Inc. (ARC) as of March 31, 2012 and the historical consolidated balance sheet of Quadrant Metal Technologies LLC (QMT) as of March 31, 2012, and the historical combined balance sheet of Advanced Forming Technology (AFT) as of March 31, 2012, giving effect to the acquisition as if it had occurred April 1, 2011.  The Unaudited Pro Forma Consolidated Statement of Operations for the year ended March 31, 2012 combines the historical consolidated statement of operations of ARC for the year ended March 31, 2012, QMT and AFT for the twelve months ended March 31, 2012 as if the merger had occurred on April 1, 2011.  Adjustments have been made to conform QMT and AFT’s balance sheet and statement of operations to ARC fiscal year end. No pro forma effects have been given to any operational or other synergies that may be realized from the acquisitions.

The share exchange is being accounted for as a “reverse acquisition,” even though the Board of Directors and management team, after the exchange, are comprised of ARC’s management team. However, the QMT shareholders will own the majority of the outstanding shares of the Company’s capital stock immediately following the transaction; therefore QMT is deemed to be the acquirer of ARC in the reverse acquisition.

The unaudited pro forma consolidated financial information is based on the estimates and assumptions described in the notes to the unaudited pro forma consolidated financial statements.  The unaudited pro forma consolidated financial information has been prepared using the purchase method of accounting in which the total cost of the acquisitions are allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values at the date of the acquisitions.  This allocation has been done on a preliminary basis and is subject to change pending final determination of fair values for the acquired assets and assumed liabilities and a final analysis of the total purchase price paid, including direct costs of the acquisitions. The adjustments included in the unaudited pro forma consolidated financial information represent the preliminary determination of such adjustments based upon currently available information.  Accordingly, the actual fair value of the assets acquired, liabilities assumed and the related adjustments may differ from those reflected in this Proxy Statement.  ARC expects to finalize the purchase price allocations within one year of the date of the acquisitions.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that might have been achieved had the transaction occurred as of an earlier date, and they are not necessarily indicative of future operating results or financial position.  These pro forma amounts do not, therefore, project ARC’s financial position or results of operations for any future date or period.  The accompanying unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements and the related notes thereto of ARC,  which are included in its Annual Report on Form 10-K, as well as other financial information included elsewhere in this Proxy.

ARC WIRELESS SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2012

(in thousands)

	ARC Wireless Solutions, Inc.	Quadrant Metals Technologies LLC	Advanced Forming Technology	Pro Forma Adjustments		ARC Wireless Solutions, Inc. Pro Forma
	(Historical)	(Historical)	(Historical)
ASSETS
Current Assets :
Cash and cash equivalents	$11,083	$3,622	$971	$(13,421	)D,E,F	$2,255
Accounts receivable, net	649	3,487	6,076	–		10,212
Inventories, net	726	4,183	5,969	–		10,878
Income tax receivable	–	–	272	(272	)F	–
Deferred income taxes	–	–	183	(183	)F	–
Due from related party	–	–	–	–		–
Prepaid and other current assets	56	407	429	–		892
Total current assets	12,514	11,699	13,900	(13,876)		24,237
Property and Equipment , net	267	4,648	20,044	–		24,959
Long-Term Assets :
Goodwill	–	6,964	12,387	12,530	E,F	31,881
Intangible assets	116	–	12	–		128
Due from related party	–	401	26,824	(26,824	)F	401
Other	6	287	–	–		293
Total long-term assets	122	7,652	39,223	(14,294)		32,703
Total Assets	$12,903	$23,999	$73,167	$(28,170)		$81,899

See accompanying notes to these unaudited pro forma consolidated financial statements.

ARC WIRELESS SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2012

(in thousands)

(continued)

	ARC Wireless Solutions, Inc.	Quadrant Metals Technologies LLC	Advanced Forming Technology	Pro Forma Adjustments		ARC Wireless Solutions, Inc. Pro Forma
	(Historical)	(Historical)	(Historical)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities :
Current portion of long-term debt	$–	$1,410	$–	$(1,410	)E	$–
Accounts payable	1,364	824	3,976	–		6,164
Accrued expenses	149	696	1,036	–		1,881
Due to related party	–	300	–	–		300
Deferred income	–	108	–	–		108
Current portion of capital lease obligations	32	–	–	–		32
Total current liabilities	1,545	3,338	5,012	(1,410)		8,485
Long-Term Liabilities :
Deferred taxes	–	–	923	(923	)F	–
Long-term debt	–	5,767	–	36,833	B,C,E	42,600
Due to related party	–	–	–	–		–
Total long-term liabilities	–	5,767	923	35,910		42,600
Total Liabilities	1,545	9,105	5,935	34,500		51,085
Stockholders’ Equity :
Preferred stock, $0.001 par value, 2,000,000 authorized, none issued and outstanding	–	–	–	–		–
Common stock, $0.0005 par value, 250,000,000 shares authorized, 3,091,000 shares issued and outstanding	2	–	–	4	A	6
Additional paid-in capital	20,798	13,862	22,494	18,421	A,E,F	75,575
Accumulated earning/deficit	(9,442)	–	43,110	(79,466)		(45,798)
Accumulated other comprehensive income	–	–	1,628	(1,628	)F	–
Total Stockholders’ Equity	11,358	13,862	67,232	(62,669)		29,783
Non-Controlling Interest	–	1,031	–	–		1,031
	11,358	14,893	67,232	(62,669)		30,814
Total Liabilities and Stockholders’ Equity	$12,903	$23,998	$73,167	$(28,169)		$81,899
Shares Outstanding	3,091,000	–	–	2,581,000	A,I	5,672,000

See accompanying notes to these unaudited pro forma consolidated financial statements.

ARC WIRELESS SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED MARCH 31, 2012

(in thousands)

	ARC Wireless Solutions, Inc.	Quadrant Metals Technologies LLC	Advanced Forming Technology	Pro Forma Adjustments		ARC Wireless Solutions, Inc. Pro Forma
	(Historical)	(Historical)	(Historical)

Sales, net	$3,419	$29,568	$33,692	$–		$66,679
Cost of sales	2,097	18,259	28,325	–		48,681
Gross Profit	1,322	11,309	5,367	–		17,998
Operating Expense :
Selling, general and administrative	1,967	6,739	3,277	1,684	G	13,667
Merger expenses	159	–	–	–		159
Income (Loss) from Operations	(804)	4,570	2,090	(1,684)		4,172
Other Income (Expense) :
Other income (expense)	(7)	148	–	–		141
Interest expense, net	–	(479)	13	(800	)H	(1,266)
Total other income (expense)	(7)	(331)	13	(800)		(1,125)
Income (Loss) before Income Taxes	(811)	4,239	2,103	(2,484)		3,047
Current income tax expense	–	–	(76)	76	F	–
Deferred income tax benefit	–	–	160	(160)		–
Net Income (Loss)	(811)	4,239	2,187	(2,568)		3,047
Net Income (Loss) Attributable to Non-Controlling Interest	–	–	–	–		–
Net Income (Loss)	$(811)	$4,239	$2,187	($2,568)		$3,047
Net Income (Loss) per Common Share from Continuing Operations :
Basic and diluted	$(0.26)	$–	$–	$–		$0.54
Diluted	$(0.26)	$–	$–	$–		$0.54
Weighted Average Common Shares Outstanding :
Basic and diluted	3,091,000	–	–	2,581,000	A,I	5,672,000

See accompanying notes to these unaudited pro forma consolidated financial statements.

ARC Wireless Solutions, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

1.	Basis of Presentation:

On April 6, ARC Wireless Solutions, Inc. (ARC) entered into separate, definitive purchase and sale agreements to acquire Quadrant Metal Technologies LLC (QMT) and Advanced Forming Technology (AFT). The QMT purchase price is to be paid through the issuance of ARC common stock. The AFT purchase price is approximately $43,000,000 and is to be paid in cash and issuance of convertible notes. The effective date of the acquisitions is expected to occur in August 2012, with any final purchase price adjustments calculated at that time.

The share exchange is being accounted for as a “reverse acquisition,” even though the Board of Directors and management team, after the exchange, are comprised of ARC’s management team. However, the QMT shareholders will own the majority of the outstanding shares of the Company’s capital stock immediately following the transaction; therefore QMT is deemed to be the acquirer of ARC in the reverse acquisition.

The Unaudited Pro Forma Consolidated Balance Sheet combines the historical consolidated balance sheets of ARC, QMT and AFT as of March 31, 2012, giving effect to the acquisition as if it had occurred April 1, 2011.  The Unaudited Pro Forma Consolidated Statement of Operations for the year ended March 31, 2012 combines the historical consolidated statements of operations of ARC, QMT and AFT for the year ended March 31, 2012, as if the merger had occurred on April 1, 2011.  Adjustments have been made to confirm QMT and AFT’s balance sheet and statement of operations to ARC fiscal year end. No pro forma effects have been given to any operational or other synergies that may be realized from the acquisitions.

The unaudited pro forma consolidated financial information is based on the estimates and assumptions described in the notes to the unaudited pro forma consolidated financial statements.  The unaudited pro forma consolidated financial information has been prepared using the purchase method of accounting in which the total cost of the acquisitions are allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values at the date of the acquisitions.  This allocation has been done on a preliminary basis and is subject to change pending final determination of fair values for the acquired assets and assumed liabilities and a final analysis of the total purchase price paid, including direct costs of the acquisitions. The adjustments included in the unaudited pro forma consolidated financial information represent the preliminary determination of such adjustments based upon currently available information.  Accordingly, the actual fair value of the assets acquired, liabilities assumed and the related adjustments may differ from those reflected in this Proxy Statement.  ARC expects to finalize the purchase price allocations within one year of the date of the acquisitions.

ARC Wireless Solutions, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

2.	Pro Forma Adjustments to the Consolidated Balance Sheet and Consolidated Statement of Operations :

A	Reflects the value of 7,857,899 shares of ARC’s common stock issued for the reverse merger of ARC by QMT. The current market price is $2.96 (close of business July 2, 2012) per share for a total value of $23,259,381. Also, 112,135 shares of ARC’s common stock issued for $448,541, of cash and the purchase price equity true-up for the reverse merger of ARC by QMT (reduction of $4,418). The issuance of stock is reflected as an allocation of $4 to common stock and $19,285 to additional paid in capital.

B	Reflects the loan of $25,000,000 for the funding of the AFT Acquisition.

C	Reflects $17,600,000 in 5 year subordinated convertible notes. The notes can be converted (principle and interest value) based on a 30 day volume-weighted average trading price. The conversion may only occur if the portion of the notes converted (including amounts previously converted) convert into less than 10% of the outstanding common stock and the Company’s equity value is at least $176 million as disclosed in the most recent financial statements filed with the U.S. Securities and Exchange Commission. No discount on the notes has been recorded in these pro forma financial statements.

D	Cash paid for the acquisition of AFT; $25,400,000. Total change in cash consists of (in thousands):

Cash paid for AFT	$(25,400)
Quadrant fees paid by ARC	(1,600)
Cash borrowings under new debt agreement	25,000
Payoff of old debt of QMT	(7,178)
Cash not received from QMT or AFT	(4,243)

Total estimated (uses) of cash	$(13,421)

E	To record the assets and liabilities for the reverse merger of ARC by QMT (in thousands):

Purchase price	$9,149

Less fair value of assets acquired:
Cash and cash equivalents	2,255
Accounts receivable, net	649
Inventories, net	726
Prepaid and other current assets	56
Property and equipment, net	267
Intangible assets	116
Other	6

Fair value of liabilities assumed:
Accounts payable	(1,364)
Accrued expenses	(149)
Due to related party, short-term	–
Deferred income	–
Current portion of capital lease	(32)
Non-controlling interest	–
Fair value of net assets acquired	2,530

Goodwill resulting from the acquisition	$6,619

ARC Wireless Solutions, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

F	To record the assets and liabilities purchased in the acquisition of AFT (in thousands):

Purchase price	$43,000

Less fair value of assets acquired:
Cash and cash equivalents	100
Accounts receivable, net	6,076
Inventories, net	5,969
Prepaid and other current assets	429
Property and equipment, net	20,044
Other	12

Fair value of liabilities assumed:
Accounts payable	(3,976)
Accrued expenses	(1,036)
Fair value of net assets acquired	27,618

Goodwill resulting from the acquisition	$15,382

G	Professional and consulting fees of $1,640,000 incurred for the acquisitions.

H	Interest expense on the $25,000,000 loan and $17,600,000 convertible notes.

I	Effect of a 1:1.95 reverse stock split.

Quadrant Metals Technologies LLC

Reviewed Financial Statements

For the 9 Months Ending March 31, 2012

(unaudited)

Dreggors, Rigsby & Teal, p.a.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountants' Review Report

To the Members

Quadrant Metals Technologies LLC

DeLand, FL

We have reviewed the accompanying balance sheet of Quadrant Metals Technologies LLC as of March 31, 2012 and the related statements of income, members' equity and cash flows for the 9 months then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Our review was made primarily for the purpose of expressing a conclusion that there are no material modifications that should be made to the financial statements in order for them to be in conformity generally accepted accounting principles. The supplementary information included in the consolidating financial statements is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements. We did not become aware of any material modifications that should be made to such information.

Dreggors, Rigsby & Teal, P.A.
Certified Public Accountants

June 6, 2012

"Providing valued financial services for your personal and business needs."

CONSOLIDATED FINANCIAL STATEMENTS OF QMT

Quadrant Metals Technologies LLC

Consolidated Balance Sheet

March 31, 2012 (unaudited)

Assets

Current Assets
Cash and Cash Equivalents	$3,621,809
Accounts Receivable, Net of Allowance for Doubtful Accounts	3,487,094
Inventory	4,183,126
Prepaid Expenses and Other Assets	407,278
Total Current Assets	11,699,307

Plant and Equipment , Net of Accumulated Depreciation	4,648,007

Long-Term Assets
Goodwill	6,963,796
Due from Related Party	401,002
Other Long-Term Assets	287,220
Total Long-Term Assets	7,652,018

Total Assets	$23,999,332

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$1,410,354
Accounts Payable	824,002
Accrued Payroll and Related Liabilities	574,171
Other Accrued Expenses	121,597
Due to Related Party	300,425
Unearned Mold Income	108,202
Total Current Liabilities	3,338,751

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	5,767,378
Total Long-Term Liabilities	5,767,378

Minority Shareholders' Interests	1,031,131

Members' Equity	13,862,072

Total Liabilities and Members' Equity	$23,999,332

See accompanying notes and accountants’ review report.

Quadrant Metals Technologies LLC

Consolidated Statement of Income

For the 9 Months Ended March 31, 2012 (unaudited)

Revenues
Sales	$23,084,733
Interest Income	22,773
Other Income	145,556
Total Revenues	23,253,062

Cost and Expenses
Cost of Sales	13,674,058
Selling, General and Administrative Expenses	5,381,620
Interest Expense	372,143
Loss on Disposal of Asset	26,964
Total Cost and Expenses	19,454,785

Earnings Before Minority Interest	3,798,277

Minority Interest	(228,841)

Net Income	$3,569,436

See accompanying notes and accountants’ review report.

Quadrant Metals Technologies LLC

Consolidated Statement of Members' Equity

For the 9 Months Ended March 31, 2012 (unaudited)

Balance, June 30, 2011	$11,996,471

Payments on Notes Receivable	302,770

Recall of Share Options	(10,407)

Earnings Before Minority Interest	3,798,277

Distributions	(1,203,507)

Balance, March 31, 2012	$14,893,203

Total Equity Reported on Balance Sheets:

Minority Shareholders' Interests	$1,031,131

Members' Equity	13,862,072

$14,893,203

See accompanying notes and accountants’ review report.

Quadrant Metals Technologies LLC

Consolidated Statement of Cash Flows

For the 9 Months Ended March 31, 2012 (unaudited)

Cash Flows from Operating Activities
Earnings Before Minority Interest	$3,798,277
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation and Amortization	616,728
Loss on Disposal of Assets	26,964
Deferred Rent Expense	(5,642)
(Increase) Decrease in Assets
Accounts Receivable	(6,916)
Due from Related Party	(297,553)
Inventory	174,685
Prepaid Expenses and Other Assets	310,028
Increase (Decrease) in Liabilities
Accounts Payable	61,581
Accrued Payroll and Related Liabilities	70,207
Other Accrued Expenses	(45,041)
Due to Related Party	85,605
Unearned Mold Income	(88,912)
Net Cash Provided by Operating Activities	4,700,011

Cash Flows from Investing Activities
Purchase of Goodwill	(129,303)
Loan to Related Party	(250,666)
Investment in Plant and Equipment	(631,022)
Net Cash Used by Investing Activites	(1,010,991)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	2,041,270
Payments on Long-Term Debt	(2,919,180)
Loan and Organizational Costs	(28,002)
Proceeds from Exercise of Share Options	312,369
Payment on Recalled Share Options	(10,407)
Proceeds from Sale of Membership Units	294,698
Purchase of Membership Units	(294,698)
Distributions to Members	(1,203,506)
Net Cash Used in Financing Activities	(1,807,456)

Net Increase (Decrease) in Cash and Cash Equivalents	1,881,564

Cash and Cash Equivalents, Beginning of Year	1,740,245

Cash and Cash Equivalents, End of Period	$3,621,809

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$372,143

Non-Cash Financing Activity
Membership units of FloMet LLC were contributed to the Company	$1,622,167

See accompanying notes and accountants’ review report.

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company is a limited liability company organized on March 1, 2011 under the laws of the State of Delaware. The Company serves as a holding company that owns a majority interest in several manufacturing businesses (FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC, and Tubefit LLC). The Company has 40,000 membership units authorized and 38,943 membership units issued and outstanding.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its majority owned subsidiaries for the 9 months ending March 31, 2012. All intercompany balances and transactions have been eliminated upon consolidation.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company places its cash with high credit quality financial institutions and does not believe it is exposed to any significant credit risk on cash and cash equivalents. At times, cash in bank may exceed FDIC insurable limits.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimates this amount based upon prior experience with customers and an analysis of individual trade accounts at March 31, 2012. An allowance for doubtful accounts of $88,592 has been reserved as of March 31, 2012.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower cost or market (standard cost approximating purchase price) basis. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues. An allowance for inventory obsolescence of $164,213 has been reserved as of March 31, 2012.

Investments

The Company uses the equity method for accounting for its investments in closely held businesses. In applying the equity method, the Company records its initial investment at cost and subsequently increases or decreases the carrying amount of the investment by its proportionate share of the net earning or losses and other income of the investee. Equity distributions are recorded as reductions in the carrying value of the investment.

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that was acquired in prior periods for impairment and has determined that goodwill and other intangibles are not impaired.

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of March 31, 2012, the Company had $108,202 of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of March 31, 2012, the Company has incurred costs of $105,097 related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the 9 month period ended March 31, 2012, the Company incurred $634,646 for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, notes and accounts receivable, accrued liabilities, and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members’ income tax returns.

The Company’s income tax returns are subject to review and examination by federal, state and local authorities. The tax return for the year ending June 30, 2011 is open to examination by federal and state authorities.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company’s accounting policy is to exclude these taxes from revenues and cost of sales.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the 9 month period ended March 31, 2012 was $67,293.

Date of Management’s Review

Subsequent events have been evaluated through June 6, 2012, which is the date the financial statements were available to be issued.

NOTE B - INVENTORY

Inventories, net at March 31, 2012 consisted of the following:

Raw Materials and Supplies	$1,341,128
Work In Process	1,014,243
Finished Goods	1,991,968
Reserve for Obsolescence	(164,213)

$4,183,126

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE C – PLANT AND EQUIPMENT

Plant and equipment at March 31, 2012 consisted of the following:

Building and Improvements	$2,091,773
Machinery and Equipment	8,472,625
Leasehold Improvements	44,346
Vehicles	147,283
Construction in Process	448,347
11,204,374
Less: Accumulated Depreciation	6,556,367

$4,648,007

NOTE D – LONG-TERM DEBT

Long-term debt payable at March 31, 2012, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 6.5%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$769,444

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $33,075 with interest at 4.75%; balance due December, 2015.	1,359,043

Note payable to bank; collateralized by equipment, inventory and accounts receivable; payable in interest only payments at 5.95% until December 2012, followed by monthly principal and interest payments of 11,586 with interest at 5.95% beginning December 2012; balance due November 2017.	600,000

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $58,000 with interest at 5.95%; balance due March, 2016.	2,471,374

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $17,572 with interest at 5.95%; balance due March, 2016.	749,939

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $28,772 with interest at 5.95%; balance due March, 2016.	1,227,932

Total Long-Term Debt	7,177,732

Less: Current Portion	(1,410,354)

Total Long-Term Debt Less Current Portion	$5,767,378

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE D – LONG-TERM DEBT (continued)

Maturities on notes payable at March 31, 2012, are as follows:

2013	$1,410,354
2014	1,603,536
2015	1,698,689
2016	1,704,379
2017	265,863
2018 – 2022	494,911

$7,177,732

NOTE E – UNUSED LINES OF CREDIT

The Company has an available line of credit of up to $750,000, due November, 2012, bearing interest at 5.00%, which is collateralized by accounts receivable and inventory and an equipment line of credit of up to $1,000,000 due November 2012, bearing interest at 5.00% which is collateralized by equipment. At March 31, 2012, the outstanding balance on the line of credit was $0.

The Company has an available line of credit of up to $250,000, due February, 2013, bearing interest at 5.5%, which is collateralized by inventory, accounts receivable, and contract rights of the Company. At March 31, 2012, the outstanding balance on the line of credit was $0.

NOTE F - BENEFIT PLANS

401(k) Plan

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. Currently, the match is 100% of employee contributions up to 5% of the employee’s compensation. The amount charged to expense under the Plan was $138,572 for the 9 months ended March 31, 2012.

Profit Sharing Plan

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan. The Company’s contributions are based on amounts established at the discretion of the Board. For the 9 months ended March 31, 2012 expense of $469,448 was accrued or paid to eligible employees.

NOTE G - COMMITMENTS

The Company leases land and facilities under various noncancellable operating lease agreements expiring through October 31, 2014 but contain various renewal options.

The Company leases a copy machine under a noncancellable operating lease agreement expiring on August 31, 2013.

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE G – COMMITMENTS (continued)

At March 31, 2012, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2013	$186,250
2014	111,690
2015	58,465

$356,405

Rent expenses were $228,051 for the 9 months ended March 31, 2012.

NOTE H – FLOMET SHARE OPTION PLAN

During April 2006, the Board adopted its 2006 incentive share option plan (the 2006 Plan) to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who are key to the Company. The Company reserved 390 of its authorized shares to be subject to option.

Under the 2006 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company’s earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months multiplied by a fraction, the numerator of which shall be the number of shares subject to the option and the denominator of which shall be the number of outstanding shares on the date the option was granted.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

As of March 31, 2012, 390 share options have been granted and exercised under the 2006 Plan.

At March 31, 2012 the balance of notes receivable related to the financed option purchase was $302,770. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $115,000.

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE I – TEKNA SEAL LLC SHARE OPTION PLANS

During 2006, the Company adopted a Unit Option Plan. Under the plan, the Company may grant options to its key employees for up to 502 units of ownership. The exercise price of each option equals the Company’s fair value on the date of grant and an option’s maximum term is five years. Vesting periods range from immediate to five years from the date of grant. Compensation costs relating to share-based payment transactions occurring prior to July 1, 2006 are recognized in the financial statements using the intrinsic value method, whereas compensation expense is recognized as the difference between the fair value of the Company and the exercise price. For the 9 months ended March 31, 2012 the Company recognized $-0- of compensation expense for unit options.

NOTE J – RELATED PARTY TRANSACTIONS

During 2011, FloMet LLC hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership as FloMet LLC. As of March 31, 2012, the company owed $50,000 to Quadrant Management Inc.

During the 9 months ending March 31, 2012, FloMet LLC redeemed membership units owned by certain members and sold them to Quadrant Management, Inc. Quadrant Management Inc. has similar majority ownership as FloMet LLC. The total purchase/selling price of the membership units was $392,931. The total amount receivable from Quadrant Management, Inc. as of March 31, 2012 was $98,232. The total amount due to the former members as of March 31, 2012 was $98,233.

During the 9 months ending March 31, 2012, FloMet LLC loaned its president $302,770. The balance due to FloMet LLC as of March 31, 2012 was $302,770.

General Flange & Forge LLC hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership as General Flange & Forge LLC. The Company incurred $200,000 in fees during the year ending June 30, 2011. As of March 31, 2012, the Company owed $125,000 to Quadrant Management Inc.

During the 9 months ending March 31, 2012 Quadrant Metals Technologies owed its members $27,192 for state income tax withheld on membership distributions.

Quadrant Metals Technologies LLC

Consolidating Balance Sheets

March 31, 2012 (unaudited)

	Quadrant							Consolidated
	Metals		General Flange	Tekna			Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Technologies LLC
Assets

Current Assets
Cash and Cash Equivalents	$42,755	$2,167,798	$416,440	$992,282	$2,534	$3,621,809	$-	$3,621,809
Accounts Receivable, Net of Allowance for Doubtful Accounts	-	1,803,558	1,017,728	498,088	227,132	3,546,506	(59,412)	3,487,094
Due from Related Party	154,000	228,461	606,170	-	-	988,631	(988,631)	-
Inventory	-	1,743,268	1,598,761	447,638	393,459	4,183,126	-	4,183,126
Prepaid Expenses and Other Assets	-	245,044	38,931	46,093	77,210	407,278	-	407,278
Total Current Assets	196,755	6,188,129	3,678,030	1,984,101	700,335	12,747,350	(1,048,043)	11,699,307

Plant and Equipment , Net of Accumulated Depreciation	-	3,919,692	498,287	187,686	42,342	4,648,007	-	4,648,007

Long-Term Assets
Goodwill	-	1,749,657	1,711,763	3,373,437	128,939	6,963,796	-	6,963,796
Due from Related Party	-	401,002	-	152,845	-	553,847	(152,845)	401,002
Investment in General Flange & Forge LLC	2,792,844	-	-	-	-	2,792,844	(2,792,844)	-
Investment in Tekna Seal LLC	4,799,778	-	-	-	-	4,799,778	(4,799,778)	-
Investment in FloMet LLC	9,273,872	-	-	-	-	9,273,872	(9,273,872)	-
Invesment in Tubefit LLC	(110,299)	-	-	-	-	(110,299)	110,299	-
Other Long-Term Assets	46,280	36,958	154,770	27,086	22,126	287,220	-	287,220
Total Long-Term Assets	16,802,475	2,187,617	1,866,533	3,553,368	151,065	24,561,058	(16,909,040)	7,652,018

Total Assets	$16,999,230	$12,295,438	$6,042,850	$5,725,155	$893,742	$41,956,415	$(17,957,083)	$23,999,332

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$410,734	$402,692	$562,228	$-	$34,700	$1,410,354	$-	$1,410,354
Accounts Payable	9,122	413,251	191,964	188,107	80,970	883,414	(59,412)	824,002
Accrued Payroll and Related Liabilities	-	396,989	128,799	44,895	3,488	574,171	-	574,171
Other Accrued Expenses	-	121,597	-	-	-	121,597	-	121,597
Due to Related Party	180,996	148,233	147,553	-	177,950	654,732	(354,307)	300,425
Unearned Mold Income	-	108,202	-	-	-	108,202	-	108,202
Total Current Liabilities	600,852	1,590,964	1,030,544	233,002	297,108	3,752,470	(413,719)	3,338,751

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	1,567,137	1,725,795	1,909,146	-	565,300	5,767,378	-	5,767,378
Due to Related Party	633,169	-	-	-	154,000	787,169	(787,169)	-
Total Long-Term Liabilities	2,200,306	1,725,795	1,909,146	-	719,300	6,554,547	(787,169)	5,767,378

Minority Shareholders' Interests	-	391,470	310,316	341,612	(12,267)	1,031,131	-	1,031,131

Members' Equity	14,198,072	8,587,209	2,792,844	5,150,541	(110,399)	30,618,267	(16,756,195)	13,862,072

Total Liabilities and Members' Equity	$16,999,230	$12,295,438	$6,042,850	$5,725,155	$893,742	$41,956,415	$(17,957,083)	$23,999,332

See accountant's report.

Quadrant Metals Technologies LLC

Consolidating Statements of Income

For the 9 Months Ended March 31, 2012 (unaudited)

	Quadrant							Consolidated
	Metals		General Flange	Tekna			Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Technologies LLC

Revenues
Sales	$-	$13,077,931	$6,079,016	$3,621,679	$365,519	$23,144,145	$(59,412)	$23,084,733
Income from General Flange & Forge LLC	566,669	-	-	-	-	566,669	(566,669)	-
Income from Tekna Seal LLC	786,782	-	-	-	-	786,782	(786,782)	-
Income from FloMet LLC	2,765,237	-	-	-	-	2,765,237	(2,765,237)	-
Income from Tubefit LLC	(111,299)	-	-	-	-	(111,299)	111,299	-
Interest Income	-	11,847	6,635	4,291	-	22,773	-	22,773
Other Income	4,776	140,780	-	-	-	145,556	-	145,556
Total Revenues	4,012,165	13,230,558	6,085,651	3,625,970	365,519	27,319,863	(4,066,801)	23,253,062

Cost and Expenses
Cost of Sales	-	7,471,272	4,028,670	1,900,189	333,339	13,733,470	(59,412)	13,674,058
Selling, General and Administrative Expenses	336,524	2,742,517	1,277,947	886,816	137,816	5,381,620	-	5,381,620
Interest Expense	106,204	125,471	122,438	-	18,030	372,143	-	372,143
Loss on Disposal of Asset	-	-	26,964	-	-	26,964	-	26,964
Total Cost and Expenses	442,728	10,339,260	5,456,019	2,787,005	489,185	19,514,197	(59,412)	19,454,785

Earnings Before Minority Interest	3,569,437	2,891,298	629,632	838,965	(123,666)	7,805,666	(4,007,389)	3,798,277

Minority Interest	-	(126,061)	(62,963)	(52,184)	12,367	(228,841)	-	(228,841)

Net Income	$3,569,437	$2,765,237	$566,669	$786,781	$(111,299)	$7,576,825	$(4,007,389)	$3,569,436

See accountant's report.

Quadrant Metals Technologies LLC

Consolidating Statements of Members' Equity

For the 9 Months Ended March 31, 2012 (unaudited)

	Members' Equity
	Quadrant		General				Less:
	Metals		Flange &	Tekna			Intercompany	Consolidated
	Technologies LLC	FloMet LLC	Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Total

Balance, June 30, 2011	$10,060,501	$6,496,947	$2,473,528	$5,184,045	$-	$24,215,021	$(12,347,928)	$11,867,093

Capital Contribution	1,622,167	-	-	-	1,000	1,623,167	(1,623,167)	-

Payments on Notes Receivable	-	-	-	-	-	-	-	-

Recall of Share Options	-	-	-	-	-	-	-	-

Payment and Exercise of Share Options Issued	-	431,340	-	-	-	431,340	-	431,340

Earnings Before Minority Interest	3,569,437	2,891,298	629,632	838,965	(123,666)	7,805,666	(4,007,389)	3,798,277

Distributions	(1,054,033)	(840,906)	-	(530,857)	-	(2,425,796)	1,222,289	(1,203,507)

Balance, March 31, 2012	$14,198,072	$8,978,679	$3,103,160	$5,492,153	$(122,666)	$31,649,398	$(16,756,195)	$14,893,203

	Share Options
	Quadrant		General				Less:
	Metals		Flange &	Tekna			Intercompany	Consolidated
	Technologies LLC	FloMet LLC	Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Total

Balance, June 30, 2011	$-	$138,977	$-	$(9,599)	$-	$129,378	$-	$129,378

Capital Contribution	-	-	-	-	-	-	-	-

Payments on Notes Receivable	-	302,770	-	-	-	302,770	-	302,770

Recall of Share Options	-	(10,407)	-	-	-	(10,407)	-	(10,407)

Payment and Exercise of Share Options Issued	-	(431,340)	-	9,599	-	(421,741)	-	(421,741)

Earnings Before Minority Interest	-	-	-	-	-	-	-	-

Distributions	-	-	-	-	-	-	-	-

Balance, March 31, 2012	$-	$-	$-	$-	$-	$-	$-	$-

	Total
	Quadrant		General				Less:
	Metals		Flange &	Tekna			Intercompany
	Technologies LLC	FloMet LLC	Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Total

Balance, June 30, 2011	$10,060,501	$6,635,924	$2,473,528	$5,174,446	$-	$24,344,399	$(12,347,928)	$11,996,471

Capital Contribution	1,622,167	-	-	-	1,000	1,623,167	(1,623,167)	-

Payments on Notes Receivable	-	302,770	-	-	-	302,770	-	302,770

Recall of Share Options	-	(10,407)	-	-	-	(10,407)	-	(10,407)

Payment and Exercise of Share Options Issued	-	-	-	9,599	-	9,599	-	9,599

Earnings Before Minority Interest	3,569,437	2,891,298	629,632	838,965	(123,666)	7,805,666	(4,007,389)	3,798,277

Distributions	(1,054,033)	(840,906)	-	(530,857)	-	(2,425,796)	1,222,289	(1,203,507)

Balance, March 31, 2012	$14,198,072	$8,978,679	$3,103,160	$5,492,153	$(122,666)	$31,649,398	$(16,756,195)	$14,893,203

Total Equity Reported on Balance Sheets:

Minority Shareholders' Interests	$-	$391,470	$310,316	$341,612	$(12,267)	$1,031,131	$-	$1,031,131

Members' Equity	14,198,072	8,587,209	2,792,844	5,150,541	(110,399)	30,618,267	(16,756,195)	13,862,072

	$14,198,072	$8,978,679	$3,103,160	$5,492,153	$(122,666)	$31,649,398	$(16,756,195)	$14,893,203

See accountant's report.

Quadrant Metals Technologies LLC

Consolidating Statements of Cash Flows

For the 9 Months Ended March 31, 2012 (unaudited)

	Quadrant							Consolidated
	Metals		General Flange	Tekna			Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Technologies LLC

Cash Flows from Operating Activities
Earnings Before Minority Interest	$3,569,437	$2,891,298	$629,632	$838,965	$(123,666)	$7,805,666	$(4,007,389)	$3,798,277
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation and Amortization	8,425	454,377	96,891	51,500	5,535	616,728	-	616,728
Loss on Disposal of Asset	-	-	26,964	-	-	26,964	-	26,964
Income from General Flange & Forge LLC	(566,669)	-	-	-	-	(566,669)	566,669	-
Income from Tekna Seal LLC	(786,782)	-	-	-	-	(786,782)	786,782	-
Income from FloMet LLC	(2,765,237)	-	-	-	-	(2,765,237)	2,765,237	-
Income from Tubefit LLC	111,299	-	-	-	-	111,299	(111,299)	-
Deferred Rent Expense	-	-	-	(5,642)	-	(5,642)	-	(5,642)
(Increase) Decrease in Assets
Accounts Receivable	-	151,238	(117,627)	186,605	(227,132)	(6,916)	-	(6,916)
Due from Related Party	(154,000)	(145,914)	-	-	-	(299,914)	2,361	(297,553)
Inventory	-	80,829	507,913	(20,598)	(393,459)	174,685	-	174,685
Prepaid Expenses and Other Assets	-	369,183	(24,407)	50,575	(85,323)	310,028	-	310,028
Increase (Decrease) in Liabilities
Accounts Payable	9,122	4,252	42,351	(75,114)	80,970	61,581	-	61,581
Accrued Payroll and Related Liabilities	-	66,786	87,492	(87,559)	3,488	70,207	-	70,207
Other Accrued Expenses	(11,561)	(33,480)	-	-	-	(45,041)	-	(45,041)
Due to Related Party	156,278	(100,000)	(110,481)	(11,831)	331,950	265,916	(180,311)	85,605
Unearned Mold Income	-	(88,912)	-	-	-	(88,912)	-	(88,912)
Net Cash Provided by Operating Activities	(429,688)	3,649,657	1,138,728	926,901	(407,637)	4,877,961	(177,950)	4,700,011

Cash Flows from Investing Activities
Purchase of Goodwill	-	(364)	-	-	(128,939)	(129,303)	-	(129,303)
Loan to Related Party	-	(302,770)	(581,170)	(152,845)	-	(1,036,785)	786,119	(250,666)
Loan from Related Party	608,169	-	-	-	-	608,169	(608,169)	-
Investment in Plant and Equipment	-	(466,587)	(34,200)	(86,563)	(43,672)	(631,022)	-	(631,022)
Investment in Subsidiary	(1,000)	-	-	-	-	(1,000)	1,000	-
Distributions from Subsidiary Companies	1,222,290	-	-	-	-	1,222,290	(1,222,290)	-
Net Cash Used by Investing Activites	1,829,459	(769,721)	(615,370)	(239,408)	(172,611)	32,349	(1,043,340)	(1,010,991)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	-	1,441,270	-	-	600,000	2,041,270	-	2,041,270
Payments on Long-Term Debt	(353,843)	(2,165,765)	(399,572)	-	-	(2,919,180)	-	(2,919,180)
Loan and Organizational Costs	-	(9,784)	-	-	(18,218)	(28,002)	-	(28,002)
Initial Capitalization	-	-	-	-	1,000	1,000	(1,000)	-
Proceeds from Exercise of Share Options	-	302,770	-	9,599	-	312,369	-	312,369
Receipt on Unit Subscriptions Receivable	-	-	-	-	-	-	-	-
Payment on Recalled Share Options	-	(10,407)	-	-	-	(10,407)	-	(10,407)
Proceeds from Sale of Membership Units	-	294,698	-	-	-	294,698	-	294,698
Purchase of Membership Units	-	(294,698)	-	-	-	(294,698)	-	(294,698)
Distributions to Members	(1,054,033)	(840,906)	-	(530,857)	-	(2,425,796)	1,222,290	(1,203,506)
Net Cash Used in Financing Activities	(1,407,876)	(1,282,822)	(399,572)	(521,258)	582,782	(3,028,746)	1,221,290	(1,807,456)

Net Increase (Decrease) in Cash and Cash Equivalents	(8,105)	1,597,114	123,786	166,235	2,534	1,881,564	-	1,881,564

Cash and Cash Equivalents, Beginning of Year	50,860	570,684	292,654	826,047	-	1,740,245	-	1,740,245

Cash and Cash Equivalents, End of Period	$42,755	$2,167,798	$416,440	$992,282	$2,534	$3,621,809	$-	$3,621,809

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$106,204	$125,471	$122,438	$-	$18,030	$372,143	$-	$372,143

Non-Cash Financing Activity
Membership units of FloMet LLC were contributed to the Company	$1,622,167	$-	$-	$-	$-	$1,622,167	$-	$1,622,167

See accountant's report.

Quadrant Metals Technologies LLC

Audited Financial Statements

Period Ending June 30, 2011

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

James H. Dreggors, CPA	1006 N. Woodland Boulevard	Members:
Ann J. Rigsby, CPA/PFS/CFP™	DeLand, Florida 32720	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-3398	Certified Public Accountants
Ronald J. Cantlay, CPA/CFP™	Telephone: 386-734-9441	Florida Institute of Certified Public
Robin C. Lennon, CPA	Fax: 386-738-5351	Accountants
John A. Powers, CPA	E-mail: drtcpa@drtcpa.com	The Financial Planning Association
Charles E. Riley, CPA	Web: drtcpa.com	the CPAlliance.. network

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated May 10, 2012 relating to our audit of the financial statements of Quadrant Metals Technologies LLC for the period ending June 30, 2011.

DeLand, Florida

July 2, 2012

“Providing valued financial services for your personal and business needs."

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:
Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants
Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants
John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association
Charles E. Riley, CPA	INDEPENDENT AUDITORS' REPORT	the CPAllianceTM network

To the Members

Quadrant Metals Technologies LLC

We have audited the accompanying consolidated balance sheet of Quadrant Metals Technologies LLC and subsidiaries as of June 30, 2011, and the related consolidated statements of income, members' equity, and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Tekna Seal LLC, a majority owned subsidiary, which statements reflect total assets and revenues constituting 25 percent and 26 percent, respectively of the related consolidated totals. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Tekna Seal LLC, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Quadrant Metals Technologies LLC and subsidiaries as of June 30, 2011, and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

Dreggors, Rigsby & Teal, P.A.

August 17, 2011, except for Significant Business Acquisitions section of Note A, as to which the date is May 10, 2012

"Providing valued financial services for your personal and business needs."

Quadrant Metals Technologies LLC

Consolidated Balance Sheet

June 30, 2011 (audited)

Assets

Current Assets
Cash and Cash Equivalents	$1,740,245
Accounts Receivable, Net of Allowance for Doubtful Accounts	3,539,590
Due from Member	6,572
Inventories	4,357,811
Prepaid Expenses and Other Assets	715,204
Total Current Assets	10,359,422

Plant and Equipment, Net of Accumulated Depreciation	4,597,986

Long-Term Assets
Goodwill	6,834,493
Other Long-Term Assets	324,009
Total Long-Term Assets	7,158,502

Total Assets	$22,115,910

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$1,452,330
Line of Credit Payable	700,000
Accounts Payable	1,074,055
Accrued Payroll and Related Liabilities	503,964
Other Accrued Expenses	166,638
Due to Related Party	116,385
Unearned Mold Income	197,114
Total Current Liabilities	4,210,486

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	5,903,312
Deferred Rent	5,642
Total Long-Term Liabilities	5,908,954

Minority Shareholders' Interests	2,017,636

Members' Equity	9,978,834

Total Liabilities and Members' Equity	$22,115,910

See accompanying notes and accountant’s report.

Quadrant Metals Technologies LLC

Consolidated Statement of Income

For the Period Ended June 30, 2011 (audited)

Revenues
Sales	$20,390,763
Interest Income	11,293
Other Income	14,091
Total Revenues	20,416,147

Cost and Expenses
Cost of Sales	12,843,216
Selling, General and Administrative Expenses	4,589,812
Interest Expense	272,291
Total Cost and Expenses	17,705,319

Earnings Before Minority Interest	2,710,828

Minority Interest	(2,604,630)

Net Income	$106,198

See accompanying notes and accountant’s report.

Quadrant Metals Technologies LLC

Consolidated Statement of Members’ Equity

For the Period Ended June 30, 2011 (audited)

Balance, June 30, 2010	$11,000,562

Initial Capitalization	250,000

Payments on Notes Receivable	43,163

Earnings Before Minority Interest	2,710,828

Distributions	(2,008,083)

Balance, June 30, 2011	$11,996,470

Total Equity Reported on Balance Sheets:

Minority Shareholders' Interests	$2,017,636

Members' Equity	9,978,834

$11,996,470

See accompanying notes and accountant’s report.

Quadrant Metals Technologies LLC

Consolidated Statement of Cash Flows

For the Period Ended June 30, 2011 (audited)

Cash Flows from Operating Activities
Earnings Before Minority Interest	$2,710,828
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation and Amortization	638,220
Deferred Rent Expense	(641)
(Increase) Decrease in Assets
Accounts Receivable	(1,596,822)
Due from Related Party	(92,353)
Due from Member	1,172
Inventory	(2,692,264)
Prepaid Expenses and Other Assets	(222,490)
Other Long-Term Assets	(213,765)
Increase (Decrease) in Liabilities
Accounts Payable	491,066
Other Accrued Expenses	204,579
Due to Related Party	199,718
Unearned Mold Income	92,253
Net Cash Provided by Operating Activities	(480,499)

Cash Flows from Investing Activities
Purchase of Goodwill	(3,461,056)
Investment in General Flange & Forge LLC	(2,250,000)
Investment in Plant and Equipment	(1,420,020)
Net Cash Used by Investing Activities	(7,131,076)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	6,810,475
Loan Costs on Issuance of Long-Term Debt	(54,980)
Payments on Long-Term Debt	(760,376)
Proceeds from Member Shares Issued	2,543,162
Distributions to Members	(2,008,083)
Net Cash Used in Financing Activities	6,530,198

Net Increase (Decrease) in Cash and Cash Equivalents	(1,081,377)

Cash and Cash Equivalents, Beginning of Year	2,821,622

Cash and Cash Equivalents, End of Year	$1,740,245

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$260,813

Non-Cash Financing Activity
Membership units of Tekna Seal LLC were contributed to the Company	$4,459,227
Membership units of FloMet LLC were contributed to the Company	$5,655,740

See accompanying notes and accountant’s report.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company is a limited liability company organized on March 1, 2011 under the laws of the State of Delaware. The Company serves as a holding company that owns a majority interest in several manufacturing businesses (FloMet LLC, Tekna Seal LLC, and General Flange & Forge LLC). The Company has 35,000 membership units authorized and 32,832 membership units issued and outstanding.

Significant Business Acquisitions

The Company acquired a 90% ownership of General Flange & Forge LLC on March 1, 2011 with an initial cash investment in General Flange and Forge LLC of $2,250,000. General Flange & Forge LLC began business on March 1, 2011. With the initial cash investments of its shareholders and a bank loan, General Flange & Forge LLC purchased assets and assumed liabilities of General Flange & Forge, Inc. for $5,506,829 on April 18, 2011. The allocation of the purchase price of General Flange & Forge, Inc. is as follows:

Cash	$326,403
Accounts Receivable	933,110
Inventory	2,112,407
Fixed Assets	572,620
Other Assets	15,750
Goodwill	1,711,380
Accounts Payable	(164,841)

General Flange & Forge LLC manufactures domestic flanges in carbon steel, stainless steel and alloys. All activity for General Flange and Forge LLC has been reflected in the consolidated statement of income.

The Company acquired an 85.0346% ownership of Tekna Seal LLC on May 1, 2011 by exchanging membership units of Quadrant Metals Technologies LLC for membership units of Tekna Seal LLC that were originally owned by the members of Quadrant Metals Technologies LLC. The investment in Tekna Seal LLC has been recorded on the books of Quadrant Metals Technologies LLC at the Tekna Seal LLC book value. Tekna Seal LLC manufactures hermetic glass-to-metal components to meet customer specifications. The annual activity of Tekna Seal LLC is reflected in the consolidated statement of income with the activity occurring prior to acquisition listed as a part of the "Minority Interest" allocation.

The Company acquired an 84.99% ownership of FloMet LLC on June 30, 2011 by exchanging membership units of Quadrant Metals Technologies LLC for membership units of FloMet LLC that were originally owned by the members of Quadrant Metals Technologies LLC. The investment in FloMet LLC has been recorded on the books of Quadrant Metals Technologies LLC at the FloMet LLC book value. FloMet LLC manufactures component parts from metal powder, primarily stainless steel base, to customer specifications. Since the ownership changed at the end of the day on the last day of the fiscal year, no income and expense is attributed to the Company for the year ending June 30, 2011. The annual activity of FloMet LLC is reported in the financial statements as part of the "Minority Interest" allocation on the consolidated statement of income.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its majority owned subsidiaries for the year ending June 30, 2011. All intercompany balances and transactions have been eliminated upon consolidation.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company places its cash with high credit quality financial institutions and does not believe it is exposed to any significant credit risk on cash and cash equivalents. At times, cash in bank may exceed FDIC insurable limits.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The Company estimates its allowance for doubtful accounts based on length of time past due and ability to pay the obligation. An allowance for doubtful accounts of $69,092 has been reserved as of June 30, 2011.

Inventories

Inventories are stated at the lower of average cost or market value. It is the Company's practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage.

Investments

The Company uses the equity method for accounting for its investments in closely held businesses. In applying the equity method, the Company records its initial investment at cost and subsequently increases or decreases the carrying amount of the investment by its proportionate share of the net earning or losses and other income of the investee. Equity distributions are recorded as reductions in the carrying value of the investment.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of June 30, 2011, the Company had $197,114 of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of June 30, 2011, the Company has incurred costs of $105,600 related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the year ended June 30, 2011, the Company incurred $1,102,000 for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, notes and accounts receivable, accrued liabilities, and notes and accounts payable. It is management's opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

No provision for income taxes has been recorded in the financial statements as Members are required to report their share of the Company's earnings or losses in their respective income tax returns.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company's accounting policy is to exclude these taxes from revenues and cost of sales.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the year ended June 30, 2011 was approximately $131,567.

Date of Management's Review

Subsequent events have been evaluated through August 17, 2011, which is the date the financial statements were available to be issued.

NOTE B – ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the financial statements.

The Company has no policy requiring collateral or other security to support its accounts receivable, however, it is in possession of the customers' tools and the sales contract provides that title for the tool will transfer to the Company in the event of nonpayment.

During the year ended June 30, 2011, FloMet LLC, a majority owned subsidiary derived approximately 57 percent of its total net sales from three customers. At June 30, 2011, receivables totaling approximately $914,128 were from these three customers.

NOTE C – INVENTORY

Inventories, net at June 30, 2011 consisted of the following:

2011

Raw Materials and Supplies	$1,302,031
Work In Process	822,354
Finished Goods	2,213,407
Spare Parts	217,299
Reserve for Obsolescence	(197,280)

$4,357,811

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE D – PLANT AND EQUIPMENT

Plant and equipment at June 30, 2011 consisted of the following:

2011

Building and Improvements	$2,070,076
Machinery and Equipment	8,220,929
Leasehold Improvements	40,871
Vehicles	111,083
Construction in Process	160,392
10,603,351
Less: Accumulated Depreciation	6,005,365

$4,597,986

NOTE E – LONG-TERM DEBT

Long-term debt payable at June 30, 2011, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 7.49%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$810,830

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $24,027 with interest at 7.30%; balance due April 2012.	232,280

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $14,334 with interest at 7.50%; balance due December, 2014.	526,757

Note payable to bank with maximum draws of $500,000; collateralized by equipment; payable in interest only payments at 5.00% until January 2012, followed by principal and interest payments calculated based on the final loan draw at 6.50%; balance due December, 2015.	126,494

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of 10,362 with interest at 6.00%; balance due December, 2015.	456,621

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $58,000 with interest at 5.95%; balance due March, 2016.	2,870,946

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $17,572 with interest at 5.95%; balance due March, 2016.	884,108

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE E – LONG-TERM DEBT (continued)

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $28,772 with interest at 5.95%; balance due March, 2016.	1,447,606

Total Long-Term Debt	7,355,642

Less: Current Portion	(1,452,330)

Total Long-Term Debt Less Current Portion	$5,903,312

Maturities on notes payable at June 30, 2011, are as follows:

2012	$1,452,330
2013	1,360,768
2014	1,448,296
2015	1,453,803
2016	1,135,070
2017 – 2021	445,817
2022	59,558

$7,355,642

NOTE F – UNUSED LINES OF CREDIT

The Company has an available line of credit of up to $750,000, due November, 2011, bearing interest at 5.00%, which is collateralized by accounts receivable and inventory. At June 30, 2011, the outstanding balance on the line of credit was $700,000.

The Company has an available line of credit of up to $250,000, due February, 2013, bearing interest at 5.5%, which is collateralized by inventory, accounts receivable, and contract rights of the Company. At June 30, 2011, there was no outstanding balance on the line of credit.

NOTE G – RETIREMENT PLANS

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. The amount charged to expense under the Plan was $190,482 for the year ended June 30, 2011.

NOTE H – PROFIT SHARING CASH INCENTIVE PLAN

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan. The Company's contributions are based on amounts established at the discretion of the Board. The Company's contributions to this plan for the year ended June 30, 2011 were $232,121.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE I – COMMITMENTS

The Company leases land and facilities under noncancellable operating lease agreements expiring through October 31, 2014 but contain various renewal options.

The Company leases a copy machine under a noncancellable operating lease agreement expiring on August 31, 2013.

At June 30, 2011, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2012	$271,240
2013	143,996
2014	93,657
2015	33,600

$542,493

Rent expenses were $199,201 for the year ended June 30, 2011.

NOTE J – FLOMET LLC SHARE OPTION PLANS

2000 Share Option Plan

During July 2000, the Board adopted its 2000 incentive share option plan (the 2000 Plan) in order to attract and retain key managerial personnel. The Company reserved 658 of its authorized shares to be subject to option.

Under the 2000 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company's earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months, divided by the number of outstanding shares, as defined in the Plan, as of the date the option was granted.

As of June 30, 2011, the Company has granted options for 536 shares ranging from $788 to $2,890 per share. A total of 464 shares have been exercised. The options are exercisable, and vest, at varying rates as determined by the Board. The plan originally provided that the optionee had 180 days from the date the applicable portion of the option vested to exercise the option, or it expired. However, during 2004, the Company modified the 2000 Plan to extend each optionee's expiration dates by four years. The options also expire upon the optionee's termination of employment from the Company for any reason. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment. At June 30, 2011, the balance of notes receivable related to financed option purchases was $41,616. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE J – FLOMET LLC SHARE OPTION PLANS (continued)

If the optionee's employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent compounded annually. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

The following assumptions were made in estimating the minimum value for the initial 446 shares granted in July, 2000: risk free rate of 6.34% in 2000, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $96,000.

The following assumptions were made in estimating the minimum value for the additional 90 shares granted in November, 2008: risk free rate of $4.24% in 2008, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined in the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been $-0-.

2006 Share Option Plan

During April 2006, the Board adopted its 2006 incentive share option plan (the 2006 Plan) to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who are key to the Company. The Company reserved 390 of its authorized shares to be subject to option.

Under the 2006 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company's earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months multiplied by a fraction, the numerator of which shall be the number of shares subject to the option and the denominator of which shall be the number of outstanding shares on the date the option was granted.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

As of June 30, 2011, 390 share options have been granted under the 2006 Plan, of which 234 have been exercised, and 156 are exercisable. Options granted under the 2006 Plan vest on the following vesting schedule: (i) beginning on July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (ii) beginning on the date that is one year after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (iii) beginning on the date that is two years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE J – FLOMET LLC SHARE OPTION PLANS (continued)

such option; (iv) beginning on the date that is three years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (v) beginning on the date that is four years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option or it expires. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment.

At June 30, 2011 the balance of notes receivable related to financed option purchase was $189,905. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $69,000.

If the optionee's employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent of such purchase price multiplied by a fraction, the numerator of which shall be the number of days that the shares were held by the optionee and the denominator of which shall be 365. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

Additional Disclosures

Both the 2000 and 2006 Plans provide that in the event the Company is sold and remains a surviving entity, the Company shall give written notice of such transaction to holders of outstanding options at least fifteen days prior to the effective date of such transaction, and each such holder shall have the option of exercising his vested options prior to such transaction; provided, further, that to the extent that any such holder's options are not then fully vested pursuant to the terms of the Plan and the applicable option agreement, the unvested options of such holder that would otherwise vest in the future shall automatically vest and be exercisable upon the effective date of such notice.

NOTE K – TEKNA SEAL LLC SHARE OPTION PLANS

During 2006, the company adopted a Unit Option Plan. Under the plan, the company may grant options to its key employees for up to 502 units of ownership. The exercise price of each option equals the company's fair value on the date of grant and an options' maximum term is five years. Vesting periods range from immediate to five years from the date of grant. Compensation costs relating to share-based payments transactions occurring prior to July 1, 2006 are recognized in the financial statements using the intrinsic value method, whereas compensation expenses is recognized as the difference between the fair value of the company and the exercise price. For the year ended June 30, 2011, the company recognized $0 of compensation expense for unit options.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE L – RELATED PARTY TRANSACTIONS

During 2011, the Company hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership the Company. The Company incurred $400,000 in fees during the year ending June 30, 2011. As of June 30, 2011, the company owed $350,000 to Quadrant Management Inc.

Quadrant Metals Technologies LLC
Consolidating Balance Sheets
June 30, 2011 (audited)

	Quadrant						Consolidated
	Metals		General Flange	Tekna		Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Total	Eliminations	Technologies LLC
Asset s

Current Assets
Cash and Cash Equivalents	$50,860	$570,684	$292,654	$826,047	$1,740,245	$-	$1,740,245
Accounts Receivable, Net of Allowance for Doubtful Accounts	-	1,954,796	900,101	684,693	3,539,590	-	3,539,590
Due from Related Party	-	75,975	25,000	-	100,975	(100,975)	-
Due from Member	-	6,572	-	-	6,572	-	6,572
Inventories	-	1,824,097	2,106,674	427,040	4,357,811	-	4,357,811
Prepaid Expenses and Other Assets	-	604,012	14,524	96,668	715,204	-	715,204
Total Current Assets	50,860	5,036,136	3,338,953	2,034,448	10,460,397	(100,975)	10,359,422

Plant and Equipment, Net of Accumulated Depreciation	-	3,883,914	561,450	152,622	4,597,986	-	4,597,986

Long-Term Assets
Goodwill	-	1,749,293	1,711,763	3,373,437	6,834,493	-	6,834,493
Investment in General Flange & Forge LLC	2,226,175	-	-	-	2,226,175	(2,226,175)	-
Investment in Tekna Seal LLC	4,626,675	-	-	-	4,626,675	(4,626,675)	-
Investment in FloMet LLC	5,655,740	-	-	-	5,655,740	(5,655,740)	-
Other Long-Term Assets	54,705	60,956	181,262	27,086	324,009	-	324,009
Total Long-Term Assets	12,563,295	1,810,249	1,893,025	3,400,523	19,667,092	(12,508,590)	7,158,502

Total Assets	$12,614,155	$10,730,299	$5,793,428	$5,587,593	$34,725,475	$(12,609,565)	$22,115,910

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$426,774	$534,794	$490,762	$-	$1,452,330	$-	$1,452,330
Line of Credit Payable	-	700,000	-	-	700,000	-	700,000
Accounts Payable	-	408,999	407,647	257,409	1,074,055	-	1,074,055
Accrued Payroll and Related Liabilities	-	330,203	41,307	132,454	503,964	-	503,964
Other Accrued Expenses	11,561	155,077	-	-	166,638	-	166,638
Due to Related Party	49,718	150,000	-	17,642	217,360	(100,975)	116,385
Unearned Mold Income	-	197,114	-	-	197,114	-	197,114
Total Current Liabilities	488,053	2,476,187	939,716	407,505	4,311,461	(100,975)	4,210,486

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	1,904,940	1,618,188	2,380,184	-	5,903,312	-	5,903,312
Deferred Rent	-	-	-	5,642	5,642	-	5,642
Total Long-Term Liabilities	1,904,940	1,618,188	2,380,184	5,642	5,908,954	-	5,908,954

Minority Shareholders' Interests	-	995,906	247,353	774,377	2,017,636	-	2,017,636

Members' Equity	10,221,162	5,640,018	2,226,175	4,400,069	22,487,424	(12,508,590)	9,978,834

Total Liabilities and Members' Equity	$12,614,155	$10,730,299	$5,793,428	$5,587,593	$34,725,475	$(12,609,565)	$22,115,910

See accountant's report.

Quadrant Metals Technologies LLC
Consolidating Statements of Income
For the Period Ended June 30, 2011 (audited)

	Quadrant						Consolidated
	Metals		General Flange	Tekna		Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Total	Eliminations	Technologies LLC
Revenues
Sales	$-	$13,752,051	$1,389,900	$5,248,812	$20,390,763	$-	$20,390,763
Income from General Flange & Forge LLC	(23,825)	-	-	-	(23,825)	23,825	-
Income from Tekna Seal LLC	167,451	-	-	-	167,451	(167,451)	-
Interest Income	-	8,104	-	3,189	11,293	-	11,293
Other Income	-	-	2,257	11,834	14,091	-	14,091
Total Revenues	143,626	13,760,155	1,392,157	5,263,835	20,559,773	(143,626)	20,416,147

Cost and Expenses
Cost of Sales	-	9,324,358	914,481	2,604,377	12,843,216	-	12,843,216
Selling, General and Administrative Expenses	1,465	2,916,605	459,202	1,212,540	4,589,812	-	4,589,812
Interest Expense	35,963	191,382	44,946	-	272,291	-	272,291
Other Expenses	-	-	-	-	-	-	-
Total Cost and Expenses	37,428	12,432,345	1,418,629	3,816,917	17,705,319	-	17,705,319

Earnings Before Minority Interest	106,198	1,327,810	(26,472)	1,446,918	2,854,454	(143,626)	2,710,828

Minority Interest	-	(1,327,810)	2,647	(1,279,467)	(2,604,630)	-	(2,604,630)

Net Income	$106,198	$-	$(23,825)	$167,451	$249,824	$(143,626)	$106,198

See accountant's report.

Quadrant Metals Technologies LLC
Consolidating Statements of Members' Equity
For the Year Period June 30, 2011 (audited)

	Members' Equity							Share Options							Total
	Quadrant Metals Technologies LLC	FloMet LLC	General Flange & Forge LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Total	Quadrant Metals Technologies LLC	FloMct LLC	General Flange & Forage LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Total	Quadrant Metals Technologies LLC	FloMet LLC	General Flange & Forge LLC	Tekna Seal LLC		Total	Less: Intercompany Eliminations	Total
Balance, June 30, 2010	$-	$6,109,368	$-	$4,772,377	$10,881,745	$-	$10,881,745	$-	$131,614	$-	$(12,797)	$118,817	$-	$118,817	$-	$6,240,982	$-	$4,759,580		$11,000,562	$-	$11,000,562

Initial Capitalization	10,114,964	-	2,500,000	-	12,614,964	(12,364,964)	250,000	-	-	-	-	-	-	-	10,114,964	-	2,500,000	-		12,614,964	(12,364,964)	250,000

Issuance of Share Options	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		-	-	-

Payments on Notes Receivable	-	-	-	-	-	-	-	-	19,971	-	23,192	43,163	-	43,163	-	19,971	-	23,192		43,163	-	43,163

Payment and Exercise of Share Options Issued	-	12,608	-	19,994	32,602	-	32,602	-	(12,608)	-	(19,994)	(32,602)	-	(32,602)	-	-	-		-	-	-	-

Earnings Before Minority Interest	106,198	1,327,810	(26,472)	1,446,918	2,854,454	(143,626)	2,710,828	-	-	-	-	-	-	-	106,198	1,327,810	(26,472)	1,446,918		2,854,454	(143,626)	2,710,828

Distributions	-	(952,839)	-	(1,055,244)	(2,008,083)	-	(2,008,083)	-	-	-	-	-	-	-	-	(952,839)	-	(1,055,244)		(2,008,083)	-	(2,008,083)

Balance, June 30, 2011	$10,221,162	$6,496,947	$2,473,528	$5,184,045	$24,375,682	$(12,508,590)	$11,867,092	$-	$138,977	$-	$(9,599)	$129,378	$-	$129,378	$10,221,162	$6,635,924	$2,473,528	$5,174,446		$24,505,060	$(12,508,590)	$11,996,470

										Total Eqiuty Reported on Balance Sheets:					$-	$995,906	$247,353	$774,377		$2,017,636	$-	$2,017,636

										Minority Shareholders' Interests					10,221,162	5,640,018	2,226,175	4,400,069		22,487,424	(12,508,590)	9,978,834

										Members' Equity					$10,221,162	$6,635,924	$2,473,528	$5,174,446		$24,505,060	$(12,508,590)	$11,996,470

See accountant's report.

Quadrant Metals Technologies LLC
Consolidating Statements of Cash Flows
For the Period Ended June 30, 2011 (audited)

	Quadrant						Consolidated
	Metals		General Flange	Tekna		Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Total	Eliminations	Technologies LLC
Cash Flows from Operating Activities
Earnings Before Minority Interest	$106,198	$1,327,810	$(26,472)	$1,446,918	$2,854,454	$(143,626)	$2,710,828
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation and Amortization	1,460	546,370	26,553	63,837	638,220	-	638,220
Income from General Flange & Forge LLC	23,825	-	-	-	23,825	(23,825)	-
Income from Tekna Seal LLC	(167,451)	-	-	-	(167,451)	167,451	-
Deferred Rent Expense	-	-	-	(641)	(641)	-	(641)
(Increase) Decrease in Assets					-	-	-
Accounts Receivable	-	(643,038)	(900,101)	(53,683)	(1,596,822)	-	(1,596,822)
Due from Related Party	-	(67,353)	(25,000)	-	(92,353)	-	(92,353)
Due from Member	-	1,172	-	-	1,172	-	1,172
Inventory	-	(663,382)	(2,106,674)	77,792	(2,692,264)	-	(2,692,264)
Prepaid Expenses and Other Assets	-	(138,595)	(14,524)	(69,371)	(222,490)	-	(222,490)
Other Long-Term Assets	(24,721)	(23,956)	(165,088)	-	(213,765)	-	(213,765)
Increase (Decrease) in Liabilities					-	-	-
Accounts Payable	-	56,302	407,647	27,117	491,066	-	491,066
Other Accrued Expenses	11,561	90,089	41,307	61,622	204,579	-	204,579
Due to Related Party	49,718	150,000	-	-	199,718	-	199,718
Unearned Mold Income	-	92,253	-	-	92,253	-	92,253
Net Cash Provided by Operating Activities	590	727,672	(2,762,352)	1,553,591	(480,499)	-	(480,499)

Cash Flows from Investing Activities
Purchase of Goodwill	-	(1,749,293)	(1,711,763)	-	(3,461,056)	-	(3,461,056)
Investment in General Flange & Forge LLC	(2,250,000)	-	-	-	(2,250,000)	-	(2,250,000)
Investment in Plant and Equipment	-	(751,964)	(580,644)	(87,412)	(1,420,020)	-	(1,420,020)
Net Cash Used by Investing Activities	(2,250,000)	(2,501,257)	(2,292,407)	(87,412)	(7,131,076)	-	(7,131,076)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	2,400,000	1,410,475	3,000,000	-	6,810,475	-	6,810,475
Loan Costs on Issuance of Long-Term Debt	(31,447)	-	(23,533)	-	(54,980)	-	(54,980)
Payments on Long-Term Debt	(68,283)	(563,039)	(129,054)	-	(760,376)	-	(760,376)
Proceeds from Member Shares Issued	-	19,970	2,500,000	23,192	2,543,162	-	2,543,162
Distributions to Members	-	(952,839)	-	(1,055,244)	(2,008,083)	-	(2,008,083)
Net Cash Used in Financing Activities	2,300,270	(85,433)	5,347,413	(1,032,052)	6,530,198	-	6,530,198

Net Increase (Decrease) in Cash and Cash Equivalents	50,860	(1,859,018)	292,654	434,127	(1,081,377)	-	(1,081,377)

Cash and Cash Equivalents, Beginning of Year	-	2,429,702		391,920	2,821,622		2,821,622

Cash and Cash Equivalents, End of Year	$50,860	$570,684	$292,654	$826,047	$1,740,245	$-	$1,740,245

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$24,402	$191,465	$44,946	$-	$260,813	$-	$260,813

Non-Cash Financing Activity
Membership units of Tekna Seal LLC were contributed to the Company	$4,459,227	$-	$-	$-	$4,459,227	$-	$4,459,227
Membership units of FloMet LLC were contributed to the Company	$5,655,740	$-	$-	$-	$5,655,740	$-	$5,655,740

See accountant's report.

FloMet LLC

Reviewed Financial Statements

For the 9 Months Ended March 31, 2012 (unaudited)

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountants' Review Report

To the Members

FloMet LLC

DeLand, FL

We have reviewed the accompanying balance sheet of FloMet LLC as of March 31, 2012 and the related statements of income, members' equity and cash flows for the 9 months then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Dreggors, Rigsby & Teal, P.A.
Certified Public Accountants

May 31, 2012

"Providing valued financial services for your personal and business needs."

FloMet LLC

Balance Sheet

March 31, 2012 (unaudited)

Assets

Current Assets
Cash and Cash Equivalents	$2,167,798
Accounts Receivable, Net	1,803,558
Due from Related Party	228,461
Inventories, Net	1,743,268
Prepaid Expenses and Other Assets	245,044
Total Current Assets	6,188,129

Plant and Equipment , Net	3,919,692

Long-Term Assets
Due from Related Party	401,002
Goodwill	1,749,657
Other Long-Term Assets	36,958
Total Long-Term Assets	2,187,617

Total Assets	$12,295,438

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$402,692
Accounts Payable	413,251
Accrued Payroll and Related Liabilities	396,989
Other Accrued Expenses	121,597
Due to Related Party	148,233
Unearned Mold Income	108,202
Total Current Liabilities	1,590,964

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	1,725,795
Total Long-Term Liabilities	1,725,795

Members' Equity	8,978,679

Total Liabilities and Members' Equity	$12,295,438

See accompanying notes and accountant's review report.

FloMet LLC

Statements of Income

For the 9 Months Ended March 31, 2012 (unaudited)

Net Sales	$13,077,931

Cost of Sales	7,471,272

Gross Profit	5,606,659

Selling, General and Administrative Expenses	2,742,517

Income from Operations	2,864,142

Other Income (Expense)
Interest Income	11,847
Interest Expense	(125,471)
Other Income (Expense)	140,780
Total Other Income (Expense)	27,156

Net Income	$2,891,298

See accompanying notes and accountant's review report.

FloMet LLC

Statements of Members' Equity

For the 9 Months Ended March 31, 2012 (unaudited)

	Membership	Members'	Share	Notes
	Shares	Equity	Options	Receivable	Total

Balance, June 30, 2011	12,880	$6,496,947	$370,495	$(231,518)	$6,635,924

Issuance of Share Options	-	-	112,866	(112,866)	-

Payments on Notes Receivable	-	-	-	302,770	302,770

Recall of Share Options	-	-	(52,021)	41,614	(10,407)

Payment and Exercise of Share
Options Issued	390	431,340	(431,340)	-	-

Net Income	-	2,891,298	-	-	2,891,298

Distributions	-	(840,906)	-	-	(840,906)

Balance, March 31, 2012	13,270	$8,978,679	$-	$-	$8,978,679

Member Units, Par value $1 per Unit; 20,000 authorized, 13,270 issued and outstanding

See accompanying notes and accountant's review report.

FloMet LLC

Statement of Cash Flows

For the 9 Months Ended March 31, 2012 (unaudited)

Cash Flows from Operating Activities
Net Income	$2,891,298
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation	430,810
Amortization	23,567
(Increase) Decrease in Assets
Accounts Receivable	151,238
Due from Related Party	(145,914)
Inventory	80,829
Prepaid Expenses and Other Assets	369,183
Increase (Decrease) in Liabilities
Accounts Payable	4,252
Accrued Payroll and Related Liabilities	66,786
Other Accrued Expenses	(33,480)
Due to Related Party	(100,000)
Unearned Mold Income	(88,912)
Net Cash Provided by Operating Activities	3,649,657

Cash Flows from Investing Activities
Purchase of Goodwill	(364)
Loan to Related Party	(302,770)
Investment in Plant and Equipment	(466,587)
Net Cash Used by Investing Activites	(769,721)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	1,441,270
Payments on Long-Term Debt	(2,165,765)
Payment for Loan Costs	(9,784)
Proceeds from Exercise of Share Options	302,770
Payment on Recalled Share Options	(10,407)
Proceeds from Sale of Membership Units	294,698
Purchase of Membership Units	(294,698)
Distributions to Members	(840,906)
Net Cash Used in Financing Activities	(1,282,822)

Net Increase (Decrease) in Cash and Cash Equivalents	1,597,114

Cash and Cash Equivalents, Beginning of Year	570,684

Cash and Cash Equivalents, End of Period	$2,167,798

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$125,471

See accompanying notes and accountant's report.

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company is a limited liability company organized on September 28, 1998 under the laws of the State of Florida. The Company reorganized on June 30, 2011 under the laws of the State of Delaware. The Company manufactures component parts from metal powder, primarily stainless steel base, to customer specifications. Customers consist primarily of industrial original equipment manufacturers serving diverse markets including medical, orthodontic, and telecommunications.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. On March 31, 2012, the Company had demand deposits totaling $2,167,798 with a single bank. The cash is held in accounts that are covered by the FDIC up to $250,000.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimates this amount based upon prior experience with customers and an analysis of individual trade accounts at March 31, 2012. An allowance for doubtful accounts of $60,500 has been reserved as of March 31, 2012.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower cost or market (standard cost approximating purchase price) basis. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues. An allowance for inventory obsolescence of $126,208 has been reserved as of March 31, 2012.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that was acquired with the prior year purchase of the assets of Injectamax, Inc. for impairment and has determined that goodwill and other intangibles are not impaired.

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of March 31, 2012, the Company had $108,202 of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of March 31, 2012, the Company has incurred costs of $105,097 related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the 9 month period ended March 31, 2012, the Company incurred $634,646 for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company’s financial instruments consist of notes and accounts receivable and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members’ income tax returns.

The Company’s income tax returns are subject to review and examination by federal, state and local authorities. The tax returns for the years ending June 30, 2009 through June 30, 2011 are open to examination by federal and state authorities.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the 9 months ended March 31, 2012 was $38,811.

Date of Management’s Review

Subsequent events have been evaluated through May 31, 2012, which is the date the financial statements were available to be issued.

NOTE B - INVENTORY

Inventories, net at March 31, 2012 consisted of the following:

Raw Materials and Supplies	$490,179
Work In Process	969,952
Finished Goods	409,345
Reserve for Obsolescence	(126,208)

$1,743,268

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE C – PLANT AND EQUIPMENT

Plant and equipment at March 31, 2012 consisted of the following:

Building and Improvements	$2,091,773
Machinery and Equipment	6,421,525
Office Equipment	440,986
Software	18,849
Automobiles	36,200
Construction in Process	448,347
9,457,680
Less: Accumulated Depreciation	5,537,988

$3,919,692

Depreciation expense for the period ended March 31, 2012 was $430,810.

NOTE D – LONG-TERM DEBT

Long-term debt payable at March 31, 2012 consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 6.5%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$769,444

Note payable to bank; collateralized by building and equipment; due in monthly principal and interest payments of $33,075 with interest at 4.75%; balance due December 2015.	1,359,043

2,128,487
Less: Current Portion	(402,692)

Total Long-Term Debt Less Current Portion	$1,725,795

Maturities on notes payable at March 31, 2012 are as follows:

2013	$402,692
2014	423,652
2015	445,721
2016	369,363
2017	82,799
2018 – 2022	404,260

$2,128,487

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE E –LINES OF CREDIT

The Company has an operating line of credit of up to $750,000, due November, 2012, bearing interest at 5.00%, which is collateralized by accounts receivable and inventory, and an equipment line of credit of up to $1,000,000, due November 2012, bearing interest at 5.00%, which is collateralized by equipment. At March 31, 2012, the outstanding balance on the lines of credit was $0.

NOTE F - BENEFIT PLANS

401(k) Plan

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. Currently, the match is 100% of employee contributions up to 5% of the employee’s compensation. The amount charged to expense under the Plan was $104,671 for the 9 months ended March 31, 2012.

Profit Sharing Plan

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan. The Company’s contributions are based on amounts established at the discretion of the Board. For the 9 months ended March 31, 2012 expense of $332,447 was accrued or paid to eligible employees.

NOTE G – CONTINGENT LIABILITIES

During 2011, the Company guaranteed two loans of Quadrant Metals Technologies LLC. Quadrant Metals Technologies LLC is an owner of the Company. The outstanding loan balances as of March 31, 2012 were $1,227,932 and $749,938.

During 2011, the Company guaranteed a loan of General Flange & Forge LLC. General Flange & Forge LLC is related to the Company through common ownership. The outstanding loan balance as of March 31, 2012 was $2,471,374.

During 2011, the Company guaranteed a loan of Tubefit LLC. Tubefit LLC is related to the Company through common ownership. The outstanding loan balance as of March 31, 2012 was $600,000.

NOTE H - COMMITMENTS

The Company leases land under noncancellable operating lease agreements expiring on October 31, 2014. The Company has the options to renew each lease for ten consecutive terms of five years each.

At March 31, 2012, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2013	$95,159
2014	97,776
2015	58,465

$251,400

Rent expense for the 9 months ended March 31, 2012 was $59,761.

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE I– SHARE OPTION PLANS

During April 2006, the Board adopted its 2006 incentive share option plan (the 2006 Plan) to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who are key to the Company. The Company reserved 390 of its authorized shares to be subject to option.

Under the 2006 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company’s earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months multiplied by a fraction, the numerator of which shall be the number of shares subject to the option and the denominator of which shall be the number of outstanding shares on the date the option was granted.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

As of March 31, 2012, 390 share options have been granted and exercised under the 2006 Plan.

At March 31, 2012 the balance of notes receivable related to the financed option purchase was $302,770. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $115,000.

NOTE J – RELATED PARTY TRANSACTIONS

During 2011, the Company hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership as FloMet LLC. As of March 31, 2012, the company owed $50,000 to Quadrant Management Inc.

During 2011, the Company loaned money to General Flange and Forge LLC. General Flange & Forge LLC and FloMet LLC have similar principal shareholders. The outstanding balance at March 31, 2012 was $22,553.

During 2011 and 2012, the Company loaned money to Tubefit LLC. Tubefit LLC and FloMet LLC have similar principal shareholders. The outstanding balance at March 31, 2012 was $52,104.

During 2011 and 2012, the Company loaned money to its parent company Quadrant Metals Technologies LLC. The outstanding balance at March 31, 2012 was $153,804.

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE J – RELATED PARTY TRANSACTIONS (continued)

During the period ending March 31, 2012, FloMet LLC redeemed membership units owned by certain members and sold them to Quadrant Management, Inc. Quadrant Management Inc. has similar majority ownership as FloMet LLC. The total purchase/selling price of the membership units was $392,931. The total amount receivable from Quadrant Management, Inc. as of March 31, 2012 was $98,232. The total amount due to the former members as of March 31, 2012 was $98,233.

During the period ending March 31, 2012, FloMet LLC loaned its president $302,770. The balance due to FloMet LLC as of March 31, 2012 was $302,770.

FloMet LLC

Audited Financial Statements

Years Ending June 30, 2011 and 2010

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

James H. Dreggors, CPA	1006 N. Woodland Boulevard	Members:
Ann J. Rigsby, CPA/PFS/CFP™	DeLand, Florida 32720	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-3398	Certified Public Accountants
Ronald J. Cantlay, CPA/CFP™	Telephone: 386-734-9441	Florida Institute of Certified Public
Robin C. Lennon, CPA	Fax: 386-738-5351	Accountants
John A. Powers, CPA	E-mail: drtcpa@drtcpa.com	The Financial Planning Association
Charles E. Riley, CPA	Web: drtcpa.com	the CPAlliance.. network

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated August 17, 2011 relating to our audit of the financial statements of FloMet LLC for the years ending June 30, 2011 and June 30, 2010.

DeLand, Florida

July 2, 2012

“Providing valued financial services for your personal and business needs.”

DREGGORS, RIGSBY & TEAL, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -
- REGISTERED INVESTMENT ADVISOR -

 1006 N. Woodland Boulevard

James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA	the CPAlliance. network

To the Members

FloMet LLC

We have audited the balance sheets of FloMet LLC as of June 30, 2011 and 2010, and the related statements of income, members’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FloMet LLC as of June 30, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Dreggors, Rigsby & Teal, P.A.

August 17, 2011

"Providing valued financial services for your personal and business needs."

FloMet LLC
Balance Sheets
June 30, 2011 and 2010 (audited)

	2011	2010
Assets

Current Assets
Cash and Cash Equivalents	570,684	$2,429,702
Accounts Receivable, Net of Allowance for Doubtful Accounts of $41,000 in 2011 and $41,000 in 2010	1,954,796	1,311,758
Due from Related Party	75,975	8,622
Due from Member	6,572	7,744
Inventories, Net of Reserve for Obsolescence of $170,000 in 2011 and $100,000 in 2010	1,824,097	1,160,715
Prepaid Expenses and Other Assets	604,012	465,417
Total Current Assets	5,036,136	5,383,958

Plant and Equipment, Net of Accumulated Depreciation of $5,107,178 in 2011 and $4,560,808 in 2010	3,883,914	3,678,320

Long-Term Assets
Goodwill	1,749,293
Other Long-Term Assets	60,956	37,000
Total Long-Term Assets	1,810,249	37,000

Total Assets	10,730,299	$9,099,278

Liabilities and Members’ Equity

Current Liabilities
Current Portion of Long-Term Debt	534,794	$435,633
Line of Credit Payable	700,000
Accounts Payable	408,999	352,697
Accrued Payroll and Related Liabilities	330,203	270,584
Other Accrued Expenses	155,077	124,607
Due to Related Party	150,000	-
Unearned Mold Income	197,114	104,861
Total Current Liabilities	2,476,187	1,288,382

Long-Term Liabilities
Long-Terra Debt, Net of Current Portion	1,618,188	1,569,914
Total Long-Term Liabilities	1,618,188	1,569,914

Members’ Equity, 20,000 Shares Authorized, 12,880 and 12,864
Issued and Outstanding, Respectively	6,635,924	6,240,982

Total Liabilities and Members’ Equity	10,730,299	$9,099,278

See accompanying notes and accountant’s report.

FloMet LLC
Statements of Income
For the Years Ended June 30, 2011 and 2010 (audited)

	2011	2010

Net Sales	$13,752,051	$12,420,775

Cost of Sales	9,324,358	7,376,524

Gross Profit	4,427,693	5,044,251

Selling, General and Administrative Expenses	2,916,605	3,024,167

Income from Operations	1,511,088	2,020,084

Other Income (Expense)

Interest Income	8,104	7,621
Interest Expense	(191,382)	(150,989)
Other Income (Expense)		3,251
Total Other Income (Expense)	(183,278)	(140,117)

Net Income	1,327,810	$1,879,967

See accompanying notes and accountant’s report.

FloMet LLC
Statements of Members’ Equity
For the Years Ended June 30, 2011 and 2010 (audited)

	Membership Shares	Members’ Equity	Share Options	Notes Receivable	Total

Balance, June 30, 2009	$12,848	$5,643,721	$343,691	$(219,960)	$5,767,452

Issuance of Share Options			52,020	(41,616)	10,404

Payments on Notes Receivable				10,087	10,087

Payment and Exercise of Share Options Issued	16	12,608	(12,608)

Net Income		1,879,967			1,879,967

Distributions		(1,426,928)			(1,426,928)

Balance, June 30, 2010	12,864	6,109,368	383,103	(251,489)	6,240,982

Issuance of Share Options

Payments on Notes Receivable				19,971	19,971

Payment and Exercise of Share Options Issued	16	12,608	(12,608)

Net Income		1,327,810			1,327,810

Distributions		(952,839)			(952,839)

Balance, June 30, 2011	$12,880	6,496,947	$370,495	$ (23 I ,518)	$6,635,924

See accompanying notes and accountant’s report.

FloMet LLC
Statements of Cash Flows
For the Years Ended June 30, 2011 and 2010 (audited)

	2011	2010
Cash Flows from Operating Activities
Net Income	1,327,810	$1,879,967
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	546370	530,568
(Increase) Decrease in Assets
Accounts Receivable	(643,038)	1,096,627
Due from Related Party	(67,353)	1,116
Due from Member	1,172	6,136
Inventory	(663,382)	(11,319)
Prepaid Expenses and Other Assets	(138,595)	(148,692)
Other Long-Term Assets	(23,956)
Increase (Decrease) in Liabilities
Accounts Payable	56,302	29,255
Accrued Payroll and Related Liabilities	59,619	(180,085)
Other Accrued Expenses	30,470	(5,738)
Due to Related Party	150,000	-
Unearned Mold Income	92,253	53,173
Net Cash Provided by Operating Activities	727,672	3,251,008

Cash Flows from Investing Activities
Purchase of Goodwill	(1,749,293)
Investment in Plant and Equipment	(751,964)	(685,423)
Net Cash Used by Investing Activites	(2,501,257)	(685,423)

Cash Flows from Financing Activities
Payments on Long-Term Debt	(563,039)	(358,985)
Proceeds from Issuance of Long-Term Debt	1,410,475	532,466
Proceeds from Member Shares Issued	19,970	20,491
Purchase of Membership Shares		(61,615)
Distributions to Members	(952,839)	(1,426,928)
Net Cash Used in Financing Activities	(85,433)	(1,294,571)

Net Increase (Decrease) in Cash and Cash Equivalents	(1,859,018)	1,271,014

Cash and Cash Equivalents, Beginning of Year	2,429,702	1,158,688

Cash and Cash Equivalents, End of Year	570,684	$2,429,702

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	191,465	$150,989

See accompanying notes and accountant’s report.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the more significant accounting policies and practices of FloMet LLC (the Company), which affect significant elements of the accompanying financial statements.

Organization

The Company is a limited liability company organized on September 28, 1998 under the laws of the State of Florida. The Company reorganized on June 30, 2011 under the laws of the State of Delaware. The Company manufactures component parts from metal powder, primarily stainless steel base, to customer specifications. Customers consist primarily of industrial original equipment manufacturers serving diverse markets including medical, orthodontic, and telecommunications.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. On June 30, 2011, the Company had demand deposits totaling $570,684 with a single bank. The cash is held in accounts that are covered by the FDIC Transaction Account Guarantee Program. The Company has no cash uninsured by the FDIC.

Inventories

Inventories are stated at the lower of average cost or market value.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do riot improve or extend the life of the respective assets, are expensed as incurred. Depreciation expense for the years ended June 30, 2011 and 2010 was $546,370 and $530,568, respectively.

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or lair value less costs to sell.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of June 30, 2011 and 2010, the Company had $197,114 and $104,861, respectively, of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of June 30, 2011 and 2010, the Company has incurred costs of $105,600 and $376,675, respectively, related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the years ended June 30, 2011 and 2010, the Company incurred $1,102,000 and $980,000, respectively, for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company’s financial instruments consist of notes and accounts receivable and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income ’Faxes

No provision for income taxes has been recorded in the financial statements as Members are required to report their share of the Company’s earnings or losses in their respective income tax returns.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company’s accounting policy is to exclude these taxes from revenues and cost of sales.

Distributions

For the years ended June 30, 2011 and 2010, the Board of Managers (the Board) approved cash distributions of $952,656 and $1,426,928, respectively, to the Members.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the years ended June 30, 2011 and 2010, was $71,517 and $80,669, respectively.

Date of Management’s Review

Subsequent events have been evaluated through August 17, 2011, which is the date the financial statements were available to be issued.

NOTE B — ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the financial statements.

The Company has no policy requiring collateral or other security to support its accounts receivable, however, it is in possession of the customers’ tools and the sales contract provides that title for the tool will transfer to the Company in the event of nonpayment.

During the year ended June 30, 2011 and 2010, the Company derived approximately 57 and 60 percent, respectively, of its total net sales from three customers. At June 30, 2011 and 2010, receivables totaling approximately $914,128 and $628,500, respectively, were from these three customers.

NOTE C - INVENTORY

Inventories, net at June 30, 20 11 and 2010 consisted of the following:

	2011	2010

Raw Materials and Supplies	$579,331	$185,117
Work In Process	762,081	374,802
Finished Goods	435,386	433,197
Spare Parts	217,299	267,599
Reserve for Obsolescence	(170,000)	(100,000)

	$1,824,097	$1,160,715

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE D — PLANT AND EQUIPMENT

Plant and equipment at June 30, 2011 and 2010, consisted of the following:

	2011	2010

Building and Improvements	$2,070,076	$2,070,076
Machinery and Equipment	6,760,624	6,056,635
Construction in Process	160,392	112,417
	8,991,092	8,239,128
Less: Accumulated Depreciation	5,107,178	4,560,808

	$3,883,914	$3,678,320

NOTE E — LONG-TERM DEBT

Long-term debt payable at June 30, 2011, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 7.49%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$810,830

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $24,027 with interest at 7.30%; balance due April 2012.	232,280

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $14,334 with interest at 7.50%; balance due December, 2014.	526,757

Note payable to bank with maximum draws of $500,000; collateralized by equipment; payable in interest only payments at 5.00% until January 2012, followed by principal and interest payments calculated based on the final loan draw at 6.50%; balance due December, 2015.	126,494

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of 10,362 with interest at 6.00%; balance due December 2015.	456,621

2,152,982
Less: Current Portion	(534,794)
Total Long-Term Debt Less Current Portion	$1,618,188

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE E — LONG-TERM DEBT (continued)

Maturities on notes payable at June 30, 2011, are as follows:

2012	$534,794
2013	339,270
2014	363,442
2015	301,664
2016	108,437
2017- 2021	445,817
2022	59,558

$2,152,982

NOTE F —LINES OF CREDIT

The Company has an available line of credit of up to $750,000, due November, 2011, bearing interest at 5.00%, which is collateralized by accounts receivable and inventory. At June 30, 2011, the outstanding balance on the line of credit was $700,000. This amount has been included in Note E - Long-Term Debt above.

NOTE G — CONTINGENT LIABILITIES

During 2011, the Company guaranteed two loans of Quadrant Metals Technologies LLC. Quadrant Metals Technologies LLC is related to the Company through common ownership. The outstanding loan balances as of June 30, 2011 were $1,447,606 and $884,108.

During 2011, the Company guaranteed a loan of General Flange & Forge LLC, General Flange & Forge LLC is related to the Company through common ownership. The outstanding loan balance as of June 30, 201 I was $2,870,946.

NOTE H — RETIREMENT PLANS

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. The amount charged to expense under the Plan was $155,948 and $154,067 for the years ended June 30, 2011 and 2010, respectively.

NOTE I — mom SHARING CASH INCENTIVE PLAN

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan, The Company’s contributions are based on amounts established at the discretion of the Board. The Company’s contributions to this plan for the years ended June 30, 2011 and 2010 were $114,795 and $89,635, respectively.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE J - COMMITMENTS

The Company leases land under non-cancellable operating lease agreements expiring on October 31, 2014. The Company has the options to renew each lease for ten consecutive terms of five years each.

At June 30, 2011, future rental commitments in excess of one year under non-cancellable operating leases were as follows:

2012	$84,419
2013	86,978
2014	89,608
2015	33,600

294,605

Rent expenses were $96,456 and $79,825 for the years ended June 30, 2011 and 2010, respectively.

NOTE K — SHARE OPTION PLANS

2000 Share Option Plan

During July 2000, the Board adopted its 2000 incentive share option plan (the 2000 Plan) in order to attract and retain key managerial personnel, The Company reserved 658 of its authorized shares to be subject to option.

Under the 2000 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company’s earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months, divided by the number of outstanding shares, as defined in the Plan, as of the date the option was granted.

As of June 30, 2011, the Company has granted options for 536 shares ranging from $788 to $2,890 per share. A total of 464 shares have been exercised. The options are exercisable, and vest, at varying rates as determined by the Board. The plan originally provided that the optionee had 180 days from the date the applicable portion of the option vested to exercise the option, or it expired. However, during 2004, the Company modified the 2000 Plan to extend each optionee’s expiration dates by four years. The options also expire upon the optionee’s termination of employment from the Company for any reason. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment. At June 30, 2011, the balance of notes receivable related to financed option purchases was $41,616. Payments on the notes receivable are to be made from incentive compensation earned by the optionee, la the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

If the optionee’s employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent compounded annually. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE K — SHARE OPTION PLANS (continued)

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the BlackScholes option pricing model.

The following assumptions were made in estimating the minimum value for the initial 446 shares granted in July, 2000: risk free rate of 6.34% in 2000, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $96,000.

The following assumptions were made in estimating the minimum value for the additional 90 shares granted in November, 2008: risk free rate of $4.24% in 2008, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined in the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been $-0-.

2006 Share Option Plan

During April 2006, the Board adopted its 2006 incentive share option plan (the 2006 Plan) to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who are key to the Company. The Company reserved 390 of its authorized shares to be subject to option.

Under the 2006 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company’s earnings before interest, taxes, depreciation and amortization (EB1IDA) for the immediately preceding twelve months multiplied by a fraction, the numerator of which shall be the number of shares subject to the option and the denominator of which shall be the number of outstanding shares on the date the option was granted.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method, The value of each option granted is estimated using the BlackScholes option pricing model.

As of June 30, 2011, 390 share options have been granted under the 2006 Plan, of which 234 have been exercised, and 156 are exercisable. Options granted under the 2006 Plan vest on the following vesting schedule: (i) beginning on July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (ii) beginning on the date that is one year after July I, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (iii) beginning on the date that is two years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (iv) beginning on the date that is three years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (v) beginning on the date that is four years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option or it expires. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE K — SHARE OPTION PLANS (continued)

At June 30, 2011 the balance of notes receivable related to financed option purchase was $189,905. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $69,000.

If the optionee’s employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent of such purchase price multiplied by a fraction, the numerator of which shall be the number of days that the shares were held by the optionee and the denominator of which shall be 365. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

Additional Disclosures

Both the 2000 and 2006 Plans provide that in the event the Company is sold and remains a surviving entity, the Company shall give written notice of such transaction to holders of outstanding options at least fifteen days prior to the effective date of such transaction, and each such holder shall have the option of exercising his vested options prior to such transaction; provided, further, that to the extent that any such holder’s options are not then fully vested pursuant to the terms of the Plan and the applicable option agreement, the unvested options of such holder that would otherwise vest in the future shall automatically vest and be exercisable upon the effective date of such notice.

Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-1030, the net income would have been as follows:

Net Income	2011	2010
As Reported	$1,327,810	$1,879,967
Proforma	$1,327,810	$1,870,030

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE L — RELATED PARTY TRANSACTIONS

During 2011, the Company hired Quadrant Management Inc. to provide investment banking and management consulting services, Quadrant Management Inc. has similar majority ownership as FloMet LLC. The company incurred $200,000 in fees during the year ending June 30, 2011. As of June 30, 2011, the company owed $150,000 to Quadrant Management Inc.

During 2011 and 2010, the Company loaned money to Tekna Seal LLC. Tekna Seal LLC and FloMet LLC have similar principal shareholders. The outstanding balance at June 30, 2011 and 2010 was $9,723 and $8,622, respectively.

FloMet LLC

Audited Financial Statements

Years Ending June 30, 2010 and 2009

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

James H. Dreggors, CPA	1006 N. Woodland Boulevard	Members:
Ann J. Rigsby, CPA/PFS/CFP™	DeLand, Florida 32720	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-3398	Certified Public Accountants
Ronald J. Cantlay, CPA/CFP™	Telephone: 386-734-9441	Florida Institute of Certified Public
Robin C. Lennon, CPA	Fax: 386-738-5351	Accountants
John A. Powers, CPA	E-mail: drtcpa@drtcpa.com	The Financial Planning Association
Charles E. Riley, CPA	Web: drtcpa.com	the CPAlliance.. network

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated August 10, 2010 relating to our audit of the financial statements of FloMet LLC for the years ending June 30, 2010 and June 30, 2009.

DeLand, Florida

July 2, 2012

“Providing valued financial services for your personal and business needs. ”

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

	1006 N. Woodland Boulevard, Suite A	Members:
James H. Dreggors, CPA*	DeLand, Florida 32720	AmericanInstitute of
Ann J. Rigsby, CPA*/CFP™	Telephone: 386-734-3398	certified Public Accountants
Parke S. Teal, CPA/*PFS	Telephone: 386-734-9441	Florida Institute of Certified Public
Ronald J. Cantlay, CPA*/CFP™	Fax: 386-738-5351	Accountants
Robin C. Lennon, CPA*	E-mail: drtcpa@drtcpa.com	Financial Planning Association
John A. Powers, CPA*	Web: drtcpa.com	——
Regulated By
State of Florida

To the Members

FloMet LLC

We have audited the balance sheets of FloMet LLC as of June 30, 2010 and 2009, and the related statements of income, members' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FloMet LLC as of June 30, 2010 and 2009, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

 Dreggors, Rigsby & Teal, P.A.

August 20,2010

"Providing valued financial services for your personal and business needs."

FloMet LLC

Balance Sheets

June 30, 2010 and 2009 (audited)

	2010	2009
Assets

Current Assets
Cash and Cash Equivalents	$2,429,702	$1,158,688
Accounts Receivable, Net of Allowance for Doubtful Accounts of $41,000 in 2010 and $65,000 in 2009	1,311,758	2,408,385
Due from Related Party	8,622	9,738
Due from Member	7,744	13,880
Inventories, Net of Reserve for Obsolescence of $100,000 in 2010 and $40,000 in 2009	1,160,715	1,149,396
Prepaid Expenses and Other Assets	465,417	316,725
Total Current Assets	5,383,958	5,056,812

Plant and Equipment , Net of Accumulated Depreciation of $4,560,808 in 2010 and $4,065,236 in 2009	3,678,320	3,523,466

Other Long-Term Assets	37,000	37,000

Total Assets	$9,099,278	$8,617,278

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$435,633	$286,906
Accounts Payable	352,697	323,442
Accrued Payroll and Related Liabilities	270,584	450,669
Other Accrued Expenses	124,607	130,345
Unearned Mold Income	104,861	51,688
Current Portion of Note Payable to Former Member	-	61,616
Total Current Liabilities	1,288,382	1,304,666

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	1,569,914	1,545,160
Total Long-Term Liabilities	1,569,914	1,545,160

Members' Equity , 20,000 Shares Authorized, 12,864 and 12,848 Issued and Outstanding, Respectively	6,240,982	5,767,452

Total Liabilities and Members' Equity	$9,099,278	$8,617,278

See accompanying notes and accountant's report.

FloMet LLC

Statements of Income

For the Years Ended June 30, 2010 and 2009 (audited)

	2010	2009

Net Sales	$12,420,775	$15,499,394

Cost of Sales	7,376,524	8,148,187

Gross Profit	5,044,251	7,351,207

Selling, General and Administrative Expenses	3,024,167	2,879,168

Income from Operations	2,020,084	4,472,039

Other Income (Expense)
Interest Income	7,621	4,404
Interest Expense	(150,989)	(154,114)
Other Income (Expense)	3,251	623
Total Other Income (Expense)	(140,117)	(149,087)

Net Income	$1,879,967	$4,322,952

See accompanying notes and accountant's report.

FloMet LLC

Statements of Members' Equity

For the Years Ended June 30, 2010 and 2009 (audited)

	Membership	Members'	Share	Notes
	Shares	Equity	Options	Receivable	Total

Balance, June 30, 2008	12,832	$3,722,544	$237,533	$(152,020)	$3,808,057

Issuance of Share Options	-	-	118,766	(95,012)	23,754

Payments on Notes Receivable	-	-	-	27,072	27,072

Payment and Exercise of Share Options Issued	16	12,608	(12,608)	-	-

Net Income	-	4,322,952	-	-	4,322,952

Distributions	-	(2,414,383)	-	-	(2,414,383)

Balance, June 30, 2009	12,848	5,643,721	343,691	(219,960)	5,767,452

Issuance of Share Options	-	-	52,020	(41,616)	10,404

Payments on Notes Receivable	-	-	-	10,087	10,087

Payment and Exercise of Share Options Issued	16	12,608	(12,608)	-	-

Net Income	-	1,879,967	-	-	1,879,967

Distributions	-	(1,426,928)	-	-	(1,426,928)

Balance, June 30, 2010	12,864	$6,109,368	$383,103	$(251,489)	$6,240,982

See accompanying notes and accountant's report.

FloMet LLC

Statements of Cash Flows

For the Years Ended June 30, 2010 and 2009 (audited)

	2010	2009

Cash Flows from Operating Activities
Net Income	$1,879,967	$4,322,952
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	530,568	423,546
Net (Gain) Loss on Investments	-	2,763
(Increase) Decrease in Assets
Accounts Receivable	1,096,627	(295,370)
Due from Related Party	1,116	(9,738)
Due from Member	6,136	(4,550)
Inventory	(11,319)	(68,563)
Prepaid Expenses and Other Assets	(148,692)	(143,284)
Increase (Decrease) in Liabilities
Accounts Payable	29,255	104,651
Accrued Payroll and Related Liabilities	(180,085)	(183,305)
Other Accrued Expenses	(5,738)	(5,243)
Unearned Mold Income	53,173	(147,400)
Other Long-Term Liabilities	-	(20,916)
Net Cash Provided by Operating Activities	3,251,008	3,975,543

Cash Flows from Investing Activities
Proceeds from Disposition of Investments	-	18,153
Investment in Plant and Equipment	(685,423)	(677,759)
Net Cash Used by Investing Activites	(685,423)	(659,606)

Cash Flows from Financing Activities
Payments on Long-Term Debt	(358,985)	(579,617)
Proceeds from Issuance of Long-Term Debt	532,466	526,664
Proceeds from Member Shares Issued	20,491	50,826
Purchase of Membership Shares	(61,615)	(165,577)
Distributions to Members	(1,426,928)	(2,414,383)
Net Cash Used in Financing Activities	(1,294,571)	(2,582,087)

Net Increase (Decrease) in Cash and Cash Equivalents	1,271,014	733,850

Cash and Cash Equivalents, Beginning of Year	1,158,688	424,838

Cash and Cash Equivalents, End of Year	$2,429,702	$1,158,688

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$150,989	$163,773

Long-Term Debt Refinanced	$-	$1,764,932

See accompanying notes and accountant's report.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the more significant accounting policies and practices of FloMet LLC (the Company), which affect significant elements of the accompanying financial statements.

Organization

FloMet is a limited liability company organized on September 28, 1998 under the laws of the State of Florida. The Company manufactures component parts from metal powder, primarily stainless steel base, to customer specifications. Customers consist primarily of industrial original equipment manufacturers serving diverse markets including medical, orthodontic, and telecommunications.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company had demand deposits totaling $2,429,702 with a single bank. The cash is held in accounts that are covered by the FDIC Transaction Account Guarantee Program. The Company has no cash uninsured by the FDIC.

Inventories

Inventories are stated at the lower of average cost or market value.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred. Depreciation expense for the years ended June 30, 2010 and 2009 was $530,568 and $423,546, respectively.

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset's carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of June 30, 2010 and 2009, the Company had $104,861 and $51,688, respectively, of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of June 30, 2010 and 2009, the Company has incurred costs of $376,675 and $61,705, respectively, related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the years ended June 30, 2010 and 2009, the Company incurred $980,000 and $689,087, respectively, for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company's financial instruments consist of notes and accounts receivable and notes and accounts payable. It is management's opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

No provision for income taxes has been recorded in the financial statements as Members are required to report their share of the Company's earnings or losses in their respective income tax returns.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company's accounting policy is to exclude these taxes from revenues and cost of sales.

Distributions

For the years ended June 30, 2010 and 2009, the Board of Managers (the Board) approved cash distributions of $1,426,928 and $2,414,383 respectively, to the Members.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the years ended June 30,2010 and 2009, was $80,669 and $36,811, respectively.

Date of Management's Review

Subsequent events have been evaluated through August 20, 2010, which is the date the financial statements were available to be issued.

NOTE B - ACCOUNTS RECEIVABLE

During the year ended June 30, 2010 and 2009, the Company derived approximately 60 and 68 percent, respectively, of its total net sales from three customers. At June 30, 2010 and 2009, receivables totaling approximately $628,500 and $1,658,000, respectively, were from these three customers.

At June 30, 2010, net sales of approximately $9,610,000 and $1,784,000 and receivables aggregating approximately $979,000 and $375,000 were related to contracts with companies involved in medical and dental industries, respectively. At June 30, 2009, net sales of approximately $9,573,000 and $3,732,000 and receivables aggregating approximately $1,546,000 and $796,000 were related to contracts with companies involved in medical and dental industries, respectively.

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the financial statements.

The Company has no policy requiring collateral or other security to support its accounts receivable, however, it is in possession of the customers' tools and the sales contract provides that title for the tool will transfer to the Company in the event of nonpayment.

NOTE C - INVENTORY

Inventories, net at June 30, 2010 and 2009 consisted of the following:

	2010	2009
Raw Materials and Supplies	$185,117	$164,492
Work In Process	374,802	442,661
Finished Goods	433,197	303,153
Spare Parts	267,599	279,090
Reserve for Obsolescence	(100,000)	(40,000)
	$1,160,715	$1,149,396

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE D - PLANT AND EQUIPMENT

Plant and equipment at June 30, 2010 and 2009, consisted of the following:

	2010	2009
Building and Improvements	$2,070,076	$1,980,234
Machinery and Equipment	6,169,052	5,608,468
	8,239,128	7,588,702
Less: Accumulated Depreciation	4,560,808	4,065,236
	$3,678,320	$3,523,466

NOTE E - LONG-TERM DEBT

Long-term debt payable at June 30, 2010, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 7.49%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$859,260

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $24,027 with interest at 7.30%; balance due April 2012.	492,810

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $14,334 with interest at 7.50%; balance due December, 2014.	653,477
2,005,547
Less: Current Portion	(435,633)

Total Long-Term Debt Less Current Portion	$1,569,914

Maturities on notes payable at June 30, 2010, are as follows:

2011	$435,633
2012	420,871
2013	203,714
2014	219,750
2015	149,423
2016-2020	413,414
2021-2022	162,742
$2,005,547

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE F - LINES OF CREDIT

The Company has an available line of credit of up to $750,000, due November, 2010, bearing interest at 5.5%, which is collateralized by accounts receivable and inventory. At June 30, 2010, there was no outstanding balance on the line of credit.

The Company has an available line of credit of up to $800,000, due December, 2015, bearing interest at 5.5%, which is collateralized by equipment purchased with the line of credit. At June 30, 2010, there was no outstanding balance on the line of credit.

NOTE G - RETIREMENT PLANS

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. The amount charged to expense under the Plan was $154,067 and $170,124 for the years ended June 30, 2010 and 2009, respectively.

NOTE H - PROFIT SHARING CASH INCENTIVE PLAN

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan. The Company's contributions are based on amounts established at the discretion of the Board. The Company's contributions to this plan for the years ended June 30, 2010 and 2009 were $89,635 and $449,518, respectively.

NOTE I - COMMITMENTS

The Company leases land under noncancellable operating lease agreements expiring on October 31, 2014. The Company has the options to renew each lease for ten consecutive terms of five years each.

At June 30, 2010, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2011	$81,928
2012	84,419
2013	86,978
2014	89,608
2015	33,600

$376,533

Rent expenses were $79,825 and $76,905 for the years ended June 30, 2010 and 2009, respectively.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE J – SHARE OPTION PLANS

2000 Share Option Plan

During July 2000, the Board adopted its 2000 incentive share option plan (the 2000 Plan) in order to attract and retain key managerial personnel. The Company reserved 658 of its authorized shares to be subject to option.

Under the 2000 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company's earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months, divided by the number of outstanding shares, as defined in the Plan, as of the date the option was granted.

As of June 30, 2010, the Company has granted options for 536 shares ranging from $788 to $2,890 per share. A total of 464 shares have been exercised. The options are exercisable, and vest, at varying rates as determined by the Board. The plan originally provided that the optionee had 180 days from the date the applicable portion of the option vested to exercise the option, or it expired. However, during 2004, the Company modified the 2000 Plan to extend each optionee's expiration dates by four years. The options also expire upon the optionee's termination of employment from the Company for any reason. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment. At June 30, 2010, the balance of notes receivable related to financed option purchases was $47,668. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

If the optionee's employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent compounded annually. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

The following assumptions were made in estimating the minimum value for the initial 446 shares granted in July, 2000: risk free rate of 6.34% in 2000, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $96,000.

The following assumptions were made in estimating the minimum value for the additional 90 shares granted in November, 2008: risk free rate of $4.24% in 2008, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined in the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been $-0-.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE J – SHARE OPTION PLANS(continued)

2006 Share Option Plan

During April 2006, the Board adopted its 2006 incentive share option plan (the 2006 Plan) to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who are key to the Company. The Company reserved 390 of its authorized shares to be subject to option.

Under the 2006 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company's earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months multiplied by a fraction, the numerator of which shall be the number of shares subject to the option and the denominator of which shall be the number of outstanding shares on the date the option was granted.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

As of June 30, 2010, 390 share options have been granted under the 2006 Plan, of which 234 have been exercised, and 156 are exercisable. Options granted under the 2006 Plan vest on the following vesting schedule: (i) beginning on July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (ii) beginning on the date that is one year after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (iii) beginning on the date that is two years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (iv) beginning on the date that is three years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (v) beginning on the date that is four years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option or it expires. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment.

At June 30, 2010 the balance of notes receivable related to financed option purchase was $203,824. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $69,000.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE J – SHARE OPTION PLANS(continued)

If the optionee's employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent of such purchase price multiplied by a fraction, the numerator of which shall be the number of days that the shares were held by the optionee and the denominator of which shall be 365. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

Additional Disclosures

Both the 2000 and 2006 Plans provide that in the event the Company is sold and remains a surviving entity, the Company shall give written notice of such transaction to holders of outstanding options at least fifteen days prior to the effective date of such transaction, and each such holder shall have the option of exercising his vested options prior to such transaction; provided, further, that to the extent that any such holder's options are not then fully vested pursuant to the terms of the Plan and the applicable option agreement, the unvested options of such holder that would otherwise vest in the future shall automatically vest and be exercisable upon the effective date of such notice.

Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the net income would have been as follows:

Net Income	2010	2009
As Reported	$1,879,967	$4,322,952
Proforma	$1,870,030	$4,299,927

NOTE K - RELATED PARTY TRANSACTIONS

In August 2007, the Company purchased 55 shares from a member of the Company for $158,047. Under the terms of the note, 25% of the purchase price was paid at closing, and the balance bears interest at the Company's lender's prime rate plus 1% with the principal balance of the note and interest being due and payable in two consecutive equal installments commencing on the date of one year after the closing of the note. The outstanding balance at June 30, 2010 and 2009 was $0 and $61,616, respectively.

In March 2009, the Company loaned a member of the Company $15,989. This note bears interest at 8.00% per annum and is due and payable in full in September 2009. The note was paid off in full.

During 2010 and 2009, the Company loaned money to Tekna Seal LLC. Tekna Seal LLC and FloMet LLC have similar principal shareholders. The outstanding balance at June 30, 2010 and 2009 was $8,622 and $9,738, respectively.

General Flange & Forge LLC

Reviewed Financial Statements

For the 9 Months Ending March 31, 2012 (unaudited)

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountants' Review Report

To the Members

General Flange & Forge LLC

Huntingdon Valley, PA

We have reviewed the accompanying balance sheet of General Flange & Forge LLC as of March 31, 2012 and the related statements of income, members' equity and cash flows for the 9 months then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Dreggors, Rigsby & Teal, P.A.
Certified Public Accountants

May 31,2012

"Providing valued financial services for your personal and business needs."

General Flange & Forge LLC

Balance Sheet

March 31, 2012 (unaudited )

Assets

Current Assets
Cash and Cash Equivalents	$416,440
Accounts Receivable, Net	1,017,728
Other Receivables	9,622
Due from Related Party	606,170
Inventories, Net	1,598,761
Prepaid Expenses and Other Assets	29,309
Total Current Assets	3,678,030

Plant and Equipment , Net	498,287

Other Long-Term Assets
Lease Deposit	12,000
Deferred Loan Costs, Net	19,023
Organizational Costs, Net	123,747
Goodwill	1,711,763
Total Other Long-Term Assets	1,866,533

Total Assets	$6,042,850

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$562,228
Accounts Payable	191,964
Accrued Payroll and Related Liabilities	128,799
Due to Related Party	147,553
Total Current Liabilities	1,030,544

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	1,909,146
Total Long-Term Liabilities	1,909,146

Members' Equity	3,103,160

Total Liabilities and Members' Equity	$6,042,850

See accompanying notes and accountants' review report.

General Flange & Forge LLC

Statement of Income

For the 9 Months Ended March 31, 2012 (unaudited )

Net Sales	$6,079,016

Cost of Sales	4,028,670

Gross Profit	2,050,346

Selling, General and Administrative Expenses	1,277,947

Income from Operations	772,399

Other Income (Expense)
Interest Expense	(122,438)
Interest Income	6,635
Loss on Disposal of Asset	(26,964)
Total Other Income (Expense)	(142,767)

Net Income	$629,632

See accompanying notes and accountants' review report.

General Flange & Forge LLC

Statement of Members' Equity

For the 9 Months Ended March 31, 2012 (unaudited )

	Membership	Members'
	Shares	Equity

Balance, June 30, 2011	25,000	$2,473,528

Net Income		629,632

Balance, March 31, 2012	25,000	$3,103,160

Member Units, Par value $1 per Unit; 25,000 authorized, issued, and outstanding

See accompanying notes and accountants' review report.

General Flange & Forge LLC

Statement of Cash Flows

For the 9 Months Ended March 31, 2012 (unaudited )

Cash Flows from Operating Activities
Net Income	$629,632
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	70,398
Amortization	26,493
Loss on Disposal of Asset	26,964
(Increase) Decrease in Assets
Accounts Receivable	(117,627)
Other Receivables	(9,622)
Inventory	507,913
Prepaid Expenses and Other Assets	(14,785)
Increase (Decrease) in Liabilities
Accounts Payable	42,351
Accrued Payroll and Related Liabilities	87,492
Due to Related Party	(110,481)
Net Cash Provided by Operating Activities	1,138,728

Cash Flows from Investing Activities
Loan to Related Party	(581,170)
Purchases of Furniture and Equipment	(34,200)
Net Cash Used in Investing Activities	(615,370)

Cash Flows from Financing Activities
Payments on Long-Term Debt	(399,572)
Net Cash Used in Financing Activities	(399,572)

Net Increase (Decrease) in Cash and Cash Equivalents	123,786

Cash and Cash Equivalents, Beginning of Year	292,654

Cash and Cash Equivalents, End of Period	$416,440

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$122,438

See accompanying notes and accountants' review report.

General Flange & Forge LLC

Notes to Financial Statements

March 31, 2012 (unaudited )

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

General Flange & Forge LLC is a limited liability company organized on March 1, 2011 under the laws of the State of Delaware. The Company is located in Pennsylvania and manufactures domestic flanges in carbon steel, stainless steel and alloys.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company had demand deposits totaling $415,990 with a single bank. The cash is held in accounts that are fully covered by the FDIC.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimates this amount based upon prior experience with customers and an analysis of individual trade accounts at March 31, 2012. An allowance for doubtful accounts of $9,092 has been reserved as of March 31, 2012.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower cost or market (standard cost approximating purchase price) basis. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues. An allowance for inventory obsolescence of $10,000 has been reserved as of March 31, 2012.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

General Flange & Forge LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that were acquired in the initial business acquisition for impairment and has determined that goodwill and other intangibles are not impaired.

Financial Instruments

The Company’s financial instruments consist of notes and accounts receivable and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members’ income tax returns.

The Company’s income tax returns are subject to review and examination by federal, state and local authorities. The tax return for the year ending June 30, 2011 is open to examination by federal and state authorities.

General Flange & Forge LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the nine months ended March 31, 2012 was $150.

Freight

Shipping and handling costs are included in cost of sales. These expenditures are expensed as incurred. Any reimbursement of costs from customers is included in revenue.

Date of Management’s Review

Subsequent events have been evaluated through May 31, 2012, which is the date the financial statements were available to be issued.

NOTE B - INVENTORY

Inventories at March 31, 2012 consisted of the following:

Raw Materials and Supplies	$574,154
Work In Process	679
Finished Goods	1,033,928
Reserve for Obsolescence	(10,000)

$1,598,761

NOTE C – PLANT AND EQUIPMENT

Plant and equipment at March 31, 2012 consisted of the following:

Machinery and Equipment	$445,560
Office Furniture and Equipment	46,397
Auto and Truck	89,411
Leasehold Improvements	3,475
584,843
Less: Accumulated Depreciation	(86,556)
$498,287

Depreciation expense for the nine months ended March 31, 2012 was $70,398.

General Flange & Forge LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE D – LONG-TERM DEBT

Long-term debt payable at March 31, 2012, consisted of the following:

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $58,000 with interest at 5.95%; balance due March, 2016.	$2,471,374

Maturities on notes payable at March 31, 2012, are as follows:

2013	$562,228
2014	597,099
2015	634,132
2016	677,915

$2,471,374

NOTE E - BENEFIT PLANS

401(k) Plan

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. Currently, the match is 100% of employee contributions up to 5% of the employee’s compensation. The amount charged to expense under the Plan was $2,612 for the nine months ended March 31, 2012.

Incentive Plan

The Company implemented an incentive plan effective July 1, 2011. Cash incentive discretionary contributions will be made based on a percentage of company earnings. For the nine months ended March 31, 2012 expense of $77,694 was accrued or paid to eligible employees.

NOTE F - COMMITMENTS

The Company leases a building under a noncancellable operating lease agreement expiring on June 30, 2012.

The Company leases a copy machine under a noncancellable operating lease agreement expiring on August 31, 2013.

At March 31, 2012, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2013	$31,451
2014	822

$32,273

General Flange & Forge LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE F – COMMITMENTS (continued)

Rent expense was $102,950 for the nine months ending March 31, 2012.

NOTE G – RELATED PARTY TRANSACTIONS

During the year, the Company loaned money to Quadrant Metals Technologies LLC. Quadrant Metals Technologies LLC is the majority owner of General Flange & Forge LLC. The amount loaned to Quadrant Metals Technologies LLC in the nine months ending March 31, 2012 was $455,324. The balance owed to General Flange & Forge LLC as of March 31, 2012 was $480,324.

Certain organizational expenses, legal and administrative expenses related to the Company were paid by FloMet LLC. FloMet LLC has similar owners as General Flange & Forge LLC. The total expenses paid by FloMet LLC in the nine months ending March 31, 2012 were $108,924. The total amount owed to FloMet LLC as of March 31, 2012 was $22,553.

The Company hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership as General Flange & Forge LLC. The Company incurred $200,000 in fees during the year ending June 30, 2011. As of March 31, 2012, the Company owed $125,000 to Quadrant Management Inc.

During the year, the company loaned money to TubeFit LLC. TubeFit LLC has similar owners as General Flange & Forge LLC. The total expenses paid by TubeFit LLC in the nine months ending March 31, 2012 were $125,846. The total amount owed to Tubefit LLC as of March 31, 2012 was $125,846. During the year the Company sold products to TubeFit LLC in the ordinary course of business. The amount sold in the nine months ending March 31, 2012 was $59,412 and is included in accounts receivable at March 31, 2012.

General Flange & Forge Corporation

Reviewed Financial Statements

For the 3 Months Ending March 31, 2011

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountant’s Review Report

To the Stockholders

General Flange & Forge Corporation

Huntingdon Valley, PA

We have reviewed the accompanying balance sheet of General Flange & Forge Corporation (an S Corporation) as of March 31, 2011 and the related statements of income, owners' equity and cash flows for the quarter then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Dreggors, Rigsby & Teal, P.A.

Certified Public Accountants

June 25, 2012

“Providing valued financial services for your personal and business needs.”

General Flange & Forge Corporation

Balance Sheet

March 31, 2011 (unaudited)

Assets

Current Assets
Cash and Cash Equivalents	$357,819
Accounts Receivable, Net	920,212
Inventories, Net	2,230,921
Prepaid Expenses and Other Assets	30,960
Total Current Assets	3,539,912

Plant and Equipment , Net	207,021

Other Long-Term Assets
Lease Deposit	12,095
Total Other Long-Term Assets	12,095

Total Assets	$3,759,028

Liabilities and Members' Equity

Current Liabilities
Accounts Payable	$120,098
Accrued Payroll and Related Liabilities	25,077
Total Current Liabilities	145,175

Equity
Capital Stock	10,720
Additional Paid In Capital	289,916
Retained Earnings	3,313,217
Total Equity	3,613,853

Total Liabilities and Equity	$3,759,028

See accompanying notes and accountants' review report.

General Flange & Forge Corporation

Statement of Income

For the Quarter Ended March 31, 2011 (unaudited)

Net Sales	$1,686,680

Cost of Sales	1,070,438

Gross Profit	616,242

Selling, General and Administrative Expenses	318,427

Net Income	$297,815

See accompanying notes and accountants' review report.

General Flange & Forge Corporation

Statement of Owners' Equity

For the Quarter Ended March 31, 2011 (unaudited)

		Additional
	Capital	Paid-in	Retained
	Stock	Capital	Earnings

Balance, December 31, 2010	$10,720	$289,916	$3,175,422

Net Income	-	-	297,815

Distributions	-	-	(160,020)

Balance, March 31, 2011	$10,720	$289,916	$3,313,217

Capital Stock: $100 Par Value, 250 Shares Authorized, 107.2 Shares Issued and Outstanding

See accompanying notes and accountants' review report.

General Flange & Forge Corporation

Statements of Cash Flows

For the Quarter Ended March 31, 2011 (unaudited)

Cash Flows from Operating Activities
Net Income	$297,815
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation	24,393
(Increase) Decrease in Assets
Accounts Receivable	(237,928)
Inventory	(115,447)
Prepaid Expenses and Other Assets	24,860
Increase (Decrease) in Liabilities
Accounts Payable	66,197
Accrued Payroll and Related Liabilities	17,003
Net Cash Provided by Operating Activities	76,893

Cash Flows from Investing Activities
Investment in Plant and Equipment	(11,340)
Net Cash Used in Investing Activities	(11,340)

Cash Flows from Financing Activities
Distributions Paid	(160,020)
Net Cash Used in Financing Activities	(160,020)

Net Increase (Decrease) in Cash and Cash Equivalents	(94,467)

Cash and Cash Equivalents, Beginning of Quarter	452,286

Cash and Cash Equivalents, End of Quarter	$357,819

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Quarter for Interest	$-

See accompanying notes and accountants' review report.

General Flange & Forge Corporation

Notes to Financial Statements

March 31, 2011 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the more significant accounting policies and practices of General Flange & Forge Corporation (the Company), which affect significant elements of the accompanying financial statements.

Organization

General Flange & Forge Corporation is an S-Corporation organized on May 18, 1972 under the laws of the State of Pennsylvania. The Company manufactures flanges in carbon steel, stainless steel and alloys.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company had demand deposits totaling $357,369 with a single bank. The cash is held in accounts that are covered by the FDIC up to $250,000.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined using the first-in, first-out method.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred. Depreciation expense for the quarter ended March 31, 2011 was $24,393.

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

General Flange & Forge Corporation

Notes to Financial Statements

March 31, 2011 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial Instruments

The Company’s financial instruments consist of accounts receivable and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

No provision for income taxes has been recorded in the financial statements as S-Corporation stockholders are required to report their share of the Company’s earnings or losses in their respective income tax returns.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company’s accounting policy is to exclude these taxes from revenues and cost of sales.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the quarter ended March 31, 2011 was $0.

Date of Management’s Review

Subsequent events have been evaluated through June 25, 2012, which is the date the financial statements were available to be issued.

NOTE B – ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the financial statements. The allowance for doubtful accounts on March 31, 2011 was $10,738.

General Flange & Forge Corporation

Notes to Financial Statements

March 31, 2011 (unaudited)

NOTE C - INVENTORY

Inventories at March 31, 2011 consisted of the following:

Raw Materials and Supplies	$519,108
Work In Process	1,908
Finished Goods	1,719,905
Reserve for Obsolescence	(10,000)

$2,230,921

NOTE D – PLANT AND EQUIPMENT

Plant and equipment at March 31, 2011 consisted of the following:

Machinery and Equipment	$807,043
Office Furniture and Equipment	279,060
Leasehold Improvements	18,661
Auto and Truck	79,169
1,183,933
Less: Accumulated Depreciation	(976,912)

$207,021

NOTE E – SUBSEQUENT EVENTS

On April 18, 2011 the Company sold all of its assets and liabilities to General Flange & Forge LLC (an unrelated company) for $5,506,829.

The selling price was allocated as follows:

Cash	$326,403
Accounts Receivable	933,110
Prepaid Expenses	3,750
Inventory	2,112,407
Fixed Assets	572,620
Lease Deposit	12,000
Goodwill	1,711,380
Liabilities Assumed	(164,841)

Total	$5,506,829

General Flange & Forge Corporation

Audited Financial Statements

For the Year Ending December 31, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated June 25, 2012 relating to our audit of the financial statements of General Flange & Forge Corporation for the year ending December 31, 2010.

DeLand, Florida

July 2, 2012

“Providing valued financial services for your personal and business needs. ”

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Auditors’ Report

To the Stockholders

General Flange & Forge Corporation

Huntingdon Valley, PA

We have audited the accompanying balance sheet of General Flange & Forge Corporation (an S Corporation) as of December 31, 2010, and the related statements of income, owners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of General Flange & Forge Corporation as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Dreggors, Rigsby & Teal, P.A.

June 25, 2012

“Providing valued financial services for your personal and business needs.”

General Flange & Forge Corporation

Balance Sheet

December 31, 2010 (audited)

Assets

Current Assets
Cash and Cash Equivalents	$452,286
Accounts Receivable, Net	682,284
Inventories, Net	2,115,474
Prepaid Expenses and Other Assets	55,820
Total Current Assets	3,305,864

Plant and Equipment , Net	220,074

Other Long-Term Assets
Lease Deposit	12,095
Total Other Long-Term Assets	12,095

Total Assets	$3,538,033

Liabilities and Owners' Equity

Current Liabilities
Accounts Payable	$53,901
Accrued Payroll and Related Liabilities	8,074
Total Current Liabilities	61,975

Owners' Equity
Capital Stock	10,720
Additional Paid-in Capital	289,916
Retained Earnings	3,175,422
Total Owners' Equity	3,476,058

Total Liabilities and Owners' Equity	$3,538,033

See accompanying notes and accountant's report.

General Flange & Forge Corporation

Statement of Income

For the Year Ended December 31, 2010 (audited)

Net Sales	$5,693,635

Cost of Sales	3,423,089

Gross Profit	2,270,546

Selling, General and Administrative Expenses	1,232,044

Net Income	$1,038,502

See accompanying notes and accountant's report.

General Flange & Forge Corporation

Statement of Owners' Equity

For the Year Ended December 31, 2010 (audited)

		Additional
	Capital	Paid-in	Retained
	Stock	Capital	Earnings

Balance, December 31, 2009	$10,720	$289,916	$3,129,500

Net Income	-	-	1,038,502

Owner Distributions	-	-	(992,580)

Balance, December 31, 2010	$10,720	$289,916	$3,175,422

Common Stock: $100 Par Value, 250 Shares Authorized, 107.2 Shares Issued and Outstanding

See accompanying notes and accountant's report.

General Flange & Forge Corporation

Statement of Cash Flows

For the Year Ended December 31, 2010 (audited)

Cash Flows from Operating Activities
Net Income	$1,038,502
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation	90,005
(Increase) Decrease in Assets
Accounts Receivable	13,525
Inventory	(576,777)
Prepaid Expenses and Other Assets	9,404
Increase (Decrease) in Liabilities
Accounts Payable	10,890
Accrued Payroll and Related Liabilities	2,245
Net Cash Provided by Operating Activities	587,794

Cash Flows from Investing Activities
Investment in Plant and Equipment	(41,717)
Net Cash Used by Investing Activites	(41,717)

Cash Flows from Financing Activities
Owner Distributions	(992,580)
Net Cash Used in Financing Activities	(992,580)

Net Increase (Decrease) in Cash and Cash Equivalents	(446,503)

Cash and Cash Equivalents, Beginning of Year	898,789

Cash and Cash Equivalents, End of Year	$452,286

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$-

See accompanying notes and accountant's report.

General Flange & Forge Corporation

Notes to Financial Statements

December 31, 2010 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the more significant accounting policies and practices of General Flange & Forge Corporation (the Company), which affect significant elements of the accompanying financial statements.

Organization

General Flange & Forge Corporation is an S-Corporation organized on May 18, 1972 under the laws of the State of Pennsylvania. The Company manufactures flanges in carbon steel, stainless steel and alloys.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company had demand deposits totaling $451,886 with a single bank. The cash is held in accounts that are covered by the FDIC up to $250,000.

Inventories

Inventories are stated at the lower of average cost or market value.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred. Depreciation expense for the year ended December 31, 2010 was $90,005.

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

General Flange & Forge Corporation

Notes to Financial Statements

December 31, 2010 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial Instruments

The Company’s financial instruments consist of accounts receivable and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

No provision for income taxes has been recorded in the financial statements as S-Corporation stockholders are required to report their share of the Company’s earnings or losses in their respective income tax returns.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company’s accounting policy is to exclude these taxes from revenues and cost of sales.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the year ended December 31, 2010 was $703.

Date of Management’s Review

Subsequent events have been evaluated through June 25, 2012, which is the date the financial statements were available to be issued.

NOTE B – ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the financial statements. The allowance for doubtful accounts on December 31, 2010 was $10,738.

General Flange & Forge Corporation

Notes to Financial Statements

December 31, 2010 (audited)

NOTE C - INVENTORY

Inventories at December 31, 2010 consisted of the following:

Raw Materials and Supplies	$375,437
Work In Process	1,908
Finished Goods	1,748,129
Reserve for Obsolescence	(10,000)

$2,115,474

NOTE D – PLANT AND EQUIPMENT

Plant and equipment at December 31, 2010 consisted of the following:

Machinery and Equipment	$797,772
Office Furniture and Equipment	277,260
Leasehold Improvements	18,661
Auto and Truck	79,169
1,172,862
Less: Accumulated Depreciation	(952,788)

$220,074

NOTE E – SUBSEQUENT EVENTS

On April 18, 2011 the Company sold all of its assets and liabilities to General Flange & Forge LLC (an unrelated company) for $5,506,829.

The selling price was allocated as follows:

Cash	$326,403
Accounts Receivable	933,110
Prepaid Expenses	3,750
Inventory	2,112,407
Fixed Assets	572,620
Lease Deposit	12,000
Goodwill	1,711,380
Liabilities Assumed	(164,841)

Total	$5,506,829

Tekna Seal LLC

Reviewed Financial Statements

For the 9 Months Ending March 31, 2012 (unaudited)

DREGGORS, RIGSBY & TEAL, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR –

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountants' Review Report

Board of Managers and Members

Tekna Seal LLC

Minneapolis, Minnesota

We have reviewed the accompanying balance sheet of Tekna Seal LLC as of March 31, 2012 and the related statements of income, members' equity and cash flows for the 9 months then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Dreggors, Rigsby & Teal, P.A.
Certified Public Accountants

May 22, 2012

"Providing valued financial services for your personal and business needs."

Tekna Seal LLC

Balance Sheet

March 31, 2012 (unaudited)

Assets
Current Assets
Cash and Cash Equivalents	$992,282
Accounts Receivable, Net	498,088
Due from Related Party
Inventories, Net	447,638
Prepaid Expenses and Other Assets	46,093
Total Current Assets	1,984,101

Plant and Equipment , Net	187,686

Other Assets
Long-Term Inventory	27,086
Due from Related Party	152,845
Goodwill	3,373,437
Total Other Assets	3,553,368

Total Assets	$5,725,155

Liabilities and Members' Equity

Current Liabilities
Accounts Payable	$182,295
Accrued Expenses	44,895
Due to Related Party	5,812
Total Current Liabilities	233,002

Members' Equity	5,492,153

Total Liabilities and Members' Equity	$5,725,155

See accompanying notes and accountant’s review report.

Tekna Seal LLC

Statement of Income

For the 9 Months Ended March 31, 2012 (unaudited)

Net Sales	$3,621,678

Cost of Sales	1,900,189

Gross Profit	1,721,489

Selling, General and Administrative Expenses	886,815

Income from Operations	834,674

Other Income (Expense)
Interest Income	4,291
Total Other Income (Expense)	4,291

Net Income	$838,965

See accompanying notes and accountant’s review report.

Tekna Seal LLC

Statement of Members' Equity

For the 9 Months Ended March 31, 2012 (unaudited)

				Total
	Membership	Members'	Unit	Members'
	Shares	Equity	Subscriptions	Equity

Balance, June 30, 2011	12,863	$5,184,045	$(9,599)	$5,174,446

Receipts on Unit Subscriptions	-	-	9,599	9,599

Net Income	-	838,965	-	838,965

Distributions	-	(530,857)	-	(530,857)

Balance, March 31, 2012	12,863	$5,492,153	$-	$5,492,153

Member Units, Par value $100 per Unit; 13,265 authorized , 12,863 outstanding

See accompanying notes and accountant’s review report.

Tekna Seal LLC

Statement of Cash Flows

For the 9 Months Ended March 31, 2012 (unaudited)

Cash Flows from Operating Activities
Net Income	$838,965
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation and Amortization	51,500
Deferred Rent Expense	(5,642)
(Increase) Decrease in Assets
Accounts Receivable	186,605
Inventory	(20,598)
Prepaid Expenses	50,575
Increase (Decrease) in Liabilities
Accounts Payable	(75,114)
Accrued Expenses	(87,559)
Due to Related Party	(11,831)
Net Cash Provided by Operating Activities	926,901

Cash Flows from Investing Activities
Loan to Related Party	(152,845)
Purchase of Plant and Equipment	(86,563)
Net Cash Used by Investing Activites	(239,408)

Cash Flows from Financing Activities
Receipt on Unit Subscriptions Receivable	9,599
Distributions to Members	(530,857)
Net Cash Used in Financing Activities	(521,258)

Net Increase (Decrease) in Cash and Cash Equivalents	166,235

Cash and Cash Equivalents, Beginning of Year	826,047

Cash and Cash Equivalents, End of Period	$992,282

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$-

See accompanying notes and accountant’s review report.

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Tekna Seal LLC is a limited liability corporation organized on September 16, 2002 under the laws of the State of Florida. The Company’s plant, located in Minnesota, manufactures hermetic glass-to-metal components to meet customer specifications. Customers primarily serve diverse markets including petro-chemical, medical, telecommunications and military.

International Activity

The Company serves customers both internationally and domestically. For the nine months ended March 31, 2012, international sales were $157,482, while domestic sales totaled $3,464,197. There were $44,256 of outstanding accounts receivable from international customers at March 31, 2012.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company places its cash with a high credit quality financial institution and does not believe it is exposed to any significant credit risk on cash equivalents. At times, cash in bank may exceed FDIC insurable limits.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimates this amount based upon prior experience with customers and an analysis of individual trade accounts at March 31, 2012. An allowance for doubtful accounts of $19,000 has been reserved as of March 31, 2012.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower cost or market (standard cost approximating purchase price) basis. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Due to customer specific products and the long-term sales cycle of some products, the Company separately reports a portion of inventory that is slow moving, but is maintaining its value as a long-term asset. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues. An allowance for inventory obsolescence of $28,005 has been reserved as of March 31, 2012.

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives of the assets as follows:

Leasehold Improvements	Life of the Lease
Machinery and Equipment	3 – 10 Years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expended as incurred.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that were acquired in the initial business acquisition for impairment and has determined that goodwill and other intangibles are not impaired.

Revenue Recognition

The Company recognizes revenue upon shipment of products when ownership of the product is transferred to the buyer.

Freight

Shipping and handling costs are included in cost of sales. These expenditures are expensed as incurred. Any reimbursement of costs from customers is included in revenue.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the nine months ended March 31, 2012 was $27,093.

Financial Instruments and Credit Risk

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and notes payable. The Company’s financial assets that are exposed to credit risk consist primarily of accounts receivable. No specific collateral is required. The Company has determined the fair value of its financial instruments approximates carrying value.

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members’ income tax returns. Certain states do require the Company to withhold taxes from its members.

The Company follows the income tax standard for uncertain tax positions. The Company evaluated its tax positions and determined it has no uncertain tax positions that would materially change the financial statements as of March 31, 2012. The Company’s income tax returns are subject to review and examination by federal, state and local authorities. The tax returns for the years 2008 and later are open to examination by federal and state authorities.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Date of Management’s Review

Subsequent events have been evaluated through May 22, 2012, which is the date the financial statements were available to be issued.

NOTE B - INVENTORIES

Inventories at March 31, 2012 consisted of the following:

Raw Materials	$276,795
Work-in-Process	43,612
Finished Goods	155,236
Reserve for Obsolescence	(28,005)
Total Inventory	447,638
Long-Term Inventory	27,086
Net Inventory	$474,724

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE C - PLANT AND EQUIPMENT

Plant and equipment at March 31, 2012 consisted of the following:

Manufacturing Equipment	$1,055,636
Leasehold Improvements	40,871
Vehicles	21,672
Total	1,118,179
Less: Accumulated Depreciation	930,493
Net Property and Equipment	$187,686

Depreciation expense for the nine months ended March 31, 2012 was $51,500.

NOTE D - LINE OF CREDIT

The Company has a line of credit with a bank for $250,000 which expires in February, 2013. The line of credit is secured by all inventory, accounts receivable and contract rights of the Company and is due on demand. The line of credit bears interest at 1 month LIBOR plus 0.5% with a 5.5% floor, (5.5% at March 31, 2012). There is no balance outstanding on the line of credit at March 31, 2012. The Company is subject to various operating and financial covenants on an annual basis.

NOTE E - MEMBERS’ EQUITY

Buy-Sell Agreement

As part of the operating agreement, members have committed to a plan whereby the Company and other members have first right of refusal related to any third-party purchases.

NOTE F - RELATED PARTIES

FloMet LLC has charged the Company $4,500 for shared board of directors fees for the 3 month period beginning January 1, 2012 and ending March 31, 2012. Additionally there was an accrual of $1,312 for estimated taxes for some of QMT’s shareholders.

On October 31, 2011, the Company loaned QMT, its largest shareholder, $150,000. The note bears interest at the rate of LIBOR + 2.75% per annum, accumulating annually and payable on the anniversary. The total principal of $150,000 is payable on October 31, 2016. Interest expense of $2,845 has been accrued and is reflected in the total Due from Related Party of $152,845.

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE G - BENEFIT PLANS

401(k) Plan

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. Currently, the match is 100% of employee contributions up to 5% of the employee’s compensation. The amount charged to expense under the Plan was $31,289 for the nine months ended March 31, 2012.

Incentive Plan

The Company implemented an incentive plan effective July 1, 2003. Cash incentive discretionary contributions will be made based on a percentage of operating profit compared to sales for the period. For the nine months ended March 31, 2012 expense of $59,307 was accrued or paid to eligible employees.

NOTE H - COMMITMENTS

Operating Leases

The Company leases its primary facility in Minneapolis under a noncancellable operating lease agreement expiring in May, 2013. The lease agreement requires escalating payments of $4,270 to $4,666 per month plus real estate taxes, maintenance and insurance.

The Company has a lease for a copier under a noncancellable operating lease agreement expiring June, 2014. The lease agreement requires monthly base payments of $310 plus maintenance and support.

Minimum future lease payments under these leases are as follows:

Year	Amount
2013	$59,640
2014	13,092
Total	$72,732

Rent expense was $65,340 for the nine months ended March 31, 2012.

NOTE I - CONCENTRATIONS

For the nine months ended March 31, 2012, approximately 60% of the Company’s total sales were from three customers. Accounts receivable at March 31, 2012 from those three customers was 57% of the total accounts receivable balance.

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE J - UNIT OPTION PLAN

During 2006, the Company adopted a Unit Option Plan. Under the plan, the Company may grant options to its key employees for up to 502 units of ownership. The exercise price of each option equals the Company’s fair value on the date of grant and an option’s maximum term is five years. Vesting periods range from immediate to five years from the date of grant. Compensation costs relating to share-based payment transactions occurring prior to July 1, 2006 are recognized in the financial statements using the intrinsic value method, whereas compensation expense is recognized as the difference between the fair value of the Company and the exercise price. For the nine months ended March 31, 2012 the Company recognized $-0- of compensation expense for unit options.

TEKNA SEAL LLC

(A LIMITED LIABILITY CORPORATION)

FINANCIAL STATEMENTS

YEARS ENDED JUNE 30, 2011 AND 2010 (audited)

TEKNA SEAL LLC

TABLE OF CONTENTS

YEARS ENDED JUNE 30, 2011 AND 2010

CONSENT OF INDEPENDENT ACCOUNTANTS

Board of Directors

ARC Wireless Solutions, Inc.

We consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated August 3, 2011 relating to our audit of the financial statements of Tekna Seal LLC for the years ended June 30, 2011 and 2010.

CliftonLarsonAllen LLP

Minneapolis, Minnesota

July 2, 2012

CPAs, Consultants & Advisors
www.larsonallen.com

INDEPENDENT AUDITORS' REPORT

Board of Managers and Members
Tekna Seal LLC
Minneapolis, Minnesota

We have audited the accompanying balance sheets of Tekna Seal LLC as of June 30, 2011 and 2010, and the related statements of income, members' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tekna Seal LLC as of June 30, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

LarsonAllen LLP

Minneapolis, Minnesota

August 3, 2011

TEKNA SEAL LLC

BALANCE SHEETS

JUNE 30, 2011 AND 2010 (audited)

	2011	2010
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$826,047	$391,920
Accounts Receivable, Net	684,693	631,010
Inventories, Net	427,040	464,493
Prepaid Expenses	96,668	27,297
Total Current Assets	2,034,448	1,514,720

PLANT AND EQUIPMENT, Net of Accumulated Depreciation	152,622	129,047

OTHER ASSETS
Long-Term Inventory	27,086	67,425
Goodwill	3,373,437	3,373,437
Total Other Assets	3,400,523	3,440,862

Total Assets	$5,587,593	$5,084,629

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts Payable	$257,409	$230,292
Accrued Expenses	132,454	80,474
Accrued Expenses - Related Parties	17,642	8,000
Total Current Liabilities	407,505	318,766

LONG-TERM LIABILITIES
Deferred Rent	5,642	6,283

Total Liabilities	413,147	325,049

MEMBERS' EQUITY	5,174,446	4,759,580

Total Liabilities and Members' Equity	$5,587,593	$5,084,629

See accompanying Notes to Financial Statements .

TEKNA SEAL LLC

STATEMENTS OF INCOME

YEARS ENDED JUNE 30, 2011 AND 2010 (audited)

	2011		2010
	Amount	Percent	Amount	Percent

NET SALES	$5,248,812	100.0%	$3,817,461	100.0%

COST OF SALES	2,604,377	49.6	2,035,369	53.3

GROSS PROFIT	2,644,435	50.4	1,782,092	46.7

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,212,540	23.1	1,113,278	29.2

INCOME FROM OPERATIONS	1,431,895	27.3	668,814	17.5

OTHER INCOME (EXPENSE)
Interest Income	3,189	0.1	676	-
Interest Expense	-	-	(572)	-
Other Income, Net	11,834	0.2	60	-
Total Other Income	15,023	0.3	164	-

NET INCOME	$1,446,918	27.6	$668,978	17.5

See accompanying Notes to Financial Statements .

TEKNA SEAL LLC

STATEMENTS OF MEMBERS’ EQUITY

YEARS ENDED JUNE 30, 2011 AND 2010 (audited)

				Total
	Members' Units	Members' Equity	Unit Subscriptions	Members' Equity

BALANCE AT JUNE 30, 2009	12,763	$4,642,894	$(25,592)	$4,617,302

Unit Options Exercised	50	19,994	(19,994)	-

Receipts on Unit Subscriptions	-	-	32,789	32,789

Net Income	-	668,978	-	668,978

Distributions	-	(559,489)	-	(559,489)

BALANCE AT JUNE 30, 2010	12,813	4,772,377	(12,797)	4,759,580

Unit Options Exercised	50	19,994	(19,994)	-

Receipts on Unit Subscriptions	-	-	23,192	23,192

Net Income	-	1,446,918	-	1,446,918

Distributions	-	(1,055,244)	-	(1,055,244)

BALANCE AT JUNE 30, 2011	12,863	$5,184,045	$(9,599)	$5,174,446

Member Units, Par Value $100 per Unit; 13,065 Authorized at June 30, 2011 and 2010; 12,863 and 12,813 Units Outstanding at June 30, 2011 and 2010, Respectively.

See accompanying Notes to Financial Statements .

TEKNA SEAL LLC

STATEMENTS OF CASH FLOWS

YEARS ENDED JUNE 30, 2011 AND 2010 (audited)

	2011	2010
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net Income	$1,446,918	$668,978
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation and Amortization	63,837	56,833
Deferred Rent Expense	(641)	900
(Increase) Decrease in Current Assets:
Accounts Receivable	(53,683)	(65,511)
Inventories	77,792	(160,597)
Prepaid Expenses	(69,371)	4,228
Increase (Decrease) in Current Liabilities:
Accounts Payable	27,117	132,700
Accrued Expenses	61,622	(5,375)
Net Cash Provided by Operating Activities	1,553,591	632,156

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Plant and Equipment	(87,412)	(26,422)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Long-Term Debt	-	(57,803)
Receipts on Unit Subscriptions	23,192	32,789
Member Distributions	(1,055,244)	(559,489)
Net Cash Used by Financing Activities	(1,032,052)	(584,503)

NET INCREASE IN CASH AND CASH EQUIVALENTS	434,127	21,231

Cash and Cash Equivalents - Beginning of Year	391,920	370,689

CASH AND CASH EQUIVALENTS - END OF YEAR	$826,047	$391,920

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash Paid for Interest	$-	$572

See accompanying Notes to Financial Statements .

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Tekna Seal LLC is a limited liability corporation organized on September 16, 2002 under the laws of the State of Florida. The Company's plant located in Minnesota manufactures hermetic glass-to-metal components to meet customer specifications. Customers primarily serve diverse markets including petro-chemical, medical, telecommunications and military.

The Company is related through common ownership to FloMet LLC, located in Florida.

International Activity

The Company serves customers both internationally and domestically. For the year ended June 30, 2011, international sales were $211,463 (4%), while domestic sales totaled $5,037,349. For the year ended June 30, 2010, international sales were $244,277 (6%), while domestic sales totaled $3,573,184. There was $30,872 and $33,768 of outstanding accounts receivable from international customers at June 30, 2011 and 2010, respectively.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company places its cash with a high credit quality financial institution and does not believe it is exposed to any significant credit risk on cash and cash equivalents. At times, cash in bank may exceed FDIC insurable limits.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimated this amount based upon prior experience with customers and analysis of individual trade accounts at June 30, 2011 and 2010. An allowance for doubtful accounts of approximately $19,000 has been reserved as of June 30, 2011 and 2010.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower of cost or market (standard cost approximating purchase price) basis. It is the Company's practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Due to customer specific products and the long-term sales cycle of some products, the Company separately reports a portion of inventory that is slow moving, but is maintaining its value as a long-term asset. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues.

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Leasehold Improvements	Life of the Lease
Machinery and Equipment	3 – 10 Years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that were acquired in the initial business acquisition for impairment and has determined that goodwill and other intangibles are not impaired.

Revenue Recognition

The Company recognizes revenue upon shipment of products when ownership of the product is transferred to the buyer.

Freight

Shipping and handling costs are included in cost of sales. These expenditures are expensed as incurred. Any reimbursement of costs from customers is included in revenue.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the years ended June 30, 2011 and 2010 were approximately $40,000 and $28,000, respectively.

Financial Instruments and Credit Risk

The Company's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and notes payable. The Company's financial assets that are exposed to credit risk consist primarily of accounts receivable. No specific collateral is required. The Company has determined the fair value of its financial instruments approximates carrying value.

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members' income tax returns. Certain states do require the Company to withhold taxes from its members.

The Company follows the income tax standard for uncertain tax positions. The Company evaluated its tax positions and determined it has no uncertain tax positions that would materially change the financial statements as of June 30, 2011. The Company's income tax returns are subject to review and examination by federal, state and local authorities. The tax returns for the years 2008 and later are open to examination by federal and state authorities.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through August 3, 2011, the date the financial statements were available to be issued.

NOTE 2	INVENTORIES

Inventories at June 30, 2011 and 2010 consisted of the following;

	2011	2010
Raw Materials	$246,853	$240,976
Work-in-Process	59,594	112,154
Finished Goods	137,873	148,968
Reserve for Obsolescence	(17,280)	(37,605)
Total Inventory	427,040	464,493
Long-Term Inventory	27,086	67,425
Net Inventory	$454,126	$531,918

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 3	PLANT AND EQUIPMENT

Plant and equipment at June 30, 2011 and 2010 consisted of the following:

	2011	2010
Manufacturing Equipment	$969,072	$903,331
Leasehold Improvements	40,871	40,871
Vehicles	21,672	8,000
Total	1,031,615	952,202
Less: Accumulated Depreciation	878,993	823,155
Net Property and Equipment	$152,622	$129,047

Depreciation expense for the years ended June 30, 2011 and 2010 was $63,837 and $56,695, respectively.

NOTE 4	LINE OF CREDIT

The Company has a line of credit with a bank for $250,000 which expires in February 2013. The line of credit is secured by all inventory, accounts receivable and contract rights of the Company and is due on demand. The line of credit bears interest at 1 month LIBOR plus 0.5% with a 5.5% floor, (5.5% at June 30, 2011). There is no balance outstanding on the lines of credit at June 30, 2011 and 2010. The Company is subject to various operating and financial covenants on an annual basis.

NOTE 5	MEMBERS' EQUITY

Buy -Sell Agreement

As part of the operating agreement, members have committed to a plan whereby the Company and other members have first right of refusal related to any third-party purchases.

NOTE 6	RELATED PARTIES

Operations

Accrued expenses due to FloMet LLC at June 30, 2011 and 2010 were $17,642 and $8,000, respectively, for board expenses. In addition, the Company has not sold any goods and services to FloMet LLC and has not purchased any goods from FloMet LLC for the years ended June 30, 2011 and 2010. The amount charged to the Company for shared board fees was $30,182 and $41,680 for the years ended June 30, 2011 and 2010, respectively.

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 7	BENEFIT PLANS

401(k) Plan

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. Currently, the match is 100% of employee contributions up to 5% of the employee's compensation. The amount charged to expense under the Plan was $34,115 and $33,750 for the years ended June 30, 2011 and 2010, respectively.

Incentive Plan

The Company implemented an incentive plan effective July 1, 2003. Cash incentive discretionary contributions will be made based on a percentage of operating profit compared to sales for the period. For the years ended June 30, 2011 and 2010, expense of $116,407 and $32,680, respectively, was accrued or paid to eligible employees.

NOTE 8	COMMITMENTS

Operating Leases

The Company leases its primary facility in Minneapolis under a noncancellable operating lease agreement expiring in May 2013. The lease agreement requires escalating payments of $4,270 to $4,666 per month plus real estate taxes, maintenance and insurance. Rent expense is recorded on a straight-line basis over the term of the lease due to escalating rent payments over the lease term which results in deferred rent of $5,642 and $6,283 at June 30, 2011 and 2010, respectively.

The Company has a lease for a copier under a noncancellable operating lease agreement expiring June 2014. The lease agreement requires monthly base payments of $310 plus maintenance and support.

Minimum future lease payments under these leases are as follows:

Year	Amount
2012	$58,249
2013	55,046
2014	3,720
Total	$117,015

Rent expense was $87,935 and $82,871 for the years ended June 30, 2011 and 2010, respectively.

Concentrations

For the year ended June 30, 2011, approximately 63% of the Company's total sales were from three customers. Accounts receivable at June 30, 2011 from those three customers was 73% of the total accounts receivable balance.

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 8	COMMITMENTS (CONTINUED)

Concentrations (Continued)

For the year ended June 30, 2010, approximately 63% of the Company's total sales were from three customers. Accounts receivable at June 30, 2010 from those three customers was 71% of the total accounts receivable balance.

NOTE 9	UNIT OPTION PLAN

During 2006, the Company adopted a Unit Option Plan. Under the plan, the Company may grant options to its key employees for up to 502 units of ownership. The exercise price of each option equals the Company's fair value on the date of grant and an option's maximum term is five years. Vesting periods range from immediate to five years from the date of grant. Compensation costs relating to share-based payment transactions occurring prior to July 1, 2006 are recognized in the financial statements using the intrinsic value method, whereas compensation expense is recognized as the difference between the fair value of the Company and the exercise price. For the years ended June 30, 2011 and 2010, the Company recognized $-0- of compensation expense for unit options.

A summary of the status of the Company's unit option plan is presented below:

	2011		2010
		Weighted- Average Exercise		Weighted- Average Exercise
	Unit Options	Price	Unit Options	Price
Outstanding - Beginning of Year	102	$399.87	202	$399.87
Granted	-	-	-	-
Exercised	(50)	399.87	(50)	399.87
Expired	(52)	399.87	(50)	399.87
Outstanding - End of Year	-	$399.87	102	$399.87

Tubefit LLC

Reviewed Financial Statements

For the Period Ending March 31, 2012 (unaudited)

Dreggors, Rigsby & Teal, p.a.

 - CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR –

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountants' Review Report

To the Members

Tubefit LLC

Missouri City, Texas

We have reviewed the accompanying balance sheet of Tubefit LLC as of March 31, 2012 and the related statements of income, members' equity and cash flows for the period then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Dreggors, Rigsby & Teal, P.A.
Certified Public Accountants

May 31, 2012

"Providing valued financial services for your personal and business needs."

Tubefit LLC

Balance Sheet

March 31, 2012 (unaudited)

Assets

Current Assets
Cash and Cash Equivalents	$2,534
Accounts Receivable, Net	227,132
Inventory, Net	393,459
Prepaid Expenses and Other Assets	77,210
Total Current Assets	700,335

Plant and Equipment , Net	42,342

Other Long-Term Assets
Deposits	8,113
Deferred Loan Costs, Net	5,737
Organizational Costs, Net	8,276
Goodwill	128,939
Total Other Long-Term Assets	151,065

Total Assets	$893,742

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$34,700
Accounts Payable	80,970
Accrued Payroll and Related Liabilities	3,488
Due to Related Party	177,950
Total Current Liabilities	297,108

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	565,300
Due to Related Party	154,000
Total Long-Term Liabilities	719,300

Members' Equity	(122,666)

Total Liabilities and Members' Equity	$893,742

See accompanying notes and accountants' review report.

Tubefit LLC

Statement of Income

For the Period Ended March 31, 2012 (unaudited)

Net Sales	$365,519

Cost of Sales	333,339

Gross Profit	32,180

Selling, General and Administrative Expenses	137,816

Income (Loss) from Operations	(105,636)

Other Income (Expense)
Interest Expense	(18,030)
Total Other Income (Expense)	(18,030)

Net Income (Loss)	$(123,666)

See accompanying notes and accountants' review report.

Tubefit LLC

Statement of Members' Equity

For the Period Ended March 31, 2012 (unaudited)

	Membership	Members'
	Shares	Equity

Balance, June 30, 2011	-	$-

Initial Capitalization	1,000	1,000

Net Income (Loss)		(123,666)

Balance, March 31, 2012	1,000	$(122,666)

Member Units, Par value $1 per Unit; 1,000 authorized, issued, and outstanding

See accompanying notes and accountants' review report.

Tubefit LLC

Statement of Cash Flows

For the Period Ended March 31, 2012 (unaudited)

Cash Flows from Operating Activities
Net Income (Loss)	$(123,666)
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation	1,330
Amortization	4,205
(Increase) Decrease in Assets
Accounts Receivable	(227,132)
Inventory	(393,459)
Prepaid Expenses and Other Assets	(77,210)
Deposits	(8,113)
Increase (Decrease) in Liabilities
Accounts Payable	80,970
Accrued Payroll and Related Liabilities	3,488
Due to Related Party	331,950
Net Cash Used in Operating Activities	(407,637)

Cash Flows from Investing Activities
Purchases of Furniture and Equipment	(43,672)
Purchase of Goodwill	(128,939)
Net Cash Used in Investing Activities	(172,611)

Cash Flows from Financing Activities
Initial Capitalization	1,000
Debt Proceeds	600,000
Loan and Organizational Costs	(18,218)
Net Cash Provided by Financing Activities	582,782

Net Increase (Decrease) in Cash and Cash Equivalents	2,534

Cash and Cash Equivalents, Beginning of Year	-

Cash and Cash Equivalents, End of Period	$2,534

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$18,030

See accompanying notes and accountants' review report.

Tubefit LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Tubefit LLC is a limited liability company organized on October 19, 2011 under the laws of the State of Delaware. The Company is located in Texas and sells i mport carbon steel butt weld pipe fittings and forged carbon steel flanges to wholesalers.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The cash is held in accounts that are covered by the FDIC up to $250,000.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimates this amount based upon prior experience with customers and an analysis of individual trade accounts at March 31, 2012. No allowance for doubtful accounts has been reserved as of March 31, 2012.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower cost or market (standard cost approximating purchase price) basis. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues. No allowance for inventory obsolescence has been reserved as of March 31, 2012.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

Tubefit LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that were acquired in the initial business acquisition for impairment and has determined that goodwill and other intangibles are not impaired.

Financial Instruments

The Company’s financial instruments consist of notes and accounts receivable and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members’ income tax returns.

The Company’s income tax returns are subject to review and examination by federal, state and local authorities. No tax returns have been filed for this company yet and therefore no tax returns are open to examination by federal and state authorities.

Tubefit LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the period ended March 31, 2012 were $1,239.

Freight

Shipping and handling costs are included in cost of sales. These expenditures are expensed as incurred. Any reimbursement of costs from customers is included in revenue.

Date of Management’s Review

Subsequent events have been evaluated through May 31, 2012, which is the date the financial statements were available to be issued.

NOTE B - INVENTORY

Inventories at March 31, 2012 consisted of the following:

Goods Available for Sale	$393,459

$393,459

NOTE C – PLANT AND EQUIPMENT

Plant and equipment at March 31, 2012 consisted of the following:

Machinery and Equipment	$42,812
Office Furniture and Equipment	860
43,672
Less: Accumulated Depreciation	(1,330)

$42,342

Depreciation expense for the period ended March 31, 2012 was $1,123.

NOTE D – LONG-TERM DEBT

Long-term debt payable at March 31, 2012, consisted of the following:

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; payable in interest only payments at 5.95% until December 2012, followed by monthly principal and interest payments of $11,586 with interest at 5.95% beginning December 2012.	$600,000

Tubefit LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE D – LONG-TERM DEBT (continued)

Maturities on notes payable at March 31, 2012, are as follows:

2013	$34,700
2014	108,316
2015	114,939
2016	121,968
2017	129,426
2018	90,651

$600,000

NOTE E – RELATED PARTY TRANSACTIONS

Certain organizational expenses, legal, and employee benefit expenses related to the Company were paid by FloMet LLC. FloMet LLC has similar owners as Tubefit LLC. The total expenses paid by FloMet LLC in the period ended March 31, 2012 were $52,104. The total amount owed to FloMet LLC as of March 31, 2012 was $52,104.

The Company borrowed $150,000 from its parent company, Quadrant Metals Technologies LLC, to use as operating capital. An additional $4,000 of interest has been accrued on this loan. The total money due to Quadrant Metals Technologies LLC as of March 31, 2012 was $150,000.

The Company borrowed $125,000 from General Flange and Forge LLC, to use as operating capital. General Flange and Forge LLC has similar owners as Tubefit LLC. An additional $846 of interest has been accrued on this loan. The total money due to General Flange and Forge LLC as of March 31, 2012 was $125,846. Also the Company purchased product from General Flange and Forge LLC in the ordinary course of business. The amount purchased since inception is $59,412 and is included in accounts payable at March 31, 2012.

Quadrant Metals Technologies LLC

Comparative Consolidated Financial Statements (unaudited)

Years Ending June 30, 2011 and June 30, 2010

Comparative Financial Statement Presentation (Unaudited)

Years Ending June 30, 2011 and June 30, 2010

The following financial information is provided for purposes of comparative presentation of QMT for the fiscal years’ ended June 30, 2011 and 2010 to reflect that FloMet and Tekna Seal which were under common control as of the date QMT acquired such companies. While the financial information utilized for such compilation has been derived from the respective audited financial statements of such companies, as presented separately elsewhere in this Proxy Statement, the following comparative financial statements have not been audited and the 2010 information varies from the respective audited financial statements of FloMet and Tekna Seal due to the effect of intercompany eliminations.

Quadrant Metals Technologies LLC (“QMT”) was audited as of June 30, 2011 and for the fiscal year then ended June 30, 2011, on a consolidated basis with its subsidiaries Flomet, Tekna Seal LLC and General Flange and Forge, LLC

FloMet LLC and Tekna Seal LLC were audited separately as of June 30, 2010 and for the fiscal year then ended June 30, 2010.

Quadrant Metals Technologies LLC

Comparative Consolidated Balance Sheet (unaudited)

June 30, 2011 and June 30, 2010

	2011	2010(1)

Assets

Current Assets
Cash and Cash Equivalents	$1,740,245	$2,821,622
Accounts Receivable, Net of Allowance for Doubtful Accounts	3,539,590	1,942,768
Due from Related Party	6,572	0
Due from Member		7,744
Inventories	4,357,811	1,625,208
Prepaid Expenses and Other Assets	715,204	492,714
Total Current Assets	10,359,422	6,890,056

Plant and Equipment, Net of Accumulated Depreciation	4,597,986	3,807,367

Long-Term Assets
Goodwill	6,834,493	3,373,437
Other Long-Term Assets	324,009	104,425
Total Long-Term Assets	7,158,502	3,477,862

Total Assets	$22,115,910	$14,175,285

Liabilities and Members’ Equity

Current Liabilities
Current Portion of Long-Term Debt	$1,452,330	$435,633
Line of Credit Payable	700,000
Accounts Payable	1,074,055	582,989
Accrued Payroll and Related Liabilities	503,964	270,584
Other Accrued Expenses	166,638	204,459
Due to Related Party	116,385	0
Unearned Mold Income	197,114	104,861
Total Current Liabilities	4,210,486	1,598,526

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	5,903,312	1,569,914
Deferred Rent	5,642	6,283
Total Long-Term Liabilities	5,908,954	1,576,197

Minority Shareholders’ Interests	2,017,636	1,649,905

Members’ Equity	9,978,834	9,350,657

Total Liabilities and Members’ Equity	$22,115,910	$14,175,285

See accompanying notes.

(1)	The financial information for QMT for June 30, 2010 is derived from the audited financial statements of FloMet and Tekna Seal, respectively, as presented separately elsewhere in this document, however, the comparative presentation is unaudited and varies from the 2010 audited financial statements due to giving effect to intercompany eliminations.

Quadrant Metals Technologies LLC

Comparative Consolidated Statement of Income (unaudited)

For the Years Ended June 30, 2011 and June 30, 2010

	2011	2010(1)
Revenues
Sales	$20,390,763	16,238,236
Interest Income	11,293	8,297
Other Income	14,091	3,311
Total Revenues	20,416,147	16,249,844

Cost and Expenses
Cost of Sales	12,843,216	9,411,893
Selling, General and Administrative Expenses	4,589,812	4,137,445
Interest Expense	272,291	151,561
Total Cost and Expenses	17,705,319	13,700,899

Earnings Before Minority Interest	2,710,828	2,548,945

Minority Interest	(2,604,630)	(382,329)-

Net Income	$106,198	2,166,616

See accompanying notes.

(1)	The financial information for QMT for June 30, 2010 is derived from the audited financial statements of FloMet and Tekna Seal, respectively, as presented separately elsewhere in this document, however, the comparative presentation is unaudited and varies from the 2010 audited financial statements due to giving effect to intercompany eliminations.

Quadrant Metals Technologies LLC

Comparative Consolidated Statement of Members’ Equity (unaudited)

For the Years Ended June 30, 2011 and June 30, 2010

Balance, June 30, 2010	$10,384,754
Unit Options Exercised & Issued	10,404
Payments on Notes Receivable	42,876
Earnings Before Minority Interest	2,548,945
Distributions	(1,986,417)

Balance, June 30, 2011	$11,000,562

Total Equity Reported on Balance Sheet as of June 30, 2010
Minority Shareholders’ Interests	$1,649,905
Members’ Equity	9,350,657
$11,000,562

Unit Options Exercised & Issued	-
Initial Capitalization	250,000
Payments on Notes Receivable	43,163
Earnings Before Minority Interest	2,710,828
Distributions	(2,008,083)
Balance, June 30, 2011	$11,996,470

Total Equity Reported on Balance Sheet as of June 30, 2011
Minority Shareholders’ Interests	$2,017,636
Members’ Equity	9,978,834
$11,996,470

See accompanying notes.

Quadrant Metals Technologies LLC

Comparative Consolidated Statement of Cash Flows (unaudited)

For the Years Ended June 30, 2011 and June 30, 2010

	2011	2010 (1)
Cash Flows from Operating Activities
Earnings Before Minority Interest	$2,710,828	$2,548,945
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation and Amortization	638,220	587,401
Deferred Rent Expense	(641)	900
(Increase) Decrease in Assets
Accounts Receivable	(1,596,822)	1,031,116
Due from Related Party	(92,353)	0
Due from Member	1,172	6,136
Inventory	(2,692,264)	(171,916)
Prepaid Expenses and Other Assets	(222,490)	(144,464)
Other Long-Term Assets	(213,765)
Increase (Decrease) in Liabilities
Accounts Payable	491,066	161,955
Other Accrued Expenses	204,579	(190,082)
Due to Related Party	199,718
Unearned Mold Income	92,253	53,173
Net Cash Provided by Operating Activities	(480,499)	3,883,164

Cash Flows from Investing Activities
Purchase of Goodwill	(3,461,056)

Investment in Plant and Equipment	(1,420,020)	(711,845)
Net Cash Used by Investing Activities	(4,881,076)	(711,845)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	6,810,475	532,466
Loan Costs on Issuance of Long-Term Debt	(54,980)
Payments on Long-Term Debt	(760,376)	(416,788)
Proceeds from Member Shares Issued	293,162	(8,335)
Distributions to Members	(2,008,083)	(1,986,417)
Net Cash Used in Financing Activities	4,280,198	(1,879,074)

Net Increase (Decrease) in Cash and Cash Equivalents	$(1,081,377)	$1,292,245

Cash and Cash Equivalents, Beginning of Year	$2,821,622	$1,529,377

Cash and Cash Equivalents, End of Year	$1,740,245	$2,821,622

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$260,813	$151,561

Non-Cash Financing Activity
Membership units of Tekna Seal LLC were contributed to the Company	$4,459,227
Membership units of FloMet LLC were contributed to the Company	$5,655,740

See accompanying notes.

(1)	The financial information for QMT for June 30, 2010 is derived from the audited financial statements of FloMet and Tekna Seal, respectively, as presented separately elsewhere in this document, however, the comparative presentation is unaudited and varies from the 2010 audited financial statements due to giving effect to intercompany eliminations.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statements (unaudited)

June 30, 2011 and June 30, 2010

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company is a limited liability company organized on March 1, 2011 under the laws of the State of Delaware. The Company serves as a holding company that owns a majority interest in several manufacturing businesses (FloMet LLC, Tekna Seal LLC, and General Flange & Forge LLC). The Company had 35,000 and 33,065 membership units authorized and 32,832 and 25,693 membership units issued and outstanding at June 30, 2011 and 2010, respectively.

Significant Business Acquisitions

The Company acquired a 90% ownership of General Flange & Forge LLC on March 1, 2011 with an initial cash investment in General Flange and Forge LLC of $2,250,000. General Flange & Forge LLC began business on March 1, 2011. With the initial cash investments of its shareholders and a bank loan, General Flange & Forge LLC purchased assets and assumed liabilities of General Flange & Forge, Inc. for $5,506,829 on April 18, 2011. The allocation of the purchase price of General Flange & Forge, Inc. is as follows:

Cash	$326,403
Accounts Receivable	933,110
Inventory	2,112,407
Fixed Assets	572,620
Other Assets	15,750
Goodwill	1,711,380
Accounts Payable	(164,841)

General Flange & Forge LLC manufactures domestic flanges in carbon steel, stainless steel and alloys. All activity for General Flange and Forge LLC has been reflected in the consolidated statement of income.

The Company acquired an 85.0346% ownership of Tekna Seal LLC on May 1, 2011 as the result of contributions of Tekna Seal LLC membership units owned individually by the owners of the Company. Tekna Seal LLC manufactures hermetic glass-to-metal components to meet customer specifications. The annual activity of Tekna Seal LLC is reflected in the consolidated statement of income with the activity occurring prior to acquisition listed as a part of the “Minority Interest” allocation.

The Company acquired an 84.99% ownership of FloMet LLC on June 30, 2011 as the result of contributions of FloMet LLC membership units owned individually by the owners of the Company. FloMet LLC manufactures component parts from metal powder, primarily stainless steel base, to customer specifications. Since the ownership changed at the end of the day on the last day of the fiscal year, no income and expense is attributed to the Company for the year ending June 30, 2011. The annual activity of FloMet LLC is reported in the comparative consolidated financial statements as part of the “Minority Interest” allocation on the comparative consolidated statement of income.

Principles of Consolidation

The comparative consolidated financial statements include the accounts of the Company and its majority owned subsidiaries for the years ending June 30, 2011 and 2010. All intercompany balances and transactions have been eliminated upon consolidation.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company places its cash with high credit quality financial institutions and does not believe it is exposed to any significant credit risk on cash and cash equivalents. At times, cash in bank may exceed FDIC insurable limits.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement

June 30, 2011 (audited) and June 30, 2010 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The Company estimates its allowance for doubtful accounts based on length of time past due and ability to pay the obligation. An allowance for doubtful accounts of $69,092 and $60,000 has been reserved as of June 30, 2011 and 2010, respectively.

Inventories

Inventories are stated at the lower of average cost or market value. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage.

Investments

The Company uses the equity method for accounting for its investments in closely held businesses. In applying the equity method, the Company records its initial investment at cost and subsequently increases or decreases the carrying amount of the investment by its proportionate share of the net earning or losses and other income of the investee. Equity distributions are recorded as reductions in the carrying value of the investment.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of June 30, 2011 and 2010, the Company had $197,114 and $104,861, respectively, of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of June 30, 2011 and 2010, the Company has incurred costs of $105,600 and $375,675, respectively, related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the year ended June 30, 2011 and 2010, the Company incurred $1,102,000 and $980,000, respectively, for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, notes and accounts receivable, accrued liabilities, and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of comparative consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the comparative consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

No provision for income taxes has been recorded in the comparative consolidated financial statements as Members are required to report their share of the Company’s earnings or losses in their respective income tax returns.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company’s accounting policy is to exclude these taxes from revenues and cost of sales.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the year ended June 30, 2011and 2010, was approximately $131,567 and $108,669, respectively.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Date of Management’s Review

Subsequent events have been evaluated through August 17, 2011, which is the date the comparative consolidated financial statements were available to be issued.

NOTE B – ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the comparative consolidated financial statements.

The Company has no policy requiring collateral or other security to support its accounts receivable, however, it is in possession of the customers’ tools and the sales contract provides that title for the tool will transfer to the Company in the event of nonpayment.

During the year ended June 30, 2011and 2010, FloMet LLC, a majority owned subsidiary derived approximately 57 and 60 percent, respectively, of its total net sales from three customers. At June 30, 2011 and June 30, 2010, receivables totaling approximately $914,128 and $628,500, respectively, were from these three customers.

NOTE C - INVENTORY

Inventories, net at June 30, 2011 and 2010 consisted of the following:

	2011	2010

Raw Materials and Supplies	$1,302,031	$426,093
Work In Process	822,354	486,956508
Finished Goods	2,213,407	582,165
Spare Parts	217,299	267,599
Reserve for Obsolescence	(197,280)	(137,605)

	$4,357,811	$1,625,208

Long Term Inventory		67,425

Net Inventory	$4,357,811	$1,692,633

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE D – PLANT AND EQUIPMENT

Plant and equipment at June 30, 2011 and 2010 consisted of the following:

	2011	2010

Building and Improvements	$2,070,076	$2,070,076

Machinery and Equipment	8,220,929	6,959,966
Leasehold Improvements	40,871	40,871
Vehicles	1 11,083	8,000
Construction in Process	160,392	112,417
	10,603,351	9,191,330
Less: Accumulated Depreciation	6,005,365	5,383,963
	$4,597,986	$3,807,367

NOTE E – LONG-TERM DEBT

Long-term debt payable at June 30, 2011, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 7.49%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points;
balance due November 2021.	$810,830

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $24,027 with interest at 7.30%; balance due April 2012.	232,280

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $14,334 with interest at 7.50%; balance due December, 2014.	526,757

Note payable to bank with maximum draws of $500,000; collateralized by equipment; payable in interest only payments at 5.00% until January 2012, followed by principal and interest payments calculated based on the final loan draw at 6.50%; balance due December, 2015.	126,494

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of 10,362 with interest at 6.00%; balance due December, 2015.	456,621

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $58,000 with interest at 5.95%; balance due March, 2016.	2,870,946

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $17,572 with interest at 5.95%; balance due March, 2016.	884,108

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE E – LONG-TERM DEBT (continued)

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $28,772 with interest at 5.95%; balance due March, 2016.	1,447,606

Total Long-Term Debt	7,355,642

Less: Current Portion	(1,452,330)

Total Long-Term Debt Less Current Portion	$5,903,312

Maturities on notes payable at June 30, 2011, are as follows:

2012	$1,452,330
2013	1,360,768
2014	1,448,296
2015	1,453,803
2016	1,135,070
2017 – 2021	445,817
2022	59,558

$7,355,642

Long-term debt payable at June 30, 2010, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 7.49%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$859,260

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $24,027 with interest at 7.30%; balance due April 2012.	492,810

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $14,334 with interest at 7.50%; balance due December, 2014.	653,477

Total Long-Term Debt	2,005,547
Less: Current Portion	(435,633)

Total Long-Term Debt less Current Portion	$1,569,914

Maturities on notes payable at June 30, 2010, are as follows:

2011	$435,633
2012	420,870
2013	203,714
2014	219,750
2015	149,423
2016 – 2020	413,414
2021 – 2022	162,742

$2,005,547

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE F – UNUSED LINES OF CREDIT

The Company has an available line of credit of up to $750,000, due November, 2011, bearing interest at 5.00%, which is collateralized by accounts receivable and inventory. At June 30, 2011, the outstanding balance on the line of credit was $700,000.

The Company has an available line of credit of up to $250,000, due February, 2013, bearing interest at 5.5%, which is collateralized by inventory, accounts receivable, and contract rights of the Company. At June 30, 2011 and June 30, 2010, there was no outstanding balance on the line of credit.

NOTE G – RETIREMENT PLANS

The Company sponsors a 401 (k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. The amount charged to expense under the Plan was $190,482 and $187,817 for the year ended June 30, 2011 and 2010, respectively.

NOTE H - PROFIT SHARING CASH INCENTIVE PLAN

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan. The Company’s contributions are based on amounts established at the discretion of the Board. The Company’s contributions to this plan for the year ended June 30, 2011 and 2010 were $232,121 and $122,315, respectively.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE I - COMMITMENTS

The Company leases land and facilities under noncancellable operating lease agreements expiring through October 31, 2014 but contain various renewal options.

The Company leases a copy machine under a noncancellable operating lease agreement expiring on August 31, 2013.

At June 30, 2011, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2012	$271,240
2013	143,996
2014	93,657
2015	33,600

$542,493

Rent expenses were $ 199,201 for the year ended June 30, 2011.

NOTE J – FLOMET LLC SHARE OPTION PLANS

2000 Share Option Plan

During July 2000, the Board adopted its 2000 incentive share option plan (the 2000 Plan) in order to attract and retain key managerial personnel. The Company reserved 658 of its authorized shares to be subject to option.

Under the 2000 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company’s earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months, divided by the number of outstanding shares, as defined in the Plan, as of the date the option was granted.

As of June 30, 2011, the Company has granted options for 536 shares ranging from $788 to $2,890 per share. A total of 464 shares have been exercised. The options are exercisable, and vest, at varying rates as determined by the Board. The plan originally provided that the optionee had 180 days from the date the applicable portion of the option vested to exercise the option, or it expired. However, during 2004, the Company modified the 2000 Plan to extend each optionee’s expiration dates by four years. The options also expire upon the optionee’s termination of employment from the Company for any reason. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment. At June 30, 2011, the balance of notes receivable related to financed option purchases was $41,616. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

such option; (iv) beginning on the date that is three years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (v) beginning on the date that is four years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option or it expires. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment.

At June 30, 2011 the balance of notes receivable related to financed option purchase was $189,905. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the comparative consolidated financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $69,000.

If the optionee’s employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent of such purchase price multiplied by a fraction, the numerator of which shall be the number of days that the shares were held by the optionee and the denominator of which shall be 365. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12- month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE J – FLOMET LLC SHARE OPTION PLANS (continued)

Additional Disclosures

Both the 2000 and 2006 Plans provide that in the event the Company is sold and remains a surviving entity, the Company shall give written notice of such transaction to holders of outstanding options at least fifteen days prior to the effective date of such transaction, and each such holder shall have the option of exercising his vested options prior to such transaction; provided, further, that to the extent that any such holder’s options are not then fully vested pursuant to the terms of the Plan and the applicable option agreement, the unvested options of such holder that would otherwise vest in the future shall automatically vest and be exercisable upon the effective date of such notice.

NOTE K – TEKNA SEAL LLC SHARE OPTION PLANS

During 2006, the company adopted a Unit Option Plan. Under the plan, the company may grant options to its key employees for up to 502 units of ownership. The exercise price of each option equals the company’s fair value on the date of grant and an options’ maximum term is five years. Vesting periods range from immediate to five years from the date of grant. Compensation costs relating to share-based payments transactions occurring prior to July 1, 2006 are recognized in the financial statements using the intrinsic value method, whereas compensation expenses is recognized as the difference between the fair value of the company and the exercise price. For the year ended June 30, 2011, the company recognized $0 of compensation expense for unit options.

NOTE L – RELATED PARTY TRANSACTIONS

During 2011, the Company hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership the Company. The Company incurred $400,000 in fees during the year ending June 30, 2011. As of June 30, 2011, the company owed $350,000 to Quadrant Management Inc.

Please see QMT Financial Statements for the year ended June 30, 2011 (audited), contained elsewhere in this document.

Quadrant Metals Technologies LLC

Consolidating Balance Sheets

June 30, 2010

	Quadrant Metals Technologies LLC	Flomet LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Quadrant Metals Technologies LLC
ASSETS

Current Assets:
Cash and Cash Equivalents	-	2,429,702	391,920	2,821,622	-	2,821,622
Accounts receivable - net	-	1,311,758	631,010	1,942,768	-	1,942,768
Due from Related Party	-	8,622		8,622	(8,622)	-
Due from Member	-	7,744		7,744	-	7,744
Inventories	-	1,160,715	464,493	1,625,208	-	1,625,208
Prepaid expenses	-	465,417	27,297	492,714	-	492,714
Total current assets	-	5,383,958	1,514,720	6,898,678	(8,622)	6,890,056

Plant and Equipment , Net of Accumulated Depreciation	-	3,678,320	129,047	3,807,367	-	3,807,367

Long Term Assets
Long Term Inventory	-	37,000	67,425	104,425	-	104,425
Goodwill	-	0	3,373,437	3,373,437	-	3,373,437
Investment in Flomet LLC	5,303,586			5,303,586	(5,303,586)	-
Investment in Tekna Seal LLC	4,047,071			4,047,071	(4,047,071)	-
Total Long Term Assets	9,350,657	37,000	3,440,862	12,828,519	(9,350,657)	3,477,862
						-
Total Assets	$9,350,657	$9,099,278	$5,084,629	$23,534,564	$(9,359,279)	$14,175,285

LIABILITIES AND
MEMBERS' EQUITY

Current Liabilities:
Current portion-long term debt	-	435,633		435,633	-	435,633
Accounts payable - trade	-	352,697	230,292	582,989	-	582,989
Accrued Payroll and Related Liabilities	-	270,584		270,584	-	270,584
Other Accrued Expenses	-	124,607	80,474	205,081	(622)	204,459
Due to Related Party	-		8,000	8,000	(8,000)	-
Unearned Mold Income	-	104,861		104,861	-	104,861
Total current liabilities	-	1,288,382	318,766	1,607,148	(8,622)	1,598,526

Long-Term Liabilities
Long-term debt, Net of Current Portion	-	1,569,914	-	1,569,914	-	1,569,914
Deferred Rent	-	-	6,283	6,283	-	6,283
Total Long-Term Liabilities	-	1,569,914	6,283	1,576,197	-	1,576,197

Minority Shareholders' Interests	-	937,396	712,509	1,649,905	-	1,649,905

Members' Equity	9,350,657	5,303,586	4,047,071	18,701,314	(9,350,657)	9,350,657

Total liabilities and equity	$9,350,657	$9,099,278	$5,084,629	$23,534,564	$(9,359,279)	$14,175,285

Quadrant Metals Technologies LLC

Consolidating Statements of Income (unaudited)

June 30, 2010

	Quadrant Metals Technologies LLC	Flomet LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Quadrant Metals Technologies LLC

Revenues
Sales Income	$-	$12,420,775	$3,817,461	$16,238,236	$-	$16,238,236
Income from Flomet LLC	1,597,784				(1,597,784)
Income from Tekna Seal LLC	568,832				(568,832)
Interest Income		7,621	676	8,297		8,297
Other Income		3,251	60	3,311		3,311
Total Revenues	2,166,616.0	12,431,647	3,818,197	16,249,844	(2,166,616)	16,249,844

Cost and Expenses
Cost of Sales		7,376,524	2,035,369	9,411,893		9,411,893
Selling, General and Administrative Expenses		3,024,167	1,113,278	4,137,445		4,137,445
Interest Expenses		150,989	572	151,561		151,561
Other Expenses				-		-
Total Cost and Expenses	-	10,551,680	3,149,219	13,700,899	-	13,700,899

Earnings Before Minority Interest	2,166,616	1,879,967	668,978	4,715,561	(2,166,616)	2,548,945

Minority Interest	-	282,183	100,146	382,329	-	382,329

Net Income	$2,166,616	$1,597,784	$568,832	$4,333,232	$(2,166,616)	$2,166,616

Quadrant Metals Technologies LLC

Consolidating Statements of Cash Flows (unaudited)

June 30, 2010

	Quadrant Metals Technologies LLC	Flomet LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Quadrant Metals Technologies LLC

Cash Flows from Operating Activities
Earnings Before Minority Interest	$2,166,616	$1,879,967	$668,978	$4,715,561	$(2,166,616)	$2,548,945
Adjustments to Reconcile Net Income to				-
Net Cash Provided By Operating				-
Activities:				-
Depreciation and Amortization		530,568	56,833	587,401		587,401
Income from Flomet LLC	(1,597,784)			(1,597,784)	1,597,784	-
Income from Tekna Seal LLC	(568,832)			(568,832)	568,832	-
Defered Rent Expense			900	900		900
(Increase) Decrease in Assets				-		-
Accounts Receivable		1,096,627	(65,511)	1,031,116		1,031,116
Due from Related Party		1,116		1,116	(1,116)	-
Due from Member		6,136		6,136		6,136
Inventory		(11,319)	(160,597)	(171,916)		(171,916)
Prepaid Expenses and Other Assets		(148,692)	4,228	(144,464)		(144,464)
Other Long-Term Assets				-		-
Increase (Decrease) in Liabilities				-		-
Accounts Payable		29,255	132,700	161,955		161,955
Other Accrued Expenses		(185,823)	(5,375)	(191,198)	1,116	(190,082)
Due to Related Party				-		-
Unearned Mold Income		53,173		53,173		53,173
Net Cash Provided by Operating Activities	-	3,251,008	632,156	3,883,164	-	3,883,164
Cash Flows from Investing Activies
Purchase of Goodwill	-	-	-	-		-
Investment in Plant and Equipment	-	(685,423)	(26,422)	(711,845)		(711,845)
Net Cash Used by Investing Activites	-	(685,423)	(26,422)	(711,845)	-	(711,845)
Cash Flows from Financing Activies
Proceeds from Issuance of Long-Term Debt	-	532,466	-	-
Payments on Long-Term Debt	-	(358,985)	(57,803)	(416,788)		(416,788)
Proceeds from Member Shares Issued	-	20,491	32,789	53,280		53,280
Purchase of Membership Shares	-	(61,615)	-	(61,615)		(61,615)
Distributions to Members	-	(1,426,928)	(559,489)	(1,986,417)		(1,986,417)
Net Cash used in Financing Activities	-	(1,294,571)	(584,503)	(2,411,540)	-	(2,411,540)
Net Increase (Decrease) in Cash and Cash Equivalents	-	1,271,014	21,231	1,292,245		1,292,245
Cash and Cash Equivalents, Beginning of Year	-	1,158,688	370,689	1,529,377		1,529,377
Cash and Cash Equivalents, End of Year of Year	$-	$2,429,702	$391,920	$2,821,622	$-	$2,821,622
Supplemental Disclosure of Cash Flow
Information
Cash Paid for Interest		150,989	572	151,561		151,561

Quadrant Metals Technologies LLC

Consolidated Statement of Members’ Equity (unaudited)

For the Year Ended June 30, 2010

	Quadrant Metals Technologies LLC	Flomet LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Quadrant Metals Technologies LLC
Balance, June 30, 2009	$-	$5,767,452	$4,617,302	$10,384,754	$-	$10,384,754
Unit Options Exercised & Issued		10,404	-	10,404	-	10,404
Payments on Notes Receivable		10,087	32,789	42,876	-	42,876
Earnings Before Minority Interest		1,879,967	668,978	2,548,945	-	2,548,945
Distributions		(1,426,928)	(559,489)	(1,986,417)	-	(1,986,417)
				-
Balance, June 30, 2010	-	6,240,982	4,759,580	11,000,562	-	11,000,562

Total Equity Reported on Balance Sheets		937,396	712,509	1,649,905		1,649,905
Minority Shareholders' Interest		5,303,586	4,047,071	9,350,657		9,350,657
Members' Equity	$-	$6,240,982	$4,759,580	$11,000,562	$-	$11,000,562

Advanced Forming Technology

Combined Financial Statements
For the Years Ended April 1, 2012 and April 3, 2011 (audited)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated June 13, 2012 relating to our audit of the combined financial statements of Advanced Forming Technology for the years ended April 1, 2012 and April 3, 2011.

Hein & Associates LLP

Denver, Colorado

July 2, 2012

ADVANCED FORMING TECHNOLOGY

Hein & Associates LLP 1999 Broadway Suite 4000 Denver, Colorado 80202	www.heincpa.com p 303.298.9600 f 303.298.8118

INDEPENDENT AUDITOR’S REPORT

Advanced Forming Technology

Longmont, Colorado

We have audited the accompanying combined balance sheets of Advanced Forming Technology (the “Company”) as of April 1, 2012 and April 3, 2011, and the related combined statements of operations, stockholders’ equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Company as of April 1, 2012 and April 3, 2011, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

Hein & Associates LLP

Denver, Colorado

June 13, 2012

CERTIFIED PUBLIC ACCOUNTANTS AND ADVISORS	DENVER | HOUSTON | DALLAS | ORANGE COUNTY

ADVANCED FORMING TECHNOLOGY

COMBINED BALANCE SHEETS

(in thousands) (audited)

	April 1, 2012	April 3, 2011

ASSETS
Current Assets :
Cash and cash equivalents	$971	$502
Accounts receivable – net of return allowance of $4 and $23, respectively, in 2012 and 2011	6,076	4,167
Inventories	5,969	3,973
Income tax receivable	272	100
Current deferred income taxes	183	189
Prepaid expenses and other current assets	429	534
Total current assets	13,900	9,465

Property, Plant and Equipment, Net	20,044	22,036
Goodwill	12,387	12,387
Other Assets :
Intangible assets, net	12	13
Due from related party	26,824	25,477
Total other assets	26,836	25,490

Total Assets	$73,167	$69,378

liabilities and stockholders’ equity

Current Liabilities :
Accounts payable	$3,976	$2,310
Accrued liabilities	1,036	583
Total current liabilities	5,012	2,893
Long-Term Liabilities :
Non-current deferred income taxes	923	1,137
Total long-term liabilities	923	1,137
Stockholders’ Equity :
Additional paid-in capital	22,494	22,494
Retained earnings	43,110	40,923
Accumulated other comprehensive income	1,628	1,931
Total stockholders’ equity	67,232	65,348
Total Liabilities and Stockholders’ Equity	$73,167	$69,378

See accompanying notes to these combined financial statements.

ADVANCED FORMING TECHNOLOGY

COMBINED STATEMENTS OF OPERATIONS

(in thousands) (audited)

	For the Years Ended,
	April 1, 2012	April 3, 2011

Revenues	$33,692	$25,291

Cost of Sales	28,325	22,028

Gross profit	5,367	3,263

Selling, General and Administrative Expenses	3,277	3,191

Income from Operations	2,090	72

Interest Income , net	13	40

Income before Tax	2,103	112

Income Tax Benefit (Expense):
Current income tax expense	(76)	(390)
Deferred income tax benefit	160	80
Total income tax benefit (expense)	84	(310)

Net Income (Loss)	$2,187	$(198)

See accompanying notes to these combined financial statements.

ADVANCED FORMING TECHNOLOGY

COMBINED STATEMENTS OF STOCKHOLDERS’ EQUITY

(in thousands) (audited)

FOR THE YEARS ENDED APRIL 1, 2012 AND APRIL 3, 2011

	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity

Balance , March 28, 2010	$22,494	$41,121	$1,554	$65,169

Unrecognized gain on derivatives	–	–	377	377
Net loss	–	(198)	–	(198)

Balance , April 3, 2011	22,494	40,923	1,931	65,348

Unrecognized loss on derivatives	–	–	(303)	(303)
Net income	–	2,187	–	2,187

Balance , April 1, 2012	$22,494	$43,110	$1,628	$67,232

See accompanying notes to these combined financial statements.

ADVANCED FORMING TECHNOLOGY

COMBINED STATEMENTS OF CASH FLOWS

(in thousands) (audited)

	For the Years ended,
	April 1, 2012	April 3, 2011

Cash Flows from Operating Activities :
Net income (loss)	$2,187	$(198)
Non-cash items:
Depreciation and amortization	2,135	2,484
Deferred taxes	(208)	(334)
Changes in assets and liabilities:
Accounts receivable	(1,909)	(153)
Inventories	(1,996)	101
Prepaid expenses and other current assets	105	(189)
Income tax receivable and payable	(172)	681
Payables and accruals	1,816	152
Other non-current assets and liabilities	–	(13)
Net cash provided by operating activities	1,958	2,531
Cash Flows from Investing Activities :
Intercompany advances	(1,347)	(2,003)
Purchase of property, plant and equipment	(155)	(256)
Other investing activities	13	28
Net cash used in investing activities	(1,489)	(2,231)
Net Increase in Cash and Cash Equivalents	469	300
Cash and Cash Equivalents , beginning of period	502	202
Cash and Cash Equivalents , end of period	$971	$502
Cash Paid for Interest	$11	$15

See accompanying notes to these combined financial statements.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

1.	Nature of Operations and Summary of Significant Accounting Policies:

Nature of Operations – Incorporated in 1987, Advanced Forming Technology, Inc. (the “Company” or AFT) quickly became an industry leader of metal injection molding (MIM) technology. Metal injection molding combines the shape making capability of plastic injection molding with the material flexibility of powder metallurgy. Using fine metal powders in combination with a “binder” system, components are injection molded, debound and sintered. This process produces highly dense, complex, precisely shaped parts exhibiting properties approaching that of wrought material AFT is a U.S. supplier of MIM parts to a wide variety of industries including: aerospace, automotive, consumer, firearms, and medical. In 1991, Precision Castparts Corp. (PCC) acquired AFT. AFT Europa, Kft. (AFT-Europe) was established in 2001 in Rétság, Hungary as a supplier of MIM products to the European automotive industry. Both AFT and AFT-Europe are wholly owned subsidiaries of PCC.

The Company follows accounting standards set by the Financial Accounting Standards Board, commonly referred to as the FASB. The FASB sets generally accepted accounting principles (GAAP) that the Company follows to ensure it consistently reports the Company’s financial condition, results of operations and cash flows. References to GAAP issued by the FASB in these footnotes are to the FASB Accounting Standards Codification™, sometimes referred to as “guidance” or ASC. The FASB finalized the Codification effective for periods ending on or after September 15, 2009.

Principles of Combination – The accompanying combined financial statements were prepared in accordance with GAAP and include the accounts of Advanced Forming Technology, Inc. and AFT-Europa, Kft., wholly owned subsidiaries of PCC. All intercompany transactions between AFT and AFT-Europe have been eliminated in the combination. All intercompany transactions with PCC business units are reflected as due from or due to related party. Additional paid-in capital on the combined balance sheet reflects PCC’s investment in AFT and AFT-Europe. AFT’s fiscal year is based on a 52-53 week year ending the Sunday closest to March 31.

Financial Instruments – AFT’s financial instruments include cash and cash equivalents and derivative instruments. Because of their short maturity, the carrying amounts of cash and cash equivalents approximate fair value. At various times, AFT uses derivative financial instruments to limit exposure to changes in foreign currency exchange rates. AFT accounts for derivatives pursuant to derivative instruments and hedging activities accounting guidance. This guidance requires that all derivative financial instruments be recorded in the financial statements and measured at fair value. Changes in the fair value of derivative financial instruments are either recognized periodically in income or stockholders’ equity (as a component of accumulated other comprehensive income (loss)) depending on whether the derivative is being used to hedge designated changes in fair value or cash flows.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Cash and Cash Equivalents – The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

The majority of the Company’s cash resources are managed under a pooled treasury system wherein receipts are deposited to the corporate accounts of PCC and disbursements are centrally funded. As part of this pooled activity, AFT-Europe earns interest on balances on deposit with PCC and pays interest when AFT-Europe borrows money from the pool.

Receivables and Credit Policies – Trade receivables consist of uncollateralized customer obligations due under negotiated credit terms. Management reviews trade receivables to estimate uncollectible accounts using a systematic based calculation on a quarterly basis and reduces the carrying amount by a valuation allowance. If the receivable ages beyond a year, the account is reserved 100%. In addition, if non-collection of an account becomes highly unlikely, the amount is reserved immediately. Accounts are deemed delinquent if a payment is past due one day beyond the credit terms.

Inventories – All inventories are stated at the lower of cost or current market values. Cost for inventories at AFT is determined on a last-in, first-out (LIFO) basis. The average inventory cost method is utilized for AFT-Europe. Costs utilized for inventory valuation purposes include material, labor and manufacturing overhead.

Inventories consist primarily of the following:

	April 1, 2012	April 3, 2011

Raw materials/supplies	$2,195	$1,370
Work-in-progress	3,127	2,094
Finished goods	828	724
	6,150	4,188
Less LIFO reserve	(181)	(215)

Total	$5,969	$3,973

The amount of reserve is allocated between work-in-progress, raw materials, and finished goods for fiscal 2012 and 2011.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Property, Plant and Equipment – Property, plant and equipment are stated at cost. Depreciation of property, plant and equipment is computed using the straight-line method based on the estimated service lives of the assets. Estimated service lives are generally 20 to 40 years for buildings and improvements, 3 to 12 years for machinery and equipment and 3 to 7 years for computer hardware and software. The cost of properties sold, or otherwise disposed of, and the related accumulated depreciation or amortization are removed from the accounts, and any gains or losses are reflected in current operations. Expenditures for routine maintenance, repairs and minor improvements are charged to expense as incurred.

Long-Lived Assets – Long-lived assets held for use are subject to an impairment assessment upon certain triggering events. If the carrying value is no longer recoverable based upon the undiscounted future cash flows, an impairment is recorded for the difference between the carrying amount and the fair value of the asset. Long-lived assets considered held for sale are stated at the lower of carrying value or fair value less the cost to sell.

Goodwill and Other Intangible Assets – Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill and other intangible assets deemed to have indefinite lives are not subject to amortization in accordance with accounting guidance provided by GAAP through the Accounting Standards Codification. Goodwill and intangible assets are tested for impairment. This testing compares the carrying values of each intangible asset or reporting unit to estimated fair values. If the carrying value of these assets is in excess of estimated fair value, the carrying value is reduced to their estimated fair value or, in the case of goodwill, implied fair value. The Company has determined that there was no impairment of goodwill or other intangible assets as of April 1, 2012 and April 3, 2011.

Identifiable intangible assets and goodwill consist of the following at April 1, 2012 and April 3, 2011:

	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Carrying Amount
April 1, 2012
Amortized intangible assets:
Patent	$12	$–	$–	$12
Unamortized intangible assets:
Goodwill	16,799	(4,412)	–	12,387

	$16,811	$(4,412)	$–	$12,399
April 3, 2011
Amortized intangible assets:
Patent	$13	$–	$–	$13
Unamortized intangible assets:
Goodwill	16,799	(4,412)	–	12,387

	$16,812	$(4,412)	$–	$12,400

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Estimated amortization expense for each of the following fiscal years is as follows:

2013	$1
2014	1
2015	1
Thereafter	9

$12

The amortization will change in future periods if other intangible assets are acquired, existing intangibles are disposed, or impairments are recognized.

Revenue Recognition – The Company recognizes revenue when the earnings process is complete. This generally occurs when products are shipped to the customer in accordance with the contract or purchase order, ownership and risk of loss have passed to the customer, collectability is reasonably assured, and pricing is fixed and determinable. In instances where title does not pass to the customer upon shipment, AFT recognizes revenue upon delivery or customer acceptance, depending on terms of the sales agreement. Service sales, representing maintenance and engineering activities, are recognized as services are performed.

Shipping and Handling Costs – Shipping and handling fees and costs charged to customers are reflected in net revenues and cost of goods sold, as appropriate.

Concentrations of Business and Credit Risk – Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

Financial instruments potentially subjecting the Company to concentrations of credit risk consist principally of receivables.  As of April 1, 2012 and April 3, 2011, approximately 30% and 29%, respectively, of the Company’s trade receivables were attributed to two customers in fiscal 2012 and 2011. One of these customers is a major customer and contributed greater than 10% of the Company’s revenues in fiscal 2012 and fiscal 2011. The Company has long-standing relationships with these customers, and management considers the credit risk to be low.

No suppliers accounted for greater than 10% of the Company’s purchases for the periods ended April 1, 2012 and April 3, 2011.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes – Provisions for federal, state and foreign income taxes are calculated on reported pre-tax earnings based on current tax law and also include, in the current period, the cumulative effect of any changes in tax rates from those previously used in determining deferred tax assets and liabilities. Such provisions differ from the amounts currently receivable or payable because certain items of income and expense are recognized in different time periods for financial reporting purposes than for income tax purposes. Significant judgment is required in determining income tax provisions and evaluating tax positions. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Tax benefits arising from uncertain tax positions are recognized when it is more likely than not that the position will be sustained upon examination by the relevant tax authorities. The amount recognized in the financial statements is the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. AFT recognizes interest and penalties, if any, related to uncertain tax positions in income tax expense.

Foreign Currency Transactions – Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency, except those transactions that have been designated as hedges of identifiable foreign currency commitments are included in the results of operations as incurred. Transaction gains and losses had no material impact on AFT’s results of operations for any year presented.

AFT-Europe adopted the U.S. dollar as its functional currency as of fiscal 2003, thus there were no translation gains or losses reported as a component of stockholders’ equity in fiscal 2012 and 2011.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Retirement and Other Post-Retirement Benefit Plans – The Company participates in a defined benefit and defined contribution plan covering substantially all U.S. employees sponsored by PCC. The liabilities and net periodic cost of AFT’s defined benefit pension and other post-retirement plans are determined using methodologies that involve several actuarial assumptions, the most significant of which are the discount rate, the rate of return on plan assets, and medical trend rate (rate of growth for medical costs). For the U.S. plan, the discount rate was determined based on the results of a bond matching model that constructed a portfolio of bonds with credit ratings of AA/Aa, or higher, that match AFT’s expected pension benefit cash flows. The discount rate was determined on the basis of the internal rate of return on the bond portfolio. A portion of net periodic pension cost is included in production costs, which is included in inventories and subsequently recognized in net earnings when inventories are liquidated and charged to cost of sales. The Company amortizes gains and losses, which occur when actual experience differs from actuarial assumptions, over the average future service period of employees. AFT’s funding policy for pension plans is to contribute, at a minimum, the amounts required by applicable laws. Pension related assets and liabilities are maintained by PCC in its consolidated financial statements. During fiscal 2012 and 2011, the AFT U.S. net periodic pension cost allocated from PCC was $103 and $132, respectively.

The expense related to employer contributions to the Company’s defined contribution plan was $37 and $41 in fiscal 2012 and 2011, respectively.

Stock-Based Compensation – Select employees of the Company are eligible to participate in PCC’s stock-based compensation plans. Compensation cost related to share-based payment transactions is recognized in PCC’s consolidated financial statements, with the cost measured based on the estimated fair value of the equity or liability instruments issued. PCC recognizes the compensation cost related to stock options over the requisite service period of the award, which is generally the option vesting term of four years. Stock option expense directly attributable to the Company is not significant for the fiscal years ended 2012 and 2011.

2.	Property, Plant and Equipment :

Property, plant and equipment consist of the following:

	April 1, 2012	April 3, 2011

Land	$1,255	$1,255
Buildings and improvements	16,624	16,624
Machinery and equipment	33,972	33,904
Total	51,851	51,783
Less accumulated depreciation	(31,807)	(29,747)

Total	$20,044	$22,036

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Related depreciation expense for the years ended April 1, 2012 and April 3, 2011 was $2,134 and $2,484, respectively.

3.	Fair Value Measurements:

Fair value guidance defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements. Fair value guidance defines fair value as the exchange price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Fair value guidance also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.

Level 2 –	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 –	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The following table presents the assets and liabilities measured at fair value on a recurring basis as of April 1, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Derivative instruments	$–	$–	$–	$–
Liabilities:
Derivative instruments	$–	$13	$–	$13

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

The following table presents the assets and liabilities measured at fair value on a recurring basis as of April 3, 2011:

	Level 1	Level 2	Level 3	Total

Assets:
Derivative instruments	$–	$309	$–	$309
Liabilities:
Derivative instruments	$–	$–	$–	$–

Derivative instruments consist of fair value hedges and cash flow hedges. Foreign exchange values are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. There were no changes in AFT’s valuation techniques used to measure assets and liabilities at fair value on a recurring basis.

4.	Income Taxes :

Deferred tax assets and liabilities related to the Company’s operations are comprised of the following:

	April 1, 2012	April 3, 2011

Deferred Tax Assets (Liabilities):
Current:
Expense accruals/other reserves	$59	$42
Inventory reserve	124	147
Net current deferred tax assets	$183	$189
Non-Current – Long-Term:
Depreciation/amortization	$(890)	$(1,052)
Other	(33)	(85)
Net long-term deferred tax liabilities	$(923)	$(1,137)

The benefit (expense) for income taxes differs from U.S. federal statutory rate of 35% primarily due to non-recurring adjustments to prior-year tax assets and liabilities.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Effective October 4, 2009, the Company adopted applicable provisions of FASB ASC 740, Accounting for Uncertainty in Income Taxes, to recognize, measure, and disclose uncertain tax positions in the financial statements. Under ASC 740, tax positions must meet a “more-likely-than-not” recognition threshold at the effective date to be recognized upon the adoption and in subsequent periods. Upon the adoption of ASC 740, the Company had no unrecognized tax benefits. During the periods ended April 1, 2012 and April 3, 2011, no adjustments were recognized for uncertain tax benefits. The Company recognizes interest and penalties related to uncertain tax positions in income tax benefit (expense). No interest or penalties related to uncertain tax positions were accrued at April 1, 2012 and April 3, 2011.

The Company is included as a member of a consolidated group that files a return in the U.S. federal jurisdiction, and various states.  In addition, the Company files a tax return in Hungary.  The federal consolidated return of which the Company is a member is under examination by the IRS for tax years 2010 and 2011.  In addition, the Company is a member of combined state returns in California, Colorado, Illinois, Oregon, and Texas that are under examination for tax years 2006 through 2010.  For federal and state returns, the statutes of limitation are closed for all tax years through 2006.  The Hungarian tax returns remain open to examination for the tax years 2007 through 2011.

5.	Accrued Liabilities :

Accrued liabilities consisted of the following:

	April 1, 2012	April 3, 2011

Salary and wages payable	$394	$277
Property taxes	68	81
Customer deposits	337	68
Employee stock purchase plan withholdings	34	57
Other accrued liabilities	203	100

Total	$1,036	$583

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

6.	Accumulated Other Comprehensive Income:

Comprehensive income is the sum of net income and all other non-owner changes in equity. The components of the non-owner changes in equity, or accumulated other comprehensive income, were as follows (net of tax):

	April 1, 2012	April 3, 2011

Cumulative unrealized foreign currency translation gains	$1,628	$1,628
Unrecognized gain on derivatives	–	303

Accumulated other comprehensive income	$1,628	$1,931

7.	Derivatives and Hedging Activities:

AFT holds and issues derivative financial instruments for the purpose of hedging the risks of certain identifiable and anticipated transactions. In general, the types of risks hedged are those relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates. AFT documents its risk management strategy and hedge effectiveness at the inception of and during the term of each hedge.

Derivative financial instruments are recorded in the financial statements and measured at fair value. Changes in the fair value of derivative financial instruments are either recognized periodically in income or stockholders’ equity (as a component of accumulated other comprehensive income (loss)) depending on whether the derivative is being used to hedge changes in fair value or cash flows. In the normal course of business, AFT executes the following types of hedge transactions:

Fair Value Derivatives – AFT has sales and purchase commitments denominated in foreign currencies. Foreign currency forward contracts are used to offset against the risk of change in the fair value of these commitments attributable to fluctuations in exchange rates. Changes in the fair value of the derivative instrument are offset in the combined statements of operations by changes in the fair value of the item being hedged.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Cash Flow Hedges – AFT has exposure to fluctuations in foreign currency exchange rates. Foreign currency forward contracts and options are used to hedge the variability in cash flows from forecast receipts or expenditures denominated in currencies other than the functional currency. For cash flow hedge transactions, changes in the fair value of the derivative instruments are reported in accumulated other comprehensive income (loss). The gains and losses on cash flow hedge transactions that are reported in accumulated other comprehensive income (loss) are reclassified to earnings in the periods in which earnings are affected by the variability of the cash flows of the hedged item. The ineffective portions of all hedges are recognized in current period earnings.

AFT formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are designated as hedging instruments have been highly effective in offsetting changes in the cash flows of hedged items and whether those derivatives may be expected to remain highly effective in future periods. When it is determined that a derivative is not, or has ceased to be highly effective as a hedge, AFT discontinues hedge accounting prospectively.

Derivative instruments are measured at fair value within the combined balance sheet either as assets or liabilities. As of April 3, 2011, accounts receivable included foreign exchange contracts of $309. As of April 1, 2012, accounts payable included foreign exchange contracts of $13. For the periods ended April 1, 2012 and April 3, 2011, AFT recognized $295 of gains and $64 of losses, respectively, in the selling, general and administrative expenses line within the combined statements of operations for derivatives designated as hedging instruments.

8.	Subsequent Events :

On April 6, 2012, PCC entered into a purchase and sale agreement with ARC Wireless Solutions, Inc., to purchase the combined AFT entity. The agreement is for a sale price of $43.0 million to be paid with $25.4 million in cash and $17.6 million in convertible notes. Closing of the transaction is estimated to occur in June 2012.

Events subsequent to April 1, 2012 were evaluated through June 13, 2012, the date the combined financial statements were available to be issued. There were no other subsequent events requiring disclosure.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.

Common Stock not outstanding that is subject to options or other convertible securities or rights is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or other convertible securities or rights, but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

Beneficial Ownership Prior to the Annual Meeting

The following table summarizes certain information as of the date of this proxy statement, except as noted below, with respect to the beneficial ownership of our Common Stock by each director, director-nominee, by all executive officers, directors and director-nominees as a group, and by each other person known by us to be the beneficial owner of more than five percent of our Common Stock. As of the record date of this proxy statement, 3,091,350 shares of our Common Stock are issued and outstanding.

The number of shares beneficially owned and the percentages set forth in the table below do not give effect to shares of Company Common Stock which shall be issued if a majority of the disinterested shareholders of the Company approve the QMT Acquisition at the Annual Meeting, and therefore such shares are not yet included in the table. The table does not include the effects of any conversion of the AFT Convertible Note. In addition, the disclosures set forth below do not give effect to the prospective 1:1.95 Reverse Stock Split.

See, the “Pro-Forma Security Ownership Table Assuming Disinterested Shareholder Approval of the QMT Acquisition and Effectiveness of 1:1.95 Reverse Stock Split” set forth further below in this section of the proxy statement which presents the respective pro-forma number of shares that would be beneficially owned and the respective percentages of ownership of the Company prospectively assuming approval to close the QMT Acquisition and giving effect to the 1:1.95 Reverse Stock Split.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1) as of the date of this Proxy Statement		Percent of Class (1)
Brean Murray Carret Group, Inc. 40 West 57th Street, 20th Floor New York, NY 10019	1,126,484	(2)(4)	36.44%

Jason Young, Chairman of the Board ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	1,126,484	(2)(4)	36.44%

Theodore Deinard, Interim Chief Executive Officer, Acting Chief Financial Officer and Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	1,126,484	(2)(4)	36.44%

Paul J. Rini 7376 Johnnycake Rd Mentor, Ohio 44060	417,271	(3)	13.5%

Lynn Wunderman, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	0		*

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1) as of the date of this Proxy Statement		Percent of Class (1)

Jonathan Bernstein, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	0		*

Viktor Nemeth, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	0		*

Jerrold H. Abrahams, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	0		*

Harold R. Bledsoe President and Chief Technology Officer ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	0		*

Keerat Kaur Corporate Secretary ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	1,126,484	(2)(4)	36.44%

All officers, directors and director- nominees as a group (8 persons)	1,126,484	(2)(4)	36.44%

* Less than one percent.

(1)	“Beneficial ownership” is defined in the regulations promulgated by the U.S. Securities and Exchange Commission as having or sharing, directly or indirectly (1) voting power, which includes the power to vote or to direct the voting, or (2) investment power, which includes the power to dispose or to direct the disposition, of shares of the Common Stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase Common Stock, or other securities convertible into Common Stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2)	Consists of 1,126,484 shares beneficially owned by the Brean Murray Mr. Young, the Chairman of the Company’s Board, and Mr. Theodore Deinard, the Company’s Interim Chief Executive Officer, each serves as a representative of Brean Murray, and each is deemed to share voting and investment power over the shares beneficially owned by the Brean Murray.

(3)	Consists of shares owned by Mr. Paul J. Rini as reported on January 24, 2012.

(4)	The shares owned by Brean Murray are included five times in the table in accordance with the rules governing disclosure of beneficial ownership. In addition to being shown as owned by Brean Murray, these same shares are included as being within the scope of the definition of deemed ownership applicable to each of Jason Young, Theodore Deinard and Keerat Kaur by all officers and directors as a group, all of whom disclaim such ownership.

 Pro-Forma Beneficial Ownership Assuming Approval of the QMT Acquisition by the Disinterested Shareholders and Effectiveness of 1:1.95 Reverse Stock Split.

The following table sets forth on a pro-forma basis, assuming approval of the QMT Acquisition and the Securities Sale by a majority of the disinterested shareholders present and voting at the Annual Meeting , the prospective beneficial ownership of our Common Stock by each director, director-nominee, by all executive officers, directors and director-nominees as a group, and by each other person known by us to be the beneficial owner of more than five percent of our Common Stock. Assuming such approval and the issuance of shares thereof, following the Annual Meeting and the closing of the QMT Acquisition and Securities Sale, and giving prospective effect to the 1:1.95 Reverse Stock Split, the Company would have 5,672,767 shares of Common Stock issued and outstanding as of the closing date (without giving effect to any issuances pursuant to conversion of the AFT Convertible Note).

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned Pre-1:1.95 Reverse Split (1)		Number of Shares Beneficially Owned Post- 1:1.95 Reverse Split (1)		Percent of Class
Brean Murray Carret Group, Inc. 40 West 57th Street, 20th Floor New York, NY 10019	7,047,199	(2)(4)	3,613,948	(2)(4)	63.7%

Jason Young, Chairman of the Board ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	7,047,199	(2)(4)	3,613,948	(2)(4)	63.7%

Theodore Deinard, Interim Chief Executive Officer, Acting Chief Financial Officer and Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	7,047,199	(2)(4)	3,613,948	(2)(4)	63.7%

Paul J. Rini 7376 Johnnycake Rd Mentor, Ohio 44060	447,550	(3)	213,119	(3)	4.1%

Lynn Wunderman, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146			0		*

Jonathan Bernstein, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146			0		*

Viktor Nemeth, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146			0		*

Jerrold H. Abrahams, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146			0		*

Harold R. Bledsoe President and Chief Technology Officer ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146			0		*

Keerat Kaur Corporate Secretary ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	7,047,199	(2)(4)	3,613,948	(2)(4)	63.7%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned Pre-1:1.95 Reverse Split (1)	Number of Shares Beneficially Owned Post- 1:1.95 Reverse Split (1)		Percent of Class

Precision Cast Parts, Inc. (5)		0		*

All officers and directors as a group (8 persons)		3,613,948	(2)(4)	63.7%

(1)	Gives pro-forma effect to Beneficial Ownership following approval of the QMT Acquisition by the disinterested shareholders of the Company and issuance of the QMT Shares and issuance of the Securities Sale shares.

(2)	In the event the disinterested shareholders do not approve the QMT Acquisition, the numbers and percentages set forth in this table will have no effect and there will be no changes from the table set forth under the caption “Beneficial Ownership as of The Date of this Proxy Statement.” Consists of an aggregate of shares prospectively beneficially owned by the Brean Murray and its affiliates, including Quadrant and Carret P.T., LP, assuming approval of the QMT Acquisition by the disinterested shareholders, pursuant to which shares of Common Stock of the Company would be issued to Quadrant in exchange for approximately 74% of the QMT ownership interests; and Carret P.T., LP, an affiliate of Brean Murray, will purchase from ARC newly-issued shares of ARC’s Common Stock in exchange for a cash investment of $450,594. Mr. Young, the Chairman of the Company’s Board, Mr. Theodore Deinard, the Company’s Interim Chief Executive Officer, and Ms. Keerat Kaur, each serves as a representative of Brean Murray, and each is deemed to share voting and investment power over the shares beneficially owned by the Brean Murray.

(3)	Consists of shares owned by Mr. Paul J. Rini as reported on January 24, 2012.

(4)	The shares prospectively and collectively deemed to be beneficially owned by Brean Murray and its affiliates are included five times in the table in accordance with the rules governing disclosure of beneficial ownership. In addition to being shown as owned by Brean Murray, these same shares are included as being within the scope of the definition of deemed ownership applicable to each of Jason Young, Theodore Deinard and Keerat Kaur and by all officers and directors as a group, all of whom disclaim such ownership.

(5)	Assuming approval of the AFT Acquisition by the Company shareholders, the Company would issue the AFT Convertible Note, pursuant to which PCC, as the holder thereof, would have the right to convert the Convertible Note to Company Common Stock at a purchase price equal to 30-day volume-weighted average trading value of the Common Stock immediately before the conversion. The Convertible Note contains a restriction that PCC may not own more than 9.99% of the issued and outstanding shares of Company Common Stock at any given time. As such, the maximum beneficial ownership to which PCC would be entitled at any given time would be 9.99% to the extent of which principal and interest upon the Convertible Note is outstanding.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended to be presented at the 2013 Annual Meeting of the Stockholders of the Company must be received by the Company on or before December 31, 2012, to be eligible for inclusion in the Company's proxy materials relating to the 2013 Annual Meeting of Stockholders. The inclusion of any such stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

The Company must receive in writing any stockholder proposals intended to be considered at its 2013 Annual Meeting of Stockholders, but not included in the Company's proxy materials relating to the meeting, by February 15, 2013. Pursuant to Rule 14(a)-4(c)(1) under the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the Company's 2013 proxy statement will have discretionary authority to vote on any stockholder proposal that is considered at the 2013 Annual Meeting of Stockholders, but not received on or prior to the deadline described above.

Proposals must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations, and our bylaws, committee charters, and policies, and must otherwise comply with Rule 14a-8 of the Exchange Act and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements. All stockholder proposals should be sent via certified mail, return receipt requested, and addressed to Corporate Secretary, ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, Colorado 80216-1146.

ABSENCE OF APPRAISAL RIGHTS

Under the Utah Revised Business Corporation Act, holders of ARC’s Common Stock will not have any appraisal or dissenters’ rights as a result of the transactions described in this proxy statement.

AVAILABILITY OF REPORTS ON FORM 10-K

A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 is being sent to each shareholder who will be receiving this proxy statement. Upon written request, we will provide, without charge, a copy of our 2011 Form 10-K or other SEC filings to any shareholder of record, or to any shareholder who owns Common Stock listed in the name of a bank or broker as nominee, at the close of business on __________, 2012. Any request for a copy of our 2011 Form 10-K or other SEC filings should be mailed to ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, CO 80216-1146, Attention: Investor Relations.

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS

We are using the SEC’s full set delivery option of proxy materials.  We will not household our proxy materials or notices to shareholders of record sharing an address.  As a result, shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, shareholders who own the Company’s Common Stock through certain brokerage firms, banks and other entities should be aware that they may only receive one copy from such entities. The Company will, upon request, deliver without charge a separate copy of the Company’s Annual Report on Form 10-K and/or this proxy statement, as may be requested, to any shareholder.  Such materials may be requested via e-mail at investorrelations@antennas.com or by contacting:

ARC Wireless Solutions, Inc.

Attention: Theodore Deinard, Interim Chief Executive Officer

6330 North Washington Street, Unit #13

Denver, CO 80216-1146

Telephone: (303) 467-5236

WHERE YOU CAN FIND MORE INFORMATION

The Company is currently subject to the information requirements of the Exchange Act and files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 Washington, D.C. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public over the Internet at the SEC’s Website at http://www.sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in any other subsequently filed document.

Pursuant to the Exchange Act, we currently file annual and quarterly reports with the SEC. Our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2011, filed pursuant to Section 13 of the Exchange Act, includes financial statements and schedules.

The Company’s Form 10-K for the fiscal year ended December 31, 2011 was filed with the SEC on March 14, 2012. We are delivering to you with this proxy statement copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

This proxy statement incorporates by reference the following documents that we have previously filed with the SEC. They contain important information about the Company and its financial condition.

•	Our Annual Report on Form 10-K, as amended, for the year ended December 31, 2011.

This proxy statement incorporates by reference our financial statements that are contained in certain documents that we have previously filed with the SEC, as follows:

•	Our audited Consolidated Balance Sheet as of December 31, 2011 and December 31, 2010, our audited Consolidated Statements of Income for the years ended December 31, 2011 and December 31, 2010, our audited Consolidated Statements of Cash Flows for the years ended December 31, 2011 and December 31, 2010 and the Notes to our audited Consolidated Financial Statements, in each case that are contained in our Annual Report on Form 10-K for the year ended December 31, 2011.

We also incorporate by reference any additional documents that we may file with the Commission under Section 13(a), 13(c), 14 or 15 (d) of the Exchange Act between the date of this proxy statement and the date of the Annual Meeting.

We will provide, without charge, upon the written or oral request of any person to whom this proxy statement is delivered, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by written request addressed to:

Theodore Deinard

Interim Chief Executive Officer

ARC Wireless Solutions, Inc.

6330 North Washington Street, Unit #13

Denver, CO 80216-1146

These documents are also included in our SEC filings, which you can access electronically at the SEC website located at http://www.sec.gov.

This Notice and Proxy Statement are sent by order of the Board of Directors.

Dated: July ___, 2012	Theodore Deinard
Interim Chief Executive Officer

* * * * *

-383-